Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit 10.1(a)

EXECUTION COPY

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

dated as of March 24, 2009,

among

CB RICHARD ELLIS SERVICES, INC.,

CB RICHARD ELLIS GROUP, INC.,

CERTAIN SUBSIDIARIES OF

CB RICHARD ELLIS SERVICES, INC.,

THE LENDERS NAMED HEREIN

and

CREDIT SUISSE,

as Administrative Agent and Collateral Agent

CREDIT SUISSE SECURITIES (USA) LLC

and

BANC OF AMERICA SECURITIES LLC,

as Joint Lead Arrangers and Joint Bookrunners

BARCLAYS,

HSBC BANK USA, NATIONAL ASSOCIATION,

THE ROYAL BANK OF SCOTLAND

and

WELLS FARGO,

as Co-Agents

-i-

-ii-

-iii-

Exhibits

Exhibit A	Form of Administrative Questionnaire
Exhibit B	Form of Assignment and Acceptance
Exhibit C	Form of Auction Assignment and Acceptance
Exhibit D	Auction Procedures
Exhibit E	Form of Borrowing Request
Exhibit F-1	Form of Borrowing Subsidiary Agreement
Exhibit F-2	Form of Borrowing Subsidiary Termination
Exhibit G	Form of Collateral Agreement
Exhibit H	Form of Purchaser Agreement
Exhibit I	Form of Opinion for Purchaser Agreement
Exhibit J-1	Form of Opinion of Assistant General Counsel of U.S. Borrower
Exhibit J-2	Form of Opinion of Simpson Thacher & Bartlett LLP
Exhibit J-3	Form of Opinion of Foreign Counsel

Schedules

Schedule 1.01(a)	Subsidiary Guarantors
Schedule 1.01(b)	Additional Cost
Schedule 1.01(c)	Approved Take Out Parties
Schedule 1.01(d)	Existing Letters of Credit
Schedule 2.01	Lenders
Schedule 3.08	Subsidiaries
Schedule 3.09	Litigation; Compliance with Laws
Schedule 3.18(a)	UCC Filing Offices
Schedule 4.02(a)	Foreign Counsel
Schedule 6.01(a)	Indebtedness
Schedule 6.02(a)	Liens
Schedule 6.03(k)	Existing Investments
Schedule 6.03(p)	D&I Investments
Schedule 6.03	Committed Amounts
Schedule 6.05(d)	Certain Existing Restrictions

-iv-

SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of March 24, 2009 (this “Agreement”), among CB RICHARD ELLIS SERVICES, INC., a Delaware corporation (the “U.S. Borrower”), CB RICHARD ELLIS LIMITED, a limited company organized under the laws of England and Wales (with company no: 3536032) (the “U.K. Borrower”), CB RICHARD ELLIS LIMITED, a corporation organized under the laws of the province of New Brunswick (the “Canadian Borrower”), CB RICHARD ELLIS PTY LTD, a company organized under the laws of Australia and registered in New South Wales (the “Australian Borrower”), CB RICHARD ELLIS LIMITED, a company organized under the laws of New Zealand (the “New Zealand Borrower”), CB RICHARD ELLIS GROUP, INC., a Delaware corporation (“Holdings”), the Lenders (as defined in Article I), and CREDIT SUISSE, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”) for the Lenders.

The Borrowers, Holdings, the Administrative Agent, the Collateral Agent and the lenders party thereto previously entered into that certain Amended and Restated Credit Agreement dated as of December 20, 2006 (the “Existing Credit Agreement”), under which (a) the Tranche A Lenders made Tranche A Loans to the U.S. Borrower in an aggregate principal amount of $1,100,000,000, (b) the Tranche B Lenders made Tranche B Loans to the U.S. Borrower in an aggregate principal amount of $1,100,000,000, (c) the Revolving Credit Lenders agreed to extend credit in the form of (i) Domestic Revolving Loans to the U.S. Borrower at any time and from time to time prior to the Revolving Credit Maturity Date, in an aggregate principal amount at any time outstanding not in excess of $500,000,000, (ii) Multicurrency Revolving Loans to the U.S. Borrower, the Canadian Borrower, the Australian Borrower and the New Zealand Borrower at any time and from time to time prior to the Revolving Credit Maturity Date, in an aggregate principal amount at any time outstanding not in excess of $50,000,000, and (iii) U.K. Revolving Loans to the U.S. Borrower and the U.K. Borrower at any time and from time to time prior to the Revolving Credit Maturity Date, in an aggregate principal amount at any time outstanding not in excess of $50,000,000, (d) the Swingline Lenders agreed to extend credit in the form of (i) Domestic Swingline Loans to the U.S. Borrower at any time and from time to time prior to the Revolving Credit Maturity Date, in an aggregate principal amount at any time outstanding not in excess of $20,000,000, and (ii) N.Z. Swingline Loans to the New Zealand Borrower at any time and from time to time prior to the Revolving Credit Maturity Date, in an aggregate principal amount at any time outstanding not in excess of $35,000,000, and (e) the Issuing Bank agreed to issue Letters of Credit, in an aggregate face amount at any time outstanding not in excess of $100,000,000, to support payment obligations incurred in the ordinary course of business by the Borrowers and the Subsidiaries.

Following the effectiveness of the Existing Credit Agreement, the U.S. Borrower, Holdings, the Administrative Agent, the Collateral Agent and the Tranche A-1 Lenders entered into that certain Incremental Term Loan Assumption Agreement dated as of March 27, 2008 (the “Tranche A-1 Loan Agreement”), under which the Tranche A-1 Lenders made Tranche A-1 Loans to the U.S. Borrower in an aggregate principal amount of $300,000,000.

On the Second Restatement Date, immediately prior to giving effect to the Second Restatement Date Prepayment, the aggregate outstanding principal amount of (a) the Tranche A Loans was $827,000,000, (b) the Tranche A-1 Loans was $297,750,000, and (c) the Tranche B Loans was $949,000,000.

The Borrowers, Holdings and the Required Lenders (as defined in the Existing Credit Agreement) desire to amend and restate the Existing Credit Agreement and the Tranche A-1 Loan Agreement in the form of this single Agreement.

Accordingly, the parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Defined Terms. As used in this Agreement, the following terms shall have the meanings specified below:

“ABR”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

“Acceptance Fee” shall mean a fee payable in Canadian Dollars by the Canadian Borrower to the Administrative Agent for the account of a Canadian Lender with respect to the acceptance of a B/A or the making of a B/A Equivalent Loan on the date of such acceptance or loan, calculated on the face amount of the B/A or the B/A Equivalent Loan at the rate per annum applicable on such date as set forth in the row labeled “Fixed Rate Spread” in the definition of the term “Applicable Percentage” on the basis of the number of days in the applicable Contract Period (including the date of acceptance and excluding the date of maturity) and a year of 365 days (it being agreed that the rate per annum applicable to any B/A Equivalent Loan is equivalent to the rate per annum otherwise applicable to the Bankers’ Acceptance which has been replaced by the making of such B/A Equivalent Loan pursuant to Section 2.24).

“Accepting Lenders” shall have the meaning assigned to such term in Section 9.20(a).

“Additional Cost” shall mean, in relation to any Borrowing that is denominated in Pounds, for any Interest Period, the cost as calculated by the Administrative Agent in accordance with Schedule 1.01(b) imputed to each Multicurrency Revolving Credit Lender participating in such Borrowing of compliance with the mandatory liquid assets requirements of the Bank of England during that Interest Period, expressed as a percentage.

“Adjusted Consolidated Net Income” shall mean, for any period, Consolidated Net Income for such period plus, without duplication and to the extent deducted in determining Consolidated Net Income for such period, the sum of (a) any non-recurring fees, expenses or charges in connection with the consummation of the Transactions and (b) any non-recurring fees, expenses or charges related to any Equity Issuance, investment permitted under Section 6.03, Permitted Acquisition or incurrence of Indebtedness, with the aggregate amount added back pursuant to this clause (b) not to exceed $15,000,000 in such period.

“Adjusted LIBO Rate” shall mean, with respect to any Eurocurrency Borrowing for any Interest Period, an interest rate per annum equal to the product of (a) the LIBO Rate in effect for such Interest Period and (b) Statutory Reserves; provided, however, that, if such Eurocurrency Borrowing is denominated in Pounds, then the “Adjusted LIBO Rate” shall be the LIBO Rate in effect for such Interest Period plus Additional Cost. Notwithstanding the foregoing, the “Adjusted LIBO Rate” shall be deemed to be not less than 2.00% per annum.

“Administrative Agent Fees” shall have the meaning assigned to such term in Section 2.05(b).

“Administrative Questionnaire” shall mean an Administrative Questionnaire substantially in the form of Exhibit A, or such other form as may be supplied from time to time by the Administrative Agent.

“Affected Class” shall have the meaning assigned to such term in Section 9.20(a).

“Affiliate” shall mean, when used with respect to a specified person, another person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the person specified; provided, however, that, for purposes of Section 6.06, the term “Affiliate” shall also include any person that directly or indirectly owns 10% or more of any class of Equity Interests of the person specified or that is an officer or director of the person specified.

“Aggregate Domestic Revolving Credit Exposure” shall mean the aggregate amount of the Lenders’ Domestic Revolving Credit Exposures.

“Aggregate Multicurrency Revolving Credit Exposure” shall mean the aggregate amount of the Lenders’ Multicurrency Revolving Credit Exposures.

“Aggregate U.K. Revolving Credit Exposure” shall mean the aggregate amount of the Lenders’ UK Revolving Credit Exposures.

“Agreement Currency” shall have the meaning assigned to such term in Section 9.17.

“Alternate Base Rate” shall mean, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day (or, in the case of a Dollar Loan to the Canadian Borrower, the U.S. Base Rate), (b) the Federal Funds Effective Rate in effect on such day plus  1/2 of 1% and (c) the sum of (i) the Adjusted LIBO Rate in effect on such day for a one-month Interest Period and (ii) 1.00%. Any change in the Alternate Base Rate due to a change in the Prime Rate, the U.S. Base Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate shall be effective on the effective date of such change in the Prime Rate, the U.S. Base Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate, respectively.

“Alternative Currency” shall mean (a) with respect to U.K. Revolving Loans and U.K. Letters of Credit, Pounds and Euro, and (b) with respect to Multicurrency Loans and Multicurrency Letters of Credit, Australian Dollars, Canadian Dollars, Japanese Yen and New Zealand Dollars.

“Alternative Currency Equivalent” shall mean, on any date of determination, with respect to any amount denominated in dollars in relation to any specified Alternative Currency, the equivalent in such specified Alternative Currency of such amount in dollars, determined by the Administrative Agent pursuant to Section 1.05 using the applicable Exchange Rate then in effect.

“Amendment Fees” shall have the meaning assigned to such term in Section 2.05(e).

“Amendment Period” shall mean the period commencing from and including the Second Restatement Date through and including March 31, 2011.

“ANZ Sublimit” shall mean $35,000,000.

“Applicable Percentage” shall mean, for any day, subject to Section 2.07, (a) with respect to the Facility Fees, the applicable percentage set forth below under the caption “Facility Fee Revolving Loans”, based upon the Leverage Ratio as of the relevant date of determination, (b) with respect to any Other Term Loan or Other Revolving Loan, the “Applicable Percentage” set forth in the Loan Modification Agreement relating thereto, and (c) with respect to any Fixed Rate Tranche A Loan, Daily Rate Tranche A Loan, Fixed Rate Tranche A-1 Loan, Daily Rate Tranche A-1 Loan, Fixed Rate Tranche B Loan, Daily Rate Tranche B Loan, Fixed Rate Revolving Loan or Daily Rate Revolving Loan, the applicable percentage set forth below under the caption “Fixed Rate Spread Tranche A Loans”, “Daily Rate Spread Tranche A Loans”, “Fixed Rate Spread Tranche A-1 and Tranche B Loans”, “Daily Rate Spread Tranche A-1 and Tranche B Loans”, “Fixed Rate Spread Revolving Loans” or “Daily Rate Spread Revolving Loans”, as the case may be, based upon the Leverage Ratio as of the relevant date of determination:

Leverage Ratio	Fixed Rate Spread Tranche A Loans	Daily Rate Spread Tranche A Loans	Fixed Rate Spread Tranche A-1 and Tranche B Loans	Daily Rate Spread Tranche A-1 and Tranche B Loans	Fixed Rate Spread Revolving Loans	Daily Rate Spread Revolving Loans	Facility Fee Revolving Loans
Category 1 Greater than 4.00 to 1.0	5.00%	4.00%	5.00%	4.00%	4.50%	3.50%	0.50%

Category 2 Greater than 3.75 to 1.0 but less than or equal to 4.00 to 1.0	4.25%	3.25%	5.00%	4.00%	3.75%	2.75%	0.50%

Category 3 Greater than 3.25 to 1.0 but less than or equal to 3.75 to 1.0	3.75%	2.75%	4.00%	3.00%	3.25%	2.25%	0.50%

Leverage Ratio	Fixed Rate Spread Tranche A Loans	Daily Rate Spread Tranche A Loans	Fixed Rate Spread Tranche A-1 and Tranche B Loans	Daily Rate Spread Tranche A-1 and Tranche B Loans	Fixed Rate Spread Revolving Loans	Daily Rate Spread Revolving Loans	Facility Fee Revolving Loans
Category 4 Greater than 2.75 to 1.0 but less than or equal to 3.25 to 1.0	3.25%	2.25%	4.00%	3.00%	2.75%	1.75%	0.50%

Category 5 Greater than 2.25 to 1.0 but less than or equal to 2.75 to 1.0	3.00%	2.00%	4.00%	3.00%	2.50%	1.50%	0.50%

Category 6 Equal to or less than 2.25 to 1.0	2.75%	1.75%	4.00%	3.00%	2.25%	1.25%	0.50%

Notwithstanding the foregoing, if on the last Business Day of any fiscal quarter set forth below, the aggregate outstanding principal amount of the Tranche A-1 Loans is greater than the “Targeted Outstanding Amount” (as set forth on the table below) for such fiscal quarter, then from and including such Business Day to but excluding the date on which the aggregate outstanding principal amount of the Tranche A-1 Loans is reduced to the applicable Targeted Outstanding Amount (or lower), the Applicable Percentage applicable to each outstanding Tranche A-1 Loans shall be increased by 2.00%:

Fiscal Quarter Ended	Targeted Outstanding Amount
March 2009	$288,750,000

June 2009	$277,500,000

September 2009	$266,250,000

December 2009	$255,000,000

March 2010	$240,000,000

June 2010	$225,000,000

Fiscal Quarter Ended	Targeted Outstanding Amount
September 2010	$210,000,000

December 2010	$195,000,000

March 2011	$180,000,000

June 2011	$165,000,000

September 2011	$150,000,000

December 2011	$135,000,000

March 2012	$120,000,000

June 2012	$105,000,000

September 2012	$90,000,000

December 2012	$75,000,000

March 2013	$56,250,000

June 2013	$37,500,000

September 2013	$18,750,000

In addition, (i) upon the prepayment pursuant to Section 2.12 of at least $150,000,000 in the aggregate of Tranche A Loans and Tranche A-1 Loans (to be allocated pro rata between such tranches) made after the Second Restatement Date and in advance of the applicable amortization schedules therefor set forth in Sections 2.11(a)(i) and (ii), respectively, the Applicable Percentage with respect to Revolving Loans, Tranche A Loans and Tranche A-1 Loans shall be reduced by 0.50%; and (ii) upon the prepayment pursuant to Section 2.12 of at least $150,000,000 of Tranche B Loans made after the Second Restatement Date and in advance of the amortization schedule therefor set forth in Section 2.11(a)(iii), the Applicable Percentage with respect to Tranche B Loans shall be reduced by 0.50%; provided that (A) the Applicable Percentage shall not be reduced as a result of any such prepayment below (w) with respect to any Fixed Rate Term Loan, 3.00%, (x) with respect to any Daily Rate Term Loan, 2.00%, (y) with respect to any Fixed Rate Revolving Loan, 2.50%, and (z) with respect to any Daily Rate Revolving Loan, 1.50%, (B) any such prepayment shall be in addition to the Second Restatement Date Prepayment, and (C) any such prepayment shall be funded solely with the Net Cash Proceeds of (or made within 60 days prior to the issuance of a like amount of) Junior Capital after January 1, 2009.

Each change in the Applicable Percentage resulting from a change in the Leverage Ratio shall be effective with respect to all Loans and Letters of Credit outstanding on and after the date of delivery to the Administrative Agent of the financial statements and certificates required by Section 5.04(a) or (b) and Section 5.04(c), respectively, indicating such change until the date immediately preceding the next date of delivery of such financial statements and certificates indicating another such change. Notwithstanding the foregoing, (a) at any time during which Holdings has failed to deliver the financial statements and certificates required by Section 5.04(a) or (b) and Section 5.04(c), respectively, the Leverage Ratio shall be deemed to be in the next highest category for purposes of determining the Applicable Percentages, and (b) at any time after the occurrence and during the continuance of an Event of Default, the Leverage Ratio shall be deemed to be in Category 1 for purposes of determining the Applicable Percentages.

“Approved Credit Support” shall mean a reimbursement, indemnity or similar obligation issued by a person (the “Support Provider”) pursuant to which the Support Provider agrees to reimburse, indemnify or hold harmless the U.S. Borrower or any Subsidiary for any Indebtedness, liability, or other obligation of the U.S. Borrower or such Subsidiary, but only to the extent (a) the Support Provider satisfies the criteria set forth in clause (a), (b), (c) or (d) of the definition of the term “Approved Take Out Party” or (b) the obligations of the Support Provider are secured by an irrevocable third-party letter of credit from a financial institution with a senior unsecured non-credit-enhanced long-term debt rating of A- or higher from S&P and A3 or higher from Moody’s.

“Approved Take Out Commitment” shall mean a Take Out Commitment (a) no less than 90% of which is issued by an Approved Take Out Party (with any remaining percentage being provided by TCC or any of its Affiliates, in an aggregate amount for all such Take Out Commitments provided by TCC and its Affiliates not to exceed $10,000,000) and (b) in which the funding obligation of the issuer of such Take Out Commitment is not subject to any material condition other than (i) completion of construction in accordance with all requirements of applicable law and agreed plans and specifications and by a date certain, (ii) issuance of a certificate of occupancy and (iii) in the event the underlying transaction involves a Qualifying Lease, the commencement of payment of rent thereunder by the tenant thereunder. Any Approved Take Out Commitment shall cease to be an Approved Take Out Commitment (x) if the issuer of such Take Out Commitment (other than TCC or any of its Affiliates) at any time no longer meets the definition of “Approved Take Out Party” (provided that the failure of one (but not more than one) such provider of a Take Out Commitment to satisfy the definition of “Approved Take Out Party” shall not result in the disqualification of such Take Out Commitment pursuant to this clause (x) so long as, at the time such Take Out Commitment was initially issued, such provider satisfied the definition of Approved Take Out Party and only failed to meet such definition due to its inability to meet the requirements outlined in (a) or (b) in the definition of “Approved Take Out Party” after the issuance of such Take Out Commitment), (y) to the extent the issuer of such Approved Take Out Commitment fails or refuses to fund under such Approved Take Out Commitment or notifies Holdings or any Subsidiary of its intention to not fund under such Approved Take Out Commitment, or (z) at such time as Holdings or any Borrower acquires actual knowledge that the Approved Take Out Commitment will not fund.

“Approved Take Out Party” shall mean a person that issues a Take Out Commitment and that satisfies any of the following criteria: (a) the senior unsecured non-credit-enhanced long-term debt of such person is rated BBB or higher by S&P or Baa2 or higher by Moody’s, (b) such person is an endowment or pension fund (or such Take Out Commitment is guaranteed by an endowment or pension fund) in compliance with ERISA and having net liquid assets and a consolidated net worth (including equity commitments) determined in accordance with GAAP (as reflected in its most recent annual audited financial statements issued within 12 months of the date of determination) of not less than $500,000,000, (c) such person is set forth on Schedule 1.01(c), or (d) such person is otherwise approved by the Administrative Agent after receipt of all information necessary to make such determination.

“Asset Sale” shall mean the sale, transfer or other disposition (by way of merger, casualty, condemnation or otherwise) by the U.S. Borrower or any of the Subsidiaries to any person other than the U.S. Borrower or any Subsidiary Guarantor of any assets of the U.S. Borrower or any of the Subsidiaries (other than (i) inventory, damaged, obsolete or worn out assets and Permitted Investments, in each case disposed of in the ordinary course of business, (ii) dispositions between or among Foreign Subsidiaries, (iii) the sale by Melody of assets purchased and/or funded pursuant to a Melody Repo Arrangement, a Melody Mortgage Warehousing Facility, the Melody Loan Arbitrage Facility or Melody Lending Program Securities, (iv) the sale by the U.S. Borrower or CBRE Inc. of assets purchased and/or funded pursuant to the CBRE Loan Arbitrage Facility, (v) the sale by Melody of servicing rights in respect of mortgage portfolios in the ordinary course of its business, (vi) the sale of interests or investments in real estate or related assets by an Investment Subsidiary and (vii) transfers of Equity Interests contemplated by the definition of the term “Foreign Restructuring Transaction” in connection with the consummation of the Foreign Restructuring Transaction); provided that any asset sale or series of related asset sales having a value (net of related assumed liabilities) not in excess of $5,000,000 shall be deemed not to be an “Asset Sale” for purposes of this Agreement.

“Assignment and Acceptance” shall mean an assignment and acceptance entered into by a Lender and an assignee, and accepted by the Administrative Agent, substantially in the form of Exhibit B or such other form as shall be approved by the Administrative Agent.

“Auction” shall mean an auction pursuant to which the Purchaser offers to purchase Term Loans pursuant to the Auction Procedures.

“Auction Assignment and Acceptance” shall mean an assignment and acceptance entered into by a Lender and the Purchaser, and accepted by the Administrative Agent, substantially in the form of Exhibit C or such other form as shall be approved by the Administrative Agent.

“Auction Procedures” shall mean the procedures set forth in Exhibit D.

“Australian Dollars” or “A$” shall mean the lawful currency of Australia.

“Available Acquisition Amount” shall mean an amount equal to the sum of (a) 20% of cumulative Consolidated EBITDA for each full fiscal quarter of the U.S. Borrower commencing with the fiscal quarter beginning January 1, 2006 (taken as a single accounting period) and (b) the unused portion of the Available Investment Amount at such time.

“Available Cash” shall mean, on any date, the amount of cash and Permitted Investments held by the U.S. Borrower and the Domestic Subsidiaries on such date, less the amount thereof that is (a) reflected as “Cash Surrender Value for Insurance Policy for Deferred Compensation Plan” and “Prepaid Pension Costs” on the most recent balance sheet of the U.S. Borrower delivered pursuant to this Agreement or (b) subject to restrictions, directly or indirectly, on its use.

“Available Investment Amount” shall mean an amount equal to the excess of (a) 20% of cumulative Adjusted Consolidated Net Income for each full fiscal quarter of the U.S. Borrower commencing with the fiscal quarter beginning January 1, 2006 (taken as a single accounting period) over (b) the aggregate amount utilized pursuant to clause (b) of the definition of “Available Acquisition Amount” prior to such time to finance Permitted Acquisitions.

“Available Restricted Payment Amount” shall mean an amount equal to 50% of cumulative Adjusted Consolidated Net Income for each full fiscal quarter of the U.S. Borrower commencing with the fiscal quarter beginning January 1, 2006 (taken as a single accounting period).

“B/A Equivalent Loan” shall have the meaning assigned to such term in Section 2.24(h).

“B/A Loan” shall mean a Borrowing comprised of one or more Bankers’ Acceptances or, as applicable, B/A Equivalent Loans. For greater certainty, all provisions of this Agreement that are applicable to Bankers’ Acceptances are also applicable, mutatis mutandis, to B/A Equivalent Loans.

“Bank Bill Rate” shall mean, in relation to an Interest Period for any Loan denominated in Australian Dollars or New Zealand Dollars, the rate determined by the Administrative Agent (or, in the case of any N.Z. Swingline Loan, the N.Z. Swingline Lender) to be the average bid rate displayed at or about 10:30 a.m. (Local Time) on the first day of such Interest Period on the Reuters screen BBSY page (for Australian Dollars) or BKBM page (for New Zealand Dollars), for a term equivalent to such Interest Period. If (a) for any reason there is no rate displayed for a period equivalent to such Interest Period or (b) the basis on which such rate is displayed is changed and in the reasonable opinion of the Administrative Agent (or, in the case of any N.Z. Swingline Loan, the N.Z. Swingline Lender) such rate ceases to reflect the cost to a majority in interest of the Multicurrency Lenders of funding to the same, then the Bank Bill Rate shall be the rate determined by the Administrative Agent (or, in the case of any N.Z. Swingline Loan, the N.Z. Swingline Lender) to be the average of the buying rates quoted to the Administrative Agent (or, in the case of any N.Z. Swingline Loan, the N.Z. Swingline Lender) by three reference banks selected by it at or about that time on that date for bills of exchange that are accepted by an Australian bank or a New Zealand bank, as the case may be, and that have a term equivalent to the Interest Period. If there are no such buying rates the rate shall be the rate reasonably determined by the Administrative Agent (or, in the case of any N.Z. Swingline Loan, the N.Z. Swingline Lender) to be its cost of funds. Rates will be expressed as a yield percent per annum to maturity and rounded up or down, if necessary, to the nearest two decimal places. When used in reference to any Loan or Borrowing, the term “Bank Bill Rate” refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Bank Bill Rate.

“Bankers’ Acceptance” and “B/A” shall mean a non-interest bearing instrument denominated in Canadian dollars, drawn by the Canadian Borrower, and accepted by a Multicurrency Lender in accordance with this Agreement, and shall include a depository note within the meaning of the Depository Bills and Notes Act (Canada) and a bill of exchange within the meaning of the Bills of Exchange Act (Canada).

“Blum Funds” shall mean (i) Blum Strategic Partners, L.P. (as successor to RCBA Strategic Partners, L.P.) and its successors, (ii) Blum Capital Partners, L.P. and its successors and (iii) any investment fund which is an Affiliate of Blum Capital Partners, L.P. or its successors.

“Board” shall mean the Board of Governors of the Federal Reserve System of the United States of America.

“Borrower’s Portion of Specified Subordinated Indebtedness Proceeds” shall mean the 35% of the Net Cash Proceeds of Specified Subordinated Indebtedness that are not subject to mandatory prepayment pursuant to Section 2.13(f).

“Borrower Materials” shall have the meaning assigned to such term in Section 9.01.

“Borrowers” shall mean, collectively, the U.S. Borrower, the Australian Borrower, the Canadian Borrower, the Japanese Borrower, the New Zealand Borrower and the UK Borrower and any other wholly owned Subsidiary of the U.S. Borrower that becomes a party hereto as a Borrower pursuant to Section 9.18.

“Borrowing” shall mean (a) Loans of the same Class and Type and in the same currency made, converted or continued on the same date and, in the case of a Fixed Rate Loan, as to which a single Interest Period or Contract Period, as the case may be, is in effect, or (b) a Swingline Loan.

“Borrowing Minimum” shall mean $5,000,000, £2,000,000, €2,000,000, A$1,000,000, NZ$1,000,000, C$1,000,000 or ¥100,000,000, as the case may be.

“Borrowing Multiple” shall mean $1,000,000, £500,000, €500,000, A$250,000, NZ$250,000, C$250,000 or ¥25,000,000, as the case may be.

“Borrowing Request” shall mean a request by a Borrower in accordance with the terms of Section 2.03 and substantially in the form of Exhibit E, or such other form as shall be approved by the Administrative Agent.

“Borrowing Subsidiary Agreement” shall mean a Borrowing Subsidiary Agreement substantially in the form of Exhibit F-1.

“Borrowing Subsidiary Termination” shall mean a Borrowing Subsidiary Termination substantially in the form of Exhibit F-2.

“Business Day” shall mean any day other than a Saturday, Sunday or day on which banks in New York City are authorized or required by law to close; provided, however, that when used in connection with a Eurocurrency Loan, the term “Business Day” shall also exclude (a) any day on which banks are not open for dealings in dollar deposits in the London interbank market (if such Eurocurrency Loan is denominated in dollars) and (b) any day that is not a TARGET Day (if such Eurocurrency Loan is denominated in Euro), and, when used in connection with any Calculation Date or determining any date on which any amount is to be paid or made available in an Alternative Currency other than Euro, the term “Business Day” shall also exclude any day on which commercial banks and foreign exchange markets are not open for business in the principal financial center in the country of such Alternative Currency.

“Calculation Date” shall mean (a) the date on which any Multicurrency Loan or U.K. Loan is made, (b) the date of issuance, extension or renewal of any Multicurrency Letter of Credit or U.K. Letter of Credit, (c) the date of conversion or continuation of any Multicurrency Borrowing or U.K. Borrowing pursuant to Section 2.10 or (d) such additional dates as the Administrative Agent shall specify.

“Canadian Dollars” or “C$” shall mean the lawful currency of Canada.

“Canadian Prime Rate” shall mean, on any day, the annual rate of interest equal to the greater of: (a) the annual rate of interest determined from time to time by the Administrative Agent as its prime rate in effect at its principal office in Toronto, Ontario on such day for interest rates on Canadian Dollar-Denominated commercial loans made in Canada; and (b) the annual rate of interest equal to the sum of (i) the CDOR Rate in effect on such day and (ii) 1%. When used in reference to any Loan or Borrowing, “Canadian Prime Rate” refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Canadian Prime Rate.

“Canadian Sublimit” shall mean $5,000,000.

“Capital Expenditures” shall mean, for any period, (a) the additions to property, plant and equipment and other capital expenditures of Holdings and its consolidated Subsidiaries that are set forth as such in a consolidated statement of cash flows of Holdings for such period prepared in accordance with GAAP and (b) Capital Lease Obligations incurred by Holdings and its consolidated Subsidiaries during such period, but excluding in each case (i) any such expenditure made to restore, replace or rebuild property to the condition of such property immediately prior to any damage, loss, destruction or condemnation of such property, to the extent such expenditure is made with insurance proceeds, condemnation awards, damage recovery proceeds or other indemnity payments relating to any such damage, loss, destruction or condemnation within 365 days of receipt of such proceeds, (ii) any such expenditure made at the request of, and for which Holdings or any consolidated Subsidiary receives reimbursement in cash from, a person other than Holdings or any Subsidiary in the ordinary course of business, and (iii) expenditures which represent any part of the aggregate consideration paid in connection with any investment or Permitted Acquisition permitted under Section 6.04.

“Capital Lease Obligations” of any person shall mean the obligations of such person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

“CBRE Loan Arbitrage Facility” shall mean a credit facility provided to the U.S. Borrower or CBRE Inc. by any depository bank in which the U.S. Borrower or CBRE Inc., as the case may be, makes deposits, so long as (i) the U.S. Borrower or CBRE Inc., as the case may be, applies all proceeds of loans made under such credit facility to purchase certain highly-rated debt instruments considered to be permitted short-term investments under such credit facility, and (ii) all such permitted short-term investments purchased by the U.S. Borrower or CBRE Inc., as the case may be, with the proceeds of loans thereunder (and proceeds thereof and distributions thereon) are pledged to the depository bank providing such credit facility, and such bank has a first priority perfected security interest therein, to secure loans made under such credit facility.

“CBRE Inc.” shall mean CB Richard Ellis, Inc., a Delaware corporation.

“CDOR Rate” shall mean, for each day in any period, the annual rate of interest that is the rate based on an average rate applicable to Canadian Dollar bankers’ acceptances for a term equal to the term of the relevant Contract Period (or for a term of 30 days for purposes of determining the Canadian Prime Rate) appearing on the Reuters Screen CDOR Page at approximately 10:00 a.m. (Toronto time), on such date, or if such date is not a Business Day, on the immediately preceding Business Day; provided that if such rate does not appear on the Reuters Screen CDOR Page on such date as contemplated, then the CDOR Rate on such date shall be the rate that would be applicable to Canadian Dollar bankers’ acceptances quoted by the Administrative Agent as of 10:00 a.m. (Toronto time) on such date or, if such date is not a Business Day, on the immediately preceding Business Day.

“Change in Control” shall mean any of the following events: (a) any “person” or “group” (within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934 as in effect on the Closing Date) other than the Permitted Investors becomes, directly or indirectly, the beneficial owner of Equity Interests in Holdings representing more than (i) 35% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of Holdings and (ii) the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of Holdings beneficially owned, directly or indirectly, by the Permitted Investors; (b) during any period of two consecutive years, individuals who at the beginning of such period constituted the board of directors of Holdings (together with any new directors whose election or nomination for election by the stockholders was approved by a majority of the directors then in office who were either directors at the beginning of such period or whose election was previously so approved) cease for any reason to constitute a majority of the board of directors of Holdings; (c) Holdings shall cease to directly own 100% of the issued and outstanding Equity Interests of the U.S. Borrower or (d) the occurrence of a “Change of Control” (however designated) under and as defined in the definitive documentation governing any Subordinated Indebtedness constituting Material Indebtedness.

“Change in Law” shall mean (a) the adoption of any law, rule or regulation after the Closing Date, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the Closing Date or (c) compliance by any Lender or the Issuing Bank (or, for purposes of Section 2.14, by any lending office of such Lender or by such Lender’s or Issuing Bank’s holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the Closing Date.

“Class”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Domestic Revolving Loans, Multicurrency Revolving Loans, U.K. Revolving Loans, Domestic Swingline Loans, N.Z. Swingline Loans, Other Revolving Loans, Tranche A Loans, Tranche A-1 Loans, Tranche B Loans or Other Term Loans and, when used in reference to any Commitment, refers to whether such Commitment is a Domestic Revolving Credit Commitment, Multicurrency Revolving Credit Commitment, U.K. Revolving Credit Commitment, Domestic Swingline Commitment, N.Z. Swingline Commitment or Other Revolving Credit Commitment.

“Closing Date” shall mean June 26, 2006.

“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

“Co-investment Vehicle” shall mean an entity (other than a Subsidiary) formed for the purpose of investing principally in real estate related assets.

“Collateral” shall mean all the “Collateral” as defined in any Security Document.

“Collateral Agreement” shall mean the Amended and Restated Guarantee and Pledge Agreement substantially in the form of Exhibit G, among the U.S. Borrower, Holdings, the Subsidiary Guarantors and the Collateral Agent for the benefit of the Secured Parties.

“Commitment” shall mean, with respect to any Lender, such Lender’s Domestic Revolving Credit Commitment, Multicurrency Revolving Credit Commitment, U.K. Revolving Credit Commitment, Domestic Swingline Commitment or N.Z. Swingline Commitment.

“Common Stock” shall mean the Class A Common Stock of Holdings.

“Communications” shall have the meaning assigned to such term in Section 9.01.

“Confidential Information Memorandum” shall mean the Confidential Information Memorandum of the Borrowers dated November 2006.

“Consolidated EBITDA” shall mean, for any period, Consolidated Net Income for such period plus (a) without duplication and to the extent deducted in determining such Consolidated Net Income, the sum of (i) consolidated interest expense for such period (including deferred financing costs), (ii) consolidated income tax expense for such period, (iii) all amounts attributable to depreciation and amortization for such period, (iv) any non-recurring fees, expenses or charges in connection with the consummation and implementation of the Transactions, any Auction or any Loan Modification Offer, (v) any non-recurring fees, expenses or charges related to any Equity Issuance, investment permitted under Section 6.03, Permitted Acquisition or incurrence of Indebtedness, in an amount not exceeding $15,000,000 for all such non-recurring fees, expenses and charges in such period, (vi) any restructuring expenses incurred prior to December 31, 2010 in an amount not to exceed $75,000,000 in any period of four consecutive fiscal quarters ending on or prior to such date, (vii) all other non-cash losses, expenses and charges of Holdings and its consolidated subsidiaries (excluding (x) the write-down of current assets and (y) any such non-cash charge to the extent that it represents an accrual of or reserve for cash expenditures in any future period), (viii) all compensation expense to the extent the proceeds of which are substantially concurrently used by the employees receiving such compensation to purchase Common Stock from Holdings pursuant to an employee stock purchase plan of Holdings and its Subsidiaries and (ix) upfront fees or charges arising from any Permitted Receivables Securitization for such period, and any other amounts for such period comparable to or in the nature of interest under any Permitted Receivables Securitization, and losses on dispositions of Receivables and related assets in connection with any Permitted Receivables Securitization for such period; and minus (b) without duplication (i) all cash payments made during such period on account of reserves, restructuring charges and other noncash charges added to Consolidated Net Income pursuant to clause (a)(vii) above in a previous period and (ii) to the extent included in determining such Consolidated Net Income, any extraordinary gains for such period, all determined on a consolidated basis in accordance with GAAP. Notwithstanding the foregoing, Consolidated EBITDA for any period of four consecutive fiscal quarters ending on or prior to December 31, 2010 may also be increased by pro forma cost savings that are directly attributable to identified restructuring initiatives that have been commenced by the U.S. Borrower and are factually supportable, certified by a Financial Officer of the U.S. Borrower, in an amount for each such period of four consecutive fiscal quarters (net of actual cost savings included in such Consolidated EBITDA) not to exceed $150,000,000; provided that any such expenses and cost savings described in this sentence which were added to Consolidated EBITDA for any quarter ended prior to December 31, 2010 may be included in future calculations of Consolidated EBITDA which include such quarter but which end after such date.

“Consolidated Interest Expense” shall mean, for any period, (a) the sum of (i) the interest expense (including imputed interest expense in respect of Capital Lease Obligations) of Holdings and its consolidated subsidiaries for such period, determined on a consolidated basis in accordance with GAAP, plus (ii) any interest accrued during such period in respect of Indebtedness of Holdings or any of its consolidated subsidiaries that is required to be capitalized rather than included in consolidated interest expense for such period in accordance with GAAP, minus (b) to the extent otherwise included in Consolidated Interest Expense, (i) deferred financing costs, (ii) interest expense associated with any Non-Recourse Indebtedness, (iii) interest capitalized in accordance with GAAP in connection with the construction of real estate investments so long as the applicable consolidated subsidiary has obtained construction loan financing pursuant to which construction loan advances are made in the amount of such interest expense, (iv) interest expense associated with Exempt Construction Loans to the extent such interest expense is either fully supported by net operating income from the underlying real estate investment or is covered by advances under such Exempt Construction Loans, (v) interest expense associated with Melody Permitted Indebtedness, Indebtedness under the CBRE Loan Arbitrage Facility or Excluded Subordinated Indebtedness, (vi) any interest expense in respect of any Purchased Loans as provided in Section 1.02 and (vii) any interest expense in respect of a Permitted Receivables Securitization. For purposes of the foregoing, interest expense shall be determined after giving effect to any net payments made or received by Holdings or any of its consolidated subsidiaries with respect to interest rate Hedging Agreements.

“Consolidated Net Income” shall mean, for any period, the net income or loss of Holdings and its consolidated subsidiaries for such period determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded (a) the income of any such consolidated subsidiary to the extent that the declaration or payment of dividends or similar distributions by such consolidated subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, statute, rule or governmental regulation applicable to such consolidated subsidiary, (b) except as set forth in Section 1.04, the income or loss of any person accrued prior to the date it becomes a consolidated subsidiary of Holdings or is merged into or consolidated with Holdings or any of its consolidated subsidiaries or the date that such person’s assets are acquired by Holdings or any of its consolidated subsidiaries, (c) any reduction for charges made in accordance with Financial Accounting Standard No. 142—Goodwill and Other Intangible Assets, (d) any income or gains associated with or resulting from the purchase of Purchased Loans or any income associated with or resulting from payments received by Holdings, the Purchaser or any Subsidiary pursuant to the Purchaser Agreement, and (e) any gains or losses attributable to sales of assets out of the ordinary course of business; provided further, that Consolidated Net Income for any period shall be increased (i) by cash received during such period by Holdings or any of its consolidated subsidiaries in respect of commissions receivable (net of related commissions payable to brokers) on transactions that were completed by any acquired business prior to the acquisition of such business and which purchase accounting rules under GAAP would require to be recognized as an intangible asset purchased, (ii) increased, to the extent otherwise deducted in determining Consolidated Net Income for such period, by the amortization of intangibles relating to purchase accounting in connection with any Permitted Acquisition and (iii) increased (or decreased, as the case may be), in connection with the sale of real estate during such period, to eliminate the effect of purchase price allocations to such real estate resulting from the consummation of any Permitted Acquisition.

“Contract Period” shall mean the term of a B/A Loan selected by the Canadian Borrower in accordance with Section 2.24, commencing on the date of such B/A Loan and expiring on a Business Day which shall be either 30 days, 60 days, 90 days or 180 days thereafter, provided that (a) subject to clause (b) below, each such period shall be subject to such extensions or reductions as may be reasonably determined by the Administrative Agent to ensure that each Contract Period shall expire on a Business Day, and (b) no Contract Period shall extend beyond the Revolving Credit Maturity Date.

“Control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a person, whether through the ownership of voting securities, by contract or otherwise, and the terms “Controlling” and “Controlled” shall have meanings correlative thereto.

“Credit Event” shall have the meaning assigned to such term in Section 4.01.

“Credit Facilities” shall mean the revolving credit, swingline, letter of credit and term loan facilities provided for by this Agreement.

“Current Assets” shall mean, at any time, the consolidated current assets of Holdings and the Subsidiaries at such time, but excluding, without duplication, (a) cash, (b) Permitted Investments and (c) “real estate under development” and “real estate and other assets held for sale” (or line items similar to the foregoing) to the extent reflected as assets on the balance sheet of Holdings.

“Current Liabilities” shall mean, at any time, the consolidated current liabilities of Holdings and the Subsidiaries at such time, but excluding, without duplication, (a) the current portion of any long-term Indebtedness, (b) “notes payable on real estate” and “liabilities related to real estate and other assets held for sale” (or line items similar to the foregoing) to the extent reflected as liabilities on the balance sheet of Holdings, and (c) outstanding Revolving Loans, Other Revolving Loans and Swingline Loans.

“D&I Business” shall mean the real estate development and investment activities conducted by TCC and its subsidiaries.

“D&I Subsidiary” shall mean any subsidiary of TCC engaged principally in the D&I Business.

“Daily Rate”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate, the Canadian Prime Rate or the Foreign Base Rate.

“Default” shall mean any event or condition which upon notice, lapse of time or both would constitute an Event of Default.

“Defaulting Lender” shall mean any Revolving Credit Lender, as determined by the Administrative Agent, that has (a) failed to fund any portion of its Revolving Loans or participations in Swingline Loans or Letters of Credit within three Business Days of the date required to be funded by it hereunder (unless (i) such Revolving Credit Lender and at least one other unaffiliated Revolving Credit Lender shall have notified the Administrative Agent and the U.S. Borrower in writing of their good faith determination that a condition to their obligation to fund Revolving Loans or participations in Swingline Loans or Letters of Credit shall not have been satisfied and (ii) Revolving Credit Lenders representing a majority in interest of the Commitments of the applicable Class shall not have advised the Administrative Agent in writing of their determination that such condition has been satisfied), (b) notified Holdings or any Borrower, the Administrative Agent, any Issuing Bank or any Lender in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that it does not intend to comply with its funding obligations under this Agreement or under other agreements in which it commits to extend credit, (c) failed, within three Business Days after request by the Administrative Agent, to confirm that it will comply with the terms of this Agreement relating to its obligations to fund prospective Revolving Loans and participations in then outstanding Swingline Loans or Letters of Credit, (d) otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within three Business Days of the date when due, unless the subject of a good-faith dispute, or (e) become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has consented to, approved of or acquiesced in any such proceeding or appointment or has a parent company that has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has consented to, approved of or acquiesced in any such proceeding or appointment; provided that (i) if a Lender would be a “Defaulting Lender” solely by reason of events relating to a parent company of such Lender as described in clause (e) above, the Administrative Agent may, in its discretion, determine that such Lender is not a “Defaulting Lender” if and for so long as the Administrative Agent is satisfied that such Lender will continue to perform its funding obligations hereunder and (ii) the Administrative Agent may, by notice to Holdings and the Lenders, declare that a Defaulting Lender is no longer a “Defaulting Lender” if the Administrative Agent determines, in its discretion, that the circumstances that resulted in such Lender becoming a “Defaulting Lender” no longer apply.

“Deferred Compensation Plan” shall mean the Deferred Compensation Plan for employees of the U.S. Borrower and the Subsidiaries and any successor plan thereto, the 401(k) Restoration Plan of Insignia and any successor plan thereto and the Trammell Crow Company Deferred Compensation Plan and any successor thereto.

“Discount Proceeds” shall mean for any B/A (or, as applicable, any B/A Equivalent Loan), an amount (rounded to the nearest whole cent, and with one-half of one cent being rounded up) calculated on the applicable Borrowing date by multiplying:

(a)	the face amount of the B/A (or, as applicable, any B/A Equivalent Loan); by

(b)	the quotient of one divided by the sum of one plus the product of:

(i)	the Discount Rate (expressed as a decimal) applicable to such B/A (or, as applicable, any B/A Equivalent Loan), and

(ii)	a fraction, the numerator of which is the number of days in the Contract Period of the B/A (or, as applicable, any B/A Equivalent Loan) and the denominator of which is 365,

with such quotient being rounded up or down to the fifth decimal place and .000005 being rounded up.

“Discount Rate” shall mean: (a) with respect to any Lender that is a Schedule I Bank, as applicable to a B/A being purchased by such Lender on any day, the CDOR Rate; and (b) with respect to any Lender that is not a Schedule I Bank, as applicable to a B/A being purchased by such Lender on any day, the lesser of (A) the CDOR Rate plus 10 basis points (0.10%), and (B) the percentage discount rate (expressed to two decimal places and rounded upward, if not in an increment of 1/100th of 1%, to the nearest 0.01%) quoted by the Administrative Agent as the percentage discount rate at which the Administrative Agent would, in accordance with its normal market practice, at or about 10:00 a.m. (Toronto time) on such date, be prepared to purchase bankers’ acceptances accepted by the Administrative Agent having a face amount and term comparable to the face amount and term of such B/A.

“Disqualified Stock” shall mean any Equity Interest that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, (a) matures (excluding any maturity as the result of an optional redemption by the issuer thereof) or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, or requires the payment of any cash dividend or any other scheduled payment constituting a return of capital, in each case at any time on or prior to the 180th day following the latest final maturity date for any of the Loans, or (b) is convertible into or exchangeable (unless at the sole option of the issuer thereof) for (i) debt securities or (ii) any Equity Interest referred to in clause (a) above, in each case at any time prior to 180th day following the latest final maturity date for any of the Loans; provided, however, that Equity Interests that were not Disqualified Stock when issued shall not become Disqualified Stock solely as a result of the subsequent extension of the final maturity date of any of the Loans pursuant to Section 9.20.

“Dollar Equivalent” shall mean, on any date of determination, with respect to any amount denominated in any currency other than dollars, the equivalent in dollars of such amount, determined by the Administrative Agent pursuant to Section 1.05 using the applicable Exchange Rate with respect to such currency at the time in effect.

“Dollar Loan” shall mean a Loan denominated in dollars.

“dollars” or “$” shall mean lawful money of the United States of America.

“Domestic L/C Disbursement” shall mean a payment or disbursement made by the Issuing Bank pursuant to a Domestic Letter of Credit.

“Domestic L/C Exposure” shall mean, at any time, the sum of (a) the aggregate undrawn and unexpired amount of all outstanding Domestic Letters of Credit at such time and (b) the aggregate principal amount of all Domestic L/C Disbursements that have not yet been reimbursed at such time. The Domestic L/C Exposure of any Domestic Revolving Credit Lender at any time shall equal its Pro Rata Percentage of the aggregate Domestic L/C Exposure at such time.

“Domestic Letter of Credit” shall mean any letter of credit issued (or deemed issued) pursuant to Section 2.23 and designated (or deemed designated) as such.

“Domestic Obligations” shall have the meaning assigned to such term in the Collateral Agreement.

“Domestic Revolving Credit Borrowing” shall mean a Borrowing comprised of Domestic Revolving Loans.

“Domestic Revolving Credit Commitment” shall mean, with respect to each Lender, the commitment of such Lender to make Domestic Revolving Loans hereunder as set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender assumed its Domestic Revolving Credit Commitment, as applicable, as the same may be (a) reduced from time to time pursuant to Section 2.09 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04.

“Domestic Revolving Credit Exposure” shall mean, with respect to any Lender at any time, the aggregate principal amount at such time of all outstanding Domestic Revolving Loans of such Lender, plus the aggregate amount at such time of such Lender’s Domestic Revolving L/C Exposure, plus the aggregate amount at such time of such Lender’s Domestic Swingline Exposure.

“Domestic Revolving Credit Lender” shall mean a Lender with a Domestic Revolving Credit Commitment or outstanding Domestic Revolving Credit Exposure.

“Domestic Revolving Loans” shall mean the revolving loans made by the Domestic Revolving Credit Lenders to the U.S. Borrower pursuant to clause (i) of Section 2.01.

“Domestic Subsidiaries” shall mean all Subsidiaries incorporated or organized under the laws of the United States of America, any State thereof or the District of Columbia.

“Domestic Swingline Commitment” shall mean the commitment of the Domestic Swingline Lender to make Domestic Swingline Loans to the U.S. Borrower pursuant to Section 2.22, as the same may be reduced from time to time pursuant to Section 2.09.

“Domestic Swingline Exposure” shall mean at any time the aggregate principal amount at such time of all outstanding Domestic Swingline Loans. The Domestic Swingline Exposure of any Domestic Revolving Credit Lender at any time shall equal its Pro Rata Percentage of the aggregate Domestic Swingline Exposure at such time.

“Domestic Swingline Lender” shall mean Credit Suisse, acting through any of its branches or affiliates, in its capacity as lender of Domestic Swingline Loans hereunder.

“Domestic Swingline Loan” shall mean any loan made by the Domestic Swingline Lender to the U.S. Borrower pursuant to Section 2.22.

“DUS Subsidiary” shall mean an entity formed by the U.S. Borrower solely for the purposes of participating in the Fannie Mae Delegated Underwriting and Servicing (DUS) Program or any similar program sponsored by the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation.

“ECF Prepayment Amount” shall have the meaning assigned to such term in Section 2.13(d).

“ECF Prepayment Date” shall have the meaning assigned to such term in Section 2.13(d).

“Employee Performance Payments” shall mean payments to employees of Holdings, the U.S. Borrower or any Subsidiary pursuant to the “CBREI UK MAG scheme” or similar plans designed to pay employees amounts reflecting the creation of value or in recognition of other performance thresholds achieved by such employees; provided that the aggregate amount of such payments made after the Closing Date shall not exceed $20,000,000.

“Environmental Laws” shall mean all former, current and future Federal, state, local and foreign laws (including common law), treaties, regulations, rules, ordinances, codes, decrees, judgments, directives, orders (including consent orders), and binding agreements in each case, relating to protection of the environment, natural resources, human health and safety (to the extent relating to exposure to Hazardous Materials) or the presence, Release of, or exposure to, Hazardous Materials, or the generation, manufacture, processing, distribution, use, treatment, storage, transport, recycling or handling of, or the arrangement for such activities with respect to, Hazardous Materials.

“Environmental Liability” shall mean all liabilities, obligations, damages, losses, claims, actions, suits, judgments, orders, fines, penalties, fees, expenses and costs (including administrative oversight costs, natural resource damages and remediation costs), whether contingent or otherwise, arising out of or relating to (a) compliance or non-compliance with any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the Release of any Hazardous Materials or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Equity Interests” shall mean shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity interests in any person.

“Equity Issuance” shall mean any issuance or sale by Holdings, the U.S. Borrower or any of their respective subsidiaries of any Equity Interests or any obligations convertible into or exchangeable for, or giving any person a right, option or warrant to acquire such Equity Interests or such convertible or exchangeable obligations, as applicable, except in each case for (a) any issuance or sale to any Permitted Investor (other than any such person acting in the capacity of an underwriter or placement agent with regard to such Equity Issuance), Holdings, the U.S. Borrower or any Subsidiary, (b) any issuance of directors’ qualifying shares and (c) sales or issuances of common stock of Holdings or stock fund units in the Deferred Compensation Plan to management, employees or consultants of Holdings, the U.S. Borrower or any Subsidiary under the Deferred Compensation Plan or any employee stock option or stock purchase plan or employee benefit plan in existence from time to time.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as the same may be amended from time to time.

“ERISA Affiliate” shall mean any trade or business (whether or not incorporated) that, together with the U.S. Borrower, is treated as a single employer under Section 414(b) or (c) of the Code, or solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

“ERISA Event” shall mean (a) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder, with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) a failure by any Plan to satisfy the minimum funding standard (as defined in Section 412 of the Code or Section 302 of ERISA) applicable to such Plan, in each instance, whether or not waived; (c) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) a determination that any Plan is or, is expected to be, in “at risk” status (as defined in Section 430(i)(4) of the Code or Section 303(i)(4) of ERISA); (e) the incurrence by the U.S. Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan (other than a standard termination pursuant to Section 4041(b) of ERISA) or the withdrawal or partial withdrawal of the U.S. Borrower or any of its ERISA Affiliates from any Plan or Multiemployer Plan; (f) the receipt by the U.S. Borrower or any of its ERISA Affiliates from the PBGC or a plan administrator of any notice relating to the intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (g) the receipt by the U.S. Borrower or any of its ERISA Affiliates of any intent to withdraw from a Multiemployer Plan, or the receipt by any Multiemployer Plan from the U.S. Borrower or any of its ERISA Affiliates of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA, or is in “endangered” or “critical” status within the meaning of Section 305 of ERISA; (h) the occurrence of a nonexempt “prohibited transaction” with respect to which the U.S. Borrower or any of the Subsidiaries is a “disqualified person” (within the meaning of Section 4975 of the Code or Section 406 of ERISA) or a “party of interest” (within the meaning of Section 3(14) of ERISA) or with respect to which the U.S. Borrower or any such Subsidiary could otherwise be liable; (i) any other event or condition with respect to a Plan or Multiemployer Plan that could result in liability of the U.S. Borrower or any Subsidiary; or (j) any Foreign Benefit Event.

“Euro” or “€” shall mean the single currency of the European Union as constituted by the Treaty on European Union as adopted as lawful currency by certain member states under legislation of the European Union for European Monetary Union.

“Eurocurrency”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

“Event of Default” shall have the meaning assigned to such term in Article VII.

“Excess Cash Flow” shall mean, for any period of four consecutive quarters ending on June 30 of any year, the excess of (a) the sum, without duplication, of (i) Consolidated EBITDA for such period and (ii) reductions to noncash working capital of Holdings and the Subsidiaries for such period (i.e., the decrease, if any, in Current Assets minus Current Liabilities from the beginning to the end of such period minus (b) the sum, without duplication, of (i) the amount of any Taxes paid in cash by Holdings and the Subsidiaries with respect to such period, (ii) Consolidated Interest Expense for such period paid in cash, (iii) Capital Expenditures made in cash during such period, except to the extent financed with the proceeds of Indebtedness, equity issuances, casualty proceeds, condemnation proceeds or other proceeds that would not be included in Consolidated EBITDA, (iv) permanent repayments of Indebtedness (other than (x) mandatory prepayments of Loans under Section 2.13 (other than Section 2.13(a) and (e)) and (y) Voluntary Prepayments) made by Holdings and the Subsidiaries during such period, but only to the extent that such prepayments by their terms cannot be reborrowed or redrawn and (except for the prepayment of Term Loans with the Net Cash Proceeds of Junior Capital) do not occur in connection with a refinancing of all or any portion of such Indebtedness, (v) the amount of net investments (which, for purposes of this definition, shall not be a negative number, regardless of returns of principal or capital) made in cash in accordance with Section 6.03(g), (m), (p) or (r) (including investments made in accordance with the last paragraph of 6.03) during such period to the extent not financed with the proceeds of any Indebtedness or equity issuances or other proceeds that would not be included in Consolidated EBITDA, (vi) the amount of Restricted Payments made in cash by Holdings in accordance with Section 6.05(a) during such period, (vii) any non-recurring fees, expenses or charges in connection with the consummation of the Transactions, any Auction or any Loan Modification Offer, to the extent added back in the determination of Consolidated EBITDA with respect to such period pursuant to clause (iv) of the definition of Consolidated EBITDA, (viii) any other non-recurring fees payable to financial institutions in connection with any issuance of Indebtedness, Equity Issuances or amendments to this Agreement, (ix) any payments in respect of restructuring expenses and the amount of any pro forma cost savings permitted to be added to Consolidated EBITDA with respect to such period pursuant to clause (a)(vi) or the last sentence, respectively, of the definition of Consolidated EBITDA and (x) additions to noncash working capital of Holdings and the Subsidiaries for such period (i.e., the increase, if any, in Current Assets minus Current Liabilities from the beginning to the end of such period). Notwithstanding the foregoing, Excess Cash Flow shall be neither decreased nor increased by the amount of principal of, and interest on, the Purchased Loans paid to the Purchaser, in each case to the extent the same is returned to the U.S. Borrower pursuant to the Purchaser Agreement.

“Exchange Rate” shall mean, on any day, with respect to any currency other than dollars (for purposes of determining the Dollar Equivalent) or dollars (for purposes of determining the Alternative Currency Equivalent), the rate at which such currency may be exchanged into dollars or the applicable Alternative Currency, as the case may be, as set forth at approximately 11:00 a.m., Local Time, on such date on the applicable Bloomberg Key Cross Currency Rates Page. In the event that any such rate does not appear on any Bloomberg Key Cross Currency Rates Page, the Exchange Rate shall be determined by reference to such other publicly available service for displaying exchange rates selected by the Administrative Agent for such purpose, or, at the discretion of the Administrative Agent, such Exchange Rate shall instead be the arithmetic average of the spot rates of exchange of the Administrative Agent in the market where its foreign currency exchange operations in respect of such currency are then being conducted, at or about 10:00 a.m., Local Time, on such date for the purchase of dollars or the applicable Alternative Currency, as the case may be, for delivery two Business Days later; provided that, if at the time of any such determination, for any reason, no such spot rate is being quoted, the Administrative Agent may use any other reasonable method it deems appropriate to determine such rate, and such determination shall be presumed correct absent manifest error.

“Excluded Subordinated Indebtedness” shall mean the aggregate principal amount of (a) Specified Subordinated Indebtedness and (ii) any other Subordinated Indebtedness to the extent the Net Cash Proceeds thereof are used to prepay Term Loans.

“Excluded Taxes” shall mean, with respect to the Administrative Agent, any Lender, the Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of a Borrower hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by (i) any Governmental Authority of the United States of America (or any political subdivision or taxing authority thereof or therein), or the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, or (ii) as a result of a present or former connection between the Administrative Agent or such Lender and the jurisdiction of the Governmental Authority imposing such tax (or any political subdivision or taxing authority thereof or therein) other than a connection arising solely as a result of entering into any Loan Document; (b) any branch profits taxes imposed by any Governmental Authority of the United States of America (or any political subdivision or taxing authority thereof or therein) or any similar tax imposed by any other jurisdiction described in clause (a) above, and (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by a Borrower under Section 2.21(a)), any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office) or is attributable to such Foreign Lender’s failure to comply with Section 2.20(f), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from such Borrower with respect to such withholding tax pursuant to Section 2.20(a).

“Exempt Construction Loan” shall mean any interim construction loan (or Guarantee thereof) (a) that is subject to or backed by an Approved Take Out Commitment, or (b) in which the D&I Subsidiary that is the obligor of such construction loan has entered into a Qualifying Lease of the property securing such Exempt Construction Loan (or Guarantee thereof) and such lease supports a refinancing of the entire interim construction loan amount based upon prevailing permanent loan terms at the time the interim construction loan is closed. Notwithstanding the foregoing, construction loans (and Guarantees thereof) shall cease to be treated as Exempt Construction Loans in the event that any of the following occur: (i) the obligor of such Exempt Construction Loan is in default beyond any applicable notice and cure periods of any obligations under the credit agreement relating to such Exempt Construction Loan; or (ii) the underlying real property securing such Exempt Construction Loan has not been sold by a date which is no later than 15 months (unless subject to or backed by an Approved Take Out Commitment, in which case no deadline for the sale of such real property shall apply) after completion of construction.

“Existing Credit Agreement” shall have the meaning assigned to such term in the preliminary statement.

“Existing Letter of Credit” shall mean each Letter of Credit previously issued for the account of TCC that (a) is outstanding on the Second Restatement Date and (b) is listed on Schedule 1.01(d).

“Facility Fees” shall have the meaning assigned to such term in Section 2.05(a).

“Federal Funds Effective Rate” shall mean, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for the day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

“Fees” shall mean the Amendment Fees, the Facility Fees, the Administrative Agent Fees, the L/C Participation Fees and the Issuing Bank Fees.

“FHA Loans” shall mean commercial or multi-housing mortgage loans originated by Melody (or any other Mortgage Banking Subsidiary) and insured by the Federal Housing Administration or any other governmental entity.

“Financial Officer” of any person shall mean the chief financial officer, principal accounting officer, Treasurer or Controller of such person.

“First Restatement Date” shall mean December 20, 2006.

“First Restatement Transactions” shall mean the “Transactions” as defined in the Existing Credit Agreement.

“Fixed Rate”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate, the Discount Rate or the Bank Bill Rate.

“Foreign Base Rate” shall mean, with respect to any Alternative Currency (other than Canadian Dollars) in any jurisdiction, the rate of interest per annum determined by the Administrative Agent to be the rate of interest (in the absence of a Fixed Rate) charged by it to borrowers of similar quality as the applicable Borrower for short-term loans in such Alternative Currency in such jurisdiction. Notwithstanding anything to the contrary contained herein, Loans may be made or maintained as Foreign Base Rate Loans only to the extent specified in Section 2.02(f), 2.08 or 2.15.

“Foreign Benefit Event” shall mean, with respect to any Foreign Pension Plan, (a) the existence of unfunded liabilities in excess of the amount permitted under any applicable law, or in excess of the amount that would be permitted absent a waiver from a Governmental Authority, (b) the failure to make the required contributions or payments, under any applicable law, on or before the due date for such contributions or payments, (c) the receipt of a notice by a Governmental Authority relating to the intention to terminate any such Foreign Pension Plan or to appoint a trustee or similar official to administer any such Foreign Pension Plan, or alleging the insolvency of any such Foreign Pension Plan and (d) the incurrence of any liability in excess of $5,000,000 (or the equivalent thereof in another currency) by Holdings, the U.S. Borrower or any of its Subsidiaries under applicable law on account of the complete or partial termination of such Foreign Pension Plan or the complete or partial withdrawal of any participating employer therein, or (e) the occurrence of any transaction that is prohibited under any applicable law and could reasonably be expected to result in the incurrence of any liability by Holdings, the U.S. Borrower or any of its Subsidiaries, or the imposition on Holdings, the U.S. Borrower or any of its Subsidiaries of any fine, excise tax or penalty resulting from any noncompliance with any applicable law, in each case in excess of $5,000,000 (or the equivalent thereof in another currency).

“Foreign Lender” shall mean, with respect to any Borrower, any Lender that is organized under the laws of a jurisdiction other than that in which such Borrower is located. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

“Foreign Pension Plan” shall mean any plan that under applicable law of any jurisdiction other than the United States of America is required to be funded through a trust or other funding vehicle other than a trust or funding vehicle maintained exclusively by a Governmental Authority.

“Foreign Restructuring Transaction” shall mean (a) the creation of one or more newly-formed holding companies that would be Foreign Subsidiaries of the U.S. Borrower and direct of indirect parents of Relam and (b) the contribution or other transfer of all the Equity Interests of the U.K. Borrower and/or the Canadian Borrower to Relam, all on the terms and conditions previously disclosed by the U.S. Borrower to the Administrative Agent and reasonably satisfactory to the Administrative Agent.

“Foreign Subsidiary” shall mean any Subsidiary that is not a Domestic Subsidiary.

“GAAP” shall mean United States generally accepted accounting principles applied on a consistent basis.

“Governmental Authority” shall mean any Federal, state, local or foreign court or governmental agency, authority, instrumentality or regulatory body.

“Granting Lender” shall have the meaning assigned to such term in Section 9.04(i).

“Guarantee” of or by any person shall mean any obligation, contingent or otherwise, of such person guaranteeing or having the economic effect of guaranteeing any Indebtedness of any other person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such person, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness or other obligation, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment of such Indebtedness or other obligation or (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation; provided, however, that the term “Guarantee” shall not include (i) endorsements for collection or deposit in the ordinary course of business, (ii) customary environmental indemnities and non-recourse carve-out guarantees requested by Lenders in financing transactions secured by real property, (iii) guarantees in respect of Exempt Construction Loans or (iv) completion and budget guarantees.

“Guarantors” shall mean Holdings and the Subsidiary Guarantors.

“Hazardous Materials” shall mean (a) any petroleum products or byproducts and all other petroleum hydrocarbons, coal ash, radon gas, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, chlorofluorocarbons and all other ozone-depleting substances and (b) any chemical, material, substance or waste that is prohibited, limited or regulated by or pursuant to any Environmental Law.

“Hedging Agreement” shall mean any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

“Immaterial Subsidiary” shall mean (a) each Subsidiary that is formed for the purpose of allowing employees to participate in the economic returns of certain investments or investment programs and does not engage in any other business activities or have any outstanding Indebtedness and (b) each other Subsidiary that has consolidated total assets of less than $1,000,000.

“Indebtedness” of any person shall mean, without duplication, (a) all obligations of such person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such person upon which interest charges are customarily paid, (d) all obligations of such person under conditional sale or other title retention agreements relating to property or assets purchased by such person, (e) all obligations of such person issued or assumed as the deferred purchase price of property or services (excluding (i) with respect to clause (e), trade accounts payable and accrued obligations incurred in the ordinary course of business and (ii) only with respect to clauses (a) through (e), accrued obligations in respect of the Deferred Compensation Plan), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such person, whether or not the obligations secured thereby have been assumed, (g) all Guarantees by such person of Indebtedness of others (other than Guarantees by an Investment Subsidiary of any Indebtedness of any Co-investment Vehicle; provided that neither such Guarantee nor the related Indebtedness is recourse to Holdings, the U.S. Borrower or any other Subsidiary (other than an Investment Subsidiary)), (h) all Capital Lease Obligations of such person, (i) all obligations of such person as an account party in respect of letters of credit, (j) all obligations of such person in respect of bankers’ acceptances, (k) all obligations of such person pursuant to any Permitted Receivables Securitization to the extent such obligations are reflected as indebtedness on the balance sheet of Holdings and (l) the aggregate liquidation preference of all outstanding Disqualified Stock issued by such person. The Indebtedness of any person shall include all Indebtedness of any partnership, or other entity in which such person is a general partner, or other equity holder with unlimited liability other than (x) Indebtedness which by its terms is expressly non-recourse to such person (subject to customary environmental indemnities or completion or budget guarantees, and subject to customary exclusions from liability by lenders in non-recourse financing transactions secured by real property (including by means of separate indemnification agreements or carve-out guarantees)) and (y) if such person is an Investment Subsidiary, the Indebtedness of a related Co-investment Vehicle. Notwithstanding the foregoing, in connection with the purchase of any business, Indebtedness shall not include post-closing payment adjustments to which the seller may become entitled so long as (i) such payment is to be determined by a final closing balance sheet or depends on the performance of such business after the closing of the purchase, (ii) at the time of closing, the amount of any such payment is not determinable and (iii) to the extent such payment thereafter becomes fixed and determined, the amount is paid within 60 days thereafter.

“Indemnified Taxes” shall mean Taxes other than Excluded Taxes.

“Insignia” shall mean Insignia Financial Group, Inc., a Delaware corporation.

“Interest Coverage Ratio” shall mean, for any period, the ratio of (a) Consolidated EBITDA (less the amount, if any, thereof consisting of interest or investment income on the deployment of the proceeds of Melody Permitted Indebtedness or loans under the CBRE Loan Arbitrage Facility) for such period to (b) Consolidated Interest Expense for such period.

“Interest Payment Date” shall mean (a) with respect to any Daily Rate Loan, the last Business Day of each March, June, September and December and (b) with respect to any Eurocurrency Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurocurrency Borrowing with an Interest Period of more than three months’ duration, each day that would have been an Interest Payment Date had successive Interest Periods of three months’ duration been applicable to such Borrowing.

“Interest Period” shall mean, with respect to any Eurocurrency Borrowing or Bank Bill Rate Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day (or, if there is no numerically corresponding day, on the last day) in the calendar month that is 1, 2, 3 or 6 months thereafter (or 9 or 12 months thereafter if, at the time of the relevant Borrowing, all Lenders participating therein agree to make an interest period of such duration available), as the applicable Borrower may elect; provided, however, that if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day. Interest shall accrue from and including the first day of an Interest Period to but excluding the last day of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

“Investment Subsidiary” shall mean (a) any Subsidiary engaged principally in the business of buying and holding real estate related assets in anticipation of selling such assets or transferring such assets, which assets may include securities of companies engaged principally in such business, (b) any Subsidiary engaged principally in the business of investing in and/or managing Co-investment Vehicles and (c) any D&I Subsidiary.

“Issuing Bank” shall mean, as the context may require, (a) Credit Suisse, in its capacity as the issuer of Letters of Credit hereunder, (b) with respect to each Existing Letter of Credit, the Lender that issued such Existing Letter of Credit and (c) any other Lender that may become an Issuing Bank pursuant to Section 2.23(i) or (k), with respect to Letters of Credit issued by such Lender. The Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of the Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

“Issuing Bank Fees” shall have the meaning assigned to such term in Section 2.05(d).

“Japanese Borrower” shall mean any wholly owned Subsidiary of the U.S. Borrower organized under the laws of Japan that is designated as an additional Borrower in accordance with Section 9.18.

“Japanese Sublimit” shall mean $10,000,000.

“Japanese Yen” or “¥” shall mean lawful currency of Japan.

“Junior Capital” shall mean Qualified Capital Stock of Holdings or Subordinated Indebtedness.

“L/C Commitment” shall mean the commitment of the Issuing Bank to issue Letters of Credit pursuant to Section 2.23

“L/C Disbursement” shall mean a payment or disbursement made by the Issuing Bank pursuant to a Letter of Credit.

“L/C Exposure” shall mean at any time the sum of (a) the Domestic L/C Exposure, (b) the Multicurrency L/C Exposure and (c) the U.K. L/C Exposure.

“L/C Participation Fees” shall mean the fees provided for in Section 2.05(c).

“Lead Arrangers” shall mean Credit Suisse Securities (USA) LLC and Banc of America Securities LLC, in their respective capacities as joint lead arrangers of the Credit Facilities.

“Lenders” shall mean (a) the persons listed on Schedule 2.01 (other than any such person that has ceased to be a party hereto pursuant to an Assignment and Acceptance) and (b) any person that has become a party hereto pursuant to an Assignment and Acceptance. Unless the context clearly indicates otherwise, the term “Lenders” shall include each Swingline Lender.

“Letter of Credit” shall mean (a) any letter of credit issued pursuant to Section 2.23 and (b) any Existing Letter of Credit. A Letter of Credit shall be a “Domestic Letter of Credit” if an Existing Letter of Credit or if issued or deemed issued under the Domestic Revolving Credit Commitments, a “Multicurrency Letter of Credit” if issued or deemed issued under the Multicurrency Revolving Credit Commitments or a “U.K. Letter of Credit” if issued or deemed issued under the U.K. Revolving Credit Commitments.

“Leverage Ratio” shall mean, on any date, the ratio of Total Debt less Available Cash on such date to Consolidated EBITDA for the period of four consecutive fiscal quarters most recently ended on or prior to such date.

“LIBO Rate” shall mean, with respect to any Eurocurrency Borrowing for any Interest Period, the rate per annum determined by the Administrative Agent at approximately 11:00 a.m., London time, on the date that is two Business Days prior to or, with respect to Eurocurrency Borrowings denominated in Pounds, at approximately 11:00 a.m. (London time) on the same day as, the commencement of such Interest Period by reference to the British Bankers’ Association Interest Settlement Rates for deposits in dollars, Pounds, Euro or Japanese Yen, as applicable (as set forth by the Bloomberg Information Service or any successor thereto or any other service selected by the Administrative Agent which has been nominated by the British Bankers’ Association as an authorized information vendor for the purpose of displaying such rates), for a period equal to such Interest Period; provided that, to the extent that an interest rate is not ascertainable pursuant to the foregoing provisions of this definition, the “LIBO Rate” shall be the interest rate per annum determined by the Administrative Agent to be the average of the rates per annum at which deposits in dollars, Pounds, Euro or Japanese Yen, as applicable, are offered for such relevant Interest Period to major banks in the London interbank market in London, England by the Administrative Agent at approximately 11:00 a.m. (London time) on the date that is two Business Days prior to or, with respect to Eurocurrency Borrowings denominated in Pounds, at approximately 11:00 a.m. (London time) on the same day as, the beginning of such Interest Period.

“Lien” shall mean, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, encumbrance, charge or security interest in or on such asset, and (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset. For the avoidance of doubt, the grant by any person of a license to use Intellectual Property (as defined in the Collateral Agreement) owned by, licensed to, or developed by such person and such licensing activity shall not constitute a grant by such person of a Lien on such Intellectual Property.

“Loan Documents” shall mean this Agreement, the Letters of Credit, the Security Documents, the Purchaser Agreement and each Loan Modification Agreement.

“Loan Modification Agreement” shall mean a Loan Modification Agreement in form and substance reasonably satisfactory to the Administrative Agent and the U.S. Borrower, among the U.S. Borrower, the other Loan Parties and one or more Accepting Lenders.

“Loan Modification Offer” shall have the meaning assigned to such term in Section 9.20(a).

“Loan Parties” shall mean the Borrowers and the Guarantors.

“Loans” shall mean the Revolving Loans, the Term Loans and the Swingline Loans. Unless the context otherwise requires, the term “Loans” shall include any Other Term Loans and any Other Revolving Loans.

“Local Time” shall mean, in relation to any Borrowing by (a) the U.S. Borrower, New York time, (b) the Canadian Borrower, Toronto time, (c) the U.K. Borrower, London time, (d) the Australian Borrower, Melbourne time, (e) the Japanese Borrower, Tokyo time, and (f) the New Zealand Borrower, Auckland time.

“Liquidity Condition” shall mean, on any date, that the sum of (a) Holdings’ unrestricted cash and cash equivalents, on a consolidated basis, on such date and (b) the unused and available Revolving Credit Commitments and Other Revolving Credit Commitments on such date would exceed $450,000,000.

“Margin Stock” shall have the meaning assigned to such term in Regulation U.

“Material Adverse Effect” shall mean a materially adverse effect on (a) the business, assets, operations or financial condition of the U.S. Borrower and the Subsidiaries, taken as a whole, (b) the ability of the U.S. Borrower or any other Loan Party to perform any of its obligations under any Loan Document to which it is or will be a party or (c) the rights of or benefits available to the Lenders under any Loan Document.

“Material Indebtedness” shall mean Indebtedness (other than the Loans, Letters of Credit and Non-Recourse Indebtedness), or obligations in respect of one or more Hedging Agreements, of any one or more of Holdings, the U.S. Borrower and the Subsidiaries in an aggregate principal amount exceeding $25,000,000. For purposes of determining Material Indebtedness, the “principal amount” of the obligations of Holdings, the U.S. Borrower or any Subsidiary in respect of any Hedging Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that Holdings, the U.S. Borrower or such Subsidiary would be required to pay if such Hedging Agreement were terminated at such time.

“Material Third-Party Indebtedness” shall mean Indebtedness, or obligations in respect of one or more Hedging Agreements, of any Non-Guarantor Subsidiary in an aggregate principal amount exceeding $10,000,000. For purposes of determining Material Third-Party Indebtedness, the “principal amount” of the obligations of any Non-Guarantor Subsidiary in respect of any Hedging Agreement at any time shall be the maximum aggregate principal amount (giving effect to any netting agreements) that such Non-Guarantor Subsidiary would be required to pay if such Hedging Agreement were terminated at such time.

“Melody” shall mean, collectively, (a) CBRE Capital Markets, Inc., a Texas corporation (formerly known as CBRE Melody & Company), and (b) CBRE Capital Markets of Texas, L.P., a limited partnership under the laws of the State of Texas.

“Melody Loan Arbitrage Facility” shall mean a credit facility provided to Melody by any depository bank in which a Melody entity makes deposits, so long as (i) such Melody entity applies all proceeds of loans made under such credit facility to purchase certain highly-rated debt instruments considered to be permitted short-term investments under such credit facility, and (ii) all such permitted short-term investments purchased by such Melody entity with the proceeds of loans thereunder (and proceeds thereof and distributions thereon) are pledged to the depository bank providing such credit facility, and such bank has a first priority perfected security interest therein, to secure loans made under such credit facility.

“Melody Loan Securitization Funds” shall mean one or more special purpose investment funds formed by Melody solely for the purpose of originating, securitizing and selling investment tranches of commercial real estate loans.

“Melody Mortgage Warehousing Facility” shall mean (a) a credit facility provided by any bank or other financial institution extended to Melody or any other Mortgage Banking Subsidiary in connection with any Mortgage Banking Activities, pursuant to which such lender makes loans to Melody or any other Mortgage Banking Subsidiary, the proceeds of which loans are applied by Melody (or any other Mortgage Banking Subsidiary) to fund commercial mortgage loans originated and owned by Melody (or any other Mortgage Banking Subsidiary) subject to a commitment (subject to customary exceptions) to purchase such mortgage loans or mortgage-backed securities in respect thereof by (a) the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association or any other quasi-federal governmental agency or enterprise or government-sponsored entity or its seller servicer or (b) any other commercial conduit lender, in each case so long as (i) loans made by such lender to Melody (or any other Mortgage Banking Subsidiary) thereunder are secured by a pledge of commercial mortgage loans made by Melody (or any other Mortgage Banking Subsidiary) with the proceeds of such loans, and such lender has a perfected first priority security interest therein, to secure loans made under such credit facility and (ii) in the case of loans to be sold to a commercial conduit lender, the related Indebtedness of the Mortgage Banking Subsidiary does not exceed a term of 120 days or a loan to value of 80%, and (b) any other credit facility provided by any bank or other financial institution extended to Melody or any other Mortgage Banking Subsidiary pursuant to which such lender makes loans to Melody or any other Mortgage Banking Subsidiary, the proceeds of which loans are applied by Melody (or any other Mortgage Banking Subsidiary) to fund FHA Loans, so long as such loans to Melody (or any other Mortgage Banking Subsidiary) are repaid by Melody (or any other Mortgage Banking Subsidiary) to such lender with the proceeds of the sale or issuance of Melody Lending Program Securities.

“Melody Lending Program Securities” shall mean mortgage-backed securities or bonds issued by Melody or any other Mortgage Banking Subsidiary supported by FHA Loans and Guaranteed by the Government National Mortgage Association or any other quasi-federal governmental agency or enterprise or government-sponsored entity, the proceeds of which securities or bonds are applied by Melody or any other Mortgage Banking Subsidiary to refinance Indebtedness under a Melody Mortgage Warehousing Facility.

“Melody Permitted Indebtedness” shall mean Indebtedness of Melody under the Melody Loan Arbitrage Facility, a Melody Mortgage Warehousing Facility, the Melody Working Capital Facility, the Melody Repo Arrangement and Melody Lending Program Securities, and Indebtedness of any Mortgage Banking Subsidiary under a Melody Mortgage Warehousing Facility that is, in all cases, non-recourse to the U.S. Borrower or any of the other Subsidiaries.

“Melody Repo Arrangement” shall mean an arrangement whereby mortgage loans originated by Melody are funded by a third party lender or financial institution (a “Melody Repo Party”) pursuant to an agreement whereby the Melody Repo Party funds and purchases from Melody such mortgage loans upon origination and sells such loans to Melody prior to Melody’s sale of such loans to the Federal Home Loan Mortgage Corporation or another counterparty.

“Melody Working Capital Facility” shall mean a credit facility provided by a financial institution to Melody, so long as (i) the proceeds of loans thereunder are applied only to provide working capital to Melody, (ii) loans under such credit facility are unsecured, and (iii) the aggregate principal amount of loans outstanding under such credit facility at no time exceeds $1,000,000.

“Moody’s” shall mean Moody’s Investors Service, Inc., or any successor thereto.

“Mortgage Banking Activities” shall mean (a) the origination of mortgage loans in respect of commercial and multi-family residential real property, and the sale or assignment of such mortgage loans and the related mortgages to another person (other than the U.S. Borrower or any Subsidiary) within 120 days after the origination thereof (or thereafter, so long as the purchaser thereof is a quasi-federal governmental agency or enterprise or government-sponsored entity that shall have confirmed in writing its obligation to purchase such loans prior to such 120th day), provided, however, that in each case prior to origination of any mortgage loan, the U.S. Borrower or a Mortgage Banking Subsidiary, as the case may be, shall have entered into a legally binding and enforceable agreement with respect to such mortgage loan with a person that purchases such loans in the ordinary course of business, (b) the origination of FHA Loans, and (c) servicing activities related to the activities described in clauses (a) and (b) above.

“Mortgage Banking Subsidiary” shall mean Melody and its subsidiaries that are engaged in Mortgage Banking Activities.

“Multicurrency L/C Disbursement” shall mean a payment or disbursement made by the Issuing Bank pursuant to a Multicurrency Letter of Credit.

“Multicurrency L/C Exposure” shall mean, at any time, the sum of (a) the aggregate undrawn and unexpired amount of all outstanding Multicurrency Letters of Credit at such time denominated in Dollars, plus the Dollar Equivalent of the aggregate undrawn and unexpired amount of all outstanding Multicurrency Letters of Credit at such time denominated in Alternative Currencies and (b) the aggregate principal amount of all Multicurrency L/C Disbursements denominated in dollars that have not yet been reimbursed at such time, plus the Dollar Equivalent of the aggregate principal amount of all Multicurrency L/C Disbursements denominated in Alternative Currencies that have not been reimbursed at such time. The Multicurrency L/C Exposure of any Multicurrency Revolving Credit Lender at any time shall equal its Pro Rata Percentage of the aggregate Multicurrency L/C Exposure at such time.

“Multicurrency Letter of Credit” shall mean any letter of credit issued (or deemed issued) pursuant to Section 2.23 and designated (or deemed designated) as such.

“Multicurrency Revolving Credit Borrowing” shall mean a Borrowing comprised of Multicurrency Revolving Loans.

“Multicurrency Revolving Credit Commitment” shall mean, with respect to each Lender, the commitment of such Lender to make Multicurrency Revolving Loans hereunder as set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender assumed its Multicurrency Revolving Credit Commitment, as applicable, as the same may be (a) reduced from time to time pursuant to Section 2.09 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04.

“Multicurrency Revolving Credit Exposure” shall mean, with respect to any Lender at any time, the aggregate principal amount at such time of all outstanding Multicurrency Revolving Loans of such Lender denominated in dollars, plus the Dollar Equivalent of the aggregate principal amount at such time of all outstanding Multicurrency Revolving Loans of such Lender denominated in Alternative Currencies, plus the aggregate amount at such time of such Lender’s Multicurrency L/C Exposure, plus the aggregate amount at such time of such Lender’s N.Z. Swingline Exposure.

“Multicurrency Revolving Credit Lender” shall mean a Lender with a Multicurrency Revolving Credit Commitment or outstanding Multicurrency Revolving Credit Exposure.

“Multicurrency Revolving Loans” shall mean the revolving loans made by the Multicurrency Revolving Credit Lenders to the Borrowers pursuant to clause (ii) of Section 2.01.

“Multiemployer Plan” shall mean a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

“Net Cash Proceeds” shall mean (a) with respect to any Asset Sale (other than the sale of Receivables pursuant to a Receivables Securitization Transaction), the cash proceeds (including cash proceeds subsequently received (as and when received) in respect of noncash consideration initially received), net of (i) selling expenses (including reasonable broker’s fees or commissions, warranty reserves relating to condominium sales, legal fees, transfer and similar taxes and the U.S. Borrower’s good faith estimate of taxes paid or reasonably estimated to be payable in connection with such sale), (ii) amounts provided as a reserve, in accordance with GAAP, against any liabilities under any indemnification obligations or purchase price adjustment associated with such Asset Sale (provided that, to the extent and at the time any such amounts are released from such reserve, such amounts shall constitute Net Cash Proceeds) and (iii) the principal amount, premium or penalty, if any, interest and other amounts on any Indebtedness for borrowed money which is secured by the asset sold in such Asset Sale and which is required to be repaid with such proceeds (other than any such Indebtedness assumed by the purchaser of such asset); provided, however, that, if (x) the U.S. Borrower shall deliver a certificate of a Financial Officer to the Administrative Agent at the time of receipt thereof setting forth the U.S. Borrower’s intent to reinvest such proceeds in assets of a kind then used or usable in the business of the U.S. Borrower and its Subsidiaries or in the Equity Interests of a person engaged in the same or related business as that of the U.S. Borrower or any Subsidiary within 365 days of receipt of such proceeds and (y) no Default or Event of Default shall have occurred and shall be continuing at the time of such certificate or at the proposed time of the application of such proceeds, such proceeds shall not constitute Net Cash Proceeds except to the extent not so used or contractually committed to be used at the end of such 365-day period, at which time such proceeds shall be deemed to be Net Cash Proceeds; and (b) with respect to any incurrence or disposition of Indebtedness or any Equity Issuance, the cash proceeds thereof, net of all taxes and customary fees, commissions, costs and other expenses incurred in connection therewith.

“New Zealand Dollars” or “NZ$” shall mean lawful currency of New Zealand.

“Non-Guarantor Subsidiary” shall mean any subsidiary of Holdings that is not a Loan Party.

“Non-Recourse Indebtedness” shall mean Indebtedness of, or Guarantees by, an Investment Subsidiary; provided that (x) such Indebtedness is incurred solely in relation to the permitted investment or real estate development activities of such Investment Subsidiary and (y) such Indebtedness is not Guaranteed by, or otherwise recourse to, Holdings, the U.S. Borrower or any Subsidiary other than an Investment Subsidiary (subject to customary environmental indemnities or completion or budget guarantees, and subject to customary exclusions from liability by lenders in non-recourse financing transactions secured by real property (including by means of separate indemnification agreements or carve-out guarantees)); provided further that, if any such Indebtedness is partially Guaranteed by or otherwise recourse to Holdings, the U.S. Borrower or any Subsidiary other than an Investment Subsidiary, the portion of such Indebtedness not so Guaranteed or recourse shall be “Non-Recourse Indebtedness” hereunder.

“N.Z. Swingline Commitment” shall mean the commitment of the N.Z. Swingline Lender to make N.Z. Swingline Loans to the New Zealand Borrower pursuant to Section 2.22, as the same may be reduced from time to time pursuant to Section 2.09.

“N.Z. Swingline Exposure” shall mean at any time the aggregate principal amount at such time of all outstanding N.Z. Swingline Loans. The N.Z. Swingline Exposure of any Multicurrency Revolving Credit Lender at any time shall equal its Pro Rata Percentage of the aggregate N.Z. Swingline Exposure at such time.

“N.Z. Swingline Lender” shall mean Citibank, N.A., acting through any of its branches or affiliates, in its capacity as lender of N.Z. Swingline Loans hereunder.

“N.Z. Swingline Loan” shall mean any loan made by the N.Z. Swingline Lender to the New Zealand Borrower pursuant to Section 2.22.

“Obligations” shall have the meaning assigned to such term in the Collateral Agreement.

“Original ECF Prepayment Amount” shall have the meaning assigned to such term in Section 2.13(d).

“Other Revolving Credit Borrowing” shall mean a Borrowing comprised of Other Revolving Loans.

“Other Revolving Credit Commitments” shall mean one or more Classes of revolving credit commitments that result from a modification of the Revolving Credit Commitments pursuant to a Loan Modification Offer.

“Other Revolving Loans” shall mean the revolving loans made pursuant to an Other Revolving Credit Commitment.

“Other Taxes” shall mean any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made under any Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Loan Document.

“Other Term Borrowing” shall mean a Borrowing comprised of Other Term Loans.

“Other Term Loan Maturity Date” shall mean the final maturity date of any Other Term Loan, as set forth in the applicable Loan Modification Agreement.

“Other Term Loan Repayment Date” shall mean each date on which the principal of any Other Term Loan is scheduled to be repaid, as set forth in the applicable Loan Modification Agreement.

“Other Term Loans” shall mean one or more Classes of term loans that result from a Permitted Amendment effected pursuant to a Loan Modification Offer.

“PBGC” shall mean the Pension Benefit Guaranty Corporation referred to and defined in ERISA.

“Perfection Certificate” shall mean a Perfection Certificate substantially in the form of Exhibit B to the Collateral Agreement.

“Performance Bond” shall mean any letter of credit, bond, or similar security device securing the obligation of the U.S. Borrower or any Subsidiary to complete construction of improvements to real property.

“Permitted Acquisition” shall have the meaning assigned to such term in Section 6.03(g).

“Permitted Amendments” shall have the meaning assigned to such term in Section 9.20(c).

“Permitted Investments” shall mean:

(a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

(b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, a rating of at least A-2 from S&P or P-2 from Moody’s;

(c) investments in certificates of deposit, banker’s acceptances and time deposits maturing within one year from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, the Administrative Agent or any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof that has a combined capital and surplus and undivided profits of not less than $500,000,000;

(d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria of clause (c) above;

(e) investments in “money market funds” within the meaning of Rule 2a-7 of the Investment Company Act of 1940, as amended, substantially all of whose assets are invested in investments of the type described in clauses (a) through (d) above; and

(f) other short-term investments utilized by Foreign Subsidiaries in accordance with normal investment practices for cash management in investments of a type analogous to the foregoing.

“Permitted Investors” shall mean (a) the Sponsors and any other person who is an Affiliate of any of the foregoing, (b) DLJ Investment Partners II, Inc. and any of its Affiliates and (c) any member of senior management of the U.S. Borrower on the Second Restatement Date.

“Permitted Receivables Securitization” shall have the meaning assigned to such term in Section 6.04(b)(iii).

“person” shall mean any natural person, corporation, business trust, joint venture, association, company, limited liability company, partnership, Governmental Authority or other entity.

“Plan” shall mean any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA sponsored, maintained or contributed to by the U.S. Borrower or any ERISA Affiliate.

“Platform” shall have the meaning assigned to such term in Section 9.01.

“Pounds” or “£” shall mean lawful currency for the time being of the United Kingdom.

“Prime Rate” shall mean the rate of interest per annum determined from time to time by Credit Suisse as its prime rate in effect at its principal office in New York City and notified to the U.S. Borrower.

“Pro Forma Basis” shall mean, with respect to compliance with any test or covenant hereunder, in connection with or after the occurrence of any Permitted Acquisition or Significant Asset Sale, compliance with such covenant or test after giving effect to any such proposed Permitted Acquisition or Significant Asset Sale (including pro forma adjustments arising out of events which are directly attributable to the proposed Permitted Acquisition or Significant Asset Sale, are factually supportable and are expected to have a continuing impact, in each case determined on a basis consistent with Article 11 of Regulation S-X of the Securities Act of 1933, as amended, and as interpreted by the staff of the Securities and Exchange Commission using, for purposes of determining such compliance, the historical financial statements of all entities or assets so acquired or to be acquired or sold or to be sold and the consolidated financial statements of the U.S. Borrower and the Subsidiaries which shall be reformulated as if such Permitted Acquisition or Significant Asset Sale, and any other Permitted Acquisitions or Significant Asset Sales that have been consummated during or after the end of the relevant period, and any Indebtedness or other liabilities incurred or repaid in connection with any such Permitted Acquisitions or Significant Asset Sale or otherwise after the end of the relevant period had been consummated or incurred or repaid, as the case may be, at the beginning of such period and assuming that any such Indebtedness so incurred bears interest during any portion of the applicable measurement period prior to the relevant acquisition at the weighted average of the interest rates applicable to outstanding Loans during such period).

“Pro Forma Compliance” shall mean, at any date of determination, that Holdings shall be in pro forma compliance with the covenants set forth in Sections 6.08 and 6.09 as of the last day of the most recent fiscal quarter-end (computed on the basis of (a) balance sheet amounts as of the most recently completed fiscal quarter, and (b) income statement amounts for the most recently completed period of four consecutive fiscal quarters, in each case, for which financial statements shall have been delivered to the Administrative Agent and calculated on a Pro Forma Basis).

“Pro Rata Percentage” of any Domestic Revolving Credit Lender, Multicurrency Revolving Credit Lender or U.K. Revolving Credit Lender at any time shall mean the percentage of the Total Domestic Revolving Credit Commitment, Total Multicurrency Revolving Credit Commitments or Total U.K. Revolving Credit Commitment, respectively, represented by such Lender’s Domestic Revolving Credit Commitment, Multicurrency Revolving Credit Commitment or U.K. Revolving Credit Commitment, respectively. In the event the Domestic Revolving Credit Commitments, Multicurrency Revolving Credit Commitments or U.K. Revolving Credit

Commitments shall have expired or been terminated, the Pro Rata Percentages shall be determined on the basis of the Domestic Revolving Credit Commitments, Multicurrency Revolving Credit Commitments or U.K. Revolving Credit Commitments, as the case may be, most recently in effect.

“Public Lender” shall have the meaning assigned to such term in Section 9.01.

“Purchase” shall mean the purchase of a Purchased Loan by the Purchaser pursuant to an Auction.

“Purchased Loan” shall mean each Term Loan purchased by the Purchaser pursuant to an Auction.

“Purchaser” shall mean a Delaware limited liability company or corporation that is a wholly owned subsidiary of Holdings and that is formed by Holdings specifically for the purpose of conducting Auctions and as to which the Purchaser Funding Condition has been satisfied.

“Purchaser Agreement” shall mean the agreement that may be entered into by the Purchaser and the Administrative Agent, for the benefit of the Lenders, substantially in the form of Exhibit H.

“Purchaser Funding Condition” shall mean (a) the execution and delivery of the Purchaser Agreement by the parties thereto, (b) the delivery to the Administrative Agent by the Purchaser of a certificate of the Purchaser certifying that attached thereto are correct copies of its organizational documents and, if then available, its Federal Taxpayer Identification Number or other organizational number, (c) the execution and delivery by Holdings or the direct parent of the Purchaser of a supplement to the Collateral Agreement pursuant to which all the Equity Interests of the Purchaser will be pledged to the Collateral Agent for the ratable benefit of the Secured Parties, and (d) the delivery to the Administrative Agent by counsel to the Purchaser of a written legal opinion (which shall be addressed to the Administrative Agent and the Senior Lenders (as defined in the Purchaser Agreement) and which shall be substantially to the effect set forth in Exhibit I or otherwise in form and substance reasonably satisfactory to the Administrative Agent.

“Qualified Capital Stock” of any person shall mean any Equity Interest of such Person that is not Disqualified Stock.

“Qualifying Lease” shall mean a lease agreement entered into by a D&I Subsidiary, as lessor, to lease the real property owned by such D&I Subsidiary upon completion of construction thereof to the extent that (a) the senior unsecured non-credit-enhanced long-term debt of the tenant or the guarantor of the tenant’s obligations under such lease is rated BBB- or higher by S&P or Baa3 or higher by Moody’s, (b) the obligation of such tenant to accept possession of such real property and begin paying rent under such lease is not subject to any material condition other than (i) completion of construction in accordance with all requirements of applicable law and approved plans and specifications and on or before a date certain and (ii) issuance of a certificate of occupancy, (c) such lease has a non-cancelable primary term of 10 years or more, and (d) such tenant has not failed or refused to perform under such lease agreement or notified TCC or the applicable D&I Subsidiary of its intention to not perform under such lease agreement (provided that the failure of one (but not more than one) tenant under a Qualifying Lease to meet the ratings criteria set forth in clause (a) above shall not result in the disqualification of such lease as a Qualifying Lease so long as, at the time such lease was entered into, such ratings criteria were satisfied, and such tenant only fails to satisfy such ratings criteria due to subsequent rating downgrades).

“Register” shall have the meaning assigned to such term in Section 9.04(d).

“Receivables” shall mean a right to receive payment arising from a sale or lease of goods or the performance of services by a person pursuant to an arrangement with another person by which such other person is obligated to pay for goods or services under terms that permit the purchase of such goods and services on credit, and all proceeds thereof and rights (contractual or other) and collateral related thereto, and shall include, in any event, any items of property that would be classified as accounts receivable on the balance sheet of Holdings or any of the Subsidiaries prepared in accordance with GAAP or an “account”, “chattel paper”, an “instrument”, a “general intangible” or a “payment intangible” under the Uniform Commercial Code as in effect in the State of New York and any “supporting obligations” or “proceeds” (as so defined) of any such items.

“Receivables Securitization” shall mean, with respect to the U.S. Borrower and/or any of the Subsidiaries, any transaction or series of transactions of securitizations involving Receivables pursuant to which the U.S. Borrower or any Subsidiary may sell, convey or otherwise transfer to a Securitization Subsidiary, and may grant a corresponding security interest in, any Receivables (whether now existing or arising in the future) of the U.S. Borrower or any Subsidiary, and any assets related thereto including collateral securing such Receivables, contracts and all Guarantees or other obligations in respect of such Receivables, the proceeds of such Receivables and other assets which are customarily transferred, or in respect of which security interests are customarily granted, in connection with securitizations involving Receivables.

“Receivables Securitization Amount” shall mean, with respect to any Receivables Securitization, the amount of obligations outstanding under the legal documents entered into as part of such Receivables Securitization on any date of determination that would be characterized as principal if such Receivables Securitization were structured as a secured lending transaction rather than as a purchase.

“Regulation T” shall mean Regulation T of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Regulation U” shall mean Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Regulation X” shall mean Regulation X of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Relam” shall mean Relam Amsterdam Holdings B.V.

“Related Fund” shall mean, with respect to any Lender, any other person that (x) invests in bank loans and (y) is advised or managed by the same investment advisor as such Lender, by an Affiliate of such investment advisor or by such Lender.

“Related Parties” shall mean, with respect to any specified person, such person’s Affiliates and the respective directors, trustees, officers, employees, agents and advisors of such person and such person’s Affiliates.

“Release” shall mean any release, spill, emission, leaking, dumping, injection, pouring, deposit, disposal, discharge, dispersal, leaching or migration into or through the indoor or outdoor environment or within or upon any building or fixture.

“Repayment Date” shall mean a Tranche A Repayment Date, a Tranche A-1 Repayment Date, a Tranche B Repayment Date or an Other Term Loan Repayment Date.

“Required Lenders” shall mean, at any time, Lenders having Loans (excluding Swingline Loans), L/C Exposure, Swingline Exposure and unused Revolving Credit Commitments and Term Loan Commitments (if any) representing at least a majority of the sum of all Loans outstanding (excluding Swingline Loans), L/C Exposure, Swingline Exposure and unused Revolving Credit Commitments and Term Loan Commitments (if any) at such time.

“Responsible Officer” of any person shall mean any executive officer or Financial Officer of such person and any other officer or similar official thereof responsible for the administration of the obligations of such person in respect of this Agreement.

“Restricted Payment” shall mean any dividend or other distribution (whether in cash, securities or other property other than Qualified Capital Stock) with respect to any Equity Interests in Holdings, the U.S. Borrower or any Subsidiary, or any payment (whether in cash, securities or other property other than Qualified Capital Stock), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancelation or termination of any Equity Interests in Holdings, the U.S. Borrower or any Subsidiary or any option, warrant or other right to acquire any such Equity Interests in Holdings, the U.S. Borrower or any Subsidiary; provided, however, that neither Employee Performance Payments nor the payment to employees of Holdings, the U.S. Borrower or any Subsidiary of “co-investment return” or “carried interest” or any distribution of an equity interest in respect thereof, or any other incentive distributions from Investment Subsidiaries shall be deemed to be Restricted Payments.

“Revolving Credit Borrowing” shall mean a Domestic Revolving Credit Borrowing, a Multicurrency Revolving Credit Borrowing or a U.K. Revolving Credit Borrowing.

“Revolving Credit Commitment” shall mean a Domestic Revolving Credit Commitment, a Multicurrency Revolving Credit Commitment or a U.K. Revolving Credit Commitment.

“Revolving Credit Exposure” shall mean, with respect to any Lender at any time, the sum of such Lender’s Domestic Revolving Credit Exposure, Multicurrency Revolving Credit Exposure and U.K. Revolving Credit Exposure.

“Revolving Credit Lender” shall mean a Domestic Revolving Credit Lender, a Multicurrency Revolving Credit Lender or a U.K. Revolving Credit Lender.

“Revolving Credit Maturity Date” shall mean June 24, 2011.

“Revolving Loans” shall mean the Domestic Revolving Loans, the Multicurrency Revolving Loans and the U.K. Revolving Loans.

“S&P” shall mean Standard & Poor’s Ratings Service or any successor thereto.

“Schedule I Bank” shall mean a bank that is a Canadian chartered bank listed on Schedule I under the Bank Act (Canada).

“Schedule II Bank” shall mean a bank that is a bank listed on Schedule II or Schedule III under the Bank Act (Canada).

“SEC” shall mean the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of its functions.

“Second Restatement Date” shall mean March 24, 2009.

“Second Restatement Date Prepayment” shall have the meaning assigned to such term in Section 4.02(h).

“Secured Parties” shall have the meaning assigned to such term in the Collateral Agreement.

“Securitization Subsidiary” shall mean any Subsidiary formed solely for the purpose of engaging, and that engages only, in one or more Permitted Receivables Securitizations, all the Equity Interests of which shall be pledged to the Collateral Agent for the ratable benefit of the Secured Parties pursuant to the Collateral Agreement.

“Security Documents” shall mean the Collateral Agreement and each of the security agreements and other instruments and documents executed and delivered pursuant thereto or pursuant to Section 5.09.

“Significant Asset Sale” shall mean the sale, transfer, lease or other disposition (whether in one transaction or a series of related transactions, but in each case only if the aggregate fair market value of the assets so sold exceeds 5% of Total Assets at the time of such sale, transfer, lease or other disposition) by Holdings, the U.S. Borrower or any Subsidiary to any person other than Holdings, the U.S. Borrower or any Subsidiary of all or substantially all of the assets of, or a majority of the Equity Interests in, a person, or a division or line of business or business unit of a person.

“Significant Domestic Subsidiary” shall mean each Domestic Subsidiary (a) that has consolidated total assets of more than $5,000,000 and (b) of which securities or other ownership interests representing more than 80% of the equity or more than 80% of the ordinary voting power or more than 80% of the general partnership interests are, at the time any determination is being made, owned, Controlled or held, directly or indirectly, by the U.S. Borrower.

“SPC” shall have the meaning assigned to such term in Section 9.04(i).

“Specified Subordinated Indebtedness” shall mean all Subordinated Indebtedness issued after the Second Restatement Date; provided that such Subordinated Indebtedness will be considered “Specified Subordinated Indebtedness” only to the extent the Net Cash Proceeds thereof do not exceed $300,000,000.

“Specified Subsidiary” shall mean (a) CBRE Multifamily Capital, Inc., (b) CBRE HMF, Inc. and (c) any other entity formed or acquired by Melody for the primary purpose of engaging in Mortgage Banking Activities.

“Sponsors” shall mean Blum Strategic Partners, L.P. and Freeman Spogli & Co. Incorporated.

“Statutory Reserves” shall mean a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board and any other banking authority, domestic or foreign, to which the Administrative Agent or any Lender (including any branch, Affiliate, or other fronting office making or holding a Loan) is subject for Eurocurrency Liabilities (as defined in Regulation D of the Board). Eurocurrency Loans shall be deemed to constitute Eurocurrency Liabilities as defined in Regulation D of the Board) and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D. Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

“Subordinated Indebtedness” shall mean unsecured Indebtedness of Holdings or the U.S. Borrower, which may be Guaranteed on a subordinated basis by Holdings, the U.S. Borrower or one or more Subsidiary Guarantors, that (a) is expressly subordinated to the prior payment in full in cash of the Obligations, on terms and conditions reasonably satisfactory to the Administrative Agent, (b) contains no financial “maintenance” covenants and (c) matures on or after the 180th day following the latest final maturity date for any of the Loans and has no scheduled amortization, payments of principal, sinking fund payments or similar scheduled payments (other than regularly scheduled payments of interest) prior to the 180th day following the latest final maturity date for any of the Loans; provided, however, that Indebtedness that was Subordinated Indebtedness when issued shall not cease to be Subordinated Indebtedness solely as a result of the subsequent extension of the final maturity date of any of the Loans pursuant to Section 9.20.

“subsidiary” shall mean, with respect to any person (herein referred to as the “parent”), any corporation, partnership, association or other business entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or more than 50% of the general partnership interests (other than the general partnership interests or similar interests owned, Controlled or held by the U.S. Borrower or any Subsidiary in any Co-investment Vehicle) are, at the time any determination is being made, owned, Controlled or held, or (b) that is, at the time any determination is being made, otherwise consolidated in the financial statements of the parent in accordance with GAAP.

“Subsidiary” shall mean any subsidiary of Holdings; provided, however, that neither the DUS Subsidiary nor any of the Melody Loan Securitization Funds shall be deemed to be a Subsidiary for purposes of this Agreement or the other Loan Documents.

“Subsidiary Guarantor” shall mean each Domestic Subsidiary listed on Schedule 1.01(a) and each other Subsidiary that is or becomes a party to the Collateral Agreement.

“Swingline Commitments” shall mean the Domestic Swingline Commitment and the N.Z. Swingline Commitment.

“Swingline Exposure” shall mean at any time the sum of (a) the Domestic Swingline Exposure and (b) the N.Z. Swingline Exposure.

“Swingline Lender” shall mean, as the context may require, the Domestic Swingline Lender and/or the N.Z. Swingline Lender.

“Swingline Loans” shall mean the Domestic Swingline Loans and the N.Z. Swingline Loans.

“Synthetic Purchase Agreement” shall mean any swap, derivative or other agreement or combination of agreements pursuant to which Holdings, the U.S. Borrower or any Subsidiary is or may become obligated to make (a) any payment in connection with a purchase by any third party from a person other than Holdings, the U.S. Borrower or any Subsidiary of any Equity Interest or (b) any payment (other than on account of a permitted purchase by it of any Equity Interest) the amount of which is determined by reference to the price or value at any time of any Equity Interest; provided that no phantom stock or similar plan providing for payments only to current or former directors, officers, employees or consultants of Holdings, the U.S. Borrower or the Subsidiaries (or to their heirs or estates) shall be deemed to be a Synthetic Purchase Agreement.

“Take Out Commitment” shall mean a written obligation of a person either (a) to purchase real property and the improvements thereon for an amount sufficient to repay the interim construction loan used to acquire and construct such real property and improvements, or (b) to provide debt and/or equity financing the proceeds of which are to be used to repay the interim construction loan used to acquire and construct real property and improvements thereon.

“Taxes” shall mean any and all present or future taxes, levies, imposts, duties, deductions, charges, liabilities or withholdings imposed by any Governmental Authority.

“TCC” shall mean Trammell Crow Company.

“Term Borrowing” shall mean a Borrowing comprised of Tranche A Loans, Tranche A-1 Loans, Tranche B Loans or other Term Loans.

“Term Lender” shall mean a Lender with an outstanding Term Loan.

“Term Loan Commitments” shall mean the commitments of the Lenders to make Term Loans pursuant to the Existing Credit Agreement. On the Second Restatement Date, there are no Term Loan Commitments.

“Term Loans” shall mean the Tranche A Loans, the Tranche A-1 Loans, the Tranche B Loans and the Other Term Loans (if any).

“Total Assets” shall mean, at any date of determination, the total consolidated assets of the U.S. Borrower and its consolidated Subsidiaries at such date determined on a consolidated basis in accordance with GAAP, but excluding the consolidated assets of (a) any Subsidiary with Non-Recourse Indebtedness, (b) any Non-Guarantor Subsidiary with Material Third-Party Indebtedness and (c) the Purchaser.

“Total Debt” shall mean, at any time, the total Indebtedness of Holdings and its consolidated subsidiaries at such time, determined on a consolidated basis in accordance with GAAP, excluding (a) Melody Permitted Indebtedness, (b) Non-Recourse Indebtedness, (c) the UK Acquisition Notes, to the extent the bank guarantee in respect thereof is cash collateralized as permitted hereunder, (d) Indebtedness of the type described in clause (i) of the definition of such term and Indebtedness under Performance Bonds, in each case, except to the extent of any unreimbursed drawings thereunder, (e) Exempt Construction Loans of any D&I Subsidiary, (f) the amount of any Indebtedness supported by Approved Credit Support, (g) Indebtedness under the CBRE Loan Arbitrage Facility, (h) Excluded Subordinated Indebtedness, (i) any Purchased Loans as provided in Section 1.02 and (j) any Permitted Receivables Securitization.

“Total Domestic Revolving Credit Commitment” shall mean, at any time, the aggregate amount of the Domestic Revolving Credit Commitments, as in effect at such time. The Total Domestic Revolving Credit Commitment in effect on the Second Restatement Date is $500,000,000.

“Total Multicurrency Revolving Credit Commitment” shall mean, at any time, the aggregate amount of the Multicurrency Revolving Credit Commitments, as in effect at such time. The Total Multicurrency Revolving Credit Commitment in effect on the Second Restatement Date is $50,000,000.

“Total U.K. Revolving Credit Commitment” shall mean, at any time, the aggregate amount of the U.K. Revolving Credit Commitments, as in effect at such time. The Total U.K. Revolving Credit Commitment in effect on the Second Restatement Date is $50,000,000.

“Tranche A Borrowing” shall mean a Borrowing comprised of Tranche A Loans.

“Tranche A Lender” shall mean a Lender with an outstanding Tranche A Loan.

“Tranche A Loans” shall mean the term loans made by the Lenders to the U.S. Borrower pursuant to clause (a)(i) of Section 2.01 of the Existing Credit Agreement.

“Tranche A Maturity Date” shall mean December 20, 2011.

“Tranche A Repayment Date” shall have the meaning assigned to such term in Section 2.11(a)(i).

“Tranche A-1 Borrowing” shall mean a Borrowing comprised of Tranche A-1 Loans.

“Tranche A-1 Lender” shall mean a Lender with an outstanding Tranche A-1 Loan.

“Tranche A-1 Loan Agreement” shall have the meaning assigned to such term in the preliminary statement.

“Tranche A-1 Loans” shall mean the term loans made by the Lenders to the U.S. Borrower pursuant to the Tranche A-1 Loan Agreement.

“Tranche A-1 Maturity Date” shall mean December 20, 2013.

“Tranche A-1 Repayment Date” shall have the meaning assigned to such term in Section 2.11(a)(ii).

“Tranche B Borrowing” shall mean a Borrowing comprised of Tranche B Loans.

“Tranche B Lender” shall mean a Lender with an outstanding Tranche B Loan.

“Tranche B Maturity Date” shall mean December 20, 2013.

“Tranche B Loans” shall mean the term loans made by the Lenders to the U.S. Borrower pursuant to clause (a)(ii) of Section 2.01 of the Existing Credit Agreement.

“Tranche B Repayment Date” shall have the meaning assigned to such term in Section 2.11(a)(iii).

“Transactions” shall mean, collectively, the transactions to occur on or prior to the Second Restatement Date, including (a) the execution and delivery of this Agreement, (b) the execution and delivery of the Collateral Agreement and any other Security Documents required to be executed and delivered pursuant to Section 5.09, and (c) the payment of all fees and expenses to be paid on or prior to the Second Restatement Date and owing in connection with the foregoing.

“Type”, when used in respect of any Loan or Borrowing, shall refer to the Rate by reference to which interest on such Loan or on the Loans comprising such Borrowing is determined. For purposes hereof, the term “Rate” shall include the Adjusted LIBO Rate, the Alternate Base Rate, the Bank Bill Rate, the Canadian Prime Rate, the U.S. Base Rate, the Foreign Base Rate and the Discount Rate applicable to Bankers’ Acceptances and B/A Equivalent Loans.

“UK Acquisition Notes” shall mean the floating rate guaranteed loan notes due April 30, 2010, issued by Insignia to the vendors of Richard Ellis Group Limited pursuant to an instrument dated March 26, 2001, each of which is fully guaranteed as to principal and interest by the Royal Bank of Scotland plc (such guarantee secured by restricted cash deposits by Insignia or its Subsidiaries with the Royal Bank of Scotland plc pursuant to Memoranda of Cash Deposits).

“U.K. L/C Disbursement” shall mean a payment or disbursement made by the Issuing Bank pursuant to a U.K. Letter of Credit.

“U.K. L/C Exposure” shall mean, at any time, the sum of (a) the aggregate undrawn and unexpired amount of all outstanding U.K. Letters of Credit at such time denominated in dollars, plus the Dollar Equivalent of the aggregate undrawn and unexpired amount of all outstanding U.K. Letters of Credit at such time denominated in Alternative Currencies and (b) the aggregate principal amount of all U.K. L/C Disbursements denominated in dollars that have not yet been reimbursed at such time, plus the Dollar Equivalent of the aggregate principal amount of all U.K. L/C Disbursements denominated in Alternative Currencies that have not been reimbursed at such time. The U.K. L/C Exposure of any U.K. Revolving Credit Lender at any time shall equal its Pro Rata Percentage of the aggregate U.K. L/C Exposure at such time.

“U.K. Letter of Credit” shall mean any letter of credit issued (or deemed issued) pursuant to Section 2.23 and designated (or deemed designated) as such.

“U.K. Revolving Credit Borrowing” shall mean a Borrowing comprised of U.K. Revolving Loans.

“U.K. Revolving Credit Commitment” shall mean, with respect to each Lender, the commitment of such Lender to make U.K. Revolving Loans hereunder as set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender assumed its U.K. Revolving Credit Commitment, as applicable, as the same may be (a) reduced from time to time pursuant to Section 2.09 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04.

“U.K. Revolving Credit Exposure” shall mean, with respect to any Lender at any time, the aggregate principal amount at such time of all outstanding U.K. Revolving Loans of such Lender denominated in dollars, plus the Dollar Equivalent of the aggregate principal amount at such time of all outstanding U.K. Revolving Loans of such Lender denominated in Alternative Currencies, plus the aggregate amount at such time of such Lender’s U.K. L/C Exposure.

“U.K. Revolving Credit Lender” shall mean a Lender with a U.K. Revolving Credit Commitment or outstanding U.K. Revolving Credit Exposure.

“U.K. Revolving Loans” shall mean the revolving loans made by the Lenders to the U.S. Borrower or the U.K. Borrower pursuant to clause (iii) of Section 2.01.

“USA PATRIOT Act” shall mean the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. No. 107-56 (signed into law on October 26, 2001)).

“U.S. Base Rate” shall mean, for any day, a rate per annum equal to the greater of (a) the rate of interest per annum determined from time to time by the Administrative Agent as its base rate in effect at its principal office in Toronto, Ontario for determining interest rates on U.S. dollar-denominated commercial loans made in Canada and (b) the Federal Funds Effective Rate in effect on such day plus  1/2 of 1%.

“Voluntary Prepayment” shall mean a prepayment of principal of Term Loans pursuant to Section 2.12 in any period of four consecutive quarters ending on June 30 of any year (other than any such prepayment made with the proceeds of Indebtedness, equity issuances, casualty proceeds, condemnation proceeds or other proceeds that would not be included in Consolidated EBITDA) to the extent that such prepayment reduces the scheduled installments of principal due in respect of Term Loans as set forth in Section 2.11(a) or (b), as the case may be, in any subsequent period.

“wholly owned Subsidiary” of any person shall mean a subsidiary of such person of which securities (except for directors’ qualifying shares) or other ownership interests representing 100% of the Equity Interests are, at the time any determination is being made, owned, controlled or held by such person or one or more wholly owned Subsidiaries of such person or by such person and one or more wholly owned Subsidiaries of such person.

“Withdrawal Liability” shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

SECTION 1.02. Terms Generally. The definitions in Section 1.01 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”; and the words “asset” and “property” shall be construed as having the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. All references herein to Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. Except as otherwise expressly provided herein, (a) any reference in this Agreement to any Loan Document shall mean such document as amended, restated, supplemented or otherwise modified from time to time and (b) all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided, however, that if the U.S. Borrower notifies the Administrative Agent that the U.S. Borrower wishes to amend any covenant in Article VI or any related definition to eliminate the effect of any change in GAAP occurring after the date of this Agreement on the operation of such covenant (or if the Administrative Agent notifies the U.S. Borrower that the Required Lenders wish to amend Article VI or any related definition for such purpose), then the U.S. Borrower’s compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the U.S. Borrower and the Required Lenders. For purposes of determining the Leverage Ratio and the Interest Coverage Ratio under this Agreement (including pro forma determinations thereof), the outstanding principal of, and Consolidated Interest Expense with respect to, any Purchased Loans acquired by the Purchaser shall be excluded for the entire fiscal quarter in which such Purchased Loans were so acquired by the Purchaser and all subsequent fiscal quarters.

SECTION 1.03. Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a “Domestic Revolving Loan”) or by Type (e.g., a “Eurocurrency Loan”) or by Class and Type (e.g., a “Domestic Eurocurrency Revolving Loan”). Borrowings also may be classified and referred to by Class (e.g., a “Domestic Revolving Borrowing”) or by Type (e.g., a “Eurocurrency Borrowing”) or by Class and Type (e.g., a “Domestic Eurocurrency Revolving Borrowing”).

SECTION 1.04. Pro Forma Calculations. With respect to any period during which any Permitted Acquisition or Significant Asset Sale occurs as permitted pursuant to the terms hereof, and with respect to any proposed investment pursuant to the last sentence of Section 6.03 or Restricted Payment pursuant to Section 6.05(b), for purposes of determining compliance or Pro Forma Compliance with the covenants set forth in Sections 6.08 and 6.09 (or the Leverage Ratio for purposes of Section 6.03 or 6.05), the Interest Coverage Ratio and the Leverage Ratio shall be calculated with respect to such period, and such Permitted Acquisition or Significant Asset Sale, or with respect to the most recently completed period of four consecutive fiscal quarters for purposes of determining whether such investment or Restricted Payment may be made, on a Pro Forma Basis.

SECTION 1.05. Exchange Rate Calculations. On each Calculation Date, the Administrative Agent shall (a) determine the Exchange Rate as of such Calculation Date and (b) give notice thereof to the Borrowers and to any Lender that shall have requested a copy of such notice (it being understood that a Lender shall not have the right to independently request a determination of the Exchange Rate). The Exchange Rates so determined shall become effective on such Calculation Date and shall remain effective until the next succeeding Calculation Date, and shall for all purposes of this Agreement (other than any other provision expressly requiring the use of a current Exchange Rate) be the Exchange Rate employed in converting amounts between dollars and Alternative Currencies.

SECTION 1.06. Auctions. For the avoidance of doubt, no provision of this Agreement shall prohibit the funding of the Purchaser contemplated by Section 6.03(q) and by the Purchaser Agreement, the purchase by the Purchaser of Purchased Loans pursuant to Auctions and the transactions between Holdings and its Subsidiaries, on the one hand, and the Purchaser, on the other hand, to the extent carried out in accordance with the express provisions of this Agreement and the Purchaser Agreement.

ARTICLE II

The Credits

SECTION 2.01. Commitments. On the terms and subject to the conditions set forth herein and in reliance upon the representations and warranties set forth herein and in the other Loan Documents, each Lender agrees severally and not jointly to make (i) Domestic Revolving Loans to the U.S. Borrower, in dollars, at any time and from time to time on or after the Closing Date and prior the earlier of the Revolving Credit Maturity Date and the termination of the Domestic Revolving Credit Commitment of such Lender in accordance with the terms hereof, in an aggregate principal amount at any time outstanding that will not result in such Lender’s Domestic Revolving Credit Exposure exceeding such Lender’s Domestic Revolving Credit Commitment, (ii) Multicurrency Revolving Loans to the U.S. Borrower in dollars, the Canadian Borrower in dollars or Canadian Dollars, the Australian Borrower in Australian Dollars, or the Japanese Borrower in Japanese Yen, at any time and from time to time on or after the Closing Date and prior to the earlier of the Revolving Credit Maturity Date and the termination of the Multicurrency Revolving Credit Commitment of such Lender in accordance with the terms hereof, in a aggregate principal amount at any time outstanding that will not result in (x) such Lender’s Multicurrency Revolving Credit Exposure exceeding such Lender’s Multicurrency Revolving Credit Commitment, or (y) the Aggregate Multicurrency Revolving Credit Exposure attributable to Loans to, and Letters of Credit issued for the account of, (A) the Australian Borrower and the New Zealand Borrower exceeding the ANZ Sublimit, (B) the Canadian Borrower exceeding the Canadian Sublimit or (C) the Japanese Borrower exceeding the Japanese Sublimit, and (iii) U.K. Revolving Loans to the U.S. Borrower in dollars or the U.K. Borrower in Pounds or Euro, at any time and from time to time on or after the Closing Date and prior to the earlier of the Revolving Credit Maturity Date and the termination of the U.K. Revolving Credit Commitment of such Lender in accordance with the terms hereof, in an aggregate principal amount at any time outstanding that will not result in such Lender’s U.K. Revolving Credit Exposure exceeding such Lender’s U.K. Revolving Credit Commitment. The Borrowers and the Lenders acknowledge the making of Loans prior to the Second Restatement Date under the Existing Credit Agreement and under the Tranche A-1 Loan Agreement and agree that, to the extent outstanding on the Second Restatement Date, such Loans shall continue to be outstanding pursuant to the terms and conditions of this Agreement and the other Loan Documents. Within the limits set forth in the first sentence of this Section 2.01 and subject to the terms, conditions and limitations set forth herein, the Borrowers may borrow, pay or prepay and reborrow Revolving Loans. Amounts paid or prepaid in respect of Term Loans may not be reborrowed.

SECTION 2.02. Loans. (a) Each Loan (other than Swingline Loans) shall be made as part of a Borrowing consisting of Loans made by the Lenders ratably in accordance with their respective applicable Commitments; provided, however, that the failure of any Lender to make any Loan shall not in itself relieve any other Lender of its obligation to lend hereunder (it being understood, however, that no Lender shall be responsible for the failure of any other Lender to make any Loan required to be made by such other Lender). Except for Loans deemed made pursuant to Section 2.02(f), the Loans comprising any Borrowing shall be in an aggregate principal amount that is (i) an integral multiple of the Borrowing Multiple and not less than the Borrowing Minimum (except with respect to any Other Term Borrowing or Other Revolving Credit Borrowing, to the extent otherwise provided in the related Loan Modification Agreement) or (ii) equal to the remaining available balance of the applicable Commitments.

(b) Subject to Sections 2.08 and 2.15, each Borrowing shall be comprised entirely of Daily Rate Loans or Fixed Rate Loans as the applicable Borrower may request pursuant to Section 2.03. Each Lender may at its option make any Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the applicable Borrower to repay such Loan in accordance with the terms of this Agreement. Borrowings of more than one Type may be outstanding at the same time; provided, however, that the Borrowers shall not be entitled to request any Borrowing that, if made, would result in (i) more than (x) ten Fixed Rate Borrowings of Domestic Revolving Loans, (y) ten Fixed Rate Borrowings of Tranche A Loans or (z) ten Fixed Rate Borrowings of Tranche B Loans being outstanding hereunder at any time or (ii) more than five Fixed Rate Borrowings of any other Class being outstanding hereunder at any time. For purposes of the foregoing, Borrowings having different Interest Periods or Contract Periods, regardless of whether they commence on the same date, shall be considered separate Borrowings.

(c) Except with respect to Loans deemed made pursuant to Section 2.02(f), each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds to such account as the Administrative Agent may designate not later than 4:00 p.m., Local Time, and the Administrative Agent shall promptly credit the amounts so received to an account in the name of the applicable Borrower, designated by such Borrower in the applicable Borrowing Request, or, if a Borrowing shall not occur on such date because any condition precedent herein specified shall not have been met, return the amounts so received to the respective Lenders.

(d) Unless the Administrative Agent shall have received notice from a Lender prior to the date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s portion of such Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the date of such Borrowing in accordance with paragraph (c) above and the Administrative Agent may, in reliance upon such assumption, make available to the applicable Borrower on such date a corresponding amount. If the Administrative Agent shall have so made funds available then, to the extent that such Lender shall not have made such portion available to the Administrative Agent, such Lender and the applicable Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to such Borrower until the date such amount is repaid to the Administrative Agent at (i) in the case of such Borrower, the interest rate applicable at the time to the Loans comprising such Borrowing and (ii) in the case of such Lender for the first three days, a rate determined by the Administrative Agent to represent its cost of overnight or short-term funds for the applicable currency and for each day thereafter, the higher of such rate and the applicable Daily Rate (which determination shall be conclusive absent manifest error). If such Lender shall repay to the Administrative Agent such corresponding amount, such amount shall constitute such Lender’s Loan as part of such Borrowing for purposes of this Agreement.

(e) Notwithstanding any other provision of this Agreement, no Borrower shall be entitled to request any Revolving Credit Borrowing if the Interest Period or Contract Period, as the case may be, requested with respect thereto would end after the Revolving Credit Maturity Date.

(f) If the Issuing Bank shall not have received from the applicable Borrower the payment required to be made by Section 2.23(e) within the time specified in such Section, the Issuing Bank will promptly notify the Administrative Agent of the L/C Disbursement and the Administrative Agent will promptly notify each applicable Revolving Credit Lender of such L/C

Disbursement and its Pro Rata Percentage thereof. Each Domestic Revolving Credit Lender (in respect of a Domestic L/C Disbursement), Multicurrency Revolving Credit Lender (in the case of a Multicurrency L/C Disbursement) and U.K. Revolving Credit Lender (in respect of a U.K. L/C Disbursement) shall pay by wire transfer of immediately available funds to the Administrative Agent not later than 2:00 p.m., Local Time, on such date (or, if such Revolving Credit Lender shall have received such notice later than 12:00 (noon), Local Time, on any day, not later than 10:00 a.m., Local Time, on the immediately following Business Day), an amount equal to such Revolving Credit Lender’s Pro Rata Percentage of such L/C Disbursement (it being understood that such amount shall be deemed to constitute an ABR Revolving Loan (if denominated in dollars or Canadian Dollars) or a Fixed Rate Loan with a one-month Interest Period or Contract Period, as the case may be (if denominated in any other Alternative Currency), of such Revolving Credit Lender and such payment shall be deemed to have reduced the applicable L/C Exposure), and the Administrative Agent will promptly pay to the Issuing Bank amounts so received by it from such Revolving Credit Lenders. The Administrative Agent will promptly pay to the Issuing Bank any amounts received by it from a Borrower pursuant to Section 2.23(e) prior to the time that any Revolving Credit Lender makes any payment pursuant to this paragraph (f); any such amounts received by the Administrative Agent thereafter will be promptly remitted by the Administrative Agent to the Revolving Credit Lenders that shall have made such payments and to the Issuing Bank, as their interests may appear. If any Revolving Credit Lender shall not have made its applicable Pro Rata Percentage of such L/C Disbursement available to the Administrative Agent as provided above, such Revolving Credit Lender and the applicable Borrower severally agree to pay interest on such amount, for each day from and including the date such amount is required to be paid in accordance with this paragraph to but excluding the date such amount is paid, to the Administrative Agent for the account of the Issuing Bank at (i) in the case of such Borrower, a rate per annum equal to the interest rate applicable to Revolving Loans pursuant to Section 2.06(a), and (ii) in the case of such Revolving Credit Lender, for the first such day, a rate determined by the Issuing Bank to represent its cost of overnight or short-term funds for the applicable currency, and for each day thereafter, the higher of such rate and the Alternate Base Rate or the Foreign Base Rate, as the case may be.

SECTION 2.03. Borrowing Procedure. In order to request a Borrowing (other than a Swingline Loan or a deemed Borrowing pursuant to Section 2.02(f), as to which this Section 2.03 shall not apply), the applicable Borrower shall hand deliver or fax to the Administrative Agent a duly completed Borrowing Request (a) in the case of a Fixed Rate Borrowing, not later than 1:00 p.m., Local Time, three Business Days before a proposed Borrowing, and (b) in the case of a Daily Rate Borrowing, not later than 12:00 noon, Local Time, on the Business Day of a proposed Borrowing. Each Borrowing Request shall be irrevocable, shall be signed by or on behalf of the applicable Borrower and shall specify the following information: (i) the currency and Class of such Borrowing and whether such Borrowing is to be a Fixed Rate Borrowing or a Daily Rate Borrowing; (ii) the date of such Borrowing (which shall be a Business Day); (iii) the number and location of the account to which funds are to be disbursed (which shall be an account that complies with the requirements of Section 2.02(c)); (iv) the amount of such Borrowing; and (v) if such Borrowing is to be a Fixed Rate Borrowing, the Interest Period or Contract Period with respect thereto; provided, however, that, notwithstanding any contrary specification in any Borrowing Request, each requested Borrowing shall comply with the requirements set forth in Section 2.02. If no election as to the Type of Borrowing is specified in any such notice, then the requested Borrowing shall be a Daily Rate Borrowing if denominated in dollars or Canadian Dollars, and a Fixed Rate Borrowing with a one-month Interest Period or Contract Period otherwise. If no election as to the Class of any Revolving Credit Borrowing by the U.S. Borrower is received, then, to the extent of the available Domestic Revolving Credit

Commitments, such Borrowing shall be a Domestic Revolving Credit Borrowing. If no Interest Period or Contract Period with respect to any Fixed Rate Borrowing is specified in any such notice, then the applicable Borrower shall be deemed to have selected an Interest Period or Contract Period of one month’s duration. The Administrative Agent shall promptly advise the applicable Lenders of any notice given pursuant to this Section 2.03 (and the contents thereof), and of each Lender’s portion of the requested Borrowing.

SECTION 2.04. Evidence of Debt; Repayment of Loans. (a) The U.S. Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender the principal amount of each Term Loan of such Lender as provided in Section 2.11. Each Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender on the Revolving Credit Maturity Date the then unpaid principal amount of each Revolving Loan of such Lender made to such Borrower. The U.S. Borrower hereby promises to pay to the Domestic Swingline Lender the then unpaid principal amount of each Domestic Swingline Loan on the Revolving Credit Maturity Date. The New Zealand Borrower hereby promises to pay to the N.Z. Swingline Lender the then unpaid principal amount of each N.Z. Swingline Loan on the Revolving Credit Maturity Date.

(b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of each Borrower to such Lender resulting from each Loan made by such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

(c) The Administrative Agent shall maintain accounts in which it will record (i) the amount of each Loan made hereunder, the Class and Type thereof and the Interest Period or Contract Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from each Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder from any Borrower or any Guarantor and each Lender’s share thereof.

(d) The entries made in the accounts maintained pursuant to paragraphs (b) and (c) above shall be prima facie evidence of the existence and amounts of the obligations therein recorded; provided, however, that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligations of any Borrower to repay the Loans in accordance with their terms.

(e) Any Lender may request that Loans made by it hereunder be evidenced by a promissory note. In such event, each applicable Borrower shall execute and deliver to such Lender a promissory note payable to such Lender and its registered assigns and in a form and substance reasonably acceptable to the Administrative Agent and such Borrower. Notwithstanding any other provision of this Agreement, in the event any Lender shall request and receive such a promissory note, the interests represented by such note shall at all times (including after any assignment of all or part of such interests pursuant to Section 9.04) be represented by one or more promissory notes payable to the payee named therein or its registered assigns.

SECTION 2.05. Fees. (a) The U.S. Borrower agrees to pay to each Domestic Revolving Credit Lender, through the Administrative Agent, on the last Business Day of March, June, September and December in each year and on each date on which the Domestic Revolving Credit Commitment of such Lender shall expire or be terminated as provided herein, a facility fee equal to the Applicable Percentage per annum in effect from time to time on the daily amount

(whether used or unused) of the Domestic Revolving Credit Commitment of such Lender during the preceding quarter (or other period commencing on the Closing Date or ending with the Revolving Credit Maturity Date or the date on which the Domestic Revolving Credit Commitment of such Lender shall expire or be terminated). The U.S. Borrower and the U.K. Borrower jointly and severally agree to pay to each U.K. Lender, through the Administrative Agent, on the last Business Day of March, June, September and December in each year and on each date on which the U.K. Revolving Credit Commitment of such Lender shall expire or be terminated as provided herein, a facility fee equal to the Applicable Percentage per annum in effect from time to time on the daily amount (whether used or unused) of the U.K. Revolving Credit Commitment of such Lender during the preceding quarter (or other period commencing on the Closing Date or ending with the Revolving Credit Maturity Date or the date on which the U.K. Revolving Credit Commitment of such Lender shall expire or be terminated). The U.S. Borrower, the Canadian Borrower, the Japanese Borrower, the Australian Borrower and the New Zealand Borrower jointly and severally agree to pay to each Multicurrency Revolving Credit Lender, through the Administrative Agent, on the last Business Day of March, June, September and December in each year and on each date on which the Multicurrency Revolving Credit Commitment of such Lender shall expire or be terminated as provided herein, a facility fee (together with the facility fees provided for in the preceding two sentences, the “Facility Fees”) equal to the Applicable Percentage per annum in effect from time to time on the daily amount (whether used or unused) of the Multicurrency Revolving Credit Commitment of such Lender during the preceding quarter (or other period commencing on the Closing Date or ending with the Revolving Credit Maturity Date or the date on which the Multicurrency Revolving Credit Commitment of such Lender shall expire or be terminated). Notwithstanding the foregoing, if any Revolving Credit Exposure remains outstanding following any expiration or termination of the Revolving Credit Commitments as contemplated by the three preceding sentences, the Facility Fees shall continue to accrue on such Revolving Credit Exposure for so long as such Revolving Credit Exposure remains outstanding and shall be payable on demand. All Facility Fees shall be computed on the basis of the actual number of days elapsed in a year of 360 days. The Facility Fee due to each Lender shall commence to accrue on and including the Closing Date and shall cease to accrue on the date on which the applicable Revolving Credit Commitment of such Lender shall expire or be terminated as provided herein and there is not any remaining Revolving Credit Exposure.

(b) The Borrowers agree to pay to the Administrative Agent, for its own account, the administrative fees at the times and in the amounts agreed to by the U.S. Borrower and the Administrative Agent from time to time (the “Administrative Agent Fees”).

(c) Each Borrower agrees to pay to each Domestic Revolving Credit Lender (in the case of Domestic L/C Exposure), each U.K. Revolving Credit Lender (in the case of U.K. L/C Exposure) and each Multicurrency Revolving Credit Lender (in the case of Multicurrency L/C Exposure), through the Administrative Agent, on the last Business Day of March, June, September and December of each year and on the date on which the applicable Revolving Credit Commitment of such Lender shall be terminated as provided herein, a fee calculated on such Lender’s Pro Rata Percentage of the daily aggregate L/C Exposure in respect of such Borrower (excluding the portion thereof attributable to unreimbursed L/C Disbursements) during the preceding quarter (or shorter period commencing on the Closing Date or ending with the Revolving Credit Maturity Date or the date on which all Letters of Credit of the applicable Class have been canceled or have expired and the applicable Revolving Credit Commitments of all Lenders shall have been terminated) at a rate per annum equal to the Applicable Percentage from time to time used to determine the interest rate on Revolving Credit Borrowings comprised of Fixed Rate Loans pursuant to Section 2.06.

(d) Each Borrower agrees to pay to the Issuing Bank with respect to each Letter of Credit the standard fronting, issuance and drawing fees as agreed by the Issuing Bank and such Borrower (the “Issuing Bank Fees”).

(e) The U.S. Borrower agrees to pay on the Second Restatement Date to each Lender that executes and delivers a copy of this Agreement to the Administrative Agent (or its counsel) at or prior to 5:00 pm New York City time, on March 23, 2009, through the Administrative Agent, an amendment fee (the “Amendment Fees”) in an amount equal to 0.50% of the sum of the aggregate principal amount outstanding of such Lender’s Term Loans and Revolving Credit Commitments (whether used or unused) as of such date (prior to giving effect to the Second Restatement Date Prepayment); provided that the U.S. Borrower shall have no liability for any such Amendment Fees if this Agreement does not become effective in accordance with Section 4.02.

(f) All Fees shall be paid on the dates due, in immediately available funds, to the Administrative Agent for distribution, if and as appropriate, among the Lenders, except that the Issuing Bank Fees shall be paid directly to the Issuing Bank. All L/C Participation Fees and Issuing Bank Fees shall be computed on the basis of the actual number of days elapsed in a year of 360 days. Once paid, none of the Fees shall be refundable under any circumstances.

SECTION 2.06. Interest on Loans. (a) Subject to the provisions of Section 2.07, the Loans comprising each ABR Borrowing, including each Domestic Swingline Loan, shall bear interest (computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be, when the Alternate Base Rate is determined by reference to the Prime Rate and over a year of 360 days at all other times) at a rate per annum equal to the Alternate Base Rate plus the Applicable Percentage in effect from time to time.

(b) Subject to the provisions of Section 2.07, the Loans comprising each Eurocurrency Borrowing shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days or, in the case of a Eurocurrency Loan denominated in Pounds, 365 days) at a rate per annum equal to the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Percentage in effect from time to time.

(c) Subject to the provisions of Section 2.07, the Loans comprising each Canadian Prime Rate Borrowing shall bear interest (computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be) at a rate per annum equal to the Canadian Prime Rate plus the Applicable Percentage in effect from time to time.

(d) Subject to the provisions of Section 2.07, the Loans comprising each B/A Borrowing shall be subject to an Acceptance Fee, payable by the Canadian Borrower on the date of acceptance of the relevant B/A and calculated as set forth in the definition of the term “Acceptance Fee” in Section 1.01.

(e) Subject to the provisions of Section 2.07, the Loans comprising each Bank Bill Rate Borrowing, including each N.Z. Swingline Loan, shall bear interest (computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be), at a rate per annum equal to the Bank Bill Rate plus the Applicable Percentage in effect from time to time.

(f) Subject to the provisions of Section 2.07, the Loans comprising each Foreign Base Rate Borrowing shall bear interest (computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be) at a rate per annum equal to the sum of the Foreign Base Rate and the Applicable Percentage in effect from time to time.

(g) Interest on each Loan (other than pursuant to B/A Borrowings) shall be payable on the Interest Payment Dates applicable to such Loan except as otherwise provided in this Agreement. The applicable Alternate Base Rate, Adjusted LIBO Rate, Discount Rate or Bank Bill Rate, as the case may be, shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

(h) For the purposes of the Interest Act (Canada) and disclosure thereunder, whenever any interest or fee to be paid hereunder or in connection herewith is to be calculated on the basis of any period of time that is less than a calendar year, the yearly rate of interest to which the rate used in such calculation is equivalent is the rate so used multiplied by the actual number of days in the calendar year in which the same is to be ascertained and divided by 360, 365 or 366, as applicable. The rates of interest under this Agreement are nominal rates, and not effective rates or yields. The principal of deemed reinvestment of interest does not apply to any interest calculation under this Agreement.

SECTION 2.07. Default Interest. If any Borrower shall default in the payment of the principal of or interest on any Loan or any other amount becoming due hereunder, by acceleration or otherwise, or under any other Loan Document, such Borrower shall on demand from time to time pay interest, to the extent permitted by law, on such defaulted amount to but excluding the date of actual payment (after as well as before judgment) (a) in the case of overdue principal, at the rate otherwise applicable to such Loan pursuant to Section 2.06 plus 2.00% per annum and (b) in all other cases, at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be, when determined by reference to the Prime Rate and over a year of 360 days at all other times) equal to the rate that would be applicable to a Daily Rate Revolving Loan in the applicable currency plus 2.00%.

SECTION 2.08. Alternate Rate of Interest. In the event, and on each occasion, that on the day two Business Days prior to the commencement of any Interest Period for a Eurocurrency Borrowing the Administrative Agent shall have determined that deposits in the applicable currency in the principal amounts of the Loans comprising such Borrowing are not generally available in the applicable interbank market, or that the rates at which such deposits are being offered will not adequately and fairly reflect the cost to a majority in interest of the applicable Lenders of making or maintaining their Eurocurrency Loans during such Interest Period, or that reasonable means do not exist for ascertaining the Adjusted LIBO Rate, the Administrative Agent shall, as soon as practicable thereafter, give written or fax notice of such determination to the applicable Borrowers and the applicable Lenders. In the event of any such determination, until the Administrative Agent shall have advised the applicable Borrowers and the applicable Lenders that the circumstances giving rise to such notice no longer exist, any request by a Borrower for a Eurocurrency Borrowing in the affected currency pursuant to Section 2.03 or 2.10 shall be deemed to be a request for a Daily Rate Borrowing in such currency. Each determination by the Administrative Agent under this Section 2.08 shall be conclusive absent manifest error.

SECTION 2.09. Termination and Reduction of Commitments. (a) The Revolving Credit Commitments and the Swingline Commitments shall automatically terminate on the Revolving Credit Maturity Date. The L/C Commitment shall automatically terminate on the earlier to occur of (i) the termination of the Revolving Credit Commitments and (ii) the date 30 days prior to the Revolving Credit Maturity Date.

(b) Upon at least three Business Days’ prior irrevocable written or fax notice (or telephone notice promptly confirmed by a written notice) to the Administrative Agent, a Borrower may, without premium or penalty, at any time in whole permanently terminate, or from time to time in part permanently reduce, the Revolving Credit Commitments of any Class; provided, however, that (i) each partial reduction of the Revolving Credit Commitments of any Class shall be in an integral multiple of $1,000,000 and in a minimum amount of $5,000,000, (ii) the Total Domestic Revolving Credit Commitment shall not be reduced to an amount that is less than the Aggregate Domestic Revolving Credit Exposure at the time, (iii) the Total U.K. Revolving Credit Commitment shall not be reduced to an amount that is less than the Aggregate U.K. Revolving Credit Exposure at the time and (iv) the Total Multicurrency Revolving Credit Commitment shall not be reduced to an amount that is less than the Aggregate Multicurrency Revolving Credit Exposure at the time.

(c) Each reduction in the Revolving Credit Commitments of any Class hereunder shall be made ratably among the Lenders in accordance with their respective applicable Commitments. The applicable Borrowers shall pay to the Administrative Agent for the account of the applicable Lenders, on the date of each termination or reduction, the Facility Fees on the amount of the Commitments so terminated or reduced accrued to but excluding the date of such termination or reduction.

(d) Reductions and terminations of any Other Revolving Credit Commitments shall be as provided for in the applicable Loan Modification Agreement.

SECTION 2.10. Conversion and Continuation of Borrowings. Each Borrower shall have the right at any time upon prior irrevocable notice to the Administrative Agent (a) not later than 1:00 p.m., Local Time, two Business Days prior to conversion, to convert any Eurocurrency Borrowing denominated in dollars into an ABR Borrowing or to convert any B/A Borrowing into a Canadian Prime Rate Borrowing, (b) not later than 1:00 p.m., Local Time, three Business Days prior to conversion or continuation, to convert any ABR Borrowing into a Eurocurrency Borrowing denominated in dollars, to convert any Canadian Prime Rate Borrowing into a B/A Borrowing or to continue any Eurocurrency Borrowing as a Eurocurrency Borrowing for an additional Interest Period, (c) not later than 1:00 p.m., Local Time, three Business Days prior to conversion, to convert the Interest Period with respect to any Eurocurrency Borrowing to another permissible Interest Period, subject in each case to the following:

(i) each conversion or continuation shall be made pro rata among the Lenders in accordance with the respective principal amounts of the Loans comprising the converted or continued Borrowing;

(ii) if less than all the outstanding principal amount of any Borrowing shall be converted or continued, then each resulting Borrowing shall satisfy the limitations specified in Sections 2.02(a) and 2.02(b) regarding the principal amount and maximum number of Borrowings of the relevant Type;

(iii) each conversion shall be effected by each Lender and the Administrative Agent by recording for the account of such Lender the new Loan of such Lender resulting from such conversion and reducing the Loan (or portion thereof) of such Lender being converted by an equivalent principal amount; accrued interest on any Eurocurrency Loan (or portion thereof) being converted shall be paid by the applicable Borrower at the time of conversion;

(iv) if any Eurocurrency Borrowing is converted at a time other than the end of the Interest Period applicable thereto, the applicable Borrower shall pay, upon demand, any amounts due to the Lenders pursuant to Section 2.16;

(v) any portion of a Borrowing maturing or required to be repaid in less than one month may not be converted into or continued as a Eurocurrency Borrowing or a B/A Borrowing;

(vi) any portion of a Eurocurrency Borrowing or a B/A Borrowing that cannot be converted into or continued as a Eurocurrency Borrowing or a B/A Borrowing by reason of the immediately preceding clause shall be automatically converted at the end of the Interest Period in effect for such Borrowing into an ABR Borrowing or a Canadian Prime Rate borrowing, as the case may be;

(vii) no Interest Period may be selected for any Eurocurrency Term Borrowing that would end later than a Repayment Date occurring on or after the first day of such Interest Period if, after giving effect to such selection, the aggregate outstanding amount of (A) the Eurocurrency Term Borrowings comprised of Tranche A Loans, Tranche A-1 Loans, Tranche B Loans or Other Term Loans, as applicable, with Interest Periods ending on or prior to such Repayment Date and (B) the ABR Term Borrowings comprised of Tranche A Loans, Tranche A-1 Loans, Tranche B Loans or Other Term Loans, as applicable, would not be at least equal to the principal amount of Term Borrowings to be paid on such Repayment Date;

(viii) no B/A Borrowing may be converted or continued other than at the end of the Contract Period applicable thereto; and

(ix) upon notice to the applicable Borrower from the Administrative Agent given at the request of the Required Lenders, after the occurrence and during the continuance of a Default or Event of Default, no outstanding Loan may be converted into, or continued as, a Eurocurrency Loan or a B/A Loan and any outstanding Eurocurrency Borrowing or B/A Borrowing shall, at the end of the Interest Period or Contract Period applicable thereto (unless repaid pursuant to the terms hereof), automatically be converted to an ABR Borrowing or a Canadian Prime Rate Borrowing, as the case may be.

Each notice pursuant to this Section 2.10 shall be irrevocable and shall refer to this Agreement and specify (i) the identity, amount and Class of the Borrowing that the applicable Borrower requests be converted or continued, (ii) whether such Borrowing is to be converted to or continued as a Eurocurrency Borrowing, an ABR Borrowing, a B/A Borrowing or a Canadian Prime Rate Borrowing, (iii) if such notice requests a conversion, the date of such conversion (which shall be a Business Day) and (iv) if such Borrowing is to be converted to or continued as a Eurocurrency Borrowing or a B/A Borrowing, the Interest Period or Contract Period with respect thereto. If no Interest Period or Contract Period is specified in any such notice with respect to any conversion to or continuation as a Eurocurrency Borrowing or a B/A Borrowing, the applicable Borrower shall be deemed to have selected an Interest Period or Contract Period of one month’s duration. The Administrative Agent shall advise the applicable Lenders of any notice given pursuant to this Section 2.10 and of each Lender’s portion of any converted or continued Borrowing. If a Borrower shall not have given notice in accordance with this Section 2.10 to continue any Borrowing into a subsequent Interest Period or Contract Period (and shall not otherwise have given notice in accordance with this Section 2.10 to convert such Borrowing), such Borrowing shall, at the end of the Interest Period or Contract Period applicable thereto (unless repaid pursuant to the terms hereof), automatically be converted to an ABR Borrowing or a Canadian Prime Rate Borrowing, as applicable.

SECTION 2.11. Repayment of Term Borrowings. (a) (i) The U.S. Borrower shall pay to the Administrative Agent, for the account of the Tranche A Lenders, on the dates set forth below, or if any such date is not a Business Day, on the next preceding Business Day (each such date being a “Tranche A Repayment Date”), a principal amount of the Tranche A Loans (as adjusted from time to time pursuant to Sections 2.11(d), 2.12 and 2.13(f)) equal to the amount set forth below for such date, together in each case with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment (it being understood that the amounts set forth below have been adjusted to reflect all prepayments of the Tranche A Loans made prior to the Second Restatement Date, but have not been adjusted to reflect the Second Restatement Date Prepayment):

Date	Amount
March 31, 2009	$48,600,000
June 30, 2009	$48,650,000
September 30, 2009	$48,650,000
December 31, 2009	$48,650,000
March 31, 2010	$72,975,000
June 30, 2010	$72,975,000
September 30, 2010	$72,975,000
December 31, 2010	$72,975,000
March 31, 2011	$85,137,500
June 30, 2011	$85,137,500
September 30, 2011	$85,137,500
Tranche A Maturity Date	$85,137,500

(ii) The U.S. Borrower shall pay to the Administrative Agent, for the account of the Tranche A-1 Lenders, on the dates set forth below, or if any such date is not a Business Day, on the next preceding Business Day (each such date being a “Tranche A-1 Repayment Date”), a principal amount of the Tranche A-1 Loans (as adjusted from time to time pursuant to Sections 2.11(d), 2.12 and 2.13(f)) equal to the amount set forth below for such date, together in each case with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment (it being understood that the amounts set forth below have been adjusted to reflect all prepayments of the Tranche A-1 Loans made prior to the Second Restatement Date, but have not been adjusted to reflect the Second Restatement Date Prepayment):

Date	Amount
March 31, 2009	$750,000
June 30, 2009	$750,000
September 30, 2009	$750,000
December 31, 2009	$750,000
March 31, 2010	$750,000
June 30, 2010	$750,000
September 30, 2010	$750,000
December 31, 2010	$750,000
March 31, 2011	$750,000
June 30, 2011	$750,000
September 30, 2011	$750,000
December 31, 2011	$750,000
March 31, 2012	$750,000
June 30, 2012	$750,000
September 30, 2012	$750,000
December 31, 2012	$750,000
March 31, 2013	$750,000
June 30, 2013	$750,000
September 30, 2013	$750,000
Tranche A-1 Maturity Date	$283,500,000

(iii) The U.S. Borrower shall pay to the Administrative Agent, for the account of the Tranche B Lenders, on the dates set forth below, or if any such date is not a Business Day, on the next preceding Business Day (each such date being a “Tranche B Repayment Date”), a principal amount of the Tranche B Loans (as adjusted from time to time pursuant to Sections 2.11(d), 2.12 and 2.13(f)) equal to the amount set forth below for such date, together in each case with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment (it being understood that the amounts set forth below have been adjusted to reflect all prepayments of the Tranche B Loans made prior to the Second Restatement Date):

Date	Amount
March 31, 2007	$2,750,000
June 30, 2007	$2,750,000
September 30, 2007	$2,750,000
December 31, 2007	$2,750,000
March 31, 2008	$2,750,000
June 30, 2008	$2,750,000
September 30, 2008	$2,750,000
December 31, 2008	$2,750,000
March 31, 2009	$2,750,000
June 30, 2009	$2,750,000
September 30, 2009	$2,750,000
December 31, 2009	$2,750,000
March 31, 2010	$2,750,000
June 30, 2010	$2,750,000
September 30, 2010	$2,750,000
December 31, 2010	$2,750,000
March 31, 2011	$2,750,000
June 30, 2011	$2,750,000
September 30, 2011	$2,750,000

Date	Amount
December 31, 2011	$2,750,000
March 31, 2012	$2,750,000
June 30, 2012	$2,750,000
September 30, 2012	$2,750,000
December 31, 2012	$2,750,000
March 31, 2013	$2,750,000
June 30, 2013	$2,750,000
September 30, 2013	$2,750,000
Tranche B Maturity Date	$896,750,000

(iv) The U.S. Borrower shall pay to the Administrative Agent, for the account of the applicable Accepting Lenders, on each Other Term Loan Repayment Date, a principal amount of the Other Term Loans equal to the amount set forth for such date in the applicable Loan Modification Agreement (as adjusted from time to time to give effect to prepayments as provided for in the applicable Loan Modification Agreement), together in each case with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment.

(b) To the extent not previously paid, all Tranche A Loans, Tranche A-1 Loans, Tranche B Loans and Other Term Loans shall be due and payable on the Tranche A Maturity Date, the Tranche A-1 Maturity Date, the Tranche B Maturity Date and the applicable Other Term Loan Maturity Date, respectively, together with accrued and unpaid interest on the principal amount to be paid to but excluding the date of payment.

(c) All repayments pursuant to this Section 2.11 shall be subject to Section 2.16, but shall otherwise be without premium or penalty.

(d) Following any conversion or exchange of any Affected Class of Term Loans pursuant to Section 9.20, the amortization schedule set forth above for such Affected Class will be deemed modified by eliminating pro rata from each of the remaining scheduled amortization payments for such Class an aggregate amount equal to the principal amount of Term Loans of Accepting Lenders of such Affected Class that accepted the related Loan Modification Offer.

SECTION 2.12. Prepayment. (a) Each Borrower shall have the right at any time and from time to time to prepay any Borrowing (other than Bankers’ Acceptances or B/A Equivalent Loans, which may, however, be defeased as provided below), in whole or in part, upon at least three Business Days’ prior written or fax notice (or telephone notice promptly confirmed by written or fax notice) in the case of Fixed Rate Loans, or written or fax notice (or telephone notice promptly confirmed by written or fax notice) on the Business Day of prepayment in the case of Daily Rate Loans, to the Administrative Agent before 1:00 p.m., Local Time; provided, however, that each partial prepayment shall be in an amount that is an integral multiple of the Borrowing Multiple and not less than the Borrowing Minimum; and provided further that the Canadian Borrower may defease any B/A or B/A Equivalent Loan by depositing with the Administrative Agent an amount that, together with interest accruing on such amount to the end of the Contract Period for such B/A or B/A Equivalent Loan at such rate as the Administrative Agent shall specify upon receipt of such amount, is sufficient to pay such maturing B/A or B/A Equivalent Loan when due.

(b) Optional prepayments of Term Loans and mandatory prepayments of Term Loans under Section 2.13(e) shall be applied as directed by the U.S. Borrower.

(c) Each notice of prepayment shall specify the prepayment date and the principal amount of each Borrowing (or portion thereof) to be prepaid, shall be irrevocable and shall commit the applicable Borrower to prepay such Borrowing by the amount stated therein on the date stated therein. All prepayments under this Section 2.12 shall be subject to Section 2.16 but otherwise without premium or penalty. All prepayments under this Section 2.12 shall be accompanied by accrued and unpaid interest on the principal amount to be prepaid to but excluding the date of payment.

SECTION 2.13. Mandatory Prepayments. (a) In the event of any termination of all the Revolving Credit Commitments of a Class, the applicable Borrowers shall, on the date of such termination, repay or prepay all their respective outstanding Revolving Credit Borrowings (and Domestic Swingline Borrowings or N.Z. Swingline Borrowings (in the case of a termination of the Domestic Revolving Credit Commitments or the Multicurrency Revolving Credit Commitments, respectively) of such Class, and replace all outstanding Letters of Credit of the applicable Class and/or deposit an amount equal to the L/C Exposure of the applicable Class in cash in a cash collateral account established with the Collateral Agent for the benefit of the Secured Parties. If as a result of any partial reduction of the Revolving Credit Commitments of a Class, the Aggregate Domestic Revolving Credit Exposure, Aggregate Multicurrency Revolving Credit Exposure or Aggregate U.K. Revolving Credit Exposure would exceed the Total Domestic Revolving Credit Commitment, Total Multicurrency Revolving Credit Commitment or Total U.K. Revolving Credit Commitment, respectively, after giving effect thereto, then the applicable Borrowers shall, on the date of such reduction, repay or prepay Revolving Credit Borrowings (and/or Swingline Loans (in the case of the Domestic Revolving Credit Commitments or the Multicurrency Revolving Commitments)) and/or cash collateralize Letters of Credit of the applicable Class in an amount sufficient to eliminate such excess.

(b) If as a result of fluctuations in exchange rates, on any Calculation Date, (i) the Aggregate Multicurrency Revolving Credit Exposure would exceed 105% of the Total Multicurrency Revolving Credit Commitment, (ii) the Aggregate U.K. Revolving Credit Exposure would exceed 105% of the Total U.K. Revolving Credit Commitment, (iii) the portion of the Multicurrency Revolving Credit Exposure represented by Loans to or Letters of Credit issued for the account of the Canadian Borrower would exceed 105% of the Canadian Sublimit, (iv) the portion of the Multicurrency Revolving Credit Exposure represented by Loans to or Letters of Credit issued for the account of the Japanese Borrower would exceed 105% of the Japanese Sublimit or (v) the portion of the Multicurrency Revolving Credit Exposure represented by Loans to or Letters of Credit issued for the account of the Australian Borrower and the New Zealand Borrower would exceed 105% of the ANZ Sublimit, then, in each case, the applicable

Borrowers shall, within three Business Days of such Calculation Date, prepay Revolving Loans (or N.Z. Swingline Loans, in the case of the Multicurrency Revolving Credit Commitments) and/or cash collateralize Letters of Credit such that the applicable exposure does not exceed the applicable commitment or sublimit set forth above without giving effect to the words “105% of”.

(c) Not later than the fifth Business Day following the completion of any Asset Sale, the U.S. Borrower shall apply 100% of the Net Cash Proceeds received with respect thereto to prepay outstanding Term Loans in accordance with Section 2.13(f).

(d) No later than the earlier of (i) 45 days after June 30 of each year (commencing with June 30, 2009), and (ii) the date on which Holdings delivers its financial statements with respect to the period of four consecutive quarters then ended pursuant to Section 5.04(b) (each such date, an “ECF Prepayment Date”), the U.S. Borrower shall prepay outstanding Term Loans in accordance with Section 2.13(f) in an aggregate principal amount (the “ECF Prepayment Amount”) equal to (A) if the Leverage Ratio at the end of such period shall have been greater than or equal to 3.00 to 1.00, 100% of Excess Cash Flow for such period, (B) if the Leverage Ratio at the end of such period shall have been greater than or equal to 2.50 to 1.00 but less than 3.00 to 1.00, 75% of Excess Cash Flow for such period, and (C) if the Leverage Ratio at the end of such period shall have been greater than or equal to 2.00 to 1.00 but less than 2.50 to 1.00, 50% of Excess Cash Flow for such period; provided that no such prepayment shall be required pursuant to this paragraph (d) in respect of any period if the Leverage Ratio at the end of such period shall have been less than 2.0 to 1.0; provided further that any Voluntary Prepayments made during such period shall be deducted from any amounts payable by the U.S. Borrower pursuant to this paragraph (d). Notwithstanding the foregoing, if the ECF Prepayment Amount for any ECF Prepayment Date as calculated above shall be less than the principal amount of Term Loans that would have been required to have been prepaid on such ECF Prepayment Date pursuant to the Existing Credit Agreement (without giving effect to the amendments thereto effected by this Agreement other than the inclusion of clauses (a)(ii) and (b)(x) of the definition of the term “Excess Cash Flow” and the defined terms related thereto) (the “Original ECF Prepayment Amount”), then the ECF Prepayment Amount for such ECF Prepayment Date shall be the Original ECF Prepayment Amount therefor.

(e) In the event that Holdings or any Subsidiary shall receive Net Cash Proceeds from the incurrence of any Specified Subordinated Indebtedness, the U.S. Borrower shall, substantially simultaneously with (and in any event not later than the fifth Business Day next following) the receipt of such Net Cash Proceeds by Holdings or such Subsidiary, apply an amount equal to 65% of such Net Cash Proceeds to prepay outstanding Term Loans as directed by the U.S. Borrower.

(f) Mandatory prepayments of outstanding Term Loans under this Agreement (other than under Section 2.13(e)) shall be allocated pro rata among the then outstanding Tranche A Loans, Tranche A-1 Loans, Tranche B Loans and Other Term Loans, and, subject to paragraph (h) below, applied (i) against the scheduled installments of principal due during the succeeding two years in respect of Tranche A Loans, Tranche A-1 Loans, Tranche B Loans and Other Term Loans under Sections 2.11(a)(i), (ii), (iii) and (iv), respectively, in direct order of maturity, and (ii) thereafter, pro rata against the remaining scheduled installments of principal due in respect of Tranche A Loans, Tranche A-1 Loans, Tranche B Loans and Other Term Loans under Sections 2.11(a)(i), (ii), (iii) and (iv), respectively.

(g) The U.S. Borrower shall deliver to the Administrative Agent, (i) at the time of each prepayment required under this Section 2.13, a certificate signed by a Financial Officer of the

U.S. Borrower setting forth in reasonable detail the calculation of the amount of such prepayment and (ii) to the extent practicable, at least three days’ prior written notice of such prepayment. Each notice of prepayment shall specify the prepayment date, the Class of each Loan being prepaid and the principal amount of each Loan (or portion thereof) to be prepaid. All prepayments of Borrowings under this Section 2.13 shall be subject to Section 2.16, but shall otherwise be without premium or penalty.

(h) So long as any Tranche A Loans shall remain outstanding, any Tranche B Lender (or, to the extent so provided in the applicable Loan Modification Agreement, any Accepting Lender) may elect, by notice to the Administrative Agent in writing no later than 2:00 p.m., New York City time, on the second Business Day after the Administrative Agent provides notice to such Lender of any prepayment of Tranche B Loans or Other Term Loans required to be made by the U.S. Borrower for the account of such Lender pursuant to this Section 2.13, to cause all of such prepayment to be applied instead to prepay Tranche A Loans in accordance with paragraph (f) above.

SECTION 2.14. Reserve Requirements; Change in Circumstances. Except with respect to Taxes, which shall be governed exclusively by Section 2.20:

(a) Notwithstanding any other provision of this Agreement, if any Change in Law shall impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of or credit extended by any Lender or the Issuing Bank (except any such reserve requirement which is reflected in the Adjusted LIBO Rate, the Discount Rate or the Bank Bill Rate), or shall impose on such Lender or the Issuing Bank or any applicable interbank market any other condition affecting this Agreement or Fixed Rate Loans made by such Lender or any Letter of Credit or participation therein (other than any change to the basis or rate of taxation applicable to any Lender), and the result of any of the foregoing shall be to increase the cost to such Lender or the Issuing Bank of making or maintaining any Fixed Rate Loan or increase the cost to any Lender of issuing or maintaining any Letter of Credit or purchasing or maintaining a participation therein or to reduce the amount of any sum received or receivable by such Lender or the Issuing Bank hereunder (whether of principal, interest or otherwise) by an amount deemed by such Lender or the Issuing Bank to be material (after taking into account the last sentence of the definition of the term “Adjusted LIBO Rate”, if applicable), then the applicable Borrowers will pay to such Lender or the Issuing Bank, as the case may be, upon demand such additional amount or amounts (without duplication of amounts paid by the Borrowers pursuant to Section 2.20) as will compensate such Lender or the Issuing Bank, as the case may be, for such additional costs incurred or reduction suffered.

(b) If any Lender or the Issuing Bank shall have determined that any Change in Law regarding capital adequacy has or would have the effect of reducing the rate of return on such Lender’s or the Issuing Bank’s capital or on the capital of such Lender’s or the Issuing Bank’s holding company, if any, as a consequence of this Agreement or the Loans made or participations in Letters of Credit purchased by such Lender pursuant hereto or the Letters of Credit issued by the Issuing Bank pursuant hereto to a level below that which such Lender or the Issuing Bank or such Lender’s or the Issuing Bank’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or the Issuing Bank’s policies and the policies of such Lender’s or the Issuing Bank’s holding company with respect to capital adequacy) by an amount deemed by such Lender or the Issuing Bank to be material (after taking into account the last sentence of the definition of the term “Adjusted LIBO Rate”, if applicable), then from time to time the applicable Borrower shall pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank or such Lender’s or the Issuing Bank’s holding company for any such reduction suffered.

(c) A certificate of a Lender or the Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or the Issuing Bank or its holding company, as applicable, as specified in paragraph (a) or (b) above, and setting forth in reasonable detail the basis on which such amount or amounts were calculated shall be delivered to the U.S. Borrower and shall be conclusive absent manifest error. The applicable Borrower shall pay such Lender or the Issuing Bank the amount shown as due on any such certificate delivered by it within 20 days after its receipt of the same.

(d) Failure or delay on the part of any Lender or the Issuing Bank to demand compensation for any increased costs or reduction in amounts received or receivable or reduction in return on capital shall not constitute a waiver of such Lender’s or the Issuing Bank’s right to demand such compensation; provided that the Borrowers shall not be under any obligation to compensate any Lender or the Issuing Bank under paragraph (a) or (b) above with respect to increased costs or reductions with respect to any period prior to the date that is 120 days prior to such request if such Lender or the Issuing Bank knew or could reasonably have been expected to know of the circumstances giving rise to such increased costs or reductions and of the fact that such circumstances would result in a claim for increased compensation by reason of such increased costs or reductions; provided further that the foregoing limitation shall not apply to any increased costs or reductions arising out of the retroactive application of any Change in Law within such 120-day period. The protection of this Section shall be available to each Lender and the Issuing Bank regardless of any possible contention of the invalidity or inapplicability of the Change in Law that shall have occurred or been imposed.

SECTION 2.15. Change in Legality. (a) Notwithstanding any other provision of this Agreement, if any Change in Law shall make it unlawful for any Lender to make or maintain any Eurocurrency Loan or to give effect to its obligations as contemplated hereby with respect to any Eurocurrency Loan, then, by written notice to the applicable Borrower and to the Administrative Agent:

(i) such Lender may declare that Eurocurrency Loans will not thereafter (for the duration of such unlawfulness) be made by such Lender hereunder (or be continued for additional Interest Periods and Daily Rate Loans will not thereafter (for such duration) be converted into Eurocurrency Loans), whereupon any request for a Eurocurrency Borrowing (or to convert an ABR Borrowing to a Eurocurrency Borrowing or to continue a Eurocurrency Borrowing for an additional Interest Period) shall, as to such Lender only, be deemed a request for a Daily Rate Loan (or a request to continue a Daily Rate Loan as such or to convert a Eurocurrency Loan into a Daily Rate Loan, as the case may be), unless such declaration shall be subsequently withdrawn; and

(ii) such Lender may require that all outstanding Eurocurrency Loans made by it be converted to Daily Rate Loans, in which event all such Eurocurrency Loans shall be automatically converted to Daily Rate Loans as of the effective date of such notice as provided in paragraph (b) below.

In the event any Lender shall exercise its rights under (i) or (ii) above, all payments and prepayments of principal that would otherwise have been applied to repay the Eurocurrency Loans that would have been made by such Lender or the converted Eurocurrency Loans of such Lender shall instead be applied to repay the Daily Rate Loans made by such Lender in lieu of, or resulting from the conversion of, such Eurocurrency Loans.

(b) For purposes of this Section 2.15, a notice to the applicable Borrower by any Lender shall be effective as to each Eurocurrency Loan made by such Lender, if lawful, on the last day of the Interest Period then applicable to such Eurocurrency Loan; in all other cases such notice shall be effective on the date of receipt by the applicable Borrower.

SECTION 2.16. Indemnity. The Borrowers shall indemnify each Lender against any loss or expense that such Lender may sustain or incur as a consequence of (a) any event, other than a default by such Lender in the performance of its obligations hereunder, which results in (i) such Lender receiving or being deemed to receive any amount on account of the principal of any Fixed Rate Loan prior to the end of the Interest Period or Contract Period in effect therefor, (ii) the conversion of any Fixed Rate Loan to a Daily Rate Loan, or the conversion of the Interest Period or Contract Period with respect to any Fixed Rate Loan, in each case other than on the last day of the Interest Period or Contract Period in effect therefor, or (iii) any Fixed Rate Loan to be made by such Lender (including any Fixed Rate Loan to be made pursuant to a conversion or continuation under Section 2.10) not being made after notice of such Loan shall have been given by the Borrowers hereunder (any of the events referred to in this clause (a) being called a “Breakage Event”) or (b) any default in the making of any payment or prepayment of any Eurocurrency Loan required to be made hereunder. In the case of any Breakage Event, such loss shall include an amount equal to the excess, as reasonably determined by such Lender, of (i) its cost of obtaining funds for the Fixed Rate Loan that is the subject of such Breakage Event for the period from the date of such Breakage Event to the last day of the Interest Period in effect (or that would have been in effect) for such Loan over (ii) the amount of interest likely to be realized by such Lender in redeploying the funds released or not utilized by reason of such Breakage Event for such period. A certificate of any Lender setting forth any amount or amounts which such Lender is entitled to receive pursuant to this Section 2.16, and setting forth in reasonable detail the basis on which such amount or amounts were calculated, shall be delivered to the Borrowers and shall be conclusive absent manifest error.

SECTION 2.17. Pro Rata Treatment. Except as provided below in this Section 2.17 with respect to Swingline Loans and as required under Section 2.13(h) and Section 2.15, each Borrowing, each payment or prepayment of principal of any Borrowing, each payment of interest on the Loans, each payment of the Facility Fees, each reduction of the Term Loan Commitments or the Revolving Credit Commitments and each conversion of any Borrowing to or continuation of any Borrowing as a Borrowing of any Type shall be allocated pro rata among the Lenders in accordance with their respective applicable Commitments (or, if such Commitments shall have expired or been terminated, in accordance with the respective principal amounts of their outstanding Loans). For purposes of determining the available Domestic Revolving Credit Commitments or Multicurrency Revolving Credit Commitments of the Lenders at any time, each outstanding Swingline Loan shall be deemed to have utilized the Domestic Revolving Credit Commitments (in the case of a Domestic Swingline Loan) or Multicurrency Revolving Credit Commitments (in the case of a N.Z. Swingline Loan) of the Lenders (including those Lenders which shall not have made Swingline Loans) pro rata in accordance with such respective Domestic Revolving Credit Commitments or Multicurrency Revolving Credit Commitments. Each Lender agrees that in computing such Lender’s portion of any Borrowing to be made hereunder, the Administrative Agent may, in its discretion, round each Lender’s percentage of such Borrowing to the next higher or lower whole dollar amount.

SECTION 2.18. Sharing of Setoffs. Each Lender agrees that if it shall, through the exercise of a right of banker’s lien, setoff or counterclaim against a Borrower or any other Loan Party, or pursuant to a secured claim under Section 506 of Title 11 of the United States Code or other security or interest arising from, or in lieu of, such secured claim, received by such Lender under any applicable bankruptcy, insolvency or other similar law or otherwise, or by any other means, obtain payment (voluntary or involuntary) in respect of any Loan or Loans or L/C Disbursement as a result of which the unpaid principal portion of its Loans and participations in L/C Disbursements shall be proportionately less than the unpaid principal portion of the Loans and participations in L/C Disbursements of any other Lender, it shall be deemed simultaneously to have purchased from such other Lender at face value, and shall promptly pay to such other Lender the purchase price for, a participation in the Loans and L/C Exposure of such other Lender, so that the aggregate unpaid principal amount of the Loans and L/C Exposure and participations in Loans and L/C Exposure held by each Lender shall be in the same proportion to the aggregate unpaid principal amount of all Loans and L/C Exposure then outstanding as the principal amount of its Loans and L/C Exposure prior to such exercise of banker’s lien, setoff or counterclaim or other event was to the principal amount of all Loans and L/C Exposure outstanding prior to such exercise of banker’s lien, setoff or counterclaim or other event; provided, however, that if any such purchase or purchases or adjustments shall be made pursuant to this Section 2.18 and the payment giving rise thereto shall thereafter be recovered, such purchase or purchases or adjustments shall be rescinded to the extent of such recovery and the purchase price or prices or adjustment restored without interest. The Borrowers and Holdings expressly consent to the foregoing arrangements and agree that any Lender holding a participation in a Loan or L/C Disbursement deemed to have been so purchased may exercise any and all rights of banker’s lien, setoff or counterclaim with respect to any and all moneys owing by any Borrower and Holdings to such Lender by reason thereof as fully as if such Lender had made a Loan directly to a Borrower in the amount of such participation. For the avoidance of doubt, this Section 2.18 shall not apply to any assignment of any Purchased Loan by any Lender to the Purchaser.

SECTION 2.19. Payments. (a) Each Borrower shall make each payment (including principal of or interest on any Borrowing or any L/C Disbursement or any Fees or other amounts) hereunder and under any other Loan Document not later than 2:00 p.m., Local Time, on the date when due in immediately available funds, without setoff, defense or counterclaim. Each such payment (other than (i) Issuing Bank Fees, which shall be paid directly to the Issuing Bank, and (ii) principal of and interest on Swingline Loans, which shall be paid directly to the applicable Swingline Lender except as otherwise provided in Section 2.22(e)) shall be made to the Administrative Agent at its offices at Eleven Madison Avenue, New York, NY 10010 or such other address as the Administrative Agent may from time to time designate. The Administrative Agent will promptly distribute to each Lender its pro rata share (or other applicable share as provided herein) of such payment.

(b) Except as otherwise expressly provided herein, whenever any payment (including principal of or interest on any Borrowing or any Fees or other amounts) hereunder or under any other Loan Document shall become due, or otherwise would occur, on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of interest or Fees, if applicable.

(c) Unless the Administrative Agent shall have received notice from a Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Bank hereunder that such Borrower will not make such payment, the

Administrative Agent may assume that such Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Bank, as the case may be, the amount due. In such event, if such Borrower does not in fact make such payment, then each of the Lenders or the Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or the Issuing Bank, as the case may be, and to pay interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at a rate determined by the Administrative Agent to represent its cost of overnight or short-term funds (which determination shall be conclusive absent manifest error) in the applicable currency.

SECTION 2.20. Taxes. (a) Any and all payments by or on account of any obligation of any Borrower or any Loan Party hereunder or under any other Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if any Borrower or any Loan Party shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to Indemnified Taxes and Other Taxes payable under this Section) the Administrative Agent or such Lender (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Borrower or such Loan Party shall make such deductions and (iii) such Borrower or such Loan Party shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

(b) In addition, the Borrowers shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

(c) Each Borrower shall indemnify the Administrative Agent and each Lender, within 15 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent or such Lender, as the case may be, on or with respect to any payment by or on account of any obligation of such Borrower or any Loan Party hereunder or under any other Loan Document (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the applicable Borrower by a Lender, or by the Administrative Agent on its behalf or on behalf of a Lender, shall be conclusive absent manifest error.

(d) If a Borrower determines in good faith that a reasonable basis exists for contesting a Tax, the relevant Lender (or participant), or the Administrative Agent, as applicable, shall cooperate with such Borrower in challenging such Tax at such Borrower’s expense if requested by such Borrower. If a Lender (or participant) or the Administrative Agent receives a refund (including pursuant to a claim for refund made pursuant to the preceding sentence) in respect of any Indemnified Taxes or Other Taxes as to which it has been indemnified by a Borrower or with respect to which a Borrower has paid additional amounts pursuant to this Section 2.20, it shall within 30 days from the date of such receipt pay over such refund to such Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by such Borrower under this Section 2.20 with respect to the Indemnified Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of such Lender (or participant) or the Administrative Agent (together with any interest paid by the relevant Governmental Authority with respect to such refund); provided, however, that such Borrower, upon the request of such Lender (or participant) or the Administrative Agent, agrees to repay the amount paid over to such Borrower (plus penalties, interest or other charges) to such Lender (or participant) or the Administrative Agent in the event such Lender (or participant) or the Administrative Agent is required to repay such refund to such Governmental Authority.

(e) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by a Borrower or any other Loan Party to a Governmental Authority, such Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(f) Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which a Borrower is located, or pursuant to any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to such Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by such Borrower as will permit such payments to be made without withholding or at a reduced rate and shall deliver to such Borrower and the Administrative Agent two further copies of any such form or certification (or any applicable successor form) on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to such Borrower. Each Lender that shall become a participant or a Lender pursuant to Section 9.04 shall, upon the effectiveness of the related transfer, be required to provide all the forms and statements required pursuant to this Section 2.20(f) provided that in the case of a participant such participant shall furnish all such required forms and statements to the Lender from which the related participation shall have been purchased.

(g) The parties hereto agree that this Agreement, which amends and restates the Existing Credit Agreement and the Tranche A-1 Loan Agreement, is a “significant modification” of the Tranche A Loans, the Tranche A-1 Loans and the Tranche B Loans within the meaning of U.S. Treasury Regulation Section 1.1001-3, and the issue price of the Tranche A Loans, the Tranche A-1 Loans and the Tranche B Loans is, in each case, equal to such loan’s “stated redemption price at maturity” as defined in Section 1273(a)(2) of the Code. The parties hereto agree not to take any position with a Governmental Authority that is inconsistent with the treatment described in the previous sentence unless required by a “determination” as defined in Section 1313(a) of the Code or otherwise determined by the Internal Revenue Service.

SECTION 2.21. Assignment of Commitments Under Certain Circumstances; Duty to Mitigate. (a) In the event (i) any Lender or the Issuing Bank delivers a certificate requesting compensation pursuant to Section 2.14, (ii) any Lender or the Issuing Bank delivers a notice described in Section 2.15, (iii) any Borrower is required to pay any additional amount to any Lender or the Issuing Bank or any Governmental Authority on account of any Lender or the Issuing Bank pursuant to Section 2.20, (iv) any Lender refuses to consent to a proposed amendment, waiver, consent or other modification of this Agreement or any other Loan Document which has been approved by the Required Lenders and which additionally requires the consent of such Lender for approval pursuant to Section 9.08(b), (v) any Revolving Credit Lender refuses to consent to a proposed Loan Modification Offer with respect to its Revolving Credit Commitments or (vi) any Lender becomes a Defaulting Lender, the U.S. Borrower may, at its sole expense and effort, upon notice to such Lender or the Issuing Bank and the Administrative

Agent, require such Lender or the Issuing Bank to transfer and assign, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all of its interests, rights and obligations under this Agreement (or, in the case of clause (iv), (v) or (vi) above, all its interests, rights and obligations with respect to the Class of Loans or Commitments that is the subject of the related consent, amendment, waiver or other modification or that has ongoing funding requirements) to an assignee that shall assume such assigned obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (x) such assignment shall not conflict with any law, rule or regulation or order of any court or other Governmental Authority having jurisdiction, (y) the U.S. Borrower shall have received the prior written consent of the Administrative Agent (and, if a Revolving Credit Commitment is being assigned, of the Issuing Bank and the Domestic Swingline Lender (in the case of a Domestic Revolving Credit Commitment) and the N.Z. Swingline Lender (in the case of a Multicurrency Revolving Credit Commitment)), which consent shall not unreasonably be withheld, and (z) the applicable Borrower or such assignee shall have paid to the affected Lender or the Issuing Bank in immediately available funds an amount equal to the sum of the principal of and interest accrued to the date of such payment on the outstanding Loans or L/C Disbursements of such Lender or the Issuing Bank, respectively, plus all Fees and other amounts accrued for the account of such Lender or the Issuing Bank hereunder (including any amounts under Section 2.14 and Section 2.16), in each case with respect to the Loans or Commitments subject to such assignment; provided further that, if prior to any such transfer and assignment the circumstances or event that resulted in such Lender’s or the Issuing Bank’s claim for compensation under Section 2.14 or notice under Section 2.15 or the amounts paid pursuant to Section 2.20, as the case may be, cease to cause such Lender or the Issuing Bank to suffer increased costs or reductions in amounts received or receivable or reduction in return on capital, or cease to have the consequences specified in Section 2.15, or cease to result in amounts being payable under Section 2.20, as the case may be (including as a result of any action taken by such Lender or the Issuing Bank pursuant to paragraph (b) below), or if such Lender or the Issuing Bank shall waive its right to claim further compensation under Section 2.14 in respect of such circumstances or event or shall withdraw its notice under Section 2.15 or shall waive its right to further payments under Section 2.20 in respect of such circumstances or event or shall consent to the proposed amendment, waiver, consent or other modification, as the case may be, then such Lender or the Issuing Bank shall not thereafter be required to make any such transfer and assignment hereunder.

(b) If (i) any Lender or the Issuing Bank shall request compensation under Section 2.14, (ii) any Lender or the Issuing Bank delivers a notice described in Section 2.15 or (iii) any Borrower is required to pay any additional amount to any Lender or the Issuing Bank or any Governmental Authority on account of any Lender or the Issuing Bank, pursuant to Section 2.20, then such Lender or the Issuing Bank shall use reasonable efforts (which shall not require such Lender or the Issuing Bank to incur an unreimbursed loss or unreimbursed cost or expense or otherwise take any action inconsistent with its internal policies or legal or regulatory restrictions or suffer any disadvantage or burden deemed by it to be significant) (x) to file any certificate or document reasonably requested in writing by a Borrower or (y) to assign its rights and delegate and transfer its obligations hereunder to another of its offices, branches or affiliates, if such filing or assignment would reduce its claims for compensation under Section 2.14 or enable it to withdraw its notice pursuant to Section 2.15 or would reduce amounts payable pursuant to Section 2.20, as the case may be, in the future. The Borrowers hereby agree to pay all reasonable costs and expenses incurred by any Lender or the Issuing Bank in connection with any such filing or assignment, delegation and transfer.

SECTION 2.22. Swingline Loans. (a) Swingline Commitments. Subject to the terms and conditions and relying upon the representations and warranties herein set forth, (i) the Domestic Swingline Lender agrees to make Domestic Swingline Loans to the U.S. Borrower, in dollars, at any time and from time to time on and after the Closing Date and until the earlier of the Revolving Credit Maturity Date and the termination of the Domestic Revolving Credit Commitments in accordance with the terms hereof, in an aggregate principal amount at any time outstanding that will not result in (x) the aggregate principal amount of all Domestic Swingline Loans exceeding $20,000,000 in the aggregate or (y) the Aggregate Domestic Revolving Credit Exposure, after giving effect to any Domestic Swingline Loan, exceeding the Total Domestic Revolving Credit Commitment, and (ii) the N.Z. Swingline Lender agrees to make N.Z. Swingline Loans to the New Zealand Borrower, in New Zealand Dollars, at any time and from time to time on and after the Closing Date and until the earlier of the Revolving Credit Maturity Date and the termination of the Multicurrency Revolving Credit Commitments in accordance with the terms hereof, in an aggregate principal amount at any time outstanding that will not result in (x) the Aggregate Multicurrency Exposure attributable to Loans to, and Letters of Credit issued for the account of, the Australian Borrower and the New Zealand Borrower exceeding the ANZ Sublimit or (y) the Aggregate Multicurrency Revolving Credit Exposure, after giving effect to any N.Z. Swingline Loan, exceeding the Total Multicurrency Revolving Credit Commitment. Each Swingline Commitment may be terminated or reduced from time to time as provided herein. Within the foregoing limits, the U.S. Borrower and the New Zealand Borrower may borrow, pay or prepay and reborrow Domestic Swingline Loans and N.Z. Swingline Loans, respectively, hereunder, subject to the terms, conditions and limitations set forth herein. Notwithstanding anything to the contrary herein, neither the Domestic Swingline Lender nor the N.Z. Swingline Lender shall be required to make Swingline Loans at any time that there exists a Defaulting Lender under the Domestic Revolving Credit Commitments or the Multicurrency Revolving Credit Commitments, respectively.

(b) Swingline Loans. The U.S. Borrower shall notify the Domestic Swingline Lender by fax, or by telephone (confirmed by fax), not later than 12:00 noon, New York City time, on the day of a proposed Domestic Swingline Loan. Such notice shall be delivered on a Business Day, shall be irrevocable and shall refer to this Agreement and shall specify the requested date (which shall be a Business Day) and the amount of such Domestic Swingline Loan. The Domestic Swingline Lender shall make each Domestic Swingline Loan available to the U.S. Borrower by means of a credit to an account in the name of the U.S. Borrower as designated by the U.S. Borrower in such notice by 3:00 p.m., New York City time, on the date such Domestic Swingline Loan is so requested. The New Zealand Borrower shall notify the N.Z. Swingline Lender and the Administrative Agent by fax, or by telephone (confirmed by fax), not later than 12:00 noon, Auckland time, three Business Days prior to the day of a proposed N.Z. Swingline Loan. Such notice shall be delivered on a Business Day, shall be irrevocable and shall refer to this Agreement and shall specify the requested date (which shall be a Business Day) and the amount of such N.Z. Swingline Loan. The N.Z. Swingline Lender shall make each N.Z. Swingline Loan available to the New Zealand Borrower by means of a credit to an account in the name of the New Zealand Borrower as designated by the New Zealand Borrower in such notice. Notwithstanding anything to the contrary set forth in Section 9.08(b), the borrowing mechanics in respect of the N.Z. Swingline Loans may be modified from time to time by the agreement of the Administrative Agent, the U.S. Borrower and the N.Z. Swingline Lender.

(c) Prepayment. The U.S. Borrower shall have the right at any time and from time to time to prepay any Domestic Swingline Loan, in whole or in part, upon giving written or fax notice (or telephone notice promptly confirmed by written, or fax notice) to the Domestic

Swingline Lender and to the Administrative Agent before 2:00 p.m., New York City time, on the date of prepayment at the Domestic Swingline Lender’s address for notices specified on Schedule 2.01. The New Zealand Borrower shall have the right at any time and from time to time to prepay any N.Z. Swingline Loan, in whole or in part, upon giving written or fax notice (or telephone notice promptly confirmed by written, or fax notice) to the N.Z. Swingline Lender and to the Administrative Agent before 12:00 noon, Auckland time, three Business Days prior to the date of prepayment at the N.Z. Swingline Lender’s address for notices specified on Schedule 2.01. All principal payments of Swingline Loans shall be accompanied by accrued interest on the principal amount being repaid to the date of payment and, in the case of N.Z. Swingline Loans, shall be subject to Section 2.16.

(d) Interest. Each Domestic Swingline Loan shall be an ABR Loan and, subject to the provisions of Section 2.07, shall bear interest as provided in Section 2.06(a) as if it were an ABR Revolving Loan. Each N.Z. Swingline Loan shall be a Bank Bill Rate Loan (except to the extent required to be a Foreign Base Rate Loan as provided for herein) and, subject to the provisions of Section 2.07, shall bear interest as provided in Section 2.06(e).

(e) Participations. The Domestic Swingline Lender may by written notice given to the Administrative Agent not later than 10:00 a.m., New York City time, on any Business Day require the Domestic Revolving Credit Lenders to acquire participations on such Business Day in all or a portion of the outstanding Domestic Swingline Loans. If an Event of Default shall have occurred and be continuing, the N.Z. Swingline Lender may by written notice given to the Administrative Agent not later than 10:00 a.m., Auckland time, on any Business Day require the Multicurrency Revolving Credit Lenders to acquire participations on the next Business Day in all or a portion of the outstanding N.Z. Swingline Loans. Each notice shall specify the aggregate amount of Swingline Loans in which such Revolving Credit Lenders will participate. The Administrative Agent will, promptly upon receipt of such notice, give notice to each Domestic Revolving Credit Lender or Multicurrency Revolving Credit Lender, as the case may be, specifying in such notice such Revolving Credit Lender’s Pro Rata Percentage of such Swingline Loan or Loans. In furtherance of the foregoing, each Domestic Revolving Credit Lender and Multicurrency Revolving Credit Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to pay to the Administrative Agent, for the account of the Domestic Swingline Lender or N.Z. Swingline Lender, respectively, such Lender’s Pro Rata Percentage of such Swingline Loans. Each Domestic Revolving Credit Lender and Multicurrency Revolving Credit Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or an Event of Default, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Domestic Revolving Credit Lender and Multicurrency Revolving Credit Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in Section 2.02(c) with respect to Loans made by such Revolving Credit Lender (and Section 2.02(c) shall apply, mutatis mutandis, to the payment obligations of the Revolving Credit Lenders) and the Administrative Agent shall promptly pay to the applicable Swingline Lender the amounts so received by it from the Revolving Credit Lenders. The Administrative Agent shall notify the U.S. Borrower and the New Zealand Borrower, as the case may be, of any participations in any Swingline Loan of such Borrower acquired pursuant to this paragraph and thereafter payments in respect of such Swingline Loan shall be made to the Administrative Agent and not to a Swingline Lender. Any amounts received by a Swingline Lender from a Borrower (or other party on behalf of a Borrower) in respect of a Swingline Loan of such Swingline Lender after receipt by such

Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent; any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the Revolving Credit Lenders that shall have made their payments pursuant to this paragraph and to the applicable Swingline Lender, as their interests may appear. The purchase of participations in a Swingline Loan pursuant to this paragraph shall not relieve any Borrower (or other party liable for obligations of any Borrower) of any default in the payment thereof.

SECTION 2.23. Letters of Credit. (a) General. Any Borrower may request the issuance of a Letter of Credit for its own account or for the account of any of its Subsidiaries (in which case such Borrower and such Subsidiary shall be co-applicants with respect to such Letter of Credit), in a form reasonably acceptable to the Administrative Agent and the Issuing Bank, at any time and from time to time while the L/C Commitments to any Borrower remain in effect. The Borrowers and the Lenders acknowledge the issuance of Letters of Credit prior to the Second Restatement Date under the Existing Credit Agreement and agree that, to the extent outstanding on the Second Restatement Date, such Letters of Credit shall continue to be outstanding pursuant to the terms and conditions of this Agreement and the other Loan Documents. This Section shall not be construed to impose an obligation upon the Issuing Bank to issue any Letter of Credit that is inconsistent with the terms and conditions of this Agreement.

(b) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. In order to request the issuance of a Letter of Credit (or to amend, renew or extend an existing Letter of Credit), a Borrower shall hand deliver or fax to the Issuing Bank and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, the date of issuance, amendment, renewal or extension, the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) below), the amount of such Letter of Credit, the name and address of the beneficiary thereof, whether such Letter of Credit is to be a Domestic Letter of Credit, a Multicurrency Letter of Credit or a U.K. Letter of Credit and such other information as shall be necessary to prepare such Letter of Credit. All Existing Letters of Credit shall be deemed to be Domestic Letters of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if, and upon issuance, amendment, renewal or extension of each Letter of Credit the applicable Borrower shall be deemed to represent and warrant that, after giving effect to such issuance, amendment, renewal or extension (i) the L/C Exposure shall not exceed $100,000,000, (ii) the Aggregate Domestic Revolving Credit Exposure shall not exceed the Total Domestic Revolving Credit Commitment, (iii) the Aggregate Multicurrency Revolving Credit Exposure shall not exceed the Total Multicurrency Revolving Credit Commitment, and the Aggregate Multicurrency Revolving Credit Exposure attributable to Loans to, and Letters of Credit issued for the account of, (x) the Australian Borrower and the New Zealand Borrower shall not exceed the ANZ Sublimit, (y) the Canadian Borrower shall not exceed the Canadian Sublimit and (z) the Japanese Borrower shall not exceed the Japanese Sublimit, and (iv) the Aggregate U.K. Revolving Credit Exposure shall not exceed the Total U.K. Revolving Credit Commitment.

(c) Expiration Date. Each Letter of Credit shall expire at the close of business on the earlier of the date that is one year after the date of the issuance of such Letter of Credit and the date that is five Business Days prior to the Revolving Credit Maturity Date, unless such Letter of Credit expires by its terms on an earlier date; provided, however, that a Letter of Credit may, upon the request of a Borrower, include a provision whereby such Letter of Credit shall be renewed automatically for additional consecutive periods of 12 months or less (but not beyond the date that is five Business Days prior to the Revolving Credit Maturity Date) unless the Issuing Bank notifies the beneficiary thereof at least 30 days prior to the then applicable expiration date that such Letter of Credit will not be renewed.

(d) Participations. By the issuance of a Domestic Letter of Credit and without any further action on the part of the Issuing Bank or the Lenders, the Issuing Bank hereby grants to each Domestic Revolving Credit Lender, and each such Lender hereby acquires from the Issuing Bank, a participation in such Letter of Credit equal to such Lender’s Pro Rata Percentage of the aggregate amount available to be drawn under such Letter of Credit, effective upon the issuance of such Letter of Credit (or, in the case of the Existing Letters of Credit, upon the Closing Date). By the issuance of a Multicurrency Letter of Credit and without any further action on the part of the Issuing Bank or the Lenders, the Issuing Bank hereby grants to each Multicurrency Revolving Credit Lender, and each such Lender hereby acquires from the Issuing Bank, a participation in such Letter of Credit equal to such Lender’s Pro Rata Percentage of the aggregate amount available to be drawn under such Letter of Credit, effective upon the issuance of such Letter of Credit. By the issuance of a U.K. Letter of Credit and without any further action on the part of the Issuing Bank or the Lenders, the Issuing Bank hereby grants to each U.K. Revolving Credit Lender, and each such Lender hereby acquires from the Issuing Bank, a participation in such Letter of Credit equal to such Lender’s Pro Rata Percentage of the aggregate amount available to be drawn under such Letter of Credit, effective upon the issuance of such Letter of Credit. In consideration and in furtherance of the foregoing, each Domestic Revolving Credit Lender, each Multicurrency Revolving Credit Lender and each U.K. Revolving Credit Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the Issuing Bank, such Lender’s Pro Rata Percentage of each Domestic L/C Disbursement, Multicurrency L/C Disbursement or U.K. L/C Disbursement, respectively, made by the Issuing Bank and not reimbursed by the applicable Borrower (or, if applicable, another party pursuant to its obligations under any other Loan Document) forthwith on the date due as provided in Section 2.02(f). Each Revolving Credit Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or an Event of Default, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

(e) Reimbursement. If the Issuing Bank shall make any L/C Disbursement in respect of a Letter of Credit, the applicable Borrower shall pay to the Issuing Bank an amount equal to such L/C Disbursement on or prior to the Business Day following the day on which such Borrower shall have received notice from the Issuing Bank that payment of such draft will be made; provided that to satisfy its reimbursement obligation under this paragraph (e), a Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.03 or 2.22 an ABR Revolving Loan or a Domestic Swingline Loan (in the case of a Domestic Letter of Credit), a Canadian Prime Rate Loan (in the case of a Multicurrency Letter of Credit denominated in Canadian Dollars), a N.Z. Swingline Loan (in the case of a Multicurrency Letter of Credit denominated in New Zealand Dollars) or a Fixed Rate Loan (in the case of a U.K. Letter of Credit or a Multicurrency Letter of Credit denominated in a currency other than Canadian Dollars or New Zealand Dollars) to be made by the applicable Revolving Credit Lenders or the applicable Swingline Lender, as the case may be, in the aggregate amount of any such L/C Disbursement.

(f) Obligations Absolute. Each Borrower’s obligations to reimburse L/C Disbursements as provided in paragraph (e) above shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement, under any and all circumstances whatsoever, and irrespective of:

(i) any lack of validity or enforceability of any Letter of Credit or any Loan Document, or any term or provision therein;

(ii) any amendment or waiver of or any consent to departure from all or any of the provisions of any Letter of Credit or any Loan Document;

(iii) the existence of any claim, setoff, defense or other right that any Borrower, any other party guaranteeing, or otherwise obligated with, any Borrower, any Subsidiary or other Affiliate thereof or any other person may at any time have against the beneficiary under any Letter of Credit, the Issuing Bank, the Administrative Agent or any Lender or any other person, whether in connection with this Agreement, any other Loan Document or any other related or unrelated agreement or transaction;

(iv) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

(v) payment by the Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit; and

(vi) any other act or omission to act or delay of any kind of the Issuing Bank, the Lenders, the Administrative Agent or any other person or any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of a Borrower’s obligations hereunder.

Without limiting the generality of the foregoing, it is expressly understood and agreed that the absolute and unconditional obligation of the Borrowers hereunder to reimburse L/C Disbursements will not be excused by the gross negligence or wilful misconduct of the Issuing Bank. However, the foregoing shall not be construed to excuse the Issuing Bank from liability to the Borrowers to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrowers to the extent permitted by applicable law) suffered by the Borrowers that are caused by the Issuing Bank’s gross negligence or wilful misconduct in determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof; it is understood that the Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary and, in making any payment under any Letter of Credit (i) the Issuing Bank’s exclusive reliance on the documents presented to it under such Letter of Credit as to any and all matters set forth therein, including reliance on the amount of any draft presented under such Letter of Credit, whether or not the amount due to the beneficiary thereunder equals the amount of such draft and whether or not any document presented pursuant to such Letter of Credit proves to be insufficient in any respect, if such document on its face appears to be in order, and whether or not any other statement or any other document presented pursuant to such Letter of Credit proves to be forged or invalid or any statement therein proves to be inaccurate or untrue in any respect whatsoever and (ii) any noncompliance in any immaterial respect of the documents presented under such Letter of Credit with the terms thereof shall, in each case, be deemed not to constitute wilful misconduct or gross negligence of the Issuing Bank.

(g) Disbursement Procedures. The Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The Issuing Bank shall as promptly as possible give telephonic notification, confirmed by fax, to the Administrative Agent and the applicable Borrower of such demand for payment and whether the Issuing Bank has made or will make an L/C Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve such Borrower of its obligation to reimburse the Issuing Bank or the Revolving Credit Lenders with respect to any such L/C Disbursement. The Administrative Agent shall promptly give each applicable Revolving Credit Lender notice thereof.

(h) Interim Interest. If the Issuing Bank shall make any L/C Disbursement in respect of a Letter of Credit, then, unless the applicable Borrower shall reimburse such L/C Disbursement in full on such date, the unpaid amount thereof shall bear interest for the account of the Issuing Bank, for each day from and including the date of such L/C Disbursement, to but excluding the earlier of the date of payment by such Borrower or the date on which interest shall commence to accrue thereon as provided in Section 2.02(f), at the rate per annum that would apply to such amount if such amount were a Daily Rate Revolving Loan.

(i) Resignation or Removal of the Issuing Bank. The Issuing Bank may resign at any time by giving 30 days’ prior written notice to the Administrative Agent, the Lenders and the U.S. Borrower, and may be removed at any time by the U.S. Borrower by notice to the Issuing Bank, the Administrative Agent and the Lenders. Subject to the next succeeding paragraph, upon the acceptance of any appointment as the Issuing Bank hereunder by a Lender that shall agree to serve as successor Issuing Bank, such successor shall succeed to and become vested with all the interests, rights and obligations of the retiring Issuing Bank and the retiring Issuing Bank shall be discharged from its obligations to issue additional Letters of Credit hereunder. At the time such removal or resignation shall become effective, the Borrowers shall pay all accrued and unpaid fees pursuant to Section 2.05(d). The acceptance of any appointment as the Issuing Bank hereunder by a successor Lender shall be evidenced by an agreement entered into by such successor, in a form satisfactory to the U.S. Borrower and the Administrative Agent, and, from and after the effective date of such agreement, (i) such successor Lender shall have all the rights and obligations of the previous Issuing Bank under this Agreement and the other Loan Documents and (ii) references herein and in the other Loan Documents to the term “Issuing Bank” shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the resignation or removal of the Issuing Bank hereunder, the retiring Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement and the other Loan Documents with respect to Letters of Credit issued by it prior to such resignation or removal, but shall not be required to issue additional Letters of Credit.

(j) Cash Collateralization. If any Event of Default shall occur and be continuing, the Borrowers shall, on the Business Day they receive notice from the Administrative Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated, Revolving Credit Lenders holding participations in outstanding Letters of Credit representing greater than 50% of the aggregate undrawn amount of all outstanding Letters of Credit) thereof and of the amount to be deposited, deposit in an account with the Collateral Agent, for the benefit of the Revolving Credit Lenders, an amount in cash equal to the L/C Exposure as of such date. Such deposit shall be held by the Collateral Agent as collateral for the payment and performance of the Obligations. The Collateral Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits in Permitted Investments, which investments shall be made at the option and sole discretion of the Collateral Agent, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall (i) automatically be applied by the Administrative Agent to reimburse the Issuing Bank for L/C Disbursements for which the Issuing Bank has not been reimbursed, (ii) be held for the satisfaction of the reimbursement obligations of the Borrowers for the L/C Exposure, and (iii) if the maturity of the Loans has been accelerated (but subject to the consent of Revolving Credit Lenders holding participations in outstanding Letters of Credit representing greater than 50% of the aggregate undrawn amount of all outstanding Letters of Credit), be applied to satisfy the Obligations. If the Borrowers are required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Borrowers within three Business Days after all Events of Default have been cured or waived.

(k) Additional Issuing Banks. The U.S. Borrower may, at any time and from time to time with the consent of the Administrative Agent (which consent shall not be unreasonably withheld) and such Lender, designate one or more additional Lenders to act as an issuing bank under the terms of this Agreement. Any Lender designated as an issuing bank pursuant to this paragraph (k) shall be deemed (in addition to being a Lender) to be the Issuing Bank with respect to Letters of Credit issued or to be issued by such Lender, and all references herein and in the other Loan Documents to the term “Issuing Bank” shall, with respect to such Letters of Credit, be deemed to refer to such Lender in its capacity as Issuing Bank, as the context shall require. Each Lender acting as an Issuing Bank hereunder shall promptly provide to the Administrative Agent such information with respect to the Letters of Credit issued by such Lender as the Administrative Agent may reasonably request to allow the Administrative Agent to calculate the L/C Exposure of any Class, the L/C Participation Fees and the other Obligations with respect to outstanding Letters of Credit.

SECTION 2.24. Bankers’ Acceptances. (a) Subject to the terms and conditions of this Agreement, the Canadian Borrower may request a Multicurrency Revolving Credit Borrowing denominated in Canadian Dollars by presenting drafts for acceptance and purchase as B/As by the Multicurrency Revolving Credit Lenders.

(b) No Contract Period with respect to a B/A to be accepted and, if applicable, purchased as a Multicurrency Revolving Loan shall extend beyond the Revolving Credit Maturity Date. All B/As and B/A Loans shall be denominated in Canadian Dollars.

(c) To facilitate availment of B/A Loans, the Canadian Borrower hereby appoints each Multicurrency Revolving Credit Lender as its attorney to sign and endorse on its behalf (in accordance with a Borrowing Request relating to a B/A Loan pursuant to Section 2.03 or 2.10), in handwriting or by facsimile or mechanical signature as and when deemed necessary by such Multicurrency Revolving Credit Lender, blank forms of B/As in the form requested by such Multicurrency Revolving Credit Lender. The Canadian Borrower recognizes and agrees that all B/As signed and/or endorsed by a Multicurrency Revolving Credit Lender on behalf of the Canadian Borrower shall bind the Canadian Borrower as fully and effectually as if signed in the handwriting of and duly issued by the proper signing officers of the Canadian Borrower. Each Multicurrency Revolving Credit Lender is hereby authorized (in accordance with a Borrowing

Request relating to a B/A Loan) to issue such B/As endorsed in blank in such face amounts as may be determined by such Multicurrency Revolving Credit Lender; provided that the aggregate amount thereof is equal to the aggregate amount of B/As required to be accepted and purchased by such Multicurrency Revolving Credit Lender. No Multicurrency Revolving Credit Lender shall be liable for any damage, loss or other claim arising by reason of any loss or improper use of any such instrument except for the gross negligence or wilful misconduct of such Multicurrency Revolving Credit Lender or its officers, employees, agents or representatives. Each Multicurrency Revolving Credit Lender shall maintain a record, which shall be made available to the Canadian Borrower upon its request, with respect to B/As (i) received by it in blank hereunder, (ii) voided by it for any reason, (iii) accepted and purchased by it hereunder, and (iv) canceled at their respective maturities. On request by or on behalf of the Canadian Borrower, a Multicurrency Revolving Credit Lender shall cancel all forms of B/As which have been pre-signed or pre-endorsed on behalf of the Canadian Borrower and that are held by such Multicurrency Revolving Credit Lender and are not required to be issued in accordance with the Canadian Borrower’s irrevocable notice. Alternatively, the Canadian Borrower agrees that, at the request of the Administrative Agent, the Canadian Borrower shall deliver to the Administrative Agent a “depository note” which complies with the requirements of the Depository Bills and Notes Act (Canada), and consents to the deposit of any such depository note in the book-based debt clearance system maintained by the Canadian Depository for Securities.

(d) Drafts of the Canadian Borrower to be accepted as B/As hereunder shall be signed as set forth in this Section 2.24. Notwithstanding that any person whose signature appears on any B/A may no longer be an authorized signatory for any Multicurrency Revolving Credit Lender or the Canadian Borrower at the date of issuance of a B/A, such signature shall nevertheless be valid and sufficient for all purposes as if such authority had remained in force at the time of such issuance and any such B/A so signed shall be binding on the Canadian Borrower.

(e) Promptly following the receipt of a Borrowing Request specifying a Multicurrency Revolving Credit Borrowing by way of B/A, the Administrative Agent shall so advise the Multicurrency Revolving Credit Lenders and shall advise each Multicurrency Revolving Credit Lender of the aggregate face amount of the B/A to be accepted by it and the applicable Contract Period (which shall be identical for all Multicurrency Revolving Credit Lenders). In the case of Multicurrency Revolving Loans comprised of B/A Loans, the aggregate face amount of the B/A to be accepted by a Multicurrency Revolving Credit Lender shall be in a minimum aggregate amount of C$100,000 and shall be a whole multiple of C$100,000, and such face amount shall be in the Multicurrency Revolving Credit Lenders’ pro rata portions of such Multicurrency Revolving Credit Borrowing, provided that the Administrative Agent may in its sole discretion increase or reduce any Multicurrency Revolving Credit Lender’s portion of such B/A Loan to the nearest C$100,000 without reducing the aggregate Multicurrency Revolving Credit Commitments.

(f) The Canadian Borrower may specify in a Borrowing Request pursuant to Section 2.03 or 2.10 that it desires that any B/A requested by such Borrowing Request be purchased by the Multicurrency Revolving Credit Lenders, in which case the Multicurrency Revolving Credit Lenders shall, upon acceptance of a B/A by a Multicurrency Revolving Credit Lender, purchase each B/A from the Canadian Borrower at the Discount Rate for such Multicurrency Revolving Credit Lender applicable to such B/A accepted by it and provide to the Administrative Agent the Discount Proceeds for the account of the Canadian Borrower. The Acceptance Fee payable by the Canadian Borrower to a Multicurrency Revolving Credit Lender under Section 2.06(d) in respect of each B/A accepted by such Multicurrency Revolving Credit Lender shall be set off against and deducted from the Discount Proceeds payable by such Multicurrency Revolving Credit Lender under this Section 2.24.

(g) Each Multicurrency Revolving Credit Lender may at any time and from time to time hold, sell, rediscount or otherwise dispose of any or all B/As accepted and purchased by it.

(h) If a Multicurrency Revolving Credit Lender is not a chartered bank under the Bank Act (Canada) or if a Multicurrency Revolving Credit Lender notifies the Administrative Agent in writing that it is otherwise unable to accept Bankers’ Acceptances, such Multicurrency Revolving Credit Lender will, instead of accepting and purchasing Bankers’ Acceptances, make an advance (a “B/A Equivalent Loan”) to the Canadian Borrower in the amount and for the same term as the draft that such Multicurrency Revolving Credit Lender would otherwise have been required to accept and purchase hereunder. Each such Multicurrency Revolving Credit Lender will provide to the Administrative Agent the Discount Proceeds of such B/A Equivalent Loan for the account of the Canadian Borrower. Each such B/A Equivalent Loan will bear interest at the same rate that would result if such Multicurrency Revolving Credit Lender had accepted (and been paid an Acceptance Fee) and purchased (on a discounted basis at the Discount Rate) a Bankers’ Acceptance for the relevant Contract Period (it being the intention of the parties that each such B/A Equivalent Loan shall have the same economic consequences for the Multicurrency Revolving Credit Lenders and the Canadian Borrower as the Bankers’ Acceptance which such B/A Equivalent Loan replaces). All such interest shall be paid in advance on the date such B/A Equivalent Loan is made, and will be deducted from the principal amount of such B/A Equivalent Loan in the same manner in which the deduction based on the Discount Rate and the applicable Acceptance Fee of a Bankers’ Acceptance would be deducted from the face amount of the Bankers’ Acceptance.

(i) The Canadian Borrower waives presentment for payment and any other defense to payment of any amounts due to a Multicurrency Revolving Credit Lender in respect of a B/A accepted and purchased by it pursuant to this Agreement which might exist solely by reason of such B/A being held, at the maturity thereof, by such Multicurrency Revolving Credit Lender in its own right, and the Canadian Borrower agrees not to claim any days of grace if such Multicurrency Revolving Credit Lender, as holder, claims payment from or sues the Canadian Borrower on the B/A for payment of the amount payable by the Canadian Borrower thereunder. On the last day of the Contract Period of a B/A, or such earlier date as may be required or permitted pursuant to the provisions of this Agreement, the Canadian Borrower shall pay the Multicurrency Revolving Credit Lender that has accepted and purchased a B/A or advanced a B/A Equivalent Loan the full face amount of such B/A or B/A Equivalent Loan, as the case may be, and, after such payment, the Canadian Borrower shall have no further liability in respect of such B/A and such Multicurrency Revolving Credit Lender shall be entitled to all benefits of, and be responsible for all payments due to third parties under, such B/A.

(j) Except as required by any Multicurrency Revolving Credit Lender upon the occurrence of an Event of Default, no B/A Loan may be repaid by the Canadian Borrower prior to the expiry date of the Contract Period applicable to such B/A Loan; provided, however, that any B/A Loan may be defeased as provided in Section 2.12(a).

ARTICLE III

Representations and Warranties

Each of Holdings and each Borrower, with respect to itself and the Subsidiaries, represents and warrants to the Administrative Agent, the Collateral Agent, the Issuing Bank and each of the Lenders that:

SECTION 3.01. Organization; Powers. Each of Holdings, each Borrower and the Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has all requisite power and authority to own its property and assets and to carry on its business as now conducted and as proposed to be conducted, (c) is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required, except where the failure so to qualify could not reasonably be expected to result in a Material Adverse Effect, and (d) has the power and authority to execute, deliver and perform its obligations under each of the Loan Documents and each other agreement or instrument contemplated thereby to which it is or will be a party and, in the case of the Borrowers, to borrow hereunder.

SECTION 3.02. Authorization. The execution, delivery and performance by the Loan Parties of the Loan Documents to which each is or will be a party and the consummation by the Loan Parties of the Transactions (including the borrowings by the Borrowers hereunder) (a) have been duly authorized by all requisite corporate, partnership and, if required, stockholder and partner action and (b) will not (i) violate (A) any provision of law, statute, rule or regulation in any material respect, or of the certificate or articles of incorporation, partnership agreements or other constitutive documents or by-laws of Holdings, any Borrower or any Subsidiary, (B) any order of any Governmental Authority or (C) any provision of any indenture, agreement or other instrument to which Holdings, any Borrower or any Subsidiary is a party or by which any of them or any of their property is or may be bound in any material respect, (ii) or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any such indenture, agreement or other instrument or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by Holdings, any Borrower or any Subsidiary (other than any Lien created hereunder or under the Security Documents).

SECTION 3.03. Enforceability. This Agreement has been duly executed and delivered by Holdings and each Borrower and constitutes, and each other Loan Document when executed and delivered by each Loan Party party thereto will constitute, a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, moratorium and other similar laws relating to or affecting creditors’ rights generally and to general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

SECTION 3.04. Governmental Approvals. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the Transactions, except (a) for the filing of Uniform Commercial Code financing statements and filings with the United States Patent and Trademark Office and the United States Copyright Office, (b) for such as have been made or obtained and are in full force and effect and (c) where the failure to obtain such consent or approval to make such registration or filing or other action, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

SECTION 3.05. Financial Statements. The U.S. Borrower has heretofore furnished to the Lenders its consolidated balance sheets and statements of income, stockholder’s equity and cash flows as of and for the fiscal year ended December 31, 2007, audited by and accompanied by the opinion of KPMG LLP, independent public accountants. Such financial statements present fairly the financial condition and results of operations and cash flows of the U.S. Borrower and its consolidated Subsidiaries as of such date and for such period. Such balance sheets and the notes thereto disclose all material liabilities, direct or contingent, of the U.S. Borrower and its consolidated Subsidiaries as of the date thereof. Such financial statements were prepared in accordance with GAAP applied on a consistent basis.

SECTION 3.06. No Material Adverse Change. No event, change or condition has occurred that has had a material adverse effect on the business, assets, operations or financial condition, of Holdings, the U.S. Borrower and the Subsidiaries, taken as a whole, since December 31, 2005.

SECTION 3.07. Title to Properties. Each of Holdings, each Borrower and the Subsidiaries has good and marketable title to, or valid leasehold interests in, all its material properties and assets necessary for the conduct of its business, except for minor defects in title that do not interfere in any material respect with its ability to conduct its business as currently conducted or to utilize such properties and assets for their intended purposes. All such material properties and assets are free and clear of Liens, other than Liens expressly permitted by Section 6.02.

SECTION 3.08. Subsidiaries. Schedule 3.08 sets forth as of the Second Restatement Date a list of all subsidiaries of Holdings, the percentage ownership interest of Holdings, the U.S. Borrower or other Subsidiaries therein and, if applicable, whether such Subsidiary is an Immaterial Subsidiary or an Investment Subsidiary. The shares of capital stock or other ownership interests so indicated on Schedule 3.08 are fully paid and non-assessable and are owned by Holdings or the U.S. Borrower, directly or indirectly, free and clear of all Liens (other than Liens created under the Security Documents).

SECTION 3.09. Litigation; Compliance with Laws. (a) Except as set forth on Schedule 3.09, there are not any actions, suits or proceedings at law or in equity or by or before any Governmental Authority now pending or, to the knowledge of Holdings or any Borrower, threatened against or affecting Holdings or any Borrower or any Subsidiary or any business, property or rights of any such person (i) that involve any Loan Document or the Transactions or (ii) that could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

(b) Since the Second Restatement Date, there has been no change in the status of the matters disclosed on Schedule 3.09 that, individually or in the aggregate, has resulted in, or materially increased the likelihood of, a Material Adverse Effect.

(c) None of Holdings, the U.S. Borrower or any of the Subsidiaries or any of their respective material properties or assets is in violation of, nor will the continued operation of their material properties and assets as currently conducted violate, any law, rule or regulation, or is in default with respect to any judgment, writ, injunction, decree or order of any Governmental Authority, where such violation or default could reasonably be expected to result in a Material Adverse Effect.

SECTION 3.10. Agreements. None of Holdings, the U.S. Borrower or any of the Subsidiaries is in default in any manner under any provision of any indenture or other agreement or instrument evidencing Material Indebtedness, or any other material agreement or instrument to which it is a party or by which it or any of its properties or assets are or may be bound, where such default could reasonably be expected to result in a Material Adverse Effect.

SECTION 3.11. Federal Reserve Regulations. (a) None of Holdings, the U.S. Borrower or any of the Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of buying or carrying Margin Stock.

(b) No part of the proceeds of any Loan or any Letter of Credit will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, for any purpose that entails a violation of the provisions of Regulation T, U or X.

SECTION 3.12. Investment Company Act. None of Holdings, the U.S. Borrower or any Subsidiary (other than any Investment Subsidiary) is an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940, as amended.

SECTION 3.13. Use of Proceeds. The Borrowers will use the proceeds of the Revolving Loans, Other Revolving Loans and Swingline Loans and will request the issuance of Letters of Credit only for working capital and other general corporate purposes.

SECTION 3.14. Tax Returns. Each of Holdings, the U.S. Borrower and the Subsidiaries has filed or caused to be filed all Federal and all material state, local and foreign tax returns or materials required to have been filed by it and has paid or caused to be paid all material taxes due and payable by it and all material assessments received by it, except taxes that are being contested in good faith by appropriate proceedings and for which Holdings, the U.S. Borrower or such Subsidiary, as applicable, shall have set aside on its books adequate reserves.

SECTION 3.15. No Material Misstatements. None of (a) the Confidential Information Memorandum or (b) any other information, report, financial statement, exhibit or schedule furnished in writing by or on behalf of Holdings or any Borrower to the Administrative Agent or any Lender in connection with the negotiation of any Loan Document or included therein or delivered pursuant thereto contained, contains or will contain any material misstatement of fact or omitted, omits or will omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were, are or will be made, not materially misleading as of the time when made or delivered; provided that to the extent any such information, report, financial statement, exhibit or schedule was based upon or constitutes a forecast or projection, each of Holdings and each Borrower represents only that it acted in good faith and utilized reasonable assumptions and due care in the preparation of such information, report, financial statement, exhibit or schedule.

SECTION 3.16. Employee Benefit Plans. (a) Each of the U.S. Borrower and its ERISA Affiliates is in compliance in all material respects with the applicable provisions of ERISA and the Code and the regulations and published interpretations thereunder except for such non-compliance as could not reasonably be expected to result in a Material Adverse Effect. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events, could reasonably be expected to result in a Material Adverse Effect. The present value of all benefit liabilities under all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the last annual valuation dates applicable thereto, exceed the fair market value of the assets of all such underfunded Plans by an amount that could reasonably be expected to result in a Material Adverse Effect.

(b) Each Foreign Pension Plan is in compliance in all material respects with all requirements of law applicable thereto and the respective requirements of the governing documents for such plan except to the extent such non-compliance could not reasonably be expected to result in a Material Adverse Effect. With respect to each Foreign Pension Plan, none of Holdings, the U.S. Borrower, the Subsidiaries or any of their respective directors, officers, employees or agents has engaged in a transaction that subject Holdings, the U.S. Borrower or any of the Subsidiaries, directly or indirectly, to a tax or civil penalty that could reasonably be expected to have a Material Adverse Effect. With respect to each Foreign Pension Plan, reserves have been established in the financial statements furnished to Lenders in respect of any unfunded liabilities in accordance with applicable law and prudent business practice or, where required, in accordance with ordinary accounting practices in the jurisdiction in which such Foreign Pension Plan is maintained, except for such failure as could not reasonably be expected to result in a Material Adverse Effect. The aggregate unfunded liabilities, with respect to such Foreign Pension Plans could not reasonably be expected to result in a Material Adverse Effect. There are no actions, suits or claims (other than routine claims for benefits) pending or threatened against Holdings or any of its Affiliates with respect to any Foreign Pension Plan which could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

SECTION 3.17. Insurance. The U.S. Borrower and its Subsidiaries have insurance in such amounts and covering such risks and liabilities as are in accordance with normal industry practice.

SECTION 3.18. Security Documents. (a) The Collateral Agreement, upon execution and delivery thereof by the parties thereto, will create in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral (as defined in the Collateral Agreement) and the proceeds thereof, and (i) assuming the Collateral Agent maintains possession of the Pledged Collateral (as defined in the Collateral Agreement), the Lien created under Collateral Agreement shall constitute a fully perfected first priority Lien on, and security interest in, all right, title and interest of the Loan Parties in such Pledged Collateral, in each case prior and superior in right to any other person, and (ii) when financing statements in appropriate form are filed in the offices specified on Schedule 3.18(a), the Lien created under the Collateral Agreement will constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in such Collateral (other than Intellectual Property, as defined in the Collateral Agreement), in each case prior and superior in right to any other person, other than with respect to Liens expressly permitted by Section 6.02.

(b) Upon the recordation of the Collateral Agreement (or a short-form security agreement in form and substance reasonably satisfactory to the Collateral Agent) with the United States Patent and Trademark Office and the United States Copyright Office, together with the financing statements in appropriate form filed in the offices specified on Schedule 3.18(a), any Lien created under the Collateral Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in the Intellectual Property (as defined in the Collateral Agreement) in which a security interest may be perfected by filing in the

United States and its territories and possessions, in each case prior and superior in right to any other person (it being understood that subsequent recordings in the United States Patent and Trademark Office and the United States Copyright Office may be necessary to perfect a Lien on registered trademarks and patents, trademark and patent applications and registered copyrights acquired by the Loan Parties after the date hereof).

ARTICLE IV

Conditions of Lending

SECTION 4.01. All Credit Events. The obligations of the Lenders (including the Swingline Lenders) to make Loans and of the Issuing Bank to issue, amend, extend or renew any Letter of Credit (each such event being called a “Credit Event”) are subject to the satisfaction of the following conditions on the date of each Credit Event:

(a) The Administrative Agent shall have received a notice of such Borrowing as required by Section 2.03 (or such notice shall have been deemed given in accordance with Section 2.03) or, in the case of the issuance, amendment, extension or renewal of a Letter of Credit, the Issuing Bank and the Administrative Agent shall have received a notice requesting the issuance, amendment, extension or renewal of such Letter of Credit as required by Section 2.23(b) or, in the case of the Borrowing of a Swingline Loan, the applicable Swingline Lender shall have received a notice requesting such Swingline Loan as required by Section 2.22(b).

(b) The representations and warranties set forth in Article III hereof and in each other Loan Document shall be true and correct in all material respects on and as of the date of such Credit Event with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date.

(c) At the time of and immediately after such Credit Event, no Event of Default or Default shall have occurred and be continuing.

Each Credit Event shall be deemed to constitute a representation and warranty by each Borrower and Holdings on the date of such Credit Event as to the matters specified in paragraphs (b) and (c) of this Section 4.01.

SECTION 4.02. Second Restatement Date. The effectiveness of the amendment and restatement of the Existing Credit Agreement is subject to the satisfaction of the following conditions:

(a) The Administrative Agent shall have received, on behalf of itself, the Lenders and the Issuing Bank, a favorable written opinion of (i) the General Counsel or Assistant General Counsel of the U.S. Borrower, substantially to the effect set forth in Exhibit J-1, (ii) Simpson Thacher & Bartlett LLP, counsel for Holdings and the Borrowers, substantially to the effect set forth in Exhibit J-2, and (iii) each foreign counsel listed on Schedule 4.02(a), substantially to the effect set forth in Exhibit J-3, in each case (A) dated on the Second Restatement Date, (B) addressed to the Issuing Bank, the Administrative Agent and the Lenders, and (C) covering such other matters relating to the Loan Documents and the Transactions as the Administrative Agent shall reasonably request, and Holdings and the Borrowers hereby request such counsel to deliver such opinions.

(b) The Administrative Agent shall have received (i) a copy of the certificate, articles of incorporation or partnership agreement (or comparable organizational document), including all amendments thereto, of each Loan Party, certified as of a recent date by the Secretary of State (or comparable entity) of the jurisdiction of its organization, and a certificate as to the good standing (where such concept is applicable) of each Loan Party as of a recent date, from such Secretary of State (or comparable entity); (ii) a certificate of the Secretary or Assistant Secretary of each Loan Party dated on the Second Restatement Date and certifying (A) that attached thereto is a true and complete copy of the by-laws (or comparable organizational document) of such Loan Party as in effect on the Second Restatement Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors or partners (or comparable governing body) of such Loan Party authorizing the execution, delivery and performance of the Loan Documents to which such person is a party and, in the case of the Borrowers, the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate, articles of incorporation or partnership agreement (or comparable organizational document) of such Loan Party have not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i) above, and (D) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party; (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (ii) above; and (iv) such other documents as the Administrative Agent may reasonably request.

(c) The Administrative Agent shall have received a certificate, dated on or shortly prior to the Second Restatement Date and signed by a Responsible Officer of the U.S. Borrower, confirming compliance with the conditions precedent set forth in paragraph (g) of this Section 4.02.

(d) The Administrative Agent shall have received all Fees, including the Amendment Fees, and other amounts due and payable on or prior to the Second Restatement Date, including, to the extent invoiced prior to the Second Restatement Date, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrowers hereunder or under any other Loan Document.

(e) The Security Documents, including the Collateral Agreement and all other documents required by Section 5.09, shall have been duly executed by each Loan Party that is to be a party thereto and shall be in full force and effect on the Second Restatement Date, and all the Pledged Collateral (as defined therein) shall have been duly and validly pledged thereunder, to the extent required thereby, to the Collateral Agent for the ratable benefit of the Secured Parties, and certificates representing such Pledged Collateral, to the extent such Pledged Collateral is evidenced by certificated securities, accompanied by instruments of transfer and stock powers endorsed in blank, shall be in the actual possession of the Collateral Agent. The Collateral Agent on behalf of the Secured Parties shall have a security interest in the Collateral of the type and priority described in each Security Document upon completion of the filings or other actions referred to therein.

(f) The Collateral Agent shall have received a Perfection Certificate with respect to the Loan Parties dated the Second Restatement Date and duly executed by a Responsible Officer of Holdings, and shall have received the results of a search of the Uniform Commercial Code filings (or equivalent filings) made with respect to Holdings, the U.S. Borrower and the Subsidiary

Guarantors in the states of organization of such persons as indicated on such Perfection Certificate, together with copies of the financing statements (or similar documents) disclosed by such search, and accompanied by evidence satisfactory to the Collateral Agent that the Liens indicated in any such financing statement (or similar document) would be permitted under Section 6.02 or have been or will be contemporaneously released or terminated.

(g) (i) The representations and warranties set forth in Article III shall be true and correct in all material respects on the Second Restatement Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, and (ii) no Default or Event of Default shall have occurred and be continuing.

(h) The U.S. Borrower shall have made a voluntary prepayment of $100,000,000 aggregate principal amount of Tranche A Loans and/or Tranche A-1 Loans at par, together with accrued and unpaid interest thereon, which prepayment shall be allocated between such tranches as the U.S. Borrower may direct (but in no event ratably more to the Tranche A-1 Loans) and applied to reduce scheduled installments of principal thereof in the direct order of maturity (the “Second Restatement Date Prepayment”).

ARTICLE V

Affirmative Covenants

Each of Holdings and each Borrower covenants and agrees with each Lender that so long as this Agreement shall remain in effect and until the Commitments have been terminated and the principal of and interest on each Loan, all Fees and all other expenses or amounts payable under any Loan Document shall have been paid in full and all Letters of Credit have been canceled or have expired and all amounts drawn thereunder have been reimbursed in full, unless the Required Lenders shall otherwise consent in writing, each of Holdings and each Borrower will, and will cause each of the Subsidiaries to:

SECTION 5.01. Existence; Businesses and Properties. (a) Do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence, except as otherwise expressly permitted under Section 6.04.

(b) Except as could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect: (i) do or cause to be done all things necessary to obtain, preserve, renew, extend and keep in full force and effect the rights, licenses, permits, franchises, authorizations, patents, copyrights, trademarks and trade names necessary to the conduct of its business; (ii) comply in all material respects with all applicable laws, rules, regulations and decrees and orders of any Governmental Authority, including Environmental Laws, whether now in effect or hereafter enacted; and (iii) at all times maintain and preserve all property necessary to the conduct of such business and keep such property in good repair, working order and condition and from time to time make, or cause to be made, all needful and proper repairs, renewals, additions, improvements and replacements thereto necessary in order that the business carried on in connection therewith may be properly conducted at all times.

SECTION 5.02. Insurance. Keep its insurable properties adequately insured at all times by financially sound and reputable insurers; maintain such other insurance, to such extent and against such risks, including fire and other risks insured against by extended coverage, as is customary with companies in the same or similar businesses operating in the same or similar locations, including public liability insurance against claims for personal injury or death or property damage occurring upon, in, about or in connection with the use of any properties owned, occupied or controlled by it; and maintain such other insurance as may be required by law.

SECTION 5.03. Obligations and Taxes. Pay its Material Indebtedness and other material obligations promptly and in accordance with their terms and pay and discharge promptly when due all material taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property, before the same shall become delinquent or in default, as well as all lawful material claims for labor, materials and supplies or otherwise that, if unpaid, might give rise to a Lien upon such properties or any part thereof; provided, however, that such payment and discharge shall not be required with respect to any such tax, assessment, charge, levy or claim so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings and the U.S. Borrower shall have set aside on its books adequate reserves with respect thereto in accordance with GAAP and such contest operates to suspend collection of the contested obligation, tax, assessment or charge and enforcement of a Lien.

SECTION 5.04. Financial Statements, Reports, etc. In the case of Holdings, furnish to the Administrative Agent (which shall furnish such statements, certificates or other documents received pursuant to this Section 5.04 to each Lender and Issuing Bank):

(a) within 90 days after the end of each fiscal year, its consolidated balance sheet and related statements of income, stockholders’ equity and cash flows showing the financial condition of Holdings and its consolidated subsidiaries as of the close of such fiscal year and the results of its operations and the operations of such consolidated subsidiaries during such year, together with comparative figures for the immediately preceding fiscal year, all audited by KPMG LLP or other independent public accountants of recognized national standing and accompanied by an opinion of such accountants (which shall not be qualified in any material respect) to the effect that such consolidated financial statements fairly present the financial condition and results of operations of Holdings and its consolidated subsidiaries on a consolidated basis in accordance with GAAP consistently applied;

(b) within 45 days after the end of each of the first three fiscal quarters of each fiscal year, its consolidated balance sheet and related statements of income, stockholders’ equity and cash flows showing the financial condition of Holdings and its consolidated subsidiaries as of the close of such fiscal quarter and the results of its operations and the operations of such consolidated subsidiaries during such fiscal quarter and the then elapsed portion of the fiscal year, and comparative figures for the same periods in the immediately preceding fiscal year, all certified by one of its Financial Officers as fairly presenting the financial condition and results of operations of Holdings and its consolidated subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments;

(c) concurrently with any delivery of financial statements under paragraph (a) or (b) above, a certificate of a Financial Officer (i) certifying that no Event of Default or Default has occurred or, if such an Event of Default or Default has occurred, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto, (ii) setting forth the calculation and uses of the Available Acquisition Amount and the Available Investment Amount for the fiscal period then ended, and (iii) setting forth computations in reasonable detail satisfactory to the Administrative Agent demonstrating compliance with the covenants contained in Sections 6.08 and 6.09 and, in the case of a certificate delivered with the financial statements required by paragraph (b) above for the period ending on June 30 of each year, setting forth Holdings’ calculation of Excess Cash Flow;

(d) concurrently with any delivery of financial statements under clause (a) above, a certificate of the accounting firm that reported on such financial statements stating whether they obtained knowledge during the course of their examination of such financial statements of any Default or Event of Default (which certificate may be limited to the extent required by accounting rules or guidelines);

(e) no later than 60 days after the end of each fiscal year of Holdings, a detailed consolidated budget for the then current fiscal year (including a projected consolidated balance sheet and related statements of projected operations and cash flows as of the end of and for such fiscal year and setting forth the assumptions used for purposes of preparing such budget) and, promptly when available, any significant revisions of such budget;

(f) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by Holdings, the U.S. Borrower or any Subsidiary with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, or distributed to its shareholders, as the case may be;

(g) promptly after the receipt thereof by Holdings or the U.S. Borrower or any of their respective subsidiaries, a copy of any “management letter” received by any such person from its certified public accountants and the management’s response thereto;

(h) promptly, following a request by any Lender, provide all documentation and other information that such Lender reasonably requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act; and

(i) promptly, from time to time, such other information regarding the operations, business affairs and financial condition of Holdings, the U.S. Borrower or any Subsidiary, or compliance with the terms of any Loan Document, as the Administrative Agent or any Lender may reasonably request.

SECTION 5.05. Litigation and Other Notices. Furnish to the Administrative Agent (which shall furnish such notice to each Lender and Issuing Bank) prompt written notice of the following:

(a) any Event of Default or Default, specifying the nature and extent thereof and the corrective action (if any) taken or proposed to be taken with respect thereto;

(b) the filing or commencement of, or any threat or notice of intention of any person to file or commence, any action, suit or proceeding, whether at law or in equity or by or before any Governmental Authority, against Holdings, the U.S. Borrower or any Subsidiary that could reasonably be expected to result in a Material Adverse Effect; and

(c) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of Holdings, the U.S. Borrower and the Subsidiaries in an aggregate amount exceeding $15,000,000; and

(d) any other development that has resulted in, or could reasonably be expected to result in, a Material Adverse Effect.

SECTION 5.06. Information Regarding Collateral. (a) Furnish to the Administrative Agent prompt written notice of any change (i) in any Loan Party’s corporate name, (ii) in the jurisdiction of organization or formation of any Loan Party, (iii) in any Loan Party’s identity or corporate structure or (iv) in any Loan Party’s Federal Taxpayer Identification Number. Holdings and the U.S. Borrower agree not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral.

(b) In the case of Holdings and the U.S. Borrower, each year, at the time of delivery of the annual financial statements with respect to the preceding fiscal year pursuant to Section 5.04(a), deliver to the Administrative Agent a certificate of a Financial Officer setting forth the information required pursuant to Section 2 of the Perfection Certificate or confirming that there has been no change in such information since the date of the Perfection Certificate delivered on the Second Restatement Date or the date of the most recent certificate delivered pursuant to this Section 5.06. Each certificate delivered pursuant to this Section 5.06(b) shall identify in the format of Schedule III to the Collateral Agreement all material Intellectual Property (as defined in the Collateral Agreement) of any of Holdings, the U.S. Borrower and the Subsidiary Guarantors in existence on the date thereof and not then listed on such Schedule or previously so identified to the Administrative Agent or Collateral Agent.

SECTION 5.07. Maintaining Records; Access to Properties and Inspections. Keep proper books of record and account in which full, true and correct entries in conformity with GAAP and all material requirements of law are made of all dealings and transactions in relation to its business and activities. Each Loan Party will, and will cause each of its Subsidiaries to, permit any representatives designated by the Administrative Agent or any Lender to visit and inspect the financial records and the properties of Holdings, the U.S. Borrower or any Subsidiary at reasonable times and as often as reasonably requested and to make extracts from and copies of such financial records, and permit any representatives designated by the Administrative Agent or any Lender to discuss the affairs, finances and condition of Holdings, the U.S. Borrower or any Subsidiary with the officers thereof and independent accountants therefor. Without limiting the foregoing, Holdings and the U.S. Borrower agree to discuss their affairs, finances and condition in conference calls with Lenders at such times and at such intervals (but no more frequently than on a quarterly basis within one week after the date of delivery of financial statements required by Sections 5.04(a) and (b)) as shall be requested in writing by the Administrative Agent or the Required Lenders.

SECTION 5.08. Use of Proceeds. Use the proceeds of the Loans and request the issuance of Letters of Credit only for the purposes described in Section 3.13.

SECTION 5.09. Further Assurances. (a) Execute any and all further documents, financing statements, agreements and instruments, and take all further action (including filing Uniform Commercial Code and other financing statements) that may be required under applicable law, or that the Required Lenders, the Administrative Agent or the Collateral Agent may reasonably request, in order to effectuate the transactions contemplated by the Loan Documents and in order to grant, preserve, protect and perfect the validity and priority of the security interests created or intended to be created by the Security Documents. The U.S. Borrower will cause any subsequently acquired or organized Significant Domestic Subsidiary (other than an Immaterial Subsidiary, an Investment Subsidiary, a Securitization Subsidiary, a Specified Subsidiary and the Purchaser), or any Domestic Subsidiary that ceases to be an Immaterial Subsidiary, an Investment Subsidiary or a Specified Subsidiary and qualifies as a Significant Domestic Subsidiary, to become party to the Collateral Agreement and each other applicable Security Document in favor of the Collateral Agent; provided that no such Significant Domestic Subsidiary that is not “100% owned” (as defined in Rule 3-10(h)(i) of Regulation S-X of Securities Act of 1933) shall be required at any time to Guarantee any of the Obligations to the extent that such a Guarantee would, directly or indirectly, result in Holdings or the U.S. Borrower being required to file separate financial statements of each of the Subsidiary Guarantors with the SEC and such separate financial statements are not otherwise being provided to the SEC at such time; provided, further, that the Guarantee of any Obligations by any such Significant Domestic Subsidiary shall be automatically released if such release is necessary to comply with the immediately preceding proviso.

(b) Within five Business days of the consummation of the Foreign Restructuring Transaction, or as may be extended in the sole discretion of the Administrative Agent, cause Relam, the U.K. Borrower and, to the extent included as part of the Foreign Restructuring Transaction, the Canadian Borrower to Guarantee the Obligations of the Borrowers (other than the U.S. Borrower), on terms and conditions reasonably satisfactory to the Administrative Agent.

ARTICLE VI

Negative Covenants

Each of Holdings and each Borrower covenants and agrees with each Lender that, so long as this Agreement shall remain in effect and until the Commitments have been terminated and the principal of and interest on each Loan, all Fees and all other expenses or amounts payable under any Loan Document have been paid in full and all Letters of Credit have been cancelled or have expired and all amounts drawn thereunder have been reimbursed in full, unless the Required Lenders shall otherwise consent in writing:

SECTION 6.01. Indebtedness. Holdings and the Borrowers will not cause or permit any of the Non-Guarantor Subsidiaries to incur, create, assume or permit to exist any Indebtedness, except:

(a) Indebtedness existing on the First Restatement Date and set forth in Schedule 6.01(a) and any extensions, renewals or replacements of such Indebtedness to the extent the principal amount of such Indebtedness is not increased, neither the final maturity nor the weighted average life to maturity of such Indebtedness is shortened, such Indebtedness, if subordinated to the Obligations, remains so subordinated on terms no less favorable to the Lenders, and the obligors in respect of such Indebtedness at the time of such refinancing remain the only obligors thereon;

(b) intercompany Indebtedness of the Non-Guarantor Subsidiaries to the extent permitted by Section 6.03(c);

(c) Indebtedness under Performance Bonds or with respect to workers’ compensation claims, in each case incurred in the ordinary course of business;

(d) Melody Permitted Indebtedness, Indebtedness under the CBRE Loan Arbitrage Facility, Exempt Construction Loans, Indebtedness in respect of any Permitted Receivables Securitization and Non-Recourse Indebtedness; and

(e) Non-Guarantor Subsidiaries may incur Indebtedness at any time if, after giving effect thereto, the aggregate principal amount of all Indebtedness incurred by Non-Guarantor Subsidiaries pursuant to this paragraph (e) and outstanding at such time does not exceed 5% of Total Assets at such time.

SECTION 6.02. Liens. Holdings and the Borrowers will not, nor will they cause or permit any of the Subsidiaries to, create, incur, assume or permit to exist any Lien on any property or assets (including Equity Interests or other securities of any person, including any Subsidiary) now owned or hereafter acquired by it or on any income or revenues or rights in respect of any thereof, except:

(a) Liens on property or assets of the U.S. Borrower and its Subsidiaries existing on the First Restatement Date and set forth in Schedule 6.02(a); provided that such Liens shall secure only those obligations which they secure on the date hereof and extensions, renewals and replacements thereof permitted hereunder;

(b) any Lien created under the Loan Documents;

(c) any Lien existing on any property or asset prior to the acquisition thereof by the U.S. Borrower or any Subsidiary; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition, and (ii) such Lien does not apply to any other property or assets of the U.S. Borrower or any Subsidiary;

(d) Liens for taxes, fees, assessments or other governmental charges not yet due or which are being contested in compliance with Section 5.03;

(e) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business and securing obligations that are not due and payable or which are being contested in compliance with Section 5.03;

(f) pledges and deposits made in the ordinary course of business in compliance with workmen’s compensation, unemployment insurance and other social security laws or regulations;

(g) deposits to secure the performance of bids, trade contracts (other than for Indebtedness), leases (other than Capital Lease Obligations), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

(h) zoning restrictions, easements, rights-of-way, restrictions on use of real property and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount and do not materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of the U.S. Borrower or any of its Subsidiaries;

(i) Liens arising out of judgments or awards in respect of which Holdings, the U.S. Borrower or any of the Subsidiaries shall in good faith be prosecuting an appeal or proceedings for review in respect of which there shall be secured a subsisting stay of execution pending such appeal or proceedings; provided that the aggregate amount of all such judgments or awards (and any cash and the fair market value of any property subject to such Liens) does not exceed $25,000,000 at any time outstanding;

(j) Liens on investments made by Melody in connection with the Melody Loan Arbitrage Facility to secure Indebtedness under the Melody Loan Arbitrage Facility, if such investments were acquired by Melody with the proceeds of such Indebtedness;

(k) Liens on investments made by the U.S. Borrower or CBRE Inc. in connection with the CBRE Loan Arbitrage Facility to secure Indebtedness under the CBRE Loan Arbitrage Facility, if such investments were acquired by the U.S. Borrower or CBRE Inc., as the case may be, with the proceeds of such Indebtedness;

(l) Liens on mortgage loans originated and owned or held by Melody or any Mortgage Banking Subsidiary pursuant to any Melody Mortgage Warehousing Facility or the Melody Repo Arrangement, and Liens in connection with Melody Lending Program Securities;

(m) Liens on Receivables securing any Permitted Receivables Securitization;

(n) any Lien existing on any property or asset of any person that exists at the time such person becomes a Subsidiary; provided that (i) such Lien was not created in contemplation of or in connection with such acquisition and (ii) such Lien does not apply to any property or assets of the U.S. Borrower or any other Subsidiary;

(o) Liens arising solely by virtue of any statutory, common law or contractual provision relating to bankers’ liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution or relating to Liens on brokerage accounts;

(p) Liens on the assets or Equity Interests of an Investment Subsidiary to secure Exempt Construction Loans, Non-Recourse Indebtedness and Guarantees thereof; and

(q) other Liens not permitted by the foregoing; provided that, at the time of the incurrence thereof, neither the obligations secured thereby nor the aggregate fair market value of the assets subject thereto shall exceed 5% of Total Assets at the time (provided further that no Lien may be incurred by a Loan Party pursuant to this paragraph (q) if, at the time thereof and after giving effect thereto, the obligations secured by all such Liens incurred by Loan Parties pursuant to this paragraph (q) or the fair market value of the assets subject thereto would exceed 2.5% of Total Assets at the time).

SECTION 6.03. Investments, Loans and Advances. Holdings and the Borrowers will not, nor will they cause or permit any of the Subsidiaries to, purchase, hold or acquire any Equity Interests, evidences of indebtedness or other securities of, make or permit to exist any loans or advances to, or make or permit to exist any investment or any other interest in, any other person (other than investments in insurance contracts pursuant to the Deferred Compensation Plan), except:

(a) (i) investments by Holdings, the U.S. Borrower and the Subsidiaries existing on the First Restatement Date in the Equity Interests of the U.S. Borrower and the Subsidiaries (other than D&I Subsidiaries), (ii) additional investments by Holdings, the U.S. Borrower and the Subsidiaries in the Equity Interests of the Loan Parties (other than Melody or any Investment Subsidiary, except to the extent such investments are made in the ordinary course of business or are being made through Melody or such Investment Subsidiary as part of a series of substantially concurrent transactions involving an investment in another Person that is separately permitted by this Section 6.03); provided that, any such Equity Interests held by Holdings, the U.S. Borrower or any Subsidiary Guarantor shall be pledged pursuant to the Collateral Agreement to the extent required thereby (provided that no Loan Party shall be required to pledge more than 65% of the voting Equity Interests of any Foreign Subsidiary to secure Domestic Obligations); and (iii) the transfers of Equity Interests contemplated by the definition of the term Foreign Restructuring Transaction in connection with the consummation thereof;

(b) Permitted Investments;

(c) loans or advances made by (i) any Loan Party to any other Loan Party or (ii) any Non-Guarantor Subsidiary to any other Non-Guarantor Subsidiary or any Loan Party; provided, however, that no Loan Party shall make any loan or advance to Melody or any Investment Subsidiary, except (A) loans and advances (including pursuant to intercompany cash management arrangements) made in the ordinary course of business) and (B) loans or advances made through Melody or such Investment Subsidiary as part of a series of substantially concurrent transactions involving an investment in another Person that is separately permitted by this Section 6.03;

(d) investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;

(e) Holdings, the U.S. Borrower and the Subsidiaries may make loans and advances in the ordinary course of business to their respective employees for moving, arrival, promotion or retention incentives, entertainment and travel expenses, drawing accounts and similar expenditures;

(f) the Borrowers and the Subsidiaries may enter into Hedging Agreements that are not speculative in nature;

(g) the U.S. Borrower or any Subsidiary may acquire all or substantially all the assets of a person or line of business of such person, or all or substantially all of the Equity Interests of a person that as a result becomes a wholly owned Subsidiary (referred to herein as the “Acquired Entity”); provided that (i) such acquisition was not preceded by an unsolicited tender offer for such Equity Interests by, or proxy contest initiated by, Holdings, the U.S. Borrower or any Subsidiary; (ii) the Acquired Entity shall be a going concern and shall be in a similar line of business as that of the U.S. Borrower and the Subsidiaries as conducted during the current and most recent calendar year; and (iii) at the time of such transaction (A) both before and after giving effect thereto, no Event of Default or Default shall have occurred and be continuing; (B) Holdings would be in Pro Forma Compliance, as evidenced by a certificate of a Financial Officer of Holdings which shall have been prepared in good faith and based on reasonably detailed written assumptions; (C) after giving effect to such acquisition, there must be at least $40,000,000 of unused and available Revolving Credit Commitments; and (D) the aggregate consideration paid in connection with all such acquisitions pursuant to this Section 6.03(g)

(including any Indebtedness of the Acquired Entity that is assumed by the U.S. Borrower or any Subsidiary following such acquisition and the amount of any forgivable loan to the Acquired Entity) shall not exceed an amount equal to the sum of (i) $300,000,000 and (ii) the Available Acquisition Amount (any acquisition of an Acquired Entity meeting all the criteria of this Section 6.03(g) being referred to herein as a “Permitted Acquisition”);

(h) investments made by Melody and its subsidiaries in connection with the Melody Loan Arbitrage Facility, any Melody Mortgage Warehousing Facility, the Melody Repo Arrangement or Melody Lending Program Securities;

(i) investments made by the U.S. Borrower and CBRE Inc. in connection with the CBRE Loan Arbitrage Facility;

(j) investments to the extent consisting of noncash consideration received in connection with a sale of assets permitted by Section 6.04;

(k) investments by Holdings, the U.S. Borrower and the Subsidiaries existing on the First Restatement Date and listed on Schedule 6.03(k);

(l) extensions of credit in the nature of accounts receivable or notes receivable arising from the sale or lease of goods and services in the ordinary course of business;

(m) investments in, and loans and advances to, the DUS Subsidiary in an aggregate amount (determined without regard to any write-downs or write-offs of such investments, loans and advances) not to exceed $20,000,000 in the aggregate outstanding at any time;

(n) advances made by Melody, by an Affiliate of Melody or on behalf of Melody, or through Melody’s servicing joint venture, in each case in such person’s role as “master servicer” with respect to certain collateralized mortgage-backed securities or collateralized debt obligations (“CMBS”), so long as (i) such advances are funded by drawings under a Melody Mortgage Warehousing Facility (as amended for this purpose) or other similar lending facilities established for such purposes and (ii) the repayment of such advances and the practices and protections afforded in connection therewith are consistent with market terms typically applicable to such master servicer advances (including superpriority of payment and/or guarantees applicable to such CMBS);

(o) investments arising in connection with any Permitted Receivables Securitization;

(p) investments in, and loans and advances to, the D&I Subsidiaries so long as the aggregate amount of investments, loans and advances made (whether before, on or after the First Restatement Date) in or to the D&I Subsidiaries and outstanding under this paragraph (p) at any time (determined without regard to any write-downs or write-offs thereof, but net of all returns of capital or principal thereon) does not exceed the sum of (i) the aggregate amount of such investments, loans and advances set forth on Schedule 6.03(p) and (ii) $250,000,000;

(q) after satisfaction of the Purchaser Funding Condition, Holdings, the U.S. Borrower and the Subsidiaries may from time to time make loans or advances to or other investments in the Purchaser; provided that (i) at the time of such loan, advance or other investment, the Purchaser shall have initiated an Auction, and Holdings shall cause the Purchaser to use such shares of Common Stock or cash proceeds promptly to purchase Purchased Loans in accordance with the

Purchaser Agreement (or, to the extent Term Loans will not be purchased in such Auction, cause such proceeds to be returned to the Holdings, the U.S. Borrower or such Subsidiary, as applicable), (ii) immediately prior to and after giving effect to the making of such loan, advance or other investment, no Default or Event of Default shall have occurred and be continuing, (iii) no Revolving Loans or Swingline Loans may be borrowed for the purpose of funding any such loan, advance or other investment in cash, (iv) if such loan, advance or other investment shall be made in cash, the Liquidity Condition shall be satisfied as of the date hereof and after giving effect thereto and (v) Holdings shall have the capacity to make Restricted Payments pursuant to Section 6.05(b) (each such loan, advance or other investment being deemed to have utilized, on a dollar-for-dollar basis, such basket unless and until returned to Holdings, the U.S. Borrower or such Subsidiary, as applicable, pursuant to clause (i) above; provided that each such loan, advance or other investment in cash funded with the Borrower’s Portion of Specified Subordinated Indebtedness Proceeds or the Net Cash Proceeds from the issuance of Junior Capital shall not be subject to the restriction of this clause (v) and shall not be deemed to be utilization of such basket); and

(r) in addition to investments permitted by paragraphs (a) through (q) above, additional investments, loans and advances by the U.S. Borrower and the Subsidiaries so long as the aggregate amount invested, loaned or advanced pursuant to this paragraph (r) on or after the First Restatement Date (determined without regard to any write-downs or write-offs of such investments, loans and advances, but net of all returns of capital or principal thereon) does not exceed the sum of (i) $200,000,000 and (ii) the Available Investment Amount.

Notwithstanding anything to the contrary in this Section 6.03, the ability of the U.S. Borrower or any Subsidiary to make Permitted Acquisitions pursuant to paragraph (g) above and additional investments pursuant to paragraph (r) above, in each case after the Second Restatement Date, shall be limited to $150,000,000 in the aggregate (net of all returns of capital or principal in respect of investments made on or after the First Restatement Date pursuant to paragraph (r) above) if at the time of any such Permitted Acquisition or additional investment, as applicable, and after giving effect thereto, the Leverage Ratio as of the last day of the most recent preceding fiscal quarter for which financial statements are available was greater than or equal to 3.00 to 1.00; provided that there shall be excluded from this restriction (i) all amounts committed for Permitted Acquisitions or such additional investments prior to the Second Restatement Date and set forth in Schedule 6.03 that have not yet been paid and (ii) Permitted Acquisitions or such additional investments funded with the Net Cash Proceeds of any Qualified Capital Stock issued after January 1, 2009.

SECTION 6.04. Mergers, Consolidations, Sales of Assets and Acquisitions. (a) Holdings and the Borrowers will not, nor will they cause or permit any of the Subsidiaries to, merge into or consolidate with any other person, or permit any other person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or substantially all the assets (whether now owned or hereafter acquired) of the U.S. Borrower, or purchase, lease or otherwise acquire (in one transaction or a series of transactions) all or any substantial part of the assets of any other person, except that if at the time thereof and immediately after giving effect thereto no Event of Default or Default shall have occurred and be continuing (i) any Subsidiary may (x) merge into the U.S. Borrower in a transaction in which the U.S. Borrower is the surviving corporation, (y) liquidate or dissolve into the U.S. Borrower or (z) dispose of all or substantially all its assets to the U.S. Borrower, in each case, so long as no person other than the U.S. Borrower or a wholly owned Subsidiary of any Borrower receives any consideration, (ii) any Subsidiary may (x) merge into or consolidate with any other Subsidiary in a transaction in which the surviving entity is a Subsidiary, (y) liquidate or dissolve into any other Subsidiary or (z) dispose of all or substantially all of its assets to any other Subsidiary, in each case, so long as no person other than the U.S. Borrower or a wholly owned Subsidiary receives any consideration (provided that, if any party to any such transaction is a Loan Party, the surviving entity of, or transferee in, such transaction shall be a Loan Party, and provided further that, if both parties to any such transaction are Loan Parties, but one is Melody or an Investment Subsidiary, the surviving entity of, or transferee in, such transaction may not be Melody or such Investment Subsidiary), (iii) any Immaterial Subsidiary may be liquidated or dissolved and (iv) the U.S. Borrower and the Subsidiaries may make Permitted Acquisitions.

(b) Holdings and the Borrowers will not, nor will they cause or permit any of the Subsidiaries to, engage in any other Asset Sale except:

(i) (A) any such Asset Sale the consideration for which is at least 80% cash, (B) such consideration is at least equal to the fair market value of the assets being sold, transferred, leased or disposed of, and (C) except for sales of the Equity Interests of Savills plc, the fair market value of all assets sold, transferred, leased or disposed of pursuant to this clause (i) shall not exceed in any fiscal year 5% of the Total Assets as of the end of the preceding fiscal year;

(ii) sales by the U.S. Borrower or the Subsidiaries of brokerage offices, or transfers of the assets of brokerage offices and related assets, to joint ventures in the ordinary course of business; and

(iii) sales of Receivables pursuant to a Receivables Securitization; provided that (x) the material terms and conditions and the structure of such Receivables Securitization have been approved by the Administrative Agent (such approval not to be unreasonably withheld or delayed) and (y) the aggregate Receivables Securitization Amount outstanding at any time in respect of all Receivables Securitizations does not exceed $100,000,000 (any Receivables Securitization meeting the criteria of this Section 6.04(b)(iii) being referred to herein as a “Permitted Receivables Securitization”).

SECTION 6.05. Restricted Payments; Restrictive Agreements. (a) Holdings and the Borrowers will not, nor will they cause or permit any of the Subsidiaries to, declare or make, or agree to declare or make, directly or indirectly, any Restricted Payment (including pursuant to any Synthetic Purchase Agreement), or incur any obligation (contingent or otherwise) to do so; provided, however, that (i) any Subsidiary may declare and pay dividends or make other distributions ratably to its equity holders, and (ii) the U.S. Borrower may make Restricted Payments to Holdings (x) in an amount not to exceed $1,000,000 in any fiscal year, to the extent necessary to pay actual out-of-pocket general corporate and overhead expenses incurred by Holdings in the ordinary course of business and (y) in an amount necessary to pay Tax liabilities directly attributable to (or arising as a result of) the U.S. Borrower and the Subsidiaries, so long as such Restricted Payments will be used by Holdings for such purposes within 10 Business Days of the receipt thereof or returned to the U.S. Borrower.

(b) Notwithstanding paragraph (a) above but subject to paragraph (c) below, Holdings may make Restricted Payments, and the Borrowers may make Restricted Payments to Holdings to fund such Restricted Payments by Holdings (and Holdings and the Subsidiaries may agree or incur an obligation to do so), in an aggregate amount not to exceed the sum of (i) $300,000,000 and (ii) the Available Restricted Payment Amount; provided, however, that at the time thereof and after giving effect thereto, (x) no Default or Event of Default shall have occurred and be continuing and (y) Holdings would be in Pro Forma Compliance.

(c) Notwithstanding paragraph (b) above, Holdings will be prohibited from making any Restricted Payments pursuant to such paragraph on or prior to December 31, 2009. Thereafter, Holdings’ ability to make Restricted Payments pursuant to paragraph (b) above shall be blocked if, after giving effect to any proposed Restricted Payment, the Leverage Ratio would be greater than 3.00 to 1.00. Notwithstanding the foregoing, subject to the requirements of paragraph (b) above, (i) up to $100,000,000 of the basket set forth in paragraph (b) above shall be available to be used for Purchases as contemplated by Section 6.03(q)(v) and (ii) cash dividends may be paid in respect of preferred Qualified Capital Stock if the proceeds thereof were used to prepay Term Loans or fund Purchases.

(d) Holdings and the Borrowers will not, nor will they cause or permit any of the Subsidiaries to, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (i) the ability of Holdings, the U.S. Borrower or any Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets to secure the Obligations, or (ii) the ability of any Subsidiary to pay dividends or other distributions with respect to any of its Equity Interests or to make or repay loans or advances to the U.S. Borrower or any other Subsidiary or to Guarantee Indebtedness of the U.S. Borrower or any other Subsidiary; provided that (A) the foregoing shall not apply to restrictions and conditions imposed by law or by any Loan Document, (B) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder, (C) the foregoing shall not apply to restrictions and conditions imposed on any Foreign Subsidiary (other than a Borrower) by the terms of any Indebtedness of such Foreign Subsidiary permitted to be incurred hereunder, (D) clause (i) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness, (E) the foregoing shall not apply to restrictions and conditions existing on the First Restatement Date and identified on Schedule 6.05(d), (F) the foregoing shall not apply to customary restrictions on or customary conditions to the payment of dividends or other distributions on, or the creation of Liens on, Equity Interests owned by the U.S. Borrower or any Subsidiary in any joint venture or similar enterprise contained in the constitutive documents, including shareholders’ or similar agreements, of such joint venture or enterprise, (G) clause (i) of the foregoing shall not apply to customary provisions in leases and other contracts restricting the assignment thereof and (H) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to any Permitted Receivables Securitization; provided such restrictions and conditions apply solely to (i) the Receivables involved in such Permitted Receivables Securitization and (ii) any applicable Securitization Subsidiary.

(e) Notwithstanding anything to the contrary, this Section 6.05 shall not prohibit the funding of the Purchaser contemplated by Section 6.03(q) and by the Purchaser Agreement, the Purchase by the Purchaser of Purchased Loans pursuant to Auctions and the transactions between Holdings and its Subsidiaries, on the one hand, and the Purchaser and any of its Affiliates, on the other hand, contemplated hereby and by the Purchaser Agreement.

SECTION 6.06. Transactions with Affiliates. Holdings and the Borrowers will not, nor will they cause or permit any of the Subsidiaries to, except for transactions by or among Loan

Parties, sell or transfer any property or assets to, or purchase or acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates; provided that the foregoing restrictions shall not apply to (a) reasonable and customary fees paid to members of the board of directors of Holdings or any of its Subsidiaries, (b) Restricted Payments permitted under Section 6.05 and (c) transactions arising in connection with any Permitted Receivables Securitization; provided further that Holdings, the U.S. Borrower or any Subsidiary may engage in any of the foregoing transactions at prices and on terms and conditions not less favorable to Holdings, the U.S. Borrower or such Subsidiary than could be obtained on an arm’s-length basis from unrelated third parties. Notwithstanding anything to the contrary, this Section 6.06 shall not prohibit the funding of the Purchaser contemplated by Section 6.03(q) and by the Purchaser Agreement, the Purchase by the Purchaser of Purchased Loans pursuant to Auctions and the transactions between Holdings and its Subsidiaries, on the one hand, and the Purchaser and any of its Affiliates, on the other hand, contemplated hereby and by the Purchaser Agreement.

SECTION 6.07. Business of Holdings, U.S. Borrower and Subsidiaries. (a) Holdings will not engage in any business activities or have any assets or liabilities other than its ownership of the Equity Interests of the U.S. Borrower, its activities as a holding company, the provision of certain administrative services for its subsidiaries in the ordinary course of business, and liabilities reasonably related thereto, including its liabilities pursuant to the Collateral Agreement; provided, however, that Holdings shall be permitted to guarantee Subordinated Indebtedness and ordinary course obligations of its subsidiaries.

(b) The U.S. Borrower will not, nor will it cause or permit any of the Subsidiaries to, engage at any time in any business or business activity other than the businesses and business activities currently conducted by the U.S. Borrower or any of the Subsidiaries and businesses and business activities ancillary and reasonably related thereto.

(c) Notwithstanding anything to the contrary, this Section 6.07 shall not prohibit the funding of the Purchaser contemplated by Section 6.03(q) and by the Purchaser Agreement, the Purchase by the Purchaser of Purchased Loans pursuant to Auctions and the transactions between Holdings and its Subsidiaries, on the one hand, and the Purchaser and any of its Affiliates, on the other hand, contemplated hereby and by the Purchaser Agreement.

SECTION 6.08. Interest Coverage Ratio. Holdings and the Borrowers will not, nor will they cause or permit any of the Subsidiaries to, permit the Interest Coverage Ratio for any period of four consecutive fiscal quarters, in each case taken as one accounting period, to be less than (i) during the Amendment Period, 2.00 to 1.00, and (ii) thereafter, 2.25 to 1.00.

SECTION 6.09. Maximum Leverage Ratio. Holdings and the Borrowers will not, nor will they cause or permit any of the Subsidiaries to, permit the Leverage Ratio on the last day of any fiscal quarter to be greater than (i) during the Amendment Period, 4.25 to 1.00, and (ii) thereafter, 3.75 to 1.00.

SECTION 6.10. Fiscal Year. Holdings and the U.S. Borrower will not change their fiscal year-end to a date other than December 31.

ARTICLE VII

Events of Default

In case of the happening of any of the following events (“Events of Default”):

(a) any representation or warranty made or deemed made in or in connection with any Loan Document or the borrowings or issuances of Letters of Credit hereunder, or any representation, warranty, statement or information contained in any report, certificate, financial statement or other instrument furnished in connection with or pursuant to any Loan Document, shall prove to have been false or misleading in any material respect when so made, deemed made or furnished;

(b) default shall be made in the payment of any principal of any Loan or the reimbursement with respect to any L/C Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or by acceleration thereof or otherwise;

(c) default shall be made in the payment of any interest on any Loan or L/C Disbursement or any Fee or any other amount (other than an amount referred to in (b) above) due under any Loan Document, when and as the same shall become due and payable, and such default shall continue unremedied for a period of three Business Days;

(d) default shall be made in the due observance or performance by Holdings, any Borrower or any Subsidiary of any covenant, condition or agreement contained in Section 5.01(a), 5.05(a) or 5.08 or in Article VI;

(e) default shall be made in the due observance or performance by Holdings, any Borrower or any Subsidiary of any covenant, condition or agreement contained in any Loan Document (other than those specified in (b), (c) or (d) above) and such default shall continue unremedied for a period of 30 days after notice thereof from the Administrative Agent or any Lender to the U.S. Borrower;

(f) (i) Holdings, any Borrower or any Subsidiary shall fail to pay any principal or interest, regardless of amount, due in respect of any Material Indebtedness, when and as the same shall become due and payable, or (ii) any other event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (ii) shall not apply to (x) secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness and (y) Indebtedness existing on the Closing Date which by its terms provides for an option by the payee thereof to require repayment prior to the scheduled maturity thereof;

(g) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of Holdings, any Borrower or any Subsidiary (other than an Immaterial Subsidiary), or of a substantial part of the property or assets of Holdings, any Borrower or a Subsidiary (other than an Immaterial Subsidiary), under

Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law, (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for Holdings, any Borrower or any Subsidiary (other than an Immaterial Subsidiary) or for a substantial part of the property or assets of Holdings, any Borrower or any Subsidiary (other than an Immaterial Subsidiary) or (iii) the winding-up or liquidation of Holdings, any Borrower or any Subsidiary (other than an Immaterial Subsidiary); and such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

(h) Holdings, any Borrower or any Subsidiary (other than an Immaterial Subsidiary) shall (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in (g) above, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for Holdings, any Borrower or any Subsidiary (other than an Immaterial Subsidiary) or for a substantial part of the property or assets of Holdings, any Borrower or any Subsidiary (other than an Immaterial Subsidiary), (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, (vi) become unable, admit in writing its inability or fail generally to pay its debts as they become due or (vii) take any action for the purpose of effecting any of the foregoing;

(i) one or more judgments for the payment of money in an aggregate amount in excess of $25,000,000 shall be rendered against Holdings, any Borrower, any Subsidiary or any combination thereof, which judgment is not fully covered by insurance of an independent, third-party insurance company that has been notified of such judgment and has not disputed coverage, and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to levy upon assets or properties of Holdings, any Borrower or any Subsidiary to enforce any such judgment;

(j) an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other such ERISA Events, could reasonably be expected to result in a Material Adverse Effect;

(k) any Guarantee under the Collateral Agreement for any reason shall cease to be in full force and effect (other than in accordance with its terms), or any Guarantor shall deny in writing that it has any further liability under the Collateral Agreement (other than as a result of the discharge of such Guarantor in accordance with the terms of the Loan Documents);

(l) any security interest purported to be created by any Security Document shall cease to be, or shall be asserted by any Borrower or any other Loan Party not to be, a valid, perfected, first priority (except as otherwise expressly provided in this Agreement or such Security Document) security interest in the securities, assets or properties covered thereby, except to the extent that any such loss of perfection or priority results from (i) the sale or other disposition of Collateral in a transaction permitted by any Loan Document, (ii) any action taken by the Collateral Agent to release any such Lien in compliance with the provisions of this Agreement or any other Loan Document or (iii) the failure of the Collateral Agent to maintain possession of certificates representing securities pledged and delivered to it under the Collateral Agreement or to file continuation statements under the Uniform Commercial Code;

(m) there shall have occurred a Change in Control; or

(n) (i) any default shall be made in the due observance or performance by the Purchaser of any material covenant, condition or agreement contained in the Purchaser Agreement in any material respect or (ii) any security interest purported to be created on any collateral in favor of the Collateral Agent under the Purchaser Agreement shall cease to be, or shall be asserted by the Purchaser or any Affiliate thereof not to be, a valid and perfected first priority (except as otherwise expressly provided in the Purchaser Agreement) security interest on such collateral, except to the extent that any such loss of perfection or priority results from the failure of the Collateral Agent to file continuation statements under the Uniform Commercial Code;

then, and in every such event (other than an event with respect to Holdings or the U.S. Borrower described in paragraph (g) or (h) above), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrowers, take either or both of the following actions, at the same or different times: (i) terminate forthwith the Commitments and (ii) declare the Loans then outstanding to be forthwith due and payable in whole or in part, whereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Borrowers accrued hereunder and under any other Loan Document, shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrowers, anything contained herein or in any other Loan Document to the contrary notwithstanding; and in any event with respect to Holdings or the U.S. Borrower described in paragraph (g) or (h) above, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Borrowers accrued hereunder and under any other Loan Document, shall automatically become due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrowers, anything contained herein or in any other Loan Document to the contrary notwithstanding.

ARTICLE VIII

The Administrative Agent and the Collateral Agent

Each of the Lenders and the Issuing Bank hereby irrevocably appoints the Administrative Agent and the Collateral Agent (for purposes of this Article VIII, the Administrative Agent and the Collateral Agent are referred to collectively as the “Agents”) its agent and authorizes the Agents to take such actions on its behalf and to exercise such powers as are delegated to such Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto. Without limiting the generality of the foregoing, the Agents are hereby expressly authorized to execute any and all documents (including releases) with respect to the Collateral and the rights of the Secured Parties with respect thereto, as contemplated by and in accordance with the provisions of this Agreement and the Security Documents.

The bank serving as the Administrative Agent and/or the Collateral Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not an Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with Holdings, any Borrower or any Subsidiary or other Affiliate thereof as if it were not an Agent hereunder.

Neither Agent shall have any duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing, (a) neither Agent shall be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) neither Agent shall have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that such Agent is required to exercise in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.08), and (c) except as expressly set forth in the Loan Documents, neither Agent shall have any duty to disclose, nor shall it be liable for the failure to disclose, any information relating to Holdings, any Borrower or any of the Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent and/or Collateral Agent or any of its Affiliates in any capacity. Neither Agent shall be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.08) or in the absence of its own gross negligence or wilful misconduct. Neither Agent shall be deemed to have knowledge of any Default unless and until written notice thereof is given to such Agent by Holdings, a Borrower or a Lender, and neither Agent shall be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to such Agent.

Each Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper person. Each Agent may also rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper person, and shall not incur any liability for relying thereon. Each Agent may consult with legal counsel (who may be counsel for a Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

Each Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by it. Each Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of each Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the Credit Facilities provided for herein as well as activities as Agent.

Subject to the appointment and acceptance of a successor Agent as provided below, either Agent may resign at any time by notifying the Lenders, the Issuing Bank and the U.S. Borrower. Upon any such resignation, the Required Lenders shall have the right, in consultation with the

U.S. Borrower and, unless an Event of Default shall have occurred and be continuing, with the consent of the U.S. Borrower (which shall not be unreasonably withheld), to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation, then the retiring Agent may, on behalf of the Lenders and the Issuing Bank, appoint a successor Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank. Upon the acceptance of its appointment as Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrowers to a successor Agent shall be the same as those payable to its predecessor unless otherwise agreed between the U.S. Borrower and such successor. After an Agent’s resignation hereunder, the provisions of this Article and Section 9.05 shall continue in effect for the benefit of such retiring Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while acting as Agent.

Each Lender acknowledges that it has, independently and without reliance upon the Agents or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agents or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement or any other Loan Document, any related agreement or any document furnished hereunder or thereunder.

ARTICLE IX

Miscellaneous

SECTION 9.01. Notices. Notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by fax, as follows:

(a) if to a Borrower or Holdings, to it in care of the U.S. Borrower at CB Richard Ellis Services, Inc., 11150 Santa Monica Boulevard, Suite 1600, Los Angeles, CA 90025, Attention of Chief Financial Officer (Fax No. (310) 405 8950); at CB Richard Ellis Services, Inc., 11150 Santa Monica Boulevard, Suite 1600, Los Angeles, CA 90025, Attention of General Counsel, Corporate (Fax No. (310) 405 8925); and at CB Richard Ellis Services, Inc., 100 N. Sepulveda Blvd., Suite 1100, El Segundo, CA 90245, Attention of Treasurer (Fax No. (310) 606 5035);

(b) if to the Administrative Agent, to Credit Suisse, Eleven Madison Avenue, New York, NY 10010, Attention of Agency Group (Fax No. (212) 322 2291), Email: agency.loanops@credit-suisse.com; and

(c) if to a Lender, to it at its address (or fax number or e-mail address) set forth on Schedule 2.01 or in the Assignment and Acceptance pursuant to which such Lender shall have become a party hereto.

All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by fax or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 9.01 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 9.01. As agreed to among Holdings, the U.S. Borrower, the Administrative Agent and the applicable Lenders from time to time, notices and other communications may also be delivered to Holdings or any Borrower at the e-mail address provided from time to time by such person to the Administrative Agent. Holdings and any Borrower may each change the address or e-mail address for service of notice and other communications by a notice in writing to the other parties hereto.

Holdings hereby agrees, unless directed otherwise by the Administrative Agent or unless the electronic mail address referred to below has not been provided by the Administrative Agent to Holdings, that it will, or will cause its Subsidiaries to, provide to the Administrative Agent all information, documents and other materials that it is obligated to furnish to the Administrative Agent pursuant to the Loan Documents or to the Lenders under Article V, including all notices, requests, financial statements, financial and other reports, certificates and other information materials, but excluding any such communication that (i) is or relates to a Borrowing Request, a notice pursuant to Section 2.10 or a notice requesting the issuance, amendment, extension or renewal of a Letter of Credit pursuant to Section 2.23, (ii) relates to the payment of any principal or other amount due under this Agreement prior to the scheduled date therefor, (iii) provides notice of any Default or Event of Default under this Agreement or any other Loan Document or (iv) is required to be delivered to satisfy any condition precedent to the effectiveness of this Agreement and/or any Borrowing or other extension of credit hereunder (all such non-excluded communications being referred to herein collectively as “Communications”), by transmitting the Communications in an electronic/soft medium that is properly identified in a format acceptable to the Administrative Agent to an electronic mail address as directed by the Administrative Agent. In addition, Holdings and the U.S. Borrower agree, and agree to cause the Subsidiaries, to continue to provide the Communications to the Administrative Agent or the Lenders, as the case may be, in the manner specified in the Loan Documents but only to the extent requested by the Administrative Agent.

Holdings and the U.S. Borrower hereby acknowledge that (a) the Administrative Agent will make available to the Lenders and the Issuing Bank materials and/or information provided by or on behalf of Holdings and the U.S. Borrower hereunder (collectively, the “Borrower Materials”) by posting the Borrower Materials on Intralinks or another similar electronic system (the “Platform”) and (b) certain of the Lenders may be “public-side” Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to the Borrower or its securities) (each, a “Public Lender”). Holdings and the U.S. Borrower hereby agree that (w) all Borrower Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” Holdings and the U.S. Borrower shall be deemed to have authorized the Administrative Agent and the Lenders to treat such Borrower Materials as not containing any material non-public information with respect to Holdings or its securities for purposes of United States federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 9.16); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated as “Public Investor;” and (z) the Administrative Agent shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not marked as “Public Investor.”

Each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable law, including United States Federal and state securities laws, to make reference to Communications that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to the Borrower or its securities for purposes of United States Federal or state securities laws.

THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE”. NEITHER THE ADMINISTRATIVE AGENT NOR ANY OF ITS RELATED PARTIES WARRANTS THE ACCURACY OR COMPLETENESS OF THE COMMUNICATIONS OR THE ADEQUACY OF THE PLATFORM AND EACH EXPRESSLY DISCLAIMS LIABILITY FOR ERRORS OR OMISSIONS IN THE COMMUNICATIONS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS IS MADE BY THE ADMINISTRATIVE AGENT OR ANY OF ITS RELATED PARTIES IN CONNECTION WITH THE COMMUNICATIONS OR THE PLATFORM. IN NO EVENT SHALL THE ADMINISTRATIVE AGENT OR ANY OF ITS RELATED PARTIES HAVE ANY LIABILITY TO ANY LOAN PARTY, ANY LENDER OR ANY OTHER PERSON FOR DAMAGES OF ANY KIND, WHETHER OR NOT BASED ON STRICT LIABILITY AND INCLUDING DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF ANY LOAN PARTY’S OR THE ADMINISTRATIVE AGENT’S TRANSMISSION OF COMMUNICATIONS THROUGH THE INTERNET, EXCEPT TO THE EXTENT THE LIABILITY OF ANY SUCH PERSON IS FOUND IN A FINAL RULING BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED FROM SUCH PERSON’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

The Administrative Agent agrees that the receipt of the Communications by the Administrative Agent at its e-mail address set forth above shall constitute effective delivery of the Communications to the Administrative Agent for purposes of the Loan Documents. Each Lender agrees that receipt of notice to it (as provided in the next sentence) specifying that the Communications have been posted to the Platform shall constitute effective delivery of the Communications to such Lender for purposes of the Loan Documents. Each Lender agrees to notify the Administrative Agent in writing (including by electronic communication) from time to time of such Lender’s e-mail address to which the foregoing notice may be sent by electronic transmission and that the foregoing notice may be sent to such e-mail address.

SECTION 9.02. Survival of Agreement. All covenants, agreements, representations and warranties made by the Borrowers or Holdings herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders and the Issuing Bank and shall survive the making by the Lenders of the Loans and the issuance of Letters of Credit by the Issuing Bank, regardless of any investigation made by the Lenders or the Issuing Bank or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any Fee or any other amount payable under this Agreement or any other Loan Document is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not been terminated. The provisions of Sections 2.14, 2.16, 2.20 and 9.05 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the expiration of the Commitments, the expiration of any Letter of Credit, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Administrative Agent, the Collateral Agent, any Lender or the Issuing Bank.

SECTION 9.03. Binding Effect. This Agreement shall become effective when it shall have been executed by the Borrowers, Holdings and the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of the Required Lenders.

SECTION 9.04. Successors and Assigns. (a) Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Borrowers, Holdings, the Administrative Agent, the Collateral Agent, the Issuing Bank or the Lenders that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

(b) Each Lender may assign to one or more assignees all or a portion of its interests, rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided, however, that (i) except in the case of an assignment by a Lender to a Lender or an Affiliate or Related Fund of a Lender which does not result in any increased costs or other additional amounts being paid by a Borrower, (x) the U.S. Borrower and the Administrative Agent (and, in the case of any assignment of a Revolving Credit Commitment, the Issuing Bank (and in the case of a Domestic Revolving Credit Commitment or a Multicurrency Revolving Credit Commitment, the applicable Swingline Lender)) must give their prior written consent to such assignment (which consents shall not be unreasonably withheld or delayed), provided, however, that the consent of the U.S. Borrower shall not be required to any such assignment during the continuance of any Event of Default, and (y) the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $1,000,000 (or, if less, the entire remaining amount of such Lender’s Commitment or Loans), provided that such minimum amount shall be aggregated for two or more simultaneous assignments to or by two or more Related Funds, (ii) the parties to each such assignment shall (x) electronically execute and deliver to the Administrative Agent an Assignment and Acceptance via an electronic settlement system acceptable to the Administrative Agent (which initially shall be ClearPar, LLC) or (y) manually execute and deliver to the Administrative Agent an Assignment and Acceptance and, except in the case of an assignment by a Lender to an Affiliate or Related Fund of such Lender, pay to the Administrative Agent a processing and recordation fee of $3,500 (which fee may be waived or reduced at the discretion of the Administrative Agent), provided that only one such fee shall be payable in the case of concurrent assignments to persons that, after giving effect thereto, will be Related Funds, and (iii) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire and any applicable tax forms. Upon acceptance and recording pursuant to paragraph (e) of this Section 9.04, from and after the effective date specified in each Assignment and Acceptance, (A) the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement and (B) the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.14, 2.16, 2.20 and 9.05, as well as to any Fees accrued for its account and not yet paid).

(c) By executing and delivering an Assignment and Acceptance (including an Auction Assignment and Acceptance), the assigning Lender thereunder and the assignee thereunder shall be deemed to confirm to and agree with each other and the other parties hereto as follows: (i) such assigning Lender warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim and that its Domestic Revolving Credit Commitment, Multicurrency Revolving Credit Commitment and U.K. Revolving Credit Commitment, and the outstanding balances of its Term Loans, Domestic Revolving Loans, Multicurrency Revolving Loans and U.K. Revolving Loans, in each case without giving effect to assignments thereof which have not become effective, are as set forth in such Assignment and Acceptance, (ii) except as set forth in (i) above, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto, or the financial condition of Holdings, any Borrower or any Subsidiary or the performance or observance by Holdings, any Borrower or any Subsidiary of any of its obligations under this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto; (iii) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Acceptance; (iv) such assignee confirms that it has received a copy of this Agreement, together with copies of the most recent financial statements referred to in Section 3.05 or delivered pursuant to Section 5.04 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (v) such assignee will independently and without reliance upon the Administrative Agent, the Collateral Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (vi) such assignee appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent and the Collateral Agent, respectively, by the terms hereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

(d) The Administrative Agent, acting for this purpose as an agent of the Borrowers, shall maintain at one of its offices in The City of New York a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive and the Borrowers, the Administrative Agent, the Issuing Bank, the Collateral Agent and the Lenders may treat each person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrowers, the Issuing Bank, the Collateral Agent and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(e) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, an Administrative Questionnaire (including any tax documentation required therein) completed in respect of the assignee (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) above, if any, and, if required, the written consent of the U.S. Borrower, a Swingline Lender, the Issuing Bank and the Administrative Agent to such assignment, the Administrative Agent shall (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the U.S. Borrower, the Issuing Bank and the Swingline Lenders. No assignment shall be effective unless it has been recorded in the Register as provided in this paragraph (e), and it shall be the sole responsibility of each assignee to confirm such recordation.

(f) Each Lender may without the consent of any Borrower, a Swingline Lender, the Issuing Bank or the Administrative Agent sell participations to one or more banks or other entities in all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided, however, that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the participating banks or other entities shall be entitled to the benefit of the cost protection provisions contained in Sections 2.14, 2.16 and 2.20 to the same extent as if they were Lenders (but, with respect to any particular participant, to no greater extent than the Lender that sold the participation to such participant and solely to the extent that such participant agrees to comply with the requirements of Section 2.20(f) as though it were a Lender) and (iv) the Borrowers, the Administrative Agent, the Issuing Bank and the Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement, and such Lender shall retain the sole right to enforce the obligations of the Borrowers relating to the Loans or L/C Disbursements and to approve any amendment, modification or waiver of any provision of this Agreement (other than amendments, modifications or waivers decreasing any fees payable to such participants hereunder or the amount of principal of or the rate at which interest is payable on the Loans in which such participant has an interest, extending any scheduled principal payment date or date fixed for the payment of interest on the Loans in which such participant has an interest, increasing or extending the Commitments in which such participant has an interest or releasing any Guarantor or all or substantially all of the Collateral).

(g) Any Lender or participant may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 9.04, disclose to the assignee or participant or proposed assignee or participant any information relating to the Borrowers furnished to such Lender by or on behalf of a Borrower; provided that, prior to any such disclosure of information designated by a Borrower as confidential, each such assignee or participant or proposed assignee or participant shall execute an agreement whereby such assignee or participant shall agree (subject to customary exceptions) to preserve the confidentiality of such confidential information on terms no less restrictive than those applicable to the Lenders pursuant to Section 9.16.

(h) Any Lender may at any time assign all or any portion of its rights under this Agreement to secure extensions of credit to such Lender or in support of obligations owed by such Lender; provided that no such assignment shall release a Lender from any of its obligations hereunder or substitute any such assignee for such Lender as a party hereto.

(i) Notwithstanding anything to the contrary contained herein, any Lender (a “Granting Lender”) may grant to a special purpose funding vehicle (an “SPC”), identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the U.S. Borrower, the option to provide to a Borrower all or any part of any Loan that such Granting Lender would otherwise be obligated to make to such Borrower pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to make any Loan and (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. Each party hereto hereby agrees that no SPC shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Lender). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPC, it will not institute against, or join any other person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States or any State thereof. In addition, notwithstanding anything to the contrary contained in this Section 9.04, any SPC may (i) with notice to, but without the prior written consent of, the U.S. Borrower and the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to the Granting Lender or to any financial institutions (consented to by the U.S. Borrower and Administrative Agent) providing liquidity and/or credit support to or for the account of such SPC to support the funding or maintenance of Loans and (ii) disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPC, subject to an agreement to preserve the confidentiality of such non-public information.

(j) Neither Holdings nor any Borrower shall assign or delegate any of its rights or duties hereunder without the prior written consent of the Administrative Agent, the Issuing Bank and each Lender, and any attempted assignment without such consent shall be null and void.

(k) In the event that S&P, Moody’s, and Thompson’s BankWatch (or InsuranceWatch Ratings Service, in the case of Lenders that are insurance companies (or Best’s Insurance Reports, if such insurance company is not rated by Insurance Watch Ratings Service)) shall, after the date that any Lender becomes a Revolving Credit Lender, downgrade the long-term certificate of deposit ratings of such Lender, and the resulting ratings shall be below BBB-, Baa3 and C (or BB, in the case of a Lender that is an insurance company (or B, in the case of an insurance company not rated by InsuranceWatch Ratings Service)), then the Issuing Bank shall have the right, but not the obligation, at its own expense, upon notice to such Lender and the Administrative Agent, to replace (or to request the U.S. Borrower to use its reasonable efforts to replace) such Lender with an assignee (in accordance with and subject to the restrictions contained in paragraph (b) above), and such Lender hereby agrees to transfer and assign without recourse (in accordance with and subject to the restrictions contained in paragraph (b) above) all its interests, rights and obligations in respect of its Revolving Credit Commitments to such assignee; provided, however, that (i) no such assignment shall conflict with any law, rule and regulation or order of any Governmental Authority and (ii) the Issuing Bank or such assignee, as the case may be, shall pay to such Lender in immediately available funds on the date of such assignment the principal of and interest accrued to the date of payment on the Loans made by such Lender hereunder and all other amounts accrued for such Lender’s account or owed to it hereunder.

(l) Notwithstanding anything to the contrary, this Section 9.04 shall not prohibit the Lenders to assign Term Loans pursuant to, and in accordance with the provisions of, the Auctions Procedures by executing and delivering an Auction Assignment and Acceptance.

SECTION 9.05. Expenses; Indemnity. (a) The Borrowers and Holdings agree, jointly and severally, to pay all reasonable out-of-pocket expenses incurred by the Administrative Agent, the Collateral Agent, the Issuing Bank and the Swingline Lenders in connection with the syndication of the Credit Facilities provided for herein and the preparation and administration of this Agreement and the other Loan Documents or in connection with any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions hereby or thereby contemplated shall be consummated) or incurred by the Administrative Agent, the Collateral Agent or any Lender in connection with the enforcement or protection of its rights in connection with this Agreement and the other Loan Documents or in connection with the Loans made or Letters of Credit issued hereunder, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent and the Collateral Agent, and, in connection with any such enforcement or protection, the reasonable fees, charges and disbursements of any other counsel for the Administrative Agent, the Collateral Agent or any Lender.

(b) The Borrowers and Holdings agree, jointly and severally, to indemnify the Administrative Agent, the Collateral Agent, each Lender, the Issuing Bank and each Related Party of any of the foregoing persons (each such person being called an “Indemnitee”) against, and to hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (other than Excluded Taxes), including reasonable counsel fees, charges and disbursements, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (i) the execution or delivery of this Agreement or any other Loan Document or any agreement or instrument contemplated thereby, the performance by the parties thereto of their respective obligations thereunder or the consummation of the First Restatement Transactions, the Transactions and the other transactions contemplated thereby, (ii) the use of the proceeds of the Loans or issuance of Letters of Credit, (iii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto (and regardless of whether such matter is initiated by a third party or by a Borrower, any other Loan Party or any of their respective Affiliates), or (iv) any actual or alleged presence or Release of Hazardous Materials on any property owned or operated by any Borrower or any of the Subsidiaries, or any Environmental Liability to the extent related in any way to any Borrower or the Subsidiaries; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee or (y) result from a claim brought by a Borrower or any of its Subsidiaries against an Indemnitee for breach in bad faith of such Indemnitee’s obligations hereunder or under any other Loan Document, if such Borrower or such Subsidiary has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction.

(c) To the extent that Holdings and the Borrowers fail to pay any amount required to be paid by them to the Administrative Agent, the Collateral Agent, the Issuing Bank or the Swingline Lenders under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to the Administrative Agent, the Collateral Agent, the Issuing Bank or the Swingline Lenders, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent, the Collateral Agent, the Issuing Bank or such Swingline Lender in its capacity as such. For purposes hereof, a Lender’s “pro rata share” shall be determined based upon its share of the sum of the Aggregate Domestic Revolving Credit Exposure, Aggregate Multicurrency Revolving Credit Exposure, Aggregate U.K. Revolving Credit Exposure, outstanding Term Loans and unused Commitments at the time.

(d) To the extent permitted by applicable law, neither Holdings nor any Borrower shall assert, and each hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the First Restatement Transactions, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof.

(e) The provisions of this Section 9.05 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the expiration of the Commitments, the expiration of any Letter of Credit, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Administrative Agent, the Collateral Agent, any Lender or the Issuing Bank. All amounts due under this Section 9.05 shall be payable on written demand therefor.

SECTION 9.06. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender is hereby authorized at any time and from time to time, except to the extent prohibited by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of any Borrower or Holdings against any of and all the obligations of the Borrowers or Holdings now or hereafter existing under this Agreement and other Loan Documents (to the extent such obligations of Holdings or the Borrowers are then due and payable (by acceleration or otherwise)) held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement or such other Loan Document and although such obligations may be unmatured. The rights of each Lender under this Section 9.06 are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

SECTION 9.07. Applicable Law. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (OTHER THAN LETTERS OF CREDIT AND AS EXPRESSLY SET FORTH IN OTHER LOAN DOCUMENTS) SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. EACH LETTER OF CREDIT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OR RULES DESIGNATED IN SUCH LETTER OF CREDIT, OR IF NO SUCH LAWS OR RULES ARE DESIGNATED, THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS MOST RECENTLY PUBLISHED AND IN EFFECT, ON THE DATE SUCH LETTER OF CREDIT WAS ISSUED, BY THE INTERNATIONAL CHAMBER OF COMMERCE (THE “UNIFORM CUSTOMS”) AND, AS TO MATTERS NOT GOVERNED BY THE UNIFORM CUSTOMS, THE LAWS OF THE STATE OF NEW YORK.

SECTION 9.08. Waivers; Amendment. (a) No failure or delay of the Administrative Agent, the Collateral Agent, any Lender or the Issuing Bank in exercising any power or right hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Collateral Agent, the Issuing Bank and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by a Borrower or any other Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on a Borrower or Holdings in any case shall entitle any Borrower or Holdings to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrowers, Holdings and the Required Lenders; provided, however, that no such agreement shall (i) decrease the principal amount of, or extend the maturity of or any scheduled principal payment date or date for the payment of any interest on any Loan or any date for reimbursement of an L/C Disbursement, or waive or excuse any such payment or any part thereof, or decrease the rate of interest on any Loan or L/C Disbursement, without the prior written consent of each Lender affected thereby, (ii) increase or extend the Commitment or decrease or extend the date for payment of any Fees of any Lender without the prior written consent of such Lender, (iii) amend or modify the pro rata requirements of Section 2.17, the provisions of Section 9.04(j) or the provisions of this Section 9.08, or release any Guarantor or all or substantially all of the Collateral, without the prior written consent of each Lender, (iv) change the provisions of any Loan Document in a manner that by its terms adversely affects the rights in respect of payments due to Lenders holding Loans of one Class differently from the rights of Lenders holding Loans of any other Class without the prior written consent of Lenders holding a majority in interest of the outstanding Loans and unused Commitments of each adversely affected Class, (v) modify the protections afforded to an SPC pursuant to the provisions of Section 9.04(i) without the written consent of such SPC or (vi) reduce the percentage contained in the definition of the term “Required Lenders” without the consent of each Lender (it being understood that with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Required Lenders on substantially the same basis as the Commitments are included on the date hereof); provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent, the Collateral Agent, the Issuing Bank or a Swingline Lender hereunder or under any other Loan Document without the prior written consent of the Administrative Agent, the Collateral Agent, the Issuing Bank or such Swingline Lender, as the case may be.

SECTION 9.09. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan or participation in any L/C Disbursement, together with all fees, charges and other amounts which are treated as interest on such Loan or participation in such L/C Disbursement under applicable law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan or participation in accordance with applicable law, the rate of interest payable in respect of such Loan or participation hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan or participation but were not payable as a result of the operation of this Section 9.09 shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or participations or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

SECTION 9.10. Entire Agreement. This Agreement, the Fee Letter dated October 30, 2006, between the U.S. Borrower and the Administrative Agent, and the other Loan Documents constitute the entire contract between the parties relative to the subject matter hereof. Any other previous agreement among the parties with respect to the subject matter hereof is superseded by this Agreement and the other Loan Documents. Nothing in this Agreement or in the other Loan Documents, expressed or implied, is intended to confer upon any person (other than the parties hereto and thereto, their respective successors and assigns permitted hereunder (including any Affiliate of the Issuing Bank that issues any Letter of Credit) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Collateral Agent, the Issuing Bank and the Lenders) any rights, remedies, obligations or liabilities under or by reason of this Agreement or the other Loan Documents.

SECTION 9.11. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.11.

SECTION 9.12. Severability. In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 9.13. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 9.03. Delivery of an executed signature page to this Agreement by facsimile or other customary means of electronic transmission (e.g., “pdf”) shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 9.14. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 9.15. Jurisdiction; Consent to Service of Process. (a) Each of Holdings and each Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent, the Collateral Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against the Borrowers, Holdings or their respective properties in the courts of any jurisdiction.

(b) Each of Holdings and each Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 9.16. Confidentiality. (a) Each of the Administrative Agent, the Collateral Agent, the Issuing Bank and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (i) to its and its Affiliates’ officers, directors, trustees, employees and agents, including accountants, legal counsel and other advisors (it being understood that the persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (ii) to the extent requested or required by any regulatory authority or quasi-regulatory authority (such as the National Association of Insurance Commissioners), (iii) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (iv) in connection with the exercise of any remedies hereunder or under the other Loan Documents or any suit, action or proceeding relating to the enforcement of its rights hereunder or thereunder, (v) subject to an agreement containing provisions substantially the same as those of this Section 9.16, to (y) any actual or prospective assignee of or participant in any of its rights or obligations under this Agreement and the other Loan Documents or (z) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to a Borrower or any Subsidiary or any of their respective obligations, (vi) with the consent of the U.S. Borrower, (vii) to any nationally recognized rating agency that requires access to information about a Lender’s investment portfolio in connection with ratings issued with respect to such Lender or (viii) to the extent such Information becomes publicly available other than as a result of a breach of this Section 9.16. For the purposes of this Section, “Information” shall mean all information received from a

Borrower or Holdings and related to a Borrower or Holdings or their business, other than any such information that was available to the Administrative Agent, the Collateral Agent, the Issuing Bank or any Lender on a nonconfidential basis prior to its disclosure by a Borrower or Holdings. Any person required to maintain the confidentiality of Information as provided in this Section 9.16 shall be considered to have complied with its obligation to do so if such person has exercised the same degree of care to maintain the confidentiality of such Information as such person would accord its own confidential information.

(b) Notwithstanding anything herein to the contrary, any party subject to confidentiality obligations hereunder or otherwise (and any Affiliate thereof and any employee, representative or other agent of such party or such Affiliate) may disclose to any and all persons, without limitation of any kind, the U.S. federal income tax treatment and the U.S. federal income tax structure of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to it relating to such tax treatment and tax structure. For this purpose, the tax treatment of the transactions contemplated hereby is the purported or claimed U.S. federal income tax treatment of such transactions and the tax structure of such transactions is any fact that may be relevant to understanding the purported or claimed U.S. federal income tax treatment of such transactions.

SECTION 9.17. Conversion of Currencies. (a) If, for the purpose of obtaining judgment in any court, it is necessary to convert a sum owing hereunder in one currency into another currency, each party hereto agrees, to the fullest extent that it may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures in the relevant jurisdiction the first currency could be purchased with such other currency on the Business Day immediately preceding the day on which final judgment is given.

(b) The obligations of each party in respect of any sum due to any other party hereto or any holder of the obligations owing hereunder (the “Applicable Creditor”) shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than the currency in which such sum is stated to be due hereunder (the “Agreement Currency”), be discharged only to the extent that, on the Business Day following receipt by the Applicable Creditor of any sum adjudged to be so due in the Judgment Currency, the Applicable Creditor may in accordance with normal banking procedures in the relevant jurisdiction purchase the Agreement Currency with the Judgment Currency; if the amount of the Agreement Currency so purchased is less than the sum originally due to the Applicable Creditor in the Agreement Currency, such party agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Applicable Creditor against such loss. The obligations of the Loan Parties contained in this Section 9.17 shall survive the termination of this Agreement and the payment of all other amounts owing hereunder.

SECTION 9.18. Additional Borrowers. The U.S. Borrower may designate any wholly owned Subsidiary as a Borrower under any of the Revolving Credit Commitments; provided that the Administrative Agent shall be reasonably satisfied that the applicable Lenders may make loans and other extensions of credit to such person in the applicable currency or currencies in such person’s jurisdiction in compliance with applicable laws and regulations and without being subject to any unreimbursed or unindemnified Tax or other expense. Upon the receipt by the Administrative Agent of a Borrowing Subsidiary Agreement executed by such a wholly owned Subsidiary, Holdings and the U.S. Borrower, such wholly owned Subsidiary shall be a Borrower and a party to this Agreement. A Subsidiary shall cease to be a Borrower hereunder at such time as no Loans, Fees or any other amounts due in connection therewith pursuant to the terms hereof shall be outstanding by such Subsidiary, no Letters of Credit issued for the account of such

Subsidiary shall be outstanding and such Subsidiary and the U.S. Borrower shall have executed and delivered to the Administrative Agent a Borrowing Subsidiary Termination; provided that, notwithstanding anything herein to the contrary, no Subsidiary shall cease to be a Borrower solely because it no longer is a wholly owned Subsidiary.

SECTION 9.19. Release of Collateral. (a) If any of the Collateral shall be sold, transferred or otherwise disposed of by Holdings, any Borrower or any other Loan Party in a transaction permitted by this Agreement (including by way of merger, consolidation or in connection with the sale of a Subsidiary permitted hereunder), then the Collateral Agent, at the request of Holdings, any such Borrower or such other Loan Party, as the case may be, shall execute and deliver all releases or other documents necessary or desirable to evidence the release of the Liens created by any of the Security Documents on such Collateral.

(b) Without limiting the foregoing, upon the consummation of the Foreign Restructuring Transaction, the Equity Interests of Relam, the U.K. Borrower and/or Canadian Borrower, as applicable, shall be automatically released from the Liens created under the Collateral Agreement, in each case without representation, warranty or recourse of any nature, to the extent the same shall be transferred to a Foreign Subsidiary in connection with the Foreign Restructuring Transaction; provided, however, that this provision shall not be construed to limit the obligations of Holdings and the Borrowers pursuant to Section 5.09(b).

(c) The Lenders hereby expressly authorize the Collateral Agent to, and the Collateral Agent hereby agrees to execute and deliver to the Loan Parties all such instruments and documents as the Loan Parties may reasonably request to effectuate, evidence or confirm any release provided for in this Section 9.19, all at the sole cost and expense of the Loan Parties. Any execution and delivery of documents pursuant to this Section 9.19 shall be without recourse to or representation or warranty by the Collateral Agent.

(d) Without limiting the provisions of Section 9.05, Holdings and the Borrowers shall reimburse the Administrative Agent and the Collateral Agent upon demand for all costs and expenses, including fees, disbursements and other charges of counsel, incurred by any of them in connection with any action contemplated by this Section 9.19.

SECTION 9.20. Loan Modification Offers. (a) Holdings and the U.S. Borrower may, by written notice to the Administrative Agent from time to time, make one or more offers (each, a “Loan Modification Offer”) to all the Lenders of one or more Classes of Loans and/or Commitments (each Class subject to such a Loan Modification Offer, an “Affected Class”) to make one or more Permitted Amendments (as defined in paragraph (c) below) pursuant to procedures reasonably specified by the Administrative Agent and reasonably acceptable to Holdings or the U.S. Borrower, as the case may be. Such notice shall set forth (i) the terms and conditions of the requested Permitted Amendment and (ii) the date on which such Permitted Amendment is requested to become effective (which shall not be less than 10 Business Days nor more than 30 Business Days after the date of such notice). Permitted Amendments shall become effective only with respect to the Loans and Commitments of the Lenders of the Affected Class that accept the applicable Loan Modification Offer (such Lenders, the “Accepting Lenders”) and, in the case of any Accepting Lender, only with respect to such Lender’s Loans and Commitments of such Affected Class as to which such Lender’s acceptance has been made.

(b) Holdings, the U.S. Borrower and each Accepting Lender shall execute and deliver to the Administrative Agent a Loan Modification Agreement and such other documentation as the

Administrative Agent shall reasonably specify to evidence the acceptance of the Permitted Amendments and the terms and conditions thereof. The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Loan Modification Agreement. Each of the parties hereto hereby agrees that, upon the effectiveness of any Loan Modification Agreement, this Agreement shall be deemed amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Permitted Amendment evidenced thereby and only with respect to the Loans and Commitments of the Accepting Lenders of the Affected Class (including any amendments necessary to treat the Loans and Commitments of the Accepting Lenders of the Affected Class as Other Term Loans, Other Revolving Loans and/or Other Revolving Credit Commitments). Notwithstanding the foregoing, no Permitted Amendment shall become effective under this Section 9.20 unless the Administrative Agent, to the extent so reasonably requested by the Administrative Agent, shall have received legal opinions, board resolutions and/or an officer’s certificate consistent with those delivered on the Second Restatement Date under Section 4.02(a) and (b).

(c) “Permitted Amendments” shall be (i) an extension of the final maturity date of the applicable Loans and/or Commitments of the Accepting Lenders (provided that such extensions may not result in having more than one additional final maturity date under this Agreement in any year without the consent of the Administrative Agent), (ii) a reduction or elimination of the scheduled amortization of the applicable Loans of the Accepting Lenders, (iii) an increase in the Applicable Percentage with respect to the applicable Loans and/or Commitments of the Accepting Lenders and the payment of additional fees to the Accepting Lenders (such increase and/or payments to be in the form of cash, Equity Interests or other property to the extent not prohibited by this Agreement) and (iv) the conversion of Revolving Loans to Term Loans.

SECTION 9.21. Effect of Certain Inaccuracies. In the event that any financial statement or certificate delivered pursuant to Section 5.04(a), (b) or (c) is inaccurate (regardless of whether this Agreement or the Commitments are in effect when such inaccuracy is discovered), and such inaccuracy, if corrected, would have led to the application of a higher Applicable Percentage for any period (an “Applicable Period”) than the Applicable Percentage actually used to determine interest rates and Fees for such Applicable Period, then (a) Holdings shall promptly deliver to the Administrative Agent a corrected financial statement and a corrected certificate for such Applicable Period, (b) the Applicable Percentage shall be determined based on the corrected certificate for such Applicable Period, and (c) the applicable Borrowers shall promptly pay to the Administrative Agent (for the account of the Lenders during the Applicable Period or their successors and assigns) the accrued additional interest and/or Fees owing as a result of such increased Applicable Percentage for such Applicable Period. This Section 9.21 shall not limit the rights of the Administrative Agent or the Lenders under Section 2.07 or Article VII, and shall survive the termination of this Agreement.

SECTION 9.22. USA PATRIOT Act Notice. Each Lender and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies Holdings and each Borrower that pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify and record information that identifies Holdings and each Borrower, which information includes the name and address of Holdings and each Borrower and other information that will allow such Lender or the Administrative Agent, as applicable, to identify Holdings and each Borrower in accordance with the USA PATRIOT Act.

SECTION 9.23. No Advisory or Fiduciary Responsibility. Holdings and the Borrowers acknowledge and agree, and acknowledge the understanding of the other Loan Parties and the respective Affiliates of each of the foregoing, that (a) the Credit Facilities and any related arranging or other services in connection therewith (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document) constitute an arm’s-length commercial transaction between Holdings, the Borrowers, the other Loan Parties and their respective Affiliates, on the one hand, and the Administrative Agent, the Collateral Agent, the Issuing Bank, the Lenders and the Lead Arrangers, on the other hand, and Holdings, each Borrower and each other Loan Party is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the First Restatement Transactions, the Transactions and the transactions contemplated by the other Loan Documents (including any amendment, waiver or other modification hereof or thereof), (b) in connection with the process leading to the First Restatement Transactions and the Transactions, each of the Administrative Agent, the Collateral Agent, the Issuing Bank, the Lenders and the Lead Arrangers is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary for Holdings, any Borrower, any other Loan Party or any of their respective Affiliates, stockholders, creditors or employees or any other person, (c) none of the Administrative Agent, the Collateral Agent, the Issuing Bank, the Lenders and the Lead Arrangers has assumed or will assume an advisory, agency or fiduciary responsibility in favor of Holdings, any Borrower or any other Loan Party with respect to any of the First Restatement Transactions, the Transactions or the process leading thereto, including with respect to any amendment, waiver or other modification hereof or of any other Loan Document (irrespective of whether the Administrative Agent, the Collateral Agent, the Issuing Bank, any Lender or either Lead Arranger has advised or is currently advising Holdings, any Borrower, any other Loan Party or any of their respective Affiliates on other matters) and none of the Administrative Agent, the Collateral Agent, the Issuing Bank, the Lenders and the Lead Arrangers has any obligation to Holdings, any Borrower, any other Loan Party or any of their respective Affiliates with respect to the First Restatement Transactions or the Transactions except those obligations expressly set forth herein and in the other Loan Documents, (d) the Administrative Agent, the Collateral Agent, the Issuing Bank, the Lenders and the Lead Arrangers and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of Holdings, the Borrowers, the other Loan Parties and their respective Affiliates, and none of the Administrative Agent, the Collateral Agent, the Issuing Bank, the Lenders and the Lead Arrangers has any obligation to disclose any such interest by virtue of any advisory, agency or fiduciary relationship, and (e) the Administrative Agent, the Collateral Agent, the Issuing Bank, the Lenders and the Lead Arrangers have not provided and will not provide any legal, accounting, regulatory or tax advice with respect to any of the First Restatement Transactions, the Transactions (including any amendment, waiver or other modification hereof or of any other Loan Document) and each of Holdings, the Borrowers and the other Loan Parties has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate.

SECTION 9.24. Effect of Restatement. This Agreement shall, except as otherwise expressly set forth herein, supersede the Existing Credit Agreement from and after the Second Restatement Date with respect to the transactions hereunder and with respect to the Loans and Letters of Credit outstanding under the Existing Credit Agreement as of the Second Restatement Date. The parties hereto acknowledge and agree, however, that (a) this Agreement and all other Loan Documents executed and delivered herewith do not constitute a novation, payment and reborrowing or termination of the Obligations under the Existing Credit Agreement and the other Loan Documents as in effect prior to the Second Restatement Date, (b) such Obligations are in all respects continuing with only the terms being modified as provided in this Agreement and the other Loan Documents, (c) the liens and security interests in favor of the Collateral Agent for the benefit of the Secured Parties securing payment of such Obligations are in all respects continuing and in full force and effect with respect to all Obligations and (d) all references in the other Loan Documents to the Credit Agreement shall be deemed to refer without further amendment to this Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date and year first above written.

CB RICHARD ELLIS SERVICES, INC.,

by
/s/ Debera Fan
	Name:	Debera Fan
	Title:	Sr. Vice President & Treasurer

CB RICHARD ELLIS GROUP, INC.,

by
/s/ Debera Fan
	Name:	Debera Fan
	Title:	Sr. Vice President & Treasurer

CB RICHARD ELLIS LIMITED, a limited company organized under the laws of England and Wales,

by
	/s/ P Emburey		/s/ M F Creamer
	Name:	P Emburey	M F Creamer
	Title:	Director	Director

CB RICHARD ELLIS LIMITED, a corporation organized under the laws of the province of New Brunswick,

by
/s/ Camille McKee
	Name:	Camille McKee
	Title:	CFO, Vice President

CB RICHARD ELLIS PTY LTD, a company organized under the laws of Australia,

by
	/s/ John Bell		/s/ Belinda Tozer
	Name:	John Bell	Belinda Tozer
	Title:	Director	Secretary

CB RICHARD ELLIS LIMITED, a company organized under the laws of New Zealand,

by
/s/ John Bell
	Name:	John Bell
	Title:	Director

SIGNATURE PAGE TO THE

CB RICHARD ELLIS SERVICES, INC.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, individually and as Administrative Agent, Collateral Agent, Issuing Bank and Domestic Swingline Lender,

by
/s/ Bill O’Daly
	Name:	Bill O’Daly
	Title:	Director

by
/s/ Mikhail Faybusovich
	Name:	Mikhail Faybusovich
	Title:	Vice President

SIGNATURE PAGE TO THE

CB RICHARD ELLIS SERVICES, INC.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

CHINATRUST BANK (USA), as a Lender,

by

Name:
Title:

E.SUN COMMERCIAL BANK, LTD., LOS ANGELES BRANCH, as a Lender,

by

Name:
Title:

FIRST TENNESSEE BANK, as a Lender,

by

Name:
Title:

MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD. LOS ANGELES BR., as a Lender,

by

Name:
Title:

PEOPLE’S UNITED BANK, (formerly known as People’s Bank), as a Lender,

by

Name:
Title:

SIGNATURE PAGE TO THE

CB RICHARD ELLIS SERVICES, INC.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

TAIWAN COOPERATIVE BANK, LOS ANGELES BRANCH, as a Lender,

by

Name:
Title:

BANK OF CHINA, LOS ANGELES BRANCH, as a Lender,

by

Name:
Title:

THE BANK OF NOVA SCOTIA, as a Lender,

by

Name:
Title:

BNP PARIBAS, as a Lender,

by

Name:
Title:

BARCLAYS BANK PLC, as a Lender,

by

Name:
Title:

SIGNATURE PAGE TO THE

CB RICHARD ELLIS SERVICES, INC.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

BAYERISCHE LANDESBANK, NEW YORK BRANCH, as a Lender,

by

Name:
Title:

by

Name:
Title:

CHANG HWA COMMERCIAL BANK, LTD., NEW YORK BRANCH, as a Lender,

by

Name:
Title:

CITICORP USA INC., as a Lender,

by

Name:
Title:

CITY NATIONAL BANK, N.A., as a Lender,

by

Name:
Title:

COMERICA BANK, as a Lender,

by

Name:
Title:

SIGNATURE PAGE TO THE

CB RICHARD ELLIS SERVICES, INC.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

COMMERZBANK, AG, NEW YORK AND GRAND CAYMAN BRANCHES, as a Lender,

by

Name:
Title:

by

Name:
Title:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, individually and as Administrative Agent, Collateral Agent, Issuing Bank and Domestic Swingline Lender,

by

Name:
Title:

FIFTH THIRD BANK, as a Lender,

by

Name:
Title:

FIRST COMMERCIAL BANK NEW YORK AGENCY, as a Lender,

by

Name:
Title:

SIGNATURE PAGE TO THE

CB RICHARD ELLIS SERVICES, INC.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender,

by

Name:
Title:

HUA NAN COMMERCIAL BANK LTD. LOS ANGELES BRANCH, as a Lender,

by

Name:
Title:

BAYERISCHE HYPO-UND VEREINBANK, AG, NEW YORK BRANCH, as a Lender,

by

Name:
Title:

by

Name:
Title:

KEYBANK NATIONAL ASSOCIATION, as a Lender,

by

Name:
Title:

MIZUHO CORPORATE BANK, LTD., as a Lender,

by

Name:
Title:

SIGNATURE PAGE TO THE

CB RICHARD ELLIS SERVICES, INC.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

NATIXIS, as a Lender,

by

Name:
Title:

by

Name:
Title:

NATIONAL CITY BANK, as a Lender,

by

Name:
Title:

THE NORINCHUKIN BANK, NEW YORK BRANCH, as a Lender,

by

Name:
Title:

NORTHERN TRUST COMPANY, as a Lender,

by

Name:
Title:

RAYMOND JAMES BANK, FSB, as a Lender,

by

Name:
Title:

SIGNATURE PAGE TO THE

CB RICHARD ELLIS SERVICES, INC.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

REGIONS BANK, as a Lender,

by

Name:
Title:

ROYAL BANK OF SCOTLAND PLC, as a Lender,

by

Name:
Title:

SUNTRUST BANK, as a Lender,

by

Name:
Title:

TAIPEI FUBON BANK, LOS ANGELES BRANCH, as a Lender,

by

Name:
Title:

UNION BANK, N.A., as a Lender,

by

Name:
Title:

SIGNATURE PAGE TO THE

CB RICHARD ELLIS SERVICES, INC.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

UNITED OVERSEAS BANK LIMITED, NEW YORK AGENCY, as a Lender,

by

Name:
Title:

by

Name:
Title:

WACHOVIA BANK, N.A., as a Lender,

by

Name:
Title:

WELLS FARGO BANK, NA, as a Lender

by

Name:
Title:

BANK OF AMERICA, N.A., as a Lender,

by

Name:
Title:

CITIBANK N.A., individually and as N.Z. Swingline Lender,

by

Name:
Title:

SIGNATURE PAGE TO THE

CB RICHARD ELLIS SERVICES, INC.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

AIB DEBT MANAGEMENT, LIMITED, as a Lender,

by

Name:
Title:

by

Name:
Title:

BANCO ESPÍRITO SANTO, S.A. – NEW YORK BRANCH, as a Lender,

by

Name:
Title:

SCOTIABANC INC., as a Lender,

by

Name:
Title:

GREYROCK CDO LTD., as a Lender, By: Aladdin Capital Management, LLC, as manager by

Name:
Title:

SIGNATURE PAGE TO THE

CB RICHARD ELLIS SERVICES, INC.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

LANDMARK III CDO LIMITED, as a Lender, By: Aladdin Capital Management, LLC, as manager by

Name:
Title:

LANDMARK IV CDO LIMITED, as a Lender, By: Aladdin Capital Management, LLC, as manager by

Name:
Title:

LANDMARK VI CDO LTD, as a Lender, By: Aladdin Capital Management, LLC, as manager by

Name:
Title:

LANDMARK VIII CLO LTD, as a Lender, By: Aladdin Capital Management, LLC, as manager by

Name:
Title:

SIGNATURE PAGE TO THE

CB RICHARD ELLIS SERVICES, INC.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

COLUMBUS PARK CDO LTD. By: GSO Debt Funds Management LLC as Collateral Manager as a Lender,

by

Name:
Title:

ESSEX PARK CDO LTD. By: Blackstone Debt Advisors L.P. as Collateral Manager as a Lender,

by

Name:
Title:

LAFAYETTE SQUARE CDO LTD. By: GSO Capital Partners LP, as Portfolio Manager as a Lender,

by

Name:
Title:

LOAN FUNDING VI LLC, for itself or as agent for Corporate Loan Funding VI LCC as a Lender,

by

Name:
Title:

SIGNATURE PAGE TO THE

CB RICHARD ELLIS SERVICES, INC.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

MONUMENT PARK CDO LTD. By: Blackstone Debt Advisors L.P. as Collateral Manager as a Lender,

by

Name:
Title:

UNION SQUARE CDO LTD. By: Blackstone Debt Advisors L.P. as Collateral Manager as a Lender,

by

Name:
Title:

RIVERSIDE PARK CLO LTD. By: GSO Debt Funds Management LLC as Collateral Manager as a Lender,

by

Name:
Title:

CALLIDUS DEBT PARTNERS CLO FUND III LTD. By: its Collateral Manager, Callidus Capital Management, LLC as a Lender,

by

Name:
Title:

SIGNATURE PAGE TO THE

CB RICHARD ELLIS SERVICES, INC.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

CALLIDUS DEBT PARTNERS CLO FUND II, LTD. By: Its Collateral Manager, Callidus Capital Management, LLC as a Lender,

by

Name:
Title:

FM LEVERAGED CAPITAL FUND II By: GSO Debt Funds Management LLC as Subadviser to FriedbergMilstein LLC as a Lender,

by

Name:
Title:

GALE FORCE 1 CLO, LTD. By: GSO Debt Funds Management LLC as Collateral Manager as a Lender,

by

Name:
Title:

GALE FORCE 3 CLO, LTD. By: GSO Debt Funds Management LLC as Collateral Manager as a Lender,

by

Name:
Title:

SIGNATURE PAGE TO THE

CB RICHARD ELLIS SERVICES, INC.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

GALE FORCE 4 CLO, LTD. By: GSO Debt Funds Management LLC as Collateral Manager as a Lender,

by

Name:
Title:

HUDSON STRAITS CLO 2004, LTD. By: GSO Debt Funds Management LLC as Collateral Manager as a Lender,

by

Name:
Title:

TRIBECA PARK CLO LTD. By: GSO Debt Funds Management LLC as Collateral Manager as a Lender,

by

Name:
Title:

GULF STREAM-COMPASS CLO 2005-I LTD By: Gulf Stream Asset Management LLC As Collateral Manager as a Lender,

by

Name:
Title:

SIGNATURE PAGE TO THE

CB RICHARD ELLIS SERVICES, INC.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

GULF STREAM-RASHINBAN CLO 2006-I LTD By: Gulf Stream Asset Management LLC As Collateral Manager as a Lender,

by

Name:
Title:

GULF STREAM-COMPASS CLO 2007-I LTD By: Gulf Stream Asset Management LLC As Collateral Manager as a Lender,

by

Name:
Title:

NEPTUNE FINANCE CCS, LTD. By: Gulf Stream Asset Management LLC As Collateral Manager as a Lender,

by

Name:
Title:

HSBC BANK PLC, as a Lender,

by

Name:
Title:

SIGNATURE PAGE TO THE

CB RICHARD ELLIS SERVICES, INC.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

IKB CAPITAL CORPORATION, as a Lender,

by

Name:
Title:

GRAND CENTRAL ASSET TRUST, LBAM SERIES, as a Lender,

by

Name:
Title:

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION By: New York Life Investment Management LLC, its Investment Manager as a Lender,

by

Name:
Title:

NEW YORK LIFE INSURANCE COMPANY, as a Lender,

by

Name:
Title:

SIGNATURE PAGE TO THE

CB RICHARD ELLIS SERVICES, INC.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

NYLIM FLATIRON CLO 2003-1 LTD. By: New York Life Investment Management LLC, as Collateral Manager and Attorney-In-Fact as a Lender,

by

Name:
Title:

NYLIM FLATIRON CLO 2004-1 LTD. By: New York Life Investment Management LLC, as Collateral Manager and Attorney-In-Fact as a Lender,

by

Name:
Title:

NYLIM FLATIRON CLO 2005-1 LTD. By: New York Life Investment Management LLC, as Collateral Manager and Attorney-In-Fact as a Lender,

by

Name:
Title:

SIGNATURE PAGE TO THE

CB RICHARD ELLIS SERVICES, INC.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

NYLIM FLATIRON CLO 2006-1 LTD. By: New York Life Investment Management LLC, as Collateral Manager and Attorney-In-Fact as a Lender,

by

Name:
Title:

FLATIRON CLO 2007-1 LTD. By: New York Life Investment Management LLC, as Collateral Manager and Attorney-In-Fact as a Lender,

by

Name:
Title:

NYLIM INSTITUTIONAL FLOATING RATE FUND L.P. By: New York Life Investment Management LLC, its Investment Manager as a Lender,

by

Name:
Title:

SIGNATURE PAGE TO THE

CB RICHARD ELLIS SERVICES, INC.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

SILVERADO CLO 2006-II LIMITED By: New York Life Investment Management LLC, as Portfolio Manager and Attorney-In-Fact as a Lender,

by

Name:
Title:

NYLIM INSTITUTIONAL FLAT RATE COLLECTIVE FUND, By: New York Life Investment Management LLC, its Investment Advisor as a Lender,

by

Name:
Title:

MAINSTAY FLOATING RATE FUND, a series of Eclipse Funds, Inc. By: New York Life Investment Management LLC, its Investment Manager as a Lender,

by

Name:
Title:

SIGNATURE PAGE TO THE

CB RICHARD ELLIS SERVICES, INC.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

MAINSTAY VP FLOATING RATE PORTFOLIO, a series of MainStay VP Series Fund, Inc. By: New York Life Investment Management LLC, its Investment Manager as a Lender,

by

Name:
Title:

ROSEDALE CLO II LTD By: Princeton Advisory Group, Inc., the Collateral Manager, as a Lender,

by

Name:
Title:

ROSEDALE CLO LTD. By: Princeton Advisory Group, Inc., the Collateral Manager, as a Lender,

by

Name:
Title:

SIGNATURE PAGE TO THE

CB RICHARD ELLIS SERVICES, INC.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

TRIMARAN CLO IV LTD BY TRIMARAN ADVISORS, L.L.C., as a Lender,

by

Name:
Title:

TRIMARAN CLO V LTD BY TRIMARAN ADVISORS, L.L.C., as a Lender,

by

Name:
Title:

THE BANK OF EAST ASIA, LIMITED. NEW YORK BRANCH, as a Lender,

by

Name:
Title:

by

Name:
Title:

FIRST FINANCIAL BANK, as a Lender,

by

Name:
Title:

SIGNATURE PAGE TO THE

CB RICHARD ELLIS SERVICES, INC.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

KEYSTONE NAZARETH BANK AND TRUST (a division of National Penn Bank), as a Lender,

by

Name:
Title:

STATE BANK OF INDIA, LOS ANGELES AGENCY, as a Lender,

by

Name:
Title:

ACA CLO 2005-1, LTD, as a Lender By its Investment Advisor Apidos Capital Management, LLC

by

Name:
Title:

ACA CLO 2006-2, LTD, as a Lender By its Investment Advisor Apidos Capital Management, LLC

by

Name:
Title:

ACA CLO 2006-1, LTD, as a Lender By its Investment Advisor Apidos Capital Management, LLC

by

Name:
Title:

SIGNATURE PAGE TO THE

CB RICHARD ELLIS SERVICES, INC.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ACA CLO 2007-1, LTD, as a Lender By its Investment Advisor Apidos Capital Management, LLC

by

Name:
Title:

ALADDIN FLEXIBLE INVESTMENT FUND SPC FOR ACCOUNT OF SERIES 2008-01, as a Lender,

by

Name:
Title:

ALADDIN FLEXIBLE INVESTMENT FUND SPC FOR ACCOUNT OF SERIES 2007-01, as a Lender,

by

Name:
Title:

ACAS CLO 2007-1 LTD. By: American Capital Asset Management, LLC as Portfolio Manager as a Lender,

by

Name:
Title:

SIGNATURE PAGE TO THE

CB RICHARD ELLIS SERVICES, INC.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

AMMC CLO III, LIMITED By: American Money Management Corp., as Collateral Manager, as a Lender,

by

Name:
Title:

AMMC CLO IV LIMITED, By: American Money Management Corp., as Collateral Manager, as a Lender,

by

Name:
Title:

AMMC CLO VI, LIMITED By: American Money Management Corp. as Collateral Manager, as a Lender,

by

Name:
Title:

AMMC VII, Limited, By: American Money Management Corp., as Collateral Manager, as a Lender,

by

Name:
Title:

SIGNATURE PAGE TO THE

CB RICHARD ELLIS SERVICES, INC.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

AF III US BD HOLDINGS, LP, as a Lender,

by

Name:
Title:

INWOOD PARK CDO LTD. By: Blackstone Debt Advisors L.P. as Collateral Manager as a Lender,

by

Name:
Title:

PROSPECT PARK CDO LTD. By: Blackstone Debt Advisors L.P. as Collateral Manager, as a Lender,

by

Name:
Title:

BLT 18 LLC, as a Lender,

by

Name:
Title:

SIGNATURE PAGE TO THE

CB RICHARD ELLIS SERVICES, INC.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

DEL MAR CLO I, LTD. By: Caywood-Scholl Capital Management, LLC, as Collateral Manager, as a Lender,

by

Name:
Title:

FLOATING RATE SENIOR LOAN FUNDING I LLC, as a Lender By: Golub Capital Management LLC, as Collateral Manager

by

Name:
Title:

OLYMPIC CLO I, as a Lender,

by

Name:
Title:

SHASTA CLO I, as a Lender,

by

Name:
Title:

SIERRA CLO II, as a Lender,

by

Name:
Title:

SIGNATURE PAGE TO THE

CB RICHARD ELLIS SERVICES, INC.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

WHITNEY CLO I, as a Lender,

by

Name:
Title:

SAN GABRIEL CLO I, as a Lender,

by

Name:
Title:

EAGLE MASTER FUND LTD. By: Citigroup Alternative Investments LLC, as Investment Manager for and on behalf of Eagle Master Fund, Ltd., as a Lender,

by

Name:
Title:

LMP CORPORATE LOAN FUND INC. By: Citigroup Alternative Investments LLC as a Lender,

by

Name:
Title:

SIGNATURE PAGE TO THE

CB RICHARD ELLIS SERVICES, INC.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

REGATTA FUNDING LTD. By: Citigroup Alternative Investments LLC, attorney-in-fact as a Lender,

by

Name:
Title:

SHINNECOCK 2006-1 CLO, as a Lender

by

Name:
Title:

COLUMBUSNOVA CLO LTD. 2006-I, as a Lender,

by

Name:
Title:

CREDIT SUISSE LOAN FUNDING LLC, as a Lender,

by

Name:
Title:

BURR RIDGE CLO PLUS LTD. By: Deerfield Capital Management LLC, as its Collateral Manager as a Lender,

by

Name:
Title:

SIGNATURE PAGE TO THE

CB RICHARD ELLIS SERVICES, INC.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

MARKET SQUARE CLO LTD. By: Deerfield Capital Management LLC, as its Collateral Manager as a Lender,

by

Name:
Title:

SCHILLER PARK CLO LTD. By: Deerfield Capital Management LLC, as its Collateral Manager as a Lender,

by

Name:
Title:

GENESIS CLO 2007-1 LTD. By: Ore Hill Partners LLC its Investment Advisor as a Lender,

by

Name:
Title:

ERSTE GROUP BANK AG, as a Lender,

by

Name:
Title:

by

Name:
Title:

SIGNATURE PAGE TO THE

CB RICHARD ELLIS SERVICES, INC.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

BALLYROCK CLO 2006-1 LTD, BY: BALLYROCK INVESTMENT ADVISORS LLC, AS COLLATERAL MANAGER, as a Lender,

by

Name:
Title:

BALLYROCK CLO 2006-2 LTD, BY: BALLYROCK INVESTMENT ADVISORS LLC, AS COLLATERAL MANAGER, as a Lender

by

Name:
Title:

FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND, as a Lender,

by

Name:
Title:

FIDELITY CENTRAL INVESTMENT PORTFOLIOS LCC: FIDELITY FLOATING RATE CENTRAL INVESTMENT PORTFOLIO, as a Lender,

by

Name:
Title:

SIGNATURE PAGE TO THE

CB RICHARD ELLIS SERVICES, INC.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

FRANKLIN TEMPLETON SERIES II FUNDS FRANKLIN FLOATING RATE II FUND, as a Lender,

by

Name:
Title:

FRANKLIN FLOATING RATE DAILY ACCESS FUND, as a Lender,

by

Name:
Title:

FRANKLIN TEMPLETON LIM. DURATION INCOME TRUST, as a Lender,

by

Name:
Title:

FRANKLIN FLOATING RATE MASTER SERIES, as a Lender,

by

Name:
Title:

GE BUSINESS FINANCIAL SERVICES, as a Lender,

by

Name:
Title:

SIGNATURE PAGE TO THE

CB RICHARD ELLIS SERVICES, INC.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender,

by

Name:
Title:

GOLDMAN SACHS CREDIT PARTNERS, L.P., as a Lender,

by

Name:
Title:

CHELSEA PARK CLO LTD. By: GSO Debt Funds Management LLC as Collateral Manager as a Lender,

by

Name:
Title:

GALE FORCE 2 CLO, LTD. By: GSO Debt Funds Management LLC as Collateral Manager as a Lender,

by

Name:
Title:

HARCH CLO III LIMITED, as a Lender,

by

Name:
Title:

SIGNATURE PAGE TO THE

CB RICHARD ELLIS SERVICES, INC.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

HILLMARK FUNDING LTD. BY: HILLMARK CAPITAL MANAGEMENT, L.P., AS COLLATERAL MANAGER as a Lender,

by

Name:
Title:

STONEY LANE FUNDING I LTD. BY: HILLMARK CAPITAL MANAGEMENT, L.P., AS COLLATERAL MANAGER as a Lender,

by

Name:
Title:

BACCHUS (U.S.) 2006-1 LTD., as a Lender,

by

Name:
Title:

J.P. MORGAN WHITEFRIARS INC., as a Lender,

by

Name:
Title:

SIGNATURE PAGE TO THE

CB RICHARD ELLIS SERVICES, INC.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

GENESIS CLO 2007-2 LTD. BY LLCP ADVISORS LLC AS COLLATERAL MANAGER, as a Lender,

by

Name:
Title:

APOSTLE LOOMIS SAYLES CREDIT OPPORTUNITIES FUND, as a Lender

By: Loomis, Sayles & Company, L.P., the Investment Manager of the Fund

By: Loomis, Sayles & Company, Incorporated, the General Partner of Loomis, Sayles & Company, L.P.

by

Name:
Title:

APOSTLE LOOMIS SAYLES SENIOR LOAN FUND, as a Lender By: Loomis, Sayles & Company, L.P., its Investment Manager By: Loomis, Sayles & Company, Incorporated, its General Partner

by

Name:
Title:

SIGNATURE PAGE TO THE

CB RICHARD ELLIS SERVICES, INC.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

LOOMIS SAYLES LEVERAGED SENIOR LOAN FUND LTD., as a Lender By: Loomis, Sayles & Company, L.P., its Investment Manager By: Loomis, Sayles & Company, Incorporated, its General Partner

by

Name:
Title:

THE LOOMIS SAYLES SENIOR LOAN FUND, LLC, as a Lender By: Loomis Sayles and Company, L.P., its Manager By: Loomis Sayles and Company, Inc., its General Partner

by

Name:
Title:

LOOMIS SAYLES SENIOR LOAN FUND II LLC, as a Lender By: Loomis, Sayles & Company, L.P., its Managing Member By: Loomis, Sayles & Company, Inc., its General Partner

by

Name:
Title:

SIGNATURE PAGE TO THE

CB RICHARD ELLIS SERVICES, INC.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

NATIXIS LOOMIS SAYLES SENIOR LOAN FUND, as a Lender By: Loomis, Sayles and Company, L.P., its Manager By: Loomis, Sayles and Company, Inc., its General Partner

by

Name:
Title:

CONFLUENT 4 LIMITED, as a Lender By: Loomis, Sayles & Company, L.P., As Sub-Manager By: Loomis, Sayles & Company, Incorporated, its General Partner

by

Name:
Title:

LATITUDE CLO III LTD, as a Lender,

by

Name:
Title:

LCM I LIMITED PARTNERSHIP By: Lyon Capital Management LLC, as Collateral Manager as a Lender,

by

Name:
Title:

SIGNATURE PAGE TO THE

CB RICHARD ELLIS SERVICES, INC.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

LCM II LIMITED PARTNERSHIP By: Lyon Capital Management LLC, as Collateral Manager as a Lender,

by

Name:
Title:

LCM III LTD. By: Lyon Capital Management LLC, as Collateral Manager as a Lender,

by

Name:
Title:

LCM IV LTD. By: Lyon Capital Management LLC, as Collateral Manager as a Lender,

by

Name:
Title:

LCM V LTD. By: Lyon Capital Management LLC, as Collateral Manager as a Lender,

by

Name:
Title:

SIGNATURE PAGE TO THE

CB RICHARD ELLIS SERVICES, INC.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

LCM VI, LTD. By: Lyon Capital Management LLC as Collateral Manager as a Lender,

by

Name:
Title:

VEER CASH FLOW CLO, LIMITED By its Investment advisor, MJK Management as a Lender,

by

Name:
Title:

VENTURE II CDO 2002, LIMITED By its investment advisor, MJX Asset Management LLC as a Lender,

by

Name:
Title:

VENTURE III CDO LIMITED By its investment advisor, MJX Asset Management LLC as a Lender,

by

Name:
Title:

SIGNATURE PAGE TO THE

CB RICHARD ELLIS SERVICES, INC.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

VENTURE IV CDO LIMITED By its investment advisor, MJX Asset Management LLC as a Lender,

by

Name:
Title:

VENTURE IX CDO, LIMITED By its investment advisor, MJX Asset Management LLC as a Lender,

by

Name:
Title:

VENTURE V CDO LIMITED By its investment advisor, MJX Asset Management LLC as a Lender,

by

Name:
Title:

VENTURE VI CDO LIMITED By its investment advisor, MJX Asset Management LLC as a Lender,

by

Name:
Title:

SIGNATURE PAGE TO THE

CB RICHARD ELLIS SERVICES, INC.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

VENTURE VII CDO LIMITED By its investment advisor, MJX Asset Management LLC as a Lender,

by

Name:
Title:

VENTURE VIII CDO, LIMITED By its investment advisor, MJX Asset Management LLC as a Lender,

by

Name:
Title:

VISTA LEVERAGED INCOME FUND, By its investment advisor, MJX Asset Management LLC as a Lender,

by

Name:
Title:

MSIM PECONIC BAY, LTD. By: Morgan Stanley Investment Management Inc., as Collateral Manager as a Lender,

by

Name:
Title:

SIGNATURE PAGE TO THE

CB RICHARD ELLIS SERVICES, INC.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

MOUNTAIN CAPITAL CLO III LTD, as a Lender,

by

Name:
Title:

MOUNTAIN CAPITAL CLO V LTD., as a Lender,

by

Name:
Title:

MOUNTAIN CAPITAL CLO VI LTD., as a Lender,

by

Name:
Title:

EXTRAYIELD $ LOAN FUND, as a Lender,

by

Name:
Title:

NAVIGARE FUNDING III CLO LTD By: Navigare Partners LLC as Collateral Manager, as a Lender,

by

Name:
Title:

SIGNATURE PAGE TO THE

CB RICHARD ELLIS SERVICES, INC.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

NACM CLO I, as a Lender,

by

Name:
Title:

NACM CLO II, as a Lender,

by

Name:
Title:

CLYDESDALE CLO 2004, LTD., as a Lender,

by

Name:
Title:

CLYDESDALE CLO 2005, LTD., as a Lender,

by

Name:
Title:

CLYDESDALE CLO 2006, LTD., as a Lender,

by

Name:
Title:

SIGNATURE PAGE TO THE

CB RICHARD ELLIS SERVICES, INC.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

CLYDESDALE STRATEGIC CLO-I, LTD., as a Lender,

by

Name:
Title:

JACKSON NATIONAL LIFE INSURANCE By: PPM America, Inc. as Attorney-in-fact as a Lender,

by

Name:
Title:

APIDOS CDO I, as a Lender, By its Investment Advisor Apidos Capital Management, LLC

by

Name:
Title:

APIDOS CDO II, as a Lender, By its Investment Advisor Apidos Capital Management, LLC

by

Name:
Title:

SIGNATURE PAGE TO THE

CB RICHARD ELLIS SERVICES, INC.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

APIDOS CDO III, as a Lender, By its Investment Advisor Apidos Capital Management, LLC

by

Name:
Title:

APIDOS CDO IV, as a Lender, By its Investment Advisor Apidos Capital Management, LLC

by

Name:
Title:

APIDOS CDO V, as a Lender, By its Investment Advisor Apidos Capital Management, LLC

by

Name:
Title:

APIDOS CDO VI, as a Lender, By its Investment Advisor Apidos Capital Management, LLC

by

Name:
Title:

SIGNATURE PAGE TO THE

CB RICHARD ELLIS SERVICES, INC.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

APIDOS CINCO, as a Lender, By its Investment Advisor Apidos Capital Management, LLC

by

Name:
Title:

APIDOS QUATTRO CDO, as a Lender By its Investment Advisor Apidos Capital Management, LLC

by

Name:
Title:

CANNINGTON FUNDING LTD. By Silvermine Capital Management LLC As Investment Manager as a Lender,

by

Name:
Title:

COMSTOCK FUNDING LTD By Silvermine Capital Management LLC As Collateral Manager as a Lender,

by

Name:
Title:

SIGNATURE PAGE TO THE

CB RICHARD ELLIS SERVICES, INC.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

GREENS CREEK FUNDING LTD. By Silvermine Capital Management LLC As Investment Manager as a Lender,

by

Name:
Title:

LOAN FUNDING XIII LLC for itself or as agent for Corporate Funding XII, as a Lender,

by

Name:
Title:

LIBRA GLOBAL LIMITED, as a Lender,

by

Name:
Title:

SAN JOAQUIN COUNTY EMPLOYEES’ RETIREMENT ASSOCIATION, as a Lender,

by

Name:
Title:

SIGNATURE PAGE TO THE

CB RICHARD ELLIS SERVICES, INC.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THE SUMITOMO TRUST & BANKING CO., LTD., NEW YORK BRANCH, as a Lender,

by

Name:
Title:

BAKER STREET FUNDING CLO 2005-I, LTD By: Seix Investment Advisors LLC, as Collateral Manager as a Lender,

by

Name:
Title:

GRAND HORN CLO LTD. By: Seix Investment Advisors LLC, as Collateral Manager, as a Lender,

by

Name:
Title:

MOUNTAIN VIEW CLO II LTD. By: Seix Investment Advisors LLC, as Collateral Manager, as a Lender,

by

Name:
Title:

SIGNATURE PAGE TO THE

CB RICHARD ELLIS SERVICES, INC.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

MOUNTAIN VIEW CLO III LTD. By: Seix Investment Advisors LLC, as Collateral Manager, as a Lender,

by

Name:
Title:

TRIMARAN CLO VI LTD BY TRIMARAN ADVISORS, L.L.C., as a Lender,

by

Name:
Title:

TRIMARAN CLO VII LTD BY TRIMARAN ADVISORS, L.L.C., as a Lender,

by

Name:
Title:

WHITEHORSE I, LTD. By: WhiteHorse Capital Partners, L.P. as Collateral Manager By: WhiteRock Asset Advisor, LLC, its G.P. as a Lender,

by

Name:
Title:

SIGNATURE PAGE TO THE

CB RICHARD ELLIS SERVICES, INC.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

WHITEHORSE III, LTD. By: WhiteHorse Capital Partners, L.P. as Collateral Manager By: WhiteRock Asset Advisor, LLC, its G.P. as a Lender,

by

Name:
Title:

WHITEHORSE IV, LTD., By: WhiteHorse Capital Partners, L.P. as Collateral Manager By: WhiteRock Asset Advisor, LLC, its G.P. as a Lender,

by

Name:
Title:

WHITEHORSE V, LTD., By: WhiteHorse Capital Partners, L.P. as Collateral Manager By: WhiteRock Asset Advisor, LLC, its G.P. as a Lender,

by

Name:
Title:

COLUMBUS NOVA CLO LTD. 2007-I, as a Lender,

by

Name:
Title:

SIGNATURE PAGE TO THE

CB RICHARD ELLIS SERVICES, INC.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

COLUMBUS NOVA CLO LTD. 2007-II, as a Lender,

by

Name:
Title:

HARLEYSVILLE NATIONAL BANK & TRUST CO., as a Lender,

by

Name:
Title:

METLIFE BANK, NATIONAL ASSOCIATION, as a Lender,

by

Name:
Title:

JERSEY STREET CLO, LTD., By its Collateral Manager, Massachusetts Financial Services Company (JLX), as a Lender,

by

Name:
Title:

MARLBOROUGH STREET CLO, LTD., By its Collateral Manager, Massachusetts Financial Services Company (JLX), as a Lender,

by

Name:
Title:

SIGNATURE PAGE TO THE

CB RICHARD ELLIS SERVICES, INC.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

MLS FLOATING RATE INCOME FUND, By its Subinvestment Advisor, Massachusetts Financial Services Company (JLX), as a Lender,

by

Name:
Title:

MFS SERIES TRUST X on behalf of one of its series, MFS Floating Rate High Income Fund (FRH), as a Lender,

by

Name:
Title:

BANK OF HAWAII, as a Lender,

by

Name:
Title:

WATERFRONT CLO 2007-1, LTD., as a Lender,

by

Name:
Title:

PREMIUM LOAN TRUST I, LTD, as a Lender,

by

Name:
Title:

SIGNATURE PAGE TO THE

CB RICHARD ELLIS SERVICES, INC.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

LIGHTPOINT CLO 2004-I, LTD, as a Lender,

by

Name:
Title:

LIGHTPOINT CLO III, LTD, as a Lender,

by

Name:
Title:

LIGHTPOINT CLO IV, LTD, as a Lender,

by

Name:
Title:

LIGHTPOINT CLO V, LTD, as a Lender,

by

Name:
Title:

LIGHTPOINT CLO VIII, LTD, as a Lender,

by

Name:
Title:

FREMONT CBNA LOAN FUNDING, as a Lender,

by

Name:
Title:

Exhibit A to the Second Amended

and Restated Credit Agreement

[FORM OF]

ADMINISTRATIVE QUESTIONNAIRE

CB RICHARD ELLIS SERVICES, INC.

Agent Information	Agent Closing Contact
Credit-Suisse	Fax: 212-322-2291
Eleven Madison Avenue	E-Mail: agency.loanops@credit-suisse.com
New York, NY 10010

Agent Wire Instructions

Bank of New York

ABA 021000018

Account Name: CS Agency Cayman Account

Account Number: 8900492627

It is very important that all of the requested information be completed accurately and that this questionnaire be returned promptly. If your institution is sub-allocating its allocation, please fill out an administrative questionnaire for each legal entity.

Legal Name of Lender to appear in Documentation:

Signature Block Information: _______________________________________________________________

• Signing Credit Agreement ☐Yes ☐No
• Coming in via Assignment ☐Yes ☐No

Type of Lender:    _________________________________________________________________________________________________

(Bank, Asset Manager, Broker/Dealer, CLO/CDO; Finance Company, Hedge Fund, Insurance, Mutual Fund, Pension Fund, Other Regulated Investment Fund, Special Purpose Vehicle, Other — please specify)

Lender Parent:    _______________________________________________________

Lender Domestic Address	Lender Eurodollar Address

Contacts/Notification Methods: Borrowings, Paydowns, Interest, Fees, etc.

	Primary Credit Contact	Secondary Credit Contact

Name:

Company:

Title:

Address:

Telephone:

Facsimile:

E-Mail Address:

	Primary Operations Contact	Secondary Operations Contact

Name:

Company:

Title:

Address:

Lender’s Domestic Wire Instructions

Bank Name:
ABA/Routing No.:
Account Name:
Account No.:
FFC Account Name:
FFC Account No.:
Attention:
Reference:

2

Tax Documents

NON-U.S. LENDER INSTITUTIONS:

I. Corporations:

If your institution is incorporated outside of the United States for U.S. Federal income tax purposes, and is the beneficial owner of the interest and other income it receives, you must complete one of the following three tax forms, as applicable to your institution: a.) Form W-8BEN (Certificate of Foreign Status of Beneficial Owner), b.) Form W-8ECI (Income Effectively Connected to a U.S. Trade or Business), or c.) Form W-8EXP (Certificate of Foreign Government or Governmental Agency).

A U.S. taxpayer identification number is required for any institution submitting Form W-8ECI. It is also required on Form W-8BEN for certain institutions claiming the benefits of a tax treaty with the U.S. Please refer to the instructions when completing the form applicable to your institution. In addition, please be advised that U.S. tax regulations do not permit the acceptance of faxed forms. An original tax form must be submitted.

II. Flow-Through Entities:

If your institution is organized outside the U.S., and is classified for U.S. Federal income tax purposes as either a Partnership, Trust, Qualified or Non-Qualified Intermediary, or other non-U.S. flow-through entity, an original Form W-8IMY (Certificate of Foreign Intermediary, Foreign Flow-Through Entity, or Certain U.S. Branches for United States Tax Withholding) must be completed by the intermediary together with a withholding statement. Flow-through entities other than Qualified Intermediaries are required to include tax forms for each of the underlying beneficial owners.

Please refer to the instructions when completing this form. In addition, please be advised that U.S. tax regulations do not permit the acceptance of faxed forms. Original tax form(s) must be submitted.

U.S. LENDER INSTITUTIONS:

If your institution is incorporated or organized within the United States, you must complete and return Form W-9 (Request for Taxpayer Identification Number and Certification). Please be advised that we request that you submit an original Form W-9.

Pursuant to the language contained in the tax section of the Second Amended and Restated Credit Agreement, the applicable tax form for your institution must be completed and returned prior to the first payment of income. Failure to provide the proper tax form when requested may subject your institution to U.S. tax withholding.

3

Exhibit B to the Second Amended

and Restated Credit Agreement

[FORM OF]

ASSIGNMENT AND ACCEPTANCE

Reference is made to the Second Amended and Restated Credit Agreement dated as of March 24, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among CB Richard Ellis Services, Inc., a Delaware corporation (the “U.S. Borrower”), CB Richard Ellis Limited, a limited company organized under the laws of England and Wales (the “U.K. Borrower”), CB Richard Ellis Limited, a corporation organized under the laws of the province of New Brunswick (the “Canadian Borrower”), CB Richard Ellis Pty Ltd, a company organized under the laws of Australia and registered in New South Wales (the “Australian Borrower”), CB Richard Ellis Limited, a company organized under the laws of New Zealand (the “New Zealand Borrower”), CB Richard Ellis Group, Inc., a Delaware corporation (“Holdings”), the lenders from time to time party thereto (the “Lenders”) and Credit Suisse, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”) for the Lenders. Terms defined in the Credit Agreement are used herein with the same meanings.

1. The Assignor hereby sells and assigns, without recourse, to the Assignee, and the Assignee hereby purchases and assumes, without recourse, from the Assignor, effective as of the Effective Date set forth below (but not prior to the registration of the information contained herein in the Register pursuant to Section 9.04(e) of the Credit Agreement), the interests set forth below (the “Assigned Interest”) in the Assignor’s rights and obligations under the Credit Agreement and the other Loan Documents, including, without limitation, the amounts and percentages set forth below of (i) the Commitments of the Assignor on the Effective Date set forth below (the “Effective Date”), (ii) the Loans owing to the Assignor which are outstanding on the Effective Date and (iii) participations in Letters of Credit and Swingline Loans which are outstanding on the Effective Date. Each of the Assignor and the Assignee hereby makes and agrees to be bound by all the representations, warranties and agreements set forth in Section 9.04(c) of the Credit Agreement, a copy of which has been received by each such party. From and after the Effective Date (i) the Assignee shall be a party to and be bound by the provisions of the Credit Agreement and, to the extent of the interests assigned by this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the Loan Documents and (ii) the Assignor shall, to the extent of the interests assigned by this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement; provided that the obligations of the Assignor under Section 9.16 of the Credit Agreement shall survive the execution of this Assignment and Acceptance and the assignment of interests effected hereby.

2. This Assignment and Acceptance is being delivered to the Administrative Agent together with (i) if the Assignee is organized under the laws of a jurisdiction outside the United States, any forms referred to in Section 2.20(f) of the Credit Agreement, duly completed and executed by such Assignee, (ii) if the Assignee is not already a Lender under the Credit Agreement, a completed Administrative Questionnaire in the form of Exhibit A to the Credit Agreement and (iii) if required by Section 9.04(b) of the Credit Agreement, a processing and recordation fee of $3,500.

3. This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of New York.

Date of Assignment:     __________________________________________________________________________________________________________________________

Legal Name of Assignor (“Assignor”):     ______________________________________________________________________________________________________

Legal Name of Assignee (“Assignee”):     ______________________________________________________________________________________________________

Effective Date of Assignment (“Effective Date”):     _______________________________________________________________________________________________

Facility/Commitment	Principal Amount Assigned[1]	Percentage Assigned of Facility/Commitment[1] (set forth, to at least 8 decimals, as a percentage of the Facility and the aggregate Loans or Commitments of all Lenders thereunder)
Tranche A Loans	$	%
Tranche A-1 Loans	$	%
Tranche B Loans	$	%
Other Term Loans	$	%
Domestic Revolving Loans/Credit Commitments	$	%
Multicurrency Revolving Loans/Credit Commitments	$	%
U.K. Revolving Loans/Credit Commitments	$	%
Other Revolving Loans/Credit Commitments	$	%

[Remainder of page intentionally left blank]

[1]	Amount of Commitments and/or Loans assigned is governed by Section 9.04(b) of the Credit Agreement.

2

The terms set forth above are hereby agreed to:	Accepted:

, as Assignor		CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Administrative Agent[, Domestic Swingline Lender and Issuing Bank][2]

by:		by:
Name: Title:		Name: Title:

by:
Name: Title:

, as Assignee		CB RICHARD ELLIS SERVICES, INC.

by:		by:
Name: Title:		Name: Title:

[N.Z. SWINGLINE LENDER,] [3]

by:
Name: Title:

[ISSUING BANK,] [4]

by:
Name: Title:

[2]	To the extent such consents are required under Section 9.04(b) of the Credit Agreement.
[3]	To the extent such consents are required under Section 9.04(b) of the Credit Agreement
[4]	To the extent such consents are required under Section 9.04(b) of the Credit Agreement

3

Exhibit C to the Second Amended

and Restated Credit Agreement

[FORM OF]

AUCTION ASSIGNMENT AND ACCEPTANCE

Reference is made to the Second Amended and Restated Credit Agreement dated as of March 24, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among CB Richard Ellis Services, Inc., a Delaware corporation (the “U.S. Borrower”), CB Richard Ellis Limited, a limited company organized under the laws of England and Wales (the “U.K. Borrower”), CB Richard Ellis Limited, a corporation organized under the laws of the province of New Brunswick (the “Canadian Borrower”), CB Richard Ellis Pty Limited, a company organized under the laws of Australia and registered in New South Wales (the “Australian Borrower”), CB Richard Ellis Limited, a company organized under the laws of New Zealand (the “New Zealand Borrower”, and together with the U.S. Borrower, the U.K. Borrower, the Canadian Borrower, the Australian Borrower and the New Zealand Borrower, the “Borrowers”), CB Richard Ellis Group, Inc., a Delaware corporation (“Holdings”), the lenders from time to time party thereto (the “Lenders”), and Credit Suisse, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”) for the Lenders. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Credit Agreement and the Auction Procedures set forth in Exhibit D thereto.

1. The Assignor hereby sells and assigns, without recourse, to the assignee set forth below (the “Purchaser”), and the Purchaser hereby purchases and assumes, without recourse, from the Assignor, effective as of the Effective Date set forth below (but not prior to the registration of the information contained herein in the Register pursuant to Section 9.04(e) of the Credit Agreement), the interests set forth below (the “Assigned Interest”) in the Assignor’s rights and obligations under the Credit Agreement and the other Loan Documents, including, without limitation, the amounts and percentages set forth below of the Loans owing to the Assignor which are outstanding on the Effective Date. From and after the Effective Date (i) the Purchaser shall be a party to and be bound by the provisions of the Credit Agreement and, to the extent of the interests assigned by this Auction Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the Loan Documents within the limits set forth in the Purchaser Agreement; (ii) the Assignor shall, to the extent of the interests assigned by this Auction Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement; provided that the obligations of the Assignor under Section 9.16 of the Credit Agreement shall survive the execution of this Auction Assignment and Acceptance and the assignment of interests effected hereby; and (iii) the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Purchaser for amounts which have accrued from and after the Effective Date, subject to the limits set forth in the Purchaser Agreement.

2. Each of the Assignor and the Purchaser hereby makes and agrees to be bound by all the representations, warranties and agreements set forth in Section 9.04(c) of the

Credit Agreement, a copy of which has been received by each such party. In addition, the Assignor acknowledges that: (i) the Purchaser is an Affiliate of the Borrowers and, as such, has access to all information concerning Holdings, the Borrowers and the Subsidiaries and may possess material, non public, confidential information concerning Holdings, the Borrowers or any of the Subsidiaries, as the case may be, and/or the Assigned Interest which may be material regarding Holdings or the Borrowers, or any of the Subsidiaries, as the case may be, their respective financial conditions, results of operations, businesses, properties, assets, liabilities, management, projections, appraisals, plans or prospects (the “Confidential Information”), (ii) the Purchaser may not have disclosed all such Confidential Information to the Assignor, (iii) the Confidential Information may be material to a determination of a fair value for the Assigned Interest and that value may be substantially different than the agreed consideration, (iv) the Assignor is experienced, sophisticated and knowledgeable in the trading of syndicated loans and other obligations of private and public companies and understands the disadvantage that may result from purchasing or selling the Assigned Interest without knowledge of the Confidential Information, (v) the Assignor believes, by reason of its business or financial experience or its own independent investigation, that it is capable of evaluating the merits and risks of the assignment of the Assigned Interest and the transactions contemplated thereby and of protecting its own interest in connection with the assignment of the Assigned Interest and the transactions contemplated thereby, (vi) the Assignor has determined to assign its Assigned Interest notwithstanding its lack of knowledge of the Confidential Information and (vii) the Assignor expressly irrevocably releases the Purchaser from any and all liabilities arising from its inability to review the Confidential Information and agrees to make no claim against the Purchaser or any of its Affiliates or their respective officers, employees, agents and Controlling persons in respect of the assignment and assumption of the Assigned Interest and the transactions contemplated thereby based on the failure to disclose the Confidential Information. The Assignor further acknowledges that the Confidential Information may not be available to the Administrative Agent or the other Lenders.

3. This Auction Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of New York.

2

Date of Assignment:

Legal Name of Assignor (“Assignor”):

Effective Date of Assignment (“Effective Date”):1

Facility	Principal Amount Assigned[2]	Percentage Assigned of Facility[1] (set forth, to at least 8 decimals, as a percentage of the Facility and the aggregate Loans of all Lenders thereunder)
Tranche A Loans	$	%
Tranche A-1 Loans	$	%
Tranche B Loans	$	%
Other Term Loans	$	%

[Remainder of page intentionally left blank]

1	To be inserted by the Administrative Agent and which shall be the effective date of recordation of the transfer in the Register therefor.
[2]	To be inserted by the Manager as part of the acceptance procedures upon the completion of a successful Auction.

The terms set forth above are

hereby agreed to:

                    , as Assignor,

by:
Name:
Title:

[PURCHASER], as Assignee

by:
Name:
Title:

Exhibit D to the Second Amended

and Restated Credit Agreement

AUCTION PROCEDURES

Summary. The Purchaser may conduct one or more Auctions in order to purchase, for cash or shares of Common Stock (the “Auction Consideration”), at the Purchaser’s option, Tranche A Loans, Tranche A-1 Loans and/or Tranche B Loans and/or Other Term Loans (each, an “Applicable Loan”) at any time on or after the Second Restatement Date pursuant to the procedures described in this Exhibit D. The aggregate amount of any cash used to purchase Purchased Loans by the Purchaser shall not exceed the amounts received by the Purchaser pursuant to Section 6.03(q) of the Second Amended and Restated Credit Agreement dated as of March 24, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among CB Richard Ellis Services, Inc., a Delaware corporation, CB Richard Ellis Limited, a limited company organized under the laws of England and Wales, CB Richard Ellis Limited, a corporation organized under the laws of the province of New Brunswick, CB Richard Ellis Pty Ltd, a company organized under the laws of Australia and registered in New South Wales, CB Richard Ellis Limited, a company organized under the laws of New Zealand, CB Richard Ellis Group, Inc., a Delaware corporation, the Lenders from time to time party thereto and Credit Suisse, as Administrative Agent and Collateral Agent for the Lenders. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

Notice Procedures. In connection with an Auction, the Purchaser will engage a dealer manager (the “Manager”) and will provide notification to such Manager and the Administrative Agent, for distribution to the Lenders, of the Class or Classes of Applicable Loans that will be the subject of the Auction (an “Auction Notice”, substantially in the form attached hereto as Annex A with such changes therein as the Purchaser, the Manager and the Administrative Agent may agree). With respect to any Auction Notice, the Purchaser may elect in its sole discretion either to limit such Auction Notice to any one of the Classes of Term Loans as it may elect or to include any combination of Classes in such Auction Notice. Each Auction Notice shall contain, for each Class included in such Auction Notice, (i) an aggregate bid amount, which may be expressed at the election of the Purchaser as either the total par principal amount of Term Loans offered to be purchased or the total cash amount offered to be paid pursuant to the Auction (each, an “Auction Amount”), (ii) the discount to par, which shall be a range to be specified by the Purchaser (the “Discount Range”), representing percentages of par of the principal amount of the Applicable Loans at issue expressed as a price per $1,000 that represents the range of purchase prices that could be paid in the Auction, and (iii) whether the Auction Consideration will be cash or shares of Common Stock or, if both, the amount of each; provided that the par principal amount of the Applicable Loans offered to be purchased in each Auction shall be in a minimum aggregate amount of $10,000,000 in each case, or such lesser amount for which funds are then available under Section 6.03(q) of the Credit Agreement, and with minimum increments of $100,000 (it being understood that the par principal amount of Applicable Loans actually purchased may be less than such minimum amounts in the event that the aggregate par principal amount of Applicable Loans actually offered by Lenders in such Auction is less than the applicable minimum amounts). For purposes of the foregoing, different Discount Ranges and Auction Amounts may apply to different Classes of Applicable Loans.

Reply Procedures. In connection with any Auction, each Lender holding Applicable Loans subject to such Auction may provide the Manager with a notice of participation (the “Return Bid”, substantially in the form attached hereto as Annex B with such changes therein as the Purchaser, the Manager and the Administrative Agent may agree) which shall specify (i) a discount to par that must be expressed as a price per $1,000 (the “Reply Price”), which must be within the applicable Discount Range and (ii) a principal amount of Applicable Loans (specifying the identity of each) which must be in increments of $100,000 (subject to rounding requirements specified by the Manager and the Administrative Agent) (the “Reply Amount”). The foregoing minimum increment amount condition shall not apply if a Lender submits a Reply Amount equal to such Lender’s entire remaining amount of the Applicable Loans. Lenders may only submit one Return Bid with respect to each Class per Auction (unless the Manager and the Purchaser elect to permit multiple bids, in which case the Manager and the Purchaser may agree to establish procedures under which each Return Bid may contain up to three bids with respect to each Class, only one of which can result in a Qualifying Bid (as defined below) with respect to such Class). Lenders may not submit a Reply Amount in excess of the aggregate principal amount of Applicable Loans of such Lender. In addition to the Return Bid, the participating Lender must execute and deliver, to be held in escrow by the Manager, the Auction Form of Assignment and Acceptance. Upon consummation of an Auction, the Manager will complete the Auction Form of Assignment and Acceptance of each Lender whose Applicable Loan will be purchased in such Auction and deliver the same to the Administrative Agent for execution by the Purchaser and recordation in the Register by the Administrative Agent.

Acceptance Procedures. If more than one Class is included in an Auction, the following procedures will apply separately for each such Class. Based on the Reply Prices and Reply Amounts received by the Manager , the Manager, in consultation with the Purchaser, will determine the applicable discounted price (the “Applicable Discounted Price”) for the Auction, which will be the lower of (i) the lowest Reply Price for which the Purchaser can complete the Auction at the Auction Amount that is within the Discount Range specified by the Purchaser and (ii) in the event that the aggregate amount of the Reply Amounts relating to such Auction Notice are insufficient to allow the Purchaser to complete a purchase of the entire Auction Amount, the highest Reply Price that is within the Discount Range so that the Purchaser can complete the Auction at such aggregate amount of Reply Amounts. The Purchaser shall purchase the Applicable Loans (or the respective portions thereof) from each Lender with a Reply Price that is equal to or less than the Applicable Discounted Price (“Qualifying Bids”) at the Applicable Discounted Price; provided that if the aggregate amount required to purchase Qualifying Bids (or, in the case of an Auction Amount expressed as a total par principal amount, if the aggregate par principal amounts of the Qualifying Bids) would exceed the Auction Amount for such Auction, the Purchaser shall purchase such Qualifying Bids at the Applicable Discounted Price ratably based on the respective principal amounts of such Qualifying Bids (subject to rounding requirements specified by the Manager and the Administrative Agent). In any Auction for which the Manager and the Purchaser have

2

elected to permit multiple bids, if a Lender has submitted a Return Bid containing multiple bids at different Reply Prices, only the bid with the highest Reply Price that is equal to or less than the Applicable Discounted Price will be deemed the Qualifying Bid of such Lender. Each participating Lender will receive notice of a Qualifying Bid as soon as reasonably practicable but in no case later than five Business Days from the date the Return Bid was due.

Additional Procedures. The Purchaser is not required to undertake any Auction, but once initiated by an Auction Notice, the Purchaser may not withdraw an Auction. Furthermore, in connection with any Auction, upon submission by a Lender of a Return Bid, such Lender will be obligated to sell the entirety or its pro rata portion of the Reply Amount at the Applicable Discounted Price. The Purchaser will not have any obligation to purchase any Applicable Loans outside of the applicable Discount Range nor will any Return Bids outside such applicable Discount Range be considered in any calculation of the Applicable Discounted Price or satisfaction of the Auction Amount. Each purchase of Applicable Loans in an Auction shall be consummated pursuant to procedures (including as to response deadlines, rounding amounts, type and Interest Period of accepted Applicable Loans, settlement procedures (including, to the extent Common Stock is used as Auction Consideration, the calculation of the number of shares of Common Stock to be received by Lenders with a Qualifying Bid) and calculation of Applicable Discounted Price referred to above) established jointly by the Manager, the Administrative Agent and the Purchaser. To the extent that no Lenders have validly tendered any Applicable Loans of a Class requested in an Auction Notice, the Purchaser may amend such Auction Notice for such Applicable Loans at least 24 hours before the then-scheduled expiration time for such Auction. In addition, the Purchaser may extend the expiration time of an Auction at least 24 hours before such expiration time. The provisions of this Exhibit D shall not limit or restrict the Borrowers from making voluntary prepayments of any Applicable Loans in accordance with the provisions of the Credit Agreement

3

Annex A

FORM OF

AUCTION NOTICE

[Purchaser Letterhead]

[Manager]

[Address]

Attention: [                    ]

Credit Suisse, as Administrative Agent

Eleven Madison Avenue

New York, New York 10010

Attention: [                    ]

Re: Auction

Ladies and Gentlemen:

Reference is made to the Second Amended and Restated Credit Agreement dated as of March 24, 2009 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among CB Richard Ellis Services, Inc., a Delaware corporation, CB Richard Ellis Limited, a limited company organized under the laws of England and Wales, CB Richard Ellis Limited, a corporation organized under the laws of the province of New Brunswick, CB Richard Ellis Pty Limited, a company organized under the laws of Australia and registered in New South Wales, CB Richard Ellis Limited, a company organized under the laws of New Zealand, CB Richard Ellis Group, Inc., a Delaware corporation, the Lenders from time to time party thereto, and Credit Suisse, as Administrative Agent and Collateral Agent for the Lenders. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Credit Agreement and the Auction Procedures set forth as Exhibit D thereto.

The undersigned Purchaser hereby gives notice to the holders of the [Tranche A] [Tranche A-1] [Tranche B] [Other Term] Loans that it desires to conduct the following Auction:

•

Auction Amount: $[        ] [Tranche A] [Tranche A-1] [Tranche B] [Other Term] Loans, representing [the total par principal amount of such Term Loans offered to be purchased] [the total cash amount offered to be paid pursuant to the Auction]

•	Discount Range: Not less than $[ ] nor greater than $[ ] per $1,000 principal amount of [Tranche A] [Tranche A-1] [Tranche B] [Other Term] Loans

•	Auction Consideration: [$[—] in cash] [$[—] in shares of Common Stock]

The undersigned Purchaser acknowledges that this Auction Notice may not be withdrawn. The Auction shall be consummated in accordance with the Auction Procedures with each Return Bid due by [                    ].

[Remainder of page intentionally left blank]

5

Very truly yours,

[PURCHASER]

By:
Name:
Title:

6

Annex B

FORM OF

RETURN BID

[Lender Letterhead]

[Manager]

[Address]

Attention: [                    ]

Re: Auction

Ladies and Gentlemen:

Reference is made to the Second Amended and Restated Credit Agreement dated as of March 24, 2009 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among CB Richard Ellis Services, Inc., a Delaware corporation, CB Richard Ellis Limited, a limited company organized under the laws of England and Wales, CB Richard Ellis Limited, a corporation organized under the laws of the province of New Brunswick, CB Richard Ellis Pty Limited, a company organized under the laws of Australia and registered in New South Wales, CB Richard Ellis Limited, a company organized under the laws of New Zealand, CB Richard Ellis Group, Inc., a Delaware corporation, the Lenders from time to time party thereto, and Credit Suisse, as Administrative Agent and Collateral Agent for the Lenders. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Credit Agreement and the Auction Procedures set forth as Exhibit D thereto.

The undersigned Lender hereby gives notice of its participation in the Auction by submitting the following Return Bid:1

Applicable Loan	Reply Price (price per $1,000)			Reply Amount
Tranche A Loans	$	[	]	$	[	]
Tranche A-1 Loans	$	[	]	$	[	]
Tranche B Loans	$	[	]	$	[	]
Other Term Loans	$	[	]	$	[	]

[1]	To be revised as appropriate to accommodate more than one bid if elected by the Manager and the Purchaser in accordance with the Auction Procedures.

The undersigned Lender acknowledges that the submission of this Return Bid along with an executed Auction Assignment and Acceptance, to be held in escrow by the Manager until released in accordance with the Auction Procedures, obligates the Lender to sell the entirety or its pro rata portion of the Reply Amount at the Applicable Discounted Price, and that this Return Bid may not be withdrawn.

Very truly yours,

[LENDER]

By:
Name:
Title:

8

Exhibit E to the Second Amended

and Restated Credit Agreement

[FORM OF]

BORROWING REQUEST

Credit Suisse, as Administrative Agent

Eleven Madison Avenue

New York, New York 10010

ATTN: Agency Group

[DATE]1

Ladies and Gentlemen:

Reference is made to the Second Amended and Restated Credit Agreement dated as of March 24, 2009 (as amended, restated, supplemented and/or otherwise modified from time to time, the “Credit Agreement”), among CB Richard Ellis Services, Inc., a Delaware corporation (the “U.S. Borrower”), CB Richard Ellis Limited, a limited company organized under the laws of England and Wales (the “U.K. Borrower”), CB Richard Ellis Limited, a corporation organized under the laws of the province of New Brunswick (the “Canadian Borrower”), CB Richard Ellis Pty Ltd, a company organized under the laws of Australia and registered in New South Wales (the “Australian Borrower”), CB Richard Ellis Limited, a company organized under the laws of New Zealand (the “New Zealand Borrower”), CB Richard Ellis Group, Inc., a Delaware corporation (“Holdings”), the lenders from time to time party thereto (the “Lenders”), and Credit Suisse, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”) for the Lenders. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

[DEFINED NAME OF BORROWER] hereby gives you notice pursuant to Section 2.03 of the Credit Agreement that it requests a Borrowing under the Credit Agreement, and in that connection sets forth below the terms on which such Borrowing is requested to be made:

(A)	Type of Borrowing:[2]

(B)	Currency of Borrowing:[3]

(C)	Class of Borrowing:[4]

(D)	Date of Borrowing:[5]

[1]

Signed Borrowing Request must be delivered irrevocably by hand or fax (a) in the case of a Fixed Rate Borrowing, not later than 1:00 p.m., Local Time, three Business Days before a proposed Borrowing, and (b) in the case of a Daily Rate Borrowing, not later than 12:00 noon, Local Time, on the Business Day of a proposed Borrowing.

[2]	Specify Fixed Rate Borrowing or Daily Rate Borrowing.
[3]	Specify dollars, Pounds, Euro, Australian Dollars, Canadian Dollars, Japanese Yen or New Zealand Dollars.
[4]	Specify Domestic Revolving Credit Borrowing, Multicurrency Revolving Credit Borrowing, U.K. Revolving Credit Borrowing, Domestic Swingline Borrowing or N.Z. Swingline Borrowing.
[5]	Date of Borrowing must be a Business Day.

(E)	Account Number and Location:[6]

(F)	Principal Amount of Borrowing:

[(G)	Interest Period:	][7]

[DEFINED NAME OF BORROWER] hereby represents and warrants to the Administrative Agent and the Lenders that, on the date of this Borrowing Request and on the date of the related Borrowing, the conditions to lending specified in paragraphs (b) and (c) of Section 4.01 of the Credit Agreement have been satisfied.

[NAME OF BORROWER],

by
Name:
Title:

[6]	Such account shall comply with Section 2.02(c).
[7]	If such Borrowing is to be a Fixed Rate Borrowing, the Interest Period or Contract Period with respect thereto.

2

Exhibit F-1 to the Second Amended

and Restated Credit Agreement

[FORM OF]

BORROWING SUBSIDIARY AGREEMENT

BORROWING SUBSIDIARY AGREEMENT dated as of [            ], 20[ ] (this “Agreement”), among CB RICHARD ELLIS SERVICES, INC., a Delaware Corporation (the “U.S. Borrower”), CB RICHARD ELLIS GROUP, INC., a Delaware corporation (“Holdings”), [NAME OF BORROWING SUBSIDIARY], a [            ] corporation (the “New Borrowing Subsidiary”), and CREDIT SUISSE, as administrative agent (the “Administrative Agent”).

Reference is hereby made to the Second Amended and Restated Credit Agreement dated as of March 24, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the U.S. Borrower, a Delaware corporation (the “U.S. Borrower”), CB Richard Ellis Limited, a limited company organized under the laws of England and Wales (the “U.K. Borrower”), CB Richard Ellis Limited a corporation organized under the laws of the province of New Brunswick (the “Canadian Borrower”), CB Richard Ellis Pty Ltd, a company organized under the laws of Australia and registered in New South Wales (the “Australian Borrower”), CB Richard Ellis Limited, a company organized under the laws of New Zealand (the “New Zealand Borrower”), CB Richard Ellis Group, Inc., a Delaware corporation (“Holdings”), the lenders from time to time party thereto (the “Lenders”) and Credit Suisse, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”) for the Lenders. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

Pursuant to Section 9.18 under the Credit Agreement, the Lenders have agreed, upon the terms and subject to the conditions therein set forth, to make Revolving Loans to any wholly owned Subsidiary that the U.S. Borrower shall designate as a Borrower under any of the Revolving Credit Commitments, and the U.S. Borrower and the New Borrowing Subsidiary desire that the New Borrowing Subsidiary become a Borrower under the [Domestic Revolving Credit Commitments] [Multicurrency Revolving Credit Commitments] [U.K. Revolving Credit Commitments]. The U.S. Borrower represents and warrants that the New Borrowing Subsidiary is a wholly owned Subsidiary. Each of the U.S. Borrower and the New Borrowing Subsidiary represent and warrant that the representations and warranties of the U.S. Borrower in the Credit Agreement relating to the New Borrowing Subsidiary and this Agreement are true and correct on and as of the date hereof. The U.S. Borrower agrees that the Guarantee of the U.S. Borrower contained in the Collateral Agreement will apply to the Obligations of the New Borrowing Subsidiary. Upon execution of this Agreement by each of the U.S. Borrower, Holdings, the New Borrowing Subsidiary and the Administrative Agent, the New Borrowing Subsidiary shall be a party to the Credit Agreement and shall constitute a “Borrower” for all purposes thereof, and the New Borrowing Subsidiary hereby agrees to be bound by all provisions of the Credit Agreement.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their authorized officers as of the date first appearing above.

CB RICHARD ELLIS GROUP, INC.,

by
Name:
Title:

CB RICHARD ELLIS SERVICES, INC.,

by
Name:
Title:

[NAME OF NEW BORROWING SUBSIDIARY],

by
Name:
Title:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Administrative Agent,

by
Name:
Title:

2

Exhibit F-2 to the Second Amended

and Restated Credit Agreement

[FORM OF]

BORROWING SUBSIDIARY TERMINATION

[DATE]

Credit Suisse, as Administrative Agent

Eleven Madison Avenue

New York, New York 10010

ATTN: Agency Group

Ladies and Gentlemen:

Reference is made to the Second Amended and Restated Credit Agreement dated as of March 24, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among CB Richard Ellis Services, Inc., a Delaware corporation (the “U.S. Borrower”), CB Richard Ellis Limited, a limited company organized under the laws of England and Wales (the “U.K. Borrower”), CB Richard Ellis Limited a corporation organized under the laws of the province of New Brunswick (the “Canadian Borrower”), CB Richard Ellis Pty Ltd, a company organized under the laws of Australia and registered in New South Wales (the “Australian Borrower”), CB Richard Ellis Limited, a company organized under the laws of New Zealand (the “New Zealand Borrower”), CB Richard Ellis Group, Inc., a Delaware corporation (“Holdings”), the lenders from time to time party thereto (the “Lenders”) and Credit Suisse, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”) for the Lenders. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

Pursuant Section 9.18 under the Credit Agreement, the U.S. Borrower hereby terminates the status of [NAME OF TERMINATED BORROWING SUBSIDIARY] (the “Terminated Borrowing Subsidiary”) as a Borrower. The U.S. Borrower and Holdings represent and warrant that (a) no Loans made to the Terminated Borrowing Subsidiary are outstanding as of the date hereof, (b) no Letters of Credit issued for the account of the Terminated Borrowing Subsidiary are outstanding as of the date hereof and (c) all amounts payable by the Terminated Borrowing Subsidiary in respect of interest and/or Fees (and, to the extent notified by the Administrative Agent or any Lender, any other amounts payable under the Credit Agreement) pursuant to the Credit Agreement have been paid in full on or prior to the date hereof.

This instrument shall be construed in accordance with and governed by the laws of the State of New York.

CB RICHARD ELLIS SERVICES, INC.,

by
Name:
Title:

[NAME OF TERMINATED BORROWING SUBSIDIARY],

by
Name:
Title:

2

Exhibit G to the Second Amended

and Restated Credit Agreement

AMENDED AND RESTATED GUARANTEE AND PLEDGE AGREEMENT

dated as of

March 24, 2009,

among

CB RICHARD ELLIS SERVICES, INC.,

CB RICHARD ELLIS GROUP, INC.,

the Subsidiaries of CB RICHARD ELLIS SERVICES, INC.,

from time to time party hereto

and

CREDIT SUISSE,

as Collateral Agent

[CS&M Ref No. 5865-102]

TABLE OF CONTENTS

		Page
	ARTICLE I

	Definitions

SECTION 1.01.	Credit Agreement	2
SECTION 1.02.	Other Defined Terms	2

	ARTICLE II

	Guarantee

SECTION 2.01.	Guarantee	6
SECTION 2.02.	Guarantee of Payment	6
SECTION 2.03.	No Limitations, Etc	7
SECTION 2.04.	Reinstatement	8
SECTION 2.05.	Agreement To Pay; Subrogation	8
SECTION 2.06.	Information	8

	ARTICLE III

	Pledge of Securities

SECTION 3.01.	Pledge	8
SECTION 3.02.	Delivery of the Pledged Collateral	9
SECTION 3.03.	Representations, Warranties and Covenants	9
SECTION 3.04.	Limited Liability Company Interests and Limited Partnership Interests	11
SECTION 3.05.	Registration in Nominee Name; Denominations	11
SECTION 3.06.	Voting Rights; Dividends and Interest, etc	11

	ARTICLE IV

	Security Interests in Personal Property

SECTION 4.01.	Security Interest	13
SECTION 4.02.	Representations and Warranties	15
SECTION 4.03.	Covenants	17
SECTION 4.04.	Other Actions	18
SECTION 4.05.	Covenants Regarding Patent, Trademark and Copyright Collateral	19

i

Schedules
Schedule I	Subsidiary Guarantors
Schedule II	Equity Interests; Pledged Debt Securities

ii

Schedule III	Intellectual Property
Schedule IV	Commercial Tort Claims

Exhibits

Exhibit A	Form of Supplement
Exhibit B	Form of Perfection Certificate

iii

AMENDED AND RESTATED GUARANTEE AND PLEDGE AGREEMENT dated as of March 24, 2009 (this “Agreement”), among CB RICHARD ELLIS SERVICES, INC., a Delaware corporation (the “U.S. Borrower”), CB RICHARD ELLIS GROUP, INC., a Delaware corporation (“Holdings”), the Subsidiaries of the U.S. Borrower from time to time party hereto and CREDIT SUISSE (“Credit Suisse”), as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties (as defined herein).

PRELIMINARY STATEMENT

Reference is made to (a) the Amended and Restated Credit Agreement dated as of December 20, 2006 (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”), among the U.S. Borrower, CB Richard Ellis Limited, a limited company organized under the laws of England and Wales (the “U.K. Borrower”), CB Richard Ellis Limited, a corporation organized under the laws of the province of New Brunswick (the “Canadian Borrower”), CB Richard Ellis Pty Ltd, a company organized under the laws of Australia and registered in New South Wales (the “Australian Borrower”), CB Richard Ellis Limited, a company organized under the laws of New Zealand (the “New Zealand Borrower”), Holdings, the lenders from time to time party thereto (the “Lenders”) and Credit Suisse, as administrative agent (in such capacity, the “Administrative Agent”) and Collateral Agent, and (b) the Guarantee and Pledge Agreement dated as of June 26, 2006 (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Guarantee and Pledge Agreement”), among the U.S. Borrower, Holdings, the Subsidiaries of the U.S. Borrower from time to time party thereto and the Collateral Agent.

The Lenders and the Issuing Bank (such term and each other capitalized term used but not defined in this preliminary statement having the meaning given or ascribed to it in Article I) have extended and have agreed to extend credit to the Borrowers, subject to the terms and conditions set forth in the Existing Credit Agreement. Concurrent with the execution and delivery of this Agreement, the Existing Credit Agreement will be amended and restated (such amended and restated agreement, as the same may be further amended, supplemented or otherwise modified from time to time being referred to herein as the “Credit Agreement”). The effectiveness of the Credit Agreement is conditioned upon, among other things, the execution and delivery of this Agreement. Holdings and the Subsidiary Guarantors are affiliates of the Borrowers, have derived substantial benefits from the extension of credit to the Borrowers pursuant to the Existing Credit Agreement, will derive substantial benefits from the extension of credit to the Borrowers pursuant to the Credit Agreement and are willing to execute and deliver this Agreement in consideration therefor and in order to induce the Lenders and the Issuing Bank to continue to extend such credit.

Holdings, the Borrowers and the Subsidiary Guarantors desire to amend and restate the Existing Guarantee and Pledge Agreement in the form hereof to, among other things, reaffirm their obligations under the Existing Guarantee and Pledge Agreement, to add certain Collateral and to make certain amendments thereto.

Accordingly, the parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Credit Agreement. (a) Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Credit Agreement. All terms defined in the New York UCC (as defined herein) and not defined in this Agreement have the meanings specified therein. All references to the term “instrument” shall have the meaning specified in Article 9 of the New York UCC.

(b) The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Agreement.

SECTION 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Account Debtor” means any person who is or who may become obligated to any Grantor under, with respect to or on account of an Account.

“Article 9 Collateral” has the meaning assigned to such term in Section 4.01.

“Borrowers” means, collectively, the U.S. Borrower, the Australian Borrower, the Canadian Borrower, the New Zealand Borrower and the UK Borrower and any other wholly owned Subsidiary of the U.S. Borrower that becomes a party to the Credit Agreement as a Borrower pursuant to Section 9.18 of the Credit Agreement.

“Cash Management Services” means treasury management services (including controlled disbursements, zero balance arrangements, cash sweeps, automated clearinghouse transactions, return items, overdrafts, temporary advances, interest and fees and interstate depository network services or similar transactions) provided to any Loan Party.

“Collateral” means Article 9 Collateral and Pledged Collateral.

“Copyright License” means any written agreement, now or hereafter in effect, granting any right to any third person under any copyright now or hereafter owned by any Grantor or that such Grantor otherwise has the right to license, or granting any right to any Grantor under any copyright now or hereafter owned by any third person, and all rights of such Grantor under any such agreement.

“Copyrights” means all of the following now owned or hereafter acquired by any Grantor: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, supplemental registrations and pending applications for registration in the United States Copyright Office (or any successor office or any similar office in any other country), including those United States applications and registrations listed on Schedule III.

2

“Domestic Obligations” means all the Obligations that are obligations of Holdings, the U.S. Borrower or any other Domestic Subsidiary.

“Excluded Equity Interests” means (a) any Equity Interest in any Immaterial Subsidiary, (b) any Equity Interest in any Investment Subsidiary other than CB Richard Ellis Investors, LLC and CB Richard Ellis Investors, Inc., and (c) any Equity Interests in any person other than a wholly-owned Subsidiary where the assignment or pledge thereof, or grant of a security interest therein, requires, pursuant to the organizational documents of such person or any related joint venture, shareholder or like agreement binding on any shareholder, partner or member of such person, the consent of any shareholder, partner or member of such person that is not an Affiliate of Holdings.

“Federal Securities Laws” has the meaning assigned to such term in Section 5.04.

“Foreign Obligations” means all the Obligations that are obligations of any Foreign Subsidiary.

“General Intangibles” means all choses in action and causes of action and all other intangible personal property of every kind and nature (other than Accounts) now owned or hereafter acquired by any Grantor, including corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Hedging Agreements and other agreements), Intellectual Property, goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to any Grantor to secure payment by an Account Debtor of any of the Accounts.

“Grantors” means Holdings, the U.S. Borrower and the Subsidiary Guarantors (other than Melody and any Subsidiary Guarantor that is an Investment Subsidiary).

“Guarantors” means Holdings, the Subsidiary Guarantors and, to the extent the U.S. Borrower is not otherwise liable with respect to any Obligations, the U.S. Borrower.

“Intellectual Property” means all intellectual and similar property of any Grantor of every kind and nature now owned or hereafter acquired by any Grantor, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, confidential or proprietary technical and business information, know-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

“License” means any Patent License, Trademark License, Copyright License or other license or sublicense agreement relating to Intellectual Property to which any Grantor is a party, including those licenses of registered U.S. Intellectual Property from third parties to any Grantor listed on Schedule III.

3

“Loan Document Obligations” means (a) the due and punctual payment of (i) the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by any Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral, and (iii) all other monetary obligations of any Borrower to any of the Secured Parties under the Credit Agreement and each of the other Loan Documents, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (b) the due and punctual performance of all other obligations of each Borrower under or pursuant to the Credit Agreement and each of the other Loan Documents, and (c) the due and punctual payment and performance of all the obligations of each other Loan Party under or pursuant to this Agreement and each of the other Loan Documents.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Obligations” means (a) the Loan Document Obligations, (b) the due and punctual payment and performance of all obligations of each Loan Party under each Hedging Agreement that (i) is in effect on the Second Restatement Date with a counterparty that is the Administrative Agent or a Lender or an Affiliate of the Administrative Agent or a Lender as of the Second Restatement Date or (ii) is entered into after the Second Restatement Date with any counterparty that is the Administrative Agent or a Lender or an Affiliate of the Administrative Agent or a Lender at the time such Hedging Agreement is entered into and (c) the Secured Cash Management Services Obligations.

“Patent License” means any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a patent, now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a patent, now or hereafter owned by any third party, is in existence, and all rights of any Grantor under any such agreement.

“Patents” means all of the following now owned or hereafter acquired by any Grantor: (a) all letters patent of the United States or the equivalent thereof in any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or the equivalent thereof in any other country, including registrations and pending applications in the United States Patent and Trademark Office or any similar offices in any other country, including those United States patents and patent applications listed on Schedule III, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

4

“Perfection Certificate” means a certificate substantially in the form of Exhibit B, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by a Responsible Officer of Holdings.

“Pledged Collateral” has the meaning assigned to such term in Section 3.01.

“Pledged Debt Securities” has the meaning assigned to such term in Section 3.01.

“Pledged Securities” means any promissory notes, stock certificates or other securities now or hereafter included in the Pledged Collateral, including all certificates, instruments or other documents representing or evidencing any Pledged Collateral.

“Pledged Stock” has the meaning assigned to such term in Section 3.01.

“Secured Cash Management Services Obligations” means the due and punctual payment of any and all obligations of the Loan Parties in connection with Cash Management Services that are (a) owed on the Second Restatement Date to a person that is the Administrative Agent or a Lender or an Affiliate of the Administrative Agent or a Lender as of the Second Restatement Date or (b) owed to a person that is the Administrative Agent or a Lender or an Affiliate of the Administrative Agent or a Lender at the time such obligations are incurred.

“Secured Parties” means (a) the Lenders, (b) the Administrative Agent, (c) the Collateral Agent, (d) the Issuing Bank, (e) each counterparty to any Hedging Agreement with a Loan Party that either (i) is in effect on the Second Restatement Date if such counterparty is the Administrative Agent or a Lender or an Affiliate of the Administrative Agent or a Lender as of the Second Restatement Date or (ii) is entered into after the Second Restatement Date if such counterparty is the Administrative Agent or a Lender or an Affiliate of the Administrative Agent or a Lender at the time such Hedging Agreement is entered into, (f) the beneficiaries of each indemnification obligation undertaken by any Grantor under any Loan Document, (g) each person to whom any Secured Cash Management Services Obligations are owed and (h) the successors and assigns of each of the foregoing.

“Security Interest” has the meaning assigned to such term in Section 4.01.

“Significant Subsidiary” means (a) each Subsidiary (i) that has consolidated total assets of more than $5,000,000 and (ii) of which securities or other ownership interests representing more than 80% of the equity or more than 80% of the ordinary voting power or more than 80% of the general partnership interests are, at the time any determination is being made, owned, Controlled or held, directly or indirectly, by the U.S. Borrower and (b) each Subsidiary in which Holdings and the U.S. Borrower have invested $25,000,000 or more.

“Subsidiary Guarantors” means (a) the Subsidiaries identified on Schedule I and (b) each other Subsidiary that becomes a party to this Agreement as contemplated by Section 7.16.

“Trademark License” means any written agreement, now or hereafter in effect, granting to any third party any right to use any trademark now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, or granting to any Grantor any right to use any trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

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“Trademarks” means all of the following now owned or hereafter acquired by any Grantor: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations thereof, and all registration and applications filed in connection therewith, including registrations and applications for registration in the United States Patent and Trademark Office or any similar offices in any State of the United States or any other country or any political subdivision thereof, and all extensions or renewals thereof, including those United States registrations and applications listed on Schedule III, (b) all goodwill associated therewith or symbolized thereby and (c) all other assets, rights and interests that uniquely reflect or embody such goodwill.

“Unfunded Advances/Participations” means (a) with respect to the Administrative Agent, the aggregate amount, if any (i) made available to the Borrowers on the assumption that each Lender has made its portion of the applicable Borrowing available to the Administrative Agent as contemplated by Section 2.02(d) of the Credit Agreement and (ii) with respect to which a corresponding amount shall not in fact have been returned to the Administrative Agent by the Borrowers or made available to the Administrative Agent by any such Lender, (b) with respect to any Swingline Lender, the aggregate amount, if any, of participations in respect of any outstanding Swingline Loan that shall not have been funded by the Revolving Credit Lenders in accordance with Section 2.22(e) of the Credit Agreement and (c) with respect to any Issuing Bank, the aggregate amount, if any, of participations in respect of any outstanding L/C Disbursement that shall not have been funded by the Revolving Credit Lenders in accordance with Sections 2.23(d) and 2.02(f) of the Credit Agreement.

ARTICLE II

Guarantee

SECTION 2.01. Guarantee. Each Guarantor unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment and performance of the Obligations. Each of the Guarantors further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligation. Each of the Guarantors waives presentment to, demand of payment from and protest to any Borrower or any other Loan Party of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.

SECTION 2.02. Guarantee of Payment. Each of the Guarantors further agrees that its guarantee hereunder constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Collateral Agent or any other Secured Party to any security held for the payment of the Obligations or to any balance of any deposit account or credit on the books of the Collateral Agent or any other Secured Party in favor of any Borrower or any other person.

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SECTION 2.03. No Limitations, Etc. (a) Except for termination of a Guarantor’s obligations hereunder as expressly provided in Section 7.15, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by (i) the failure of the Collateral Agent or any other Secured Party to assert any claim or demand or to enforce any right or remedy under the provisions of any Loan Document or otherwise; (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document or any other agreement, including with respect to any other Guarantor under this Agreement; (iii) the release of, or any impairment of or failure to perfect any Lien on or security interest in, any security held by the Collateral Agent or any other Secured Party for the Obligations or any of them; (iv) any default, failure or delay, wilful or otherwise, in the performance of the Obligations; (v) any law, regulation, decree or order of any jurisdiction or any other event, to the extent such Guarantor can lawfully waive application thereof; or (vi) any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Obligations). Each Guarantor expressly authorizes the Secured Parties to take and hold security for the payment and performance of the Obligations, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in their sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Obligations, all without affecting the obligations of any Guarantor hereunder.

(b) To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of any Borrower or any other Loan Party or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any Borrower or any other Loan Party, other than the indefeasible payment in full in cash of all the Obligations. The Collateral Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with any Borrower or any other Loan Party or exercise any other right or remedy available to them against any Borrower or any other Loan Party, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Obligations have been fully and indefeasibly paid in full in cash. To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against any Borrower or any other Loan Party, as the case may be, or any security.

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SECTION 2.04. Reinstatement. Each of the Guarantors agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by the Collateral Agent or any other Secured Party upon the bankruptcy or reorganization of any Borrower, any other Loan Party or otherwise.

SECTION 2.05. Agreement To Pay; Subrogation. In furtherance of the foregoing and not in limitation of any other right that the Collateral Agent or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of any Borrower or any other Loan Party to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Collateral Agent for distribution to the applicable Secured Parties in cash the amount of such unpaid Obligation. Upon payment by any Guarantor of any sums to the Collateral Agent as provided above, all rights of such Guarantor against any Borrower or any other Guarantor arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article VI.

SECTION 2.06. Information. Each Guarantor assumes all responsibility for being and keeping itself informed of each Borrower’s and each other Loan Party’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that neither the Collateral Agent nor any other Secured Party will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.

ARTICLE III

Pledge of Securities

SECTION 3.01. Pledge. As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor hereby assigns and pledges to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in, all of such Grantor’s right, title and interest in, to and under (a) the shares of capital stock and other Equity Interests owned by such Grantor on the date hereof and listed on Schedule II and any other Equity Interests in a Significant Subsidiary or another Subsidiary which is a Guarantor hereunder obtained in the future by such Grantor and the certificates representing all such Equity Interests (collectively referred to herein as the “Pledged Stock”); provided that the Pledged Stock shall not include (i) insofar as they secure Domestic Obligations, more than 65% of the issued and outstanding voting Equity Interests of any Foreign Subsidiary (it being understood and agreed that such limitation shall not apply insofar as any such Pledged Stock secures Foreign Obligations) and (ii) the Excluded Equity Interests; (b) (i) the debt securities held by such Grantor on the date hereof (including all such debt securities listed opposite the name of such Grantor on Schedule II), (ii) any debt securities in the future issued to such Grantor and (iii) to the extent evidenced thereby the promissory notes and any other instruments

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evidencing such debt securities (all the foregoing collectively referred to herein as the “Pledged Debt Securities”); (c) all other property that may be delivered to and held by the Collateral Agent pursuant to the terms of this Section 3.01; (d) subject to Section 3.06, all dividends, interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the securities referred to in clauses (a), (b) and (c) above; (e) subject to Section 3.06, all rights and privileges of such Grantor with respect to the securities and other property referred to in clauses (a), (b) and (c) above; and (f) all Proceeds of any of the foregoing (the items referred to in clauses (a) through (f) above being collectively referred to as the “Pledged Collateral”).

TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, forever; subject, however, to the terms, covenants and conditions hereinafter set forth.

SECTION 3.02. Delivery of the Pledged Collateral. (a) Each Grantor agrees promptly to deliver or cause to be delivered to the Collateral Agent any and all Pledged Securities that are represented in physical form; provided, however, that a Grantor shall not be required to deliver, or cause to be delivered, to the Collateral Agent such Pledged Securities that are represented in physical form in any Subsidiary if such Grantor's ownership of the Equity Interests in such Subsidiary is 1% or less of the issued and outstanding Equity Interests in such Subsidiary..

(b) Each Grantor will cause any Indebtedness for borrowed money in an aggregate principal amount in excess of $1,000,000 owed to such Grantor by any person to be evidenced by a duly executed promissory note that is pledged and delivered to the Collateral Agent pursuant to the terms hereof.

(c) Upon delivery to the Collateral Agent, any certificate representing Pledged Securities shall be accompanied by undated stock powers duly executed in blank and such other instruments or documents as the Collateral Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities, which schedule shall be attached hereto as Schedule II and made a part hereof; provided that failure to attach any such schedule hereto shall not affect the validity of such pledge of such Pledged Securities. Each schedule so delivered shall supplement any prior schedules so delivered.

SECTION 3.03. Representations, Warranties and Covenants. The Grantors jointly and severally represent, warrant and covenant to and with the Collateral Agent, for the benefit of the Secured Parties, that:

(a) Schedule II correctly sets forth the percentage of the issued and outstanding shares of each class of the Equity Interests of the issuer thereof represented by such Pledged Stock and includes all Equity Interests required to be pledged hereunder;

(b) the Pledged Stock is fully paid and nonassessable;

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(c) except for the security interests granted hereunder, each of the Grantors (i) is and will continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule II as owned by such Grantor, (ii) holds the same free and clear of all Liens, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, other than pursuant hereto, and (iv) subject to Section 3.06, will cause any and all Pledged Collateral, whether for value paid by the Grantor or otherwise, to be forthwith deposited with the Collateral Agent and pledged or assigned hereunder;

(d) except for restrictions and limitations imposed by the Loan Documents or securities laws generally, the Pledged Collateral is and will continue to be freely transferable and assignable, and none of the Pledged Collateral is or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Collateral Agent of rights and remedies hereunder;

(e) each of the Grantors (i) has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated and (ii) will defend its title or interest thereto or therein against any and all Liens (other than the Lien created by this Agreement and other than Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement), however arising, of all persons whomsoever;

(f) no consent or approval of any Governmental Authority, any securities exchange or any other person was or is necessary to the validity of the pledge effected hereby (other than such as have been obtained and are in full force and effect);

(g) by virtue of the execution and delivery by the Grantors of this Agreement, when any Pledged Securities are delivered to the Collateral Agent in accordance with this Agreement, the Collateral Agent will obtain a legal, valid and perfected first-priority lien upon and security interest in such Pledged Security as security for the payment and performance of the Obligations;

(h) the pledge effected hereby is effective to vest in the Collateral Agent, for the benefit of the Secured Parties, the rights of the Collateral Agent in the Pledged Collateral as set forth herein;

(i) the Perfection Certificate has been duly prepared, completed and executed and the information set forth therein is correct and complete in all material respects. The Perfection Certificate accurately sets forth the complete legal name of each Grantor. Properly completed Uniform Commercial Code financing statements have been delivered to the Collateral Agent for filing in each governmental office specified in Schedule 5 to the Perfection Certificate; and

(j) each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to better assure,

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preserve, protect and perfect the security interest in the Pledged Collateral and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of such security interest and the filing of any financing statements or other documents in connection herewith or therewith.

SECTION 3.04. Limited Liability Company Interests and Limited Partnership Interests. Each Grantor acknowledges and agrees that (i) each interest in any limited liability company or limited partnership controlled by such Grantor, pledged hereunder and not represented by a certificate, shall not be for purposes of this Agreement and the other Loan Documents a “security” within the meaning of Article 8 of the New York UCC and shall not be governed by Article 8 of the New York UCC, and (ii) such Grantor shall at no time elect to treat any such interest as a “security” within the meaning of Article 8 of the New York UCC or issue any certificate representing such interest, unless such Grantor provides prior written notification to the Collateral Agent of such election and promptly delivers any such certificate to the Collateral Agent pursuant to the terms hereof.

SECTION 3.05. Registration in Nominee Name; Denominations. The Collateral Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion when an Event of Default has occurred and is continuing) to hold the Pledged Securities in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Collateral Agent. Each Grantor will promptly give to the Collateral Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such Grantor that is the owner thereof. The Collateral Agent shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

SECTION 3.06. Voting Rights; Dividends and Interest, etc. (a) Unless and until an Event of Default shall have occurred and be continuing and the Collateral Agent shall have notified the Grantors that their rights under this Section are being suspended (which notice shall be deemed to have been given immediately upon the occurrence of an Event of Default under paragraph (g) or (h) of Article VII of the Credit Agreement):

(i) Each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of any Pledged Security or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreement and the other Loan Documents; provided that such rights and powers shall not be exercised in any manner that could materially and adversely affect the rights inuring to a holder of any Pledged Security or the rights and remedies of any of the Collateral Agent or the other Secured Parties under this Agreement or the Credit Agreement or any other Loan Document or the ability of the Secured Parties to exercise the same.

(ii) Each Grantor shall be entitled to receive and retain any and all interest, dividends and other distributions paid on or distributed in respect of the Pledged Securities to the extent and only to the extent that such interest, dividends and

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other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents and applicable laws; provided that any noncash interest, dividends or other distributions that would constitute Pledged Stock or Pledged Debt Securities, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by any Grantor, shall not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent and shall be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement).

(b) Upon the occurrence and during the continuance of an Event of Default, after the Collateral Agent shall have notified (or shall be deemed to have notified pursuant to Section 3.06(a)) the Grantors of the suspension of their rights under paragraph (a)(ii) of this Section 3.06, then all rights of any Grantor to interest, dividends or other distributions that such Grantor is authorized to receive pursuant to paragraph (a)(ii) of this Section 3.06 shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such interest, dividends or other distributions. All interest, dividends or other distributions received by any Grantor contrary to the provisions of this Section 3.06 shall be held in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Grantor and shall be forthwith delivered to the Collateral Agent upon demand in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 5.02. After all Events of Default have been cured or waived, the Collateral Agent shall, within five Business Days after all such Events of Default have been cured or waived, repay to each applicable Grantor (without interest) all interest, dividends or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(ii) of this Section 3.06 and that remain in such account.

(c) Upon the occurrence and during the continuance of an Event of Default, after the Collateral Agent shall have notified (or shall be deemed to have notified pursuant to Section 3.06(a)) the Grantors of the suspension of their rights under paragraph (a)(i) of this Section 3.06, then all rights of any Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 3.06 shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that, unless otherwise directed by the Required Lenders, the Collateral Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Grantors to exercise such rights.

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(d) Any notice given by the Collateral Agent to the Grantors suspending their rights under paragraph (a) of this Section 3.06 (i) may be given by telephone if promptly confirmed in writing, (ii) may be given to one or more of the Grantors at the same or different times and (iii) may suspend the rights of the Grantors under paragraph (a)(i) or paragraph (a)(ii) in part without suspending all such rights (as specified by the Collateral Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Collateral Agent’s rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.

ARTICLE IV

Security Interests in Personal Property

SECTION 4.01. Security Interest. (a) As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor hereby assigns and pledges to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest (the “Security Interest”) in all right, title or interest now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest in the following (collectively, the “Article 9 Collateral”):

(i) all Accounts;

(ii) all Chattel Paper;

(iii) all cash and Deposit Accounts;

(iv) all Documents;

(v) all Equipment;

(vi) all General Intangibles;

(vii) all Instruments;

(viii) all Inventory;

(ix) all Investment Property;

(x) all Letter-of-Credit Rights;

(xi) all Commercial Tort Claims described on Schedule IV;

(xii) all books and records pertaining to the Article 9 Collateral; and

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(xiii) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any person with respect to any of the foregoing.

provided, however, notwithstanding the foregoing, no security interest granted under this Section 4.01(a) shall attach to: (A) the Excluded Equity Interests; (B) insofar as the Pledged Stock secures Domestic Obligations, more than 65% of the issued and outstanding voting Equity Interests of any Foreign Subsidiary (it being understood and agreed that such limitation shall not apply insofar as any such Pledged Stock secures Foreign Obligations); (C) any governmental license, permit, registration or other authorization of any Grantor or any of its rights or interests thereunder, if and for so long as the grant of such security interest is not permitted by or is ineffective under any law or shall constitute or result in (x) the unenforceability of any right of such Grantor therein or (y) a breach or termination pursuant to the terms of, or a default under, any such authorization (other than to the extent any such law or term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the New York UCC or any other applicable law or principles of equity); provided, further, that such security interest shall attach immediately at such time as the condition causing such unenforceability shall be remedied and, to the extent severable, shall attach immediately to any portion of such authorization that does not result in any of the consequences specified in clause (x) or (y) above, including any Proceeds of such authorization; (D) any contract or agreement to which any Grantor is a party or any of its rights or interests thereunder, if and for so long as the grant of such security interest shall constitute or result in (x) the unenforceability of any right of such Grantor therein or (y) a breach or termination pursuant to the terms of, or a default under, any such contract or agreement (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the New York UCC or any other applicable law or principles of equity); provided, further, that such security interest shall attach immediately at such time as the condition causing such unenforceability shall be remedied and, to the extent severable, shall attach immediately to any portion of such contract or agreement that does not result in any of the consequences specified in clause (x) or (y) above, including any Proceeds of such contract or agreement; and (E) any intent-to-use Trademark application pending in the United States Patent and Trademark Office unless and until acceptable evidence of use of the applicable Trademark has been filed with and accepted by such office pursuant to the Lanham Act, to the extent that granting a security interest in such Trademark application prior to such filing would adversely affect the enforceability or validity or result in cancellation of such Trademark application.

(b) Each Grantor hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in any relevant jurisdiction any initial financing statements with respect to Article 9 Collateral or any part thereof and amendments thereto that (i) indicate the Article 9 Collateral as “all assets” of such Grantor or words of similar effect, and (ii) contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment, including (a) whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor and (b) in the case of a financing statement filed as a fixture filing, a sufficient description of the real property to which such Article 9 Collateral relates, it being understood, however, that no fixture filings will be required to be made. The Grantor agrees to provide such information to the Collateral Agent promptly upon request.

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Each Grantor also ratifies its authorization for the Collateral Agent to file in any relevant jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

The Collateral Agent is further authorized to file with the United States Patent and Trademark Office and the United States Copyright Office (or any successor office) such documents as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Grantor to the Collateral Agent in Intellectual Property included in the Article 9 Collateral, and naming any Grantor or the Grantors as debtors and the Collateral Agent as secured party.

(c) The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Article 9 Collateral.

SECTION 4.02. Representations and Warranties. The Grantors jointly and severally represent and warrant to the Collateral Agent and the Secured Parties that:

(a) Each Grantor has good and valid rights in and title to the Article 9 Collateral with respect to which it has purported to grant a Security Interest hereunder except for minor defects in title that do not interfere in any material respect with its ability to conduct its business as currently conducted or to utilize such properties and assets for such intended purposes and has full power and authority to grant to the Collateral Agent the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other person other than any consent or approval that has been obtained.

(b) The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein (including (x) the exact legal name of each Grantor and (y) the jurisdiction of organization of each Grantor) is correct and complete as of the Second Restatement Date. Uniform Commercial Code financing statements or other appropriate filings, recordings or registrations containing a description of the Article 9 Collateral have been prepared by the Collateral Agent based upon the information provided to the Administrative Agent and the Secured Parties in the Perfection Certificate for filing in each governmental, municipal or other office specified in Section 2 of the Perfection Certificate (or specified by notice from the Borrower to the Administrative Agent after the Second Restatement Date in the case of filings, recordings or registrations required by Sections 5.06 or 5.09 of the Credit Agreement), which are all the filings, recordings and registrations that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the ratable benefit of the Secured Parties) in respect of all Article 9 Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements; provided that, with respect to Intellectual Property included in the Article 9 Collateral, the Grantors make such representation and warranty solely with respect to Trademarks, Copyrights and Patents registered in the United

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States, subject to the timely filing with the United States Patent and Trademark Office and/or the United States Copyright Office of documents evidencing such security interest. Each Grantor agrees that a fully executed agreement in the form hereof (or a fully executed short form agreement in form and substance reasonably satisfactory to the Collateral Agent) and containing a description of all United States Patents, United States registered Trademarks, Trademarks for which United States applications for registration are pending (but excluding any intent-to-use Trademark application unless and until acceptable evidence of use of the Trademark has been filed with and accepted by the United States Patent and Trademark Office pursuant to the Lanham Act), and United States registered Copyrights included in the Article 9 Collateral will be delivered to the Collateral Agent for recording by the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C. §261, 15 U.S.C. §1060 or 17 U.S.C. §205 and the regulations thereunder, as applicable, to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the ratable benefit of the Secured Parties) with respect to such Article 9 Collateral, and no further or subsequent actions are necessary to perfect such Security Interest, except for actions that may be required with respect to any such Article 9 Collateral acquired or developed after the date hereof.

(c) The Security Interest (i) constitutes a legal and valid security interest in all the Article 9 Collateral securing the payment and performance of the Obligations, (ii) upon completion of the filings and other actions described in Section 4.02(b), will constitute a perfected security interest in all Article 9 Collateral in which a security interest may be perfected in the United States by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions and (iii) upon completion of the filings and other actions described in Section 4.02(b), will constitute a perfected security interest in all Article 9 Collateral in which a security interest may be perfected in the United States upon the timely receipt and recording of this Agreement or short form agreement(s) with the United States Patent and Trademark Office and the United States Copyright Office, as applicable. The Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral, other than Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement.

(d) The Article 9 Collateral is owned by the Grantors free and clear of any Lien, except for Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement. None of the Grantors has filed or consented to the filing of (i) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Article 9 Collateral, (ii) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with the United States Patent and Trademark Office or the United States Copyright Office or (iii) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement. None of the Grantors hold any Commercial Tort Claim with potential value in excess of $1,000,000 except as indicated on the Perfection Certificate.

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SECTION 4.03. Covenants. (a) Each Grantor agrees promptly to notify the Collateral Agent in writing of any change in (i) its legal name, (ii) its identity or type of organization or corporate structure, (iii) its Federal Taxpayer Identification Number or organizational identification number or (iv) its jurisdiction of organization. Each Grantor agrees promptly to provide the Collateral Agent with certified organizational documents reflecting any of the changes described in the first sentence of this paragraph. Holdings and the U.S. Borrower agree not to effect or permit any change referred to in the first sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Article 9 Collateral; provided, however, that the Collateral Agent shall not unreasonably delay, or refrain from making, any such filing. Each Grantor agrees promptly to notify the Collateral Agent if any material portion of the Article 9 Collateral owned or held by such Grantor is damaged or destroyed.

(b) Each Grantor shall, at its own expense, take any and all actions reasonably necessary to defend title to the Article 9 Collateral against all persons, except with respect to Intellectual Property that such Grantor determines in its reasonable business judgment is no longer necessary or beneficial to the conduct of such Grantor’s business, and to defend the Security Interest of the Collateral Agent in the Article 9 Collateral and the priority thereof against any Lien not expressly permitted pursuant to Section 6.02 of the Credit Agreement, subject to the rights of such Grantor under the Loan Documents to dispose of Collateral.

(c) Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the filing of any financing statements or other documents in connection herewith or therewith.

(d) Without limiting the generality of the foregoing, each Grantor hereby authorizes the Collateral Agent, with prompt written notice thereof to the Grantors, to supplement this Agreement by supplementing Schedule III or adding additional schedules hereto to specifically identify any additional asset or item that may constitute Copyrights, Patents or Trademarks owned by any Grantor or license of registered U.S. Intellectual Property from a third party to any Grantor that is not listed on Schedule III, as supplemented pursuant to Section 5.06(b) of the Credit Agreement; provided, however, that any Grantor shall have the right, exercisable within 30 days after it has been notified by the Collateral Agent of the specific identification of such Article 9 Collateral, to advise the Collateral Agent in writing of any inaccuracy of the representations and warranties set forth in Section 4.02 made by such Grantor hereunder with respect to such Article 9 Collateral. Each Grantor agrees that it will use its reasonable best efforts to take such action as shall be necessary in order that all representations and warranties set forth in Section 4.02 be true and correct with respect to such Article 9 Collateral within 30 days after the date it has been notified by the Collateral Agent of the specific identification of such Article 9 Collateral.

(e) At its option, the Collateral Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Article 9 Collateral and not permitted pursuant to Section 6.02 of the Credit

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Agreement, and may pay for the maintenance and preservation of the Article 9 Collateral to the extent any Grantor fails to do so as required by the Credit Agreement or this Agreement, and each Grantor jointly and severally agrees to reimburse the Collateral Agent on demand for any payment made or any expense incurred by the Collateral Agent pursuant to the foregoing authorization; provided, however, that nothing in this paragraph shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents.

(f) Each Grantor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Article 9 Collateral, all in accordance with the terms and conditions thereof, except to the extent that such Grantor determines in its reasonable business judgment that any non-observance of, or non-performance under, such contract, agreement or instrument is beneficial to the conduct of such Grantor’s business, and each Grantor jointly and severally agrees to indemnify and hold harmless the Collateral Agent and the Secured Parties from and against any and all liability for such performance.

(g) None of the Grantors shall make or permit to be made an assignment, pledge or hypothecation of the Article 9 Collateral or shall grant any other Lien in respect of the Article 9 Collateral, except as expressly permitted by Section 6.02 of the Credit Agreement. None of the Grantors shall make or permit to be made any transfer of the Article 9 Collateral and each Grantor shall remain at all times in possession of the Article 9 Collateral owned by it, except as permitted by the Credit Agreement.

SECTION 4.04. Other Actions. In order to further insure the attachment, perfection and priority of, and the ability of the Collateral Agent to enforce, the Collateral Agent’s Security Interest, each Grantor agrees, in each case at such Grantor’s own expense, to take the following actions with respect to the following Article 9 Collateral:

(i) Instruments and Tangible Chattel Paper. If any Grantor shall at any time hold or acquire any Instruments or Tangible Chattel Paper with a value in excess of $1,000,000 (other than checks to be deposited in the ordinary course of business), such Grantor shall forthwith endorse, assign and deliver the same to the Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time specify.

(ii) Letter-of-Credit Rights. If any Grantor is at any time a beneficiary under a letter of credit with an aggregate face amount in excess of $1,000,000 now or hereafter issued in favor of such Grantor that is not a Supporting Obligation with respect to any of the Collateral, such Grantor shall promptly notify the Collateral Agent thereof and, at the request and option of the Collateral Agent, such Grantor shall, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, either (i) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to the Collateral Agent of the proceeds of any drawing under the letter of credit or (ii) arrange for

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the Collateral Agent to become the transferee beneficiary of the letter of credit, with the Collateral Agent agreeing, in each case, that the proceeds of any drawing under the letter of credit are to be paid to Grantor unless an Event of Default has occurred or is continuing.

(iii) Commercial Tort Claims. If any Grantor shall at any time hold or acquire a Commercial Tort Claim with potential value in excess of $1,000,000, the Grantor shall promptly notify the Collateral Agent thereof in a writing signed by such Grantor including a summary description of such claim and grant to the Collateral Agent in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Collateral Agent.

SECTION 4.05. Covenants Regarding Patent, Trademark and Copyright Collateral. (a) Each Grantor agrees that it will not, and will not permit any of its licensees to, do any act, or omit to do any act, whereby any Patent that is material to the conduct of such Grantor’s business may become invalidated or dedicated to the public, and agrees that it shall continue to mark any products covered by such Patent with the relevant patent number as required by applicable law to establish and preserve its maximum rights under such Patent.

(b) Each Grantor (either itself or through its licensees) will, for each Trademark material to the conduct of such Grantor’s business, (i) maintain such Trademark in full force free from any claim of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark, (iii) display such Trademark with notice of Federal or foreign registration to the extent required by applicable law to establish and preserve its maximum rights under such Trademark and (iv) not knowingly use or knowingly permit the use of such Trademark in violation of any third party rights in any material respect, except, in the case of clauses (i) through (iii) above, to the extent that such Grantor determines in its reasonable business judgment that such Trademark is no longer necessary or beneficial to the conduct of such Grantor’s business.

(c) Each Grantor (either itself or through its licensees) will, for each work covered by a Copyright material to the conduct of such Grantor’s business, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as required under applicable copyright laws to establish and preserve its maximum rights under such Copyright, except to the extent that such Grantor determines in its reasonable business judgment that such Copyright is no longer necessary or beneficial to the conduct of such Grantor’s business.

(d) Each Grantor shall notify the Collateral Agent promptly if it knows or has reason to know that any Patent, Trademark or Copyright material to the conduct of its business may become abandoned, lost or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, United States Copyright Office or any court or similar office of any country, other than non-final actions of any Intellectual Property office in connection with the prosecution of an application for registration) regarding such Grantor’s ownership of its right to register, or its right to keep and maintain the same.

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(e) Whenever any Grantor, either itself or through any agent, employee, licensee or designee, files an application to register any Patent, Trademark or Copyright material to the conduct of its business with the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, such Grantor shall promptly inform the Collateral Agent by including relevant application information in the annual Schedule III certificate required by Section 5.06(b) of the Credit Agreement, and upon the request of the Collateral Agent, such Grantor shall execute and deliver any and all agreements, instruments, documents and papers as the Collateral Agent may request to evidence the Collateral Agent’s security interest in such Patent, Trademark or Copyright.

(f) Each Grantor will take all reasonably necessary steps that are consistent with its prior practice in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, to maintain and pursue each material application relating to Patents, Trademarks and Copyrights (and to obtain the relevant registration) and to maintain each issued Patent and each registration of Trademarks and Copyrights that is material to the conduct of any Grantor’s business, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference and cancellation proceedings against third parties, except to the extent that such Grantor determines in its reasonable business judgment that the maintenance or pursuit of such registration or application is no longer necessary or beneficial to the conduct of such Grantor’s business.

(g) In the event that any Grantor has reason to believe that any Patent, Trademark or Copyright included in the Article 9 Collateral and material to the conduct of any Grantor’s business has been or is about to be infringed, misappropriated or diluted in any material respect by a third party, such Grantor shall, if consistent with Grantor’s reasonable business judgment, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are reasonably appropriate under the circumstances to protect such Article 9 Collateral.

(h) Upon and during the continuance of an Event of Default, each Grantor shall use its reasonable best efforts to obtain all requisite consents or approvals by the licensor of each Copyright License, Patent License or Trademark License to effect the assignment of all such Grantor’s right, title and interest thereunder to the Collateral Agent or its designee.

ARTICLE V

Remedies

SECTION 5.01. Remedies Upon Default. Upon the occurrence and during the continuance of an Event of Default, each Grantor agrees to deliver each item of Collateral to the Collateral Agent on demand, and it is agreed that the Collateral Agent shall have the right to take

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any of or all the following actions at the same or different times: (a) with respect to any Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Collateral by the applicable Grantors to the Collateral Agent, or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any such Collateral throughout the world on such terms and conditions and in such manner as the Collateral Agent shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers cannot be obtained), and (b) with or without legal process and with or without prior notice or demand for performance, to take possession of the Collateral and without liability for trespass to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, each Grantor agrees that the Collateral Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral, at public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any sale of Collateral shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and the Grantors hereby waive (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

The Collateral Agent shall give the applicable Grantors 10 days’ written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Collateral Agent’s intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and,

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in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Agreement, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 5.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.

SECTION 5.02. Application of Proceeds. The Collateral Agent shall apply the proceeds of any collection, sale, foreclosure or other realization upon any Collateral, including any Collateral consisting of cash, as follows:

FIRST, to the payment of all costs and expenses incurred by the Administrative Agent or the Collateral Agent (in their respective capacities as such hereunder or under any other Loan Document) in connection with such collection, sale, foreclosure or realization or otherwise in connection with this Agreement, any other Loan Document or any of the Obligations, including all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Collateral Agent or the Administrative Agent hereunder or under any other Loan Document on behalf of any Grantor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

SECOND, to the payment in full of Unfunded Advances/Participations (the amounts so applied to be distributed between or among the Administrative Agent, any Swingline Lender and any Issuing Bank pro rata in accordance with the amounts of Unfunded Advances/Participations owed to them on the date of any such distribution);

THIRD, to the payment in full of all other Obligations (the amounts so applied to be distributed (subject to the first proviso to Section 3.01 and clause (B) of the first proviso to Section 4.01(a)) among the Secured Parties pro rata in accordance with the amounts of the Obligations owed to them on the date of any such distribution); and

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FOURTH, to the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

SECTION 5.03. Grant of License to Use Intellectual Property. For the purpose of enabling the Collateral Agent to exercise rights and remedies under this Agreement upon the occurrence and during the continuance of an Event of Default, each Grantor hereby grants to the Collateral Agent an irrevocable, nonexclusive license (exercisable upon the occurrence of an Event of Default, without payment of royalty or other compensation to the Grantors) to use, license or sublicense any Intellectual Property included in the Article 9 Collateral now owned or hereafter acquired by such Grantor, wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. Such license to the Collateral Agent may be exercised, at the option of the Collateral Agent, solely following the occurrence and during the continuance of an Event of Default; provided that any license, sublicense or other transaction entered into by the Collateral Agent in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure of an Event of Default.

SECTION 5.04. Securities Act, etc. In view of the position of the Grantors in relation to the Collateral, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the “Federal Securities Laws”) with respect to any disposition of the Pledged Collateral permitted hereunder. Each Grantor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Pledged Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Pledged Collateral under applicable “blue sky” or other state securities laws or similar laws analogous in purpose or effect. Each Grantor recognizes that in light of such restrictions and limitations the Collateral Agent may, with respect to any sale of the Pledged Collateral, limit the purchasers to those who will agree, among other things, to acquire such Pledged Collateral for their own account, for investment, and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that in light of such restrictions and limitations, the Collateral Agent, in its sole and absolute discretion (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Federal Securities Laws and (b) may approach and

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negotiate with a limited number of potential purchasers (including a single potential purchaser) to effect such sale. Each Grantor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price that the Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a limited number of purchasers (or a single purchaser) were approached. The provisions of this Section 5.04 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells.

ARTICLE VI

Indemnity, Subrogation and Subordination

SECTION 6.01. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 6.03), each Borrower agrees that (a) in the event a payment shall be made by any Guarantor under this Agreement, the applicable Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Guarantor shall be sold pursuant to this Agreement or any other Security Document to satisfy in whole or in part a claim of any Secured Party, the applicable Borrower shall indemnify such Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

SECTION 6.02. Contribution and Subrogation. Each Guarantor (a “Contributing Guarantor”) agrees (subject to Section 6.03) that, in the event a payment shall be made by any other Guarantor on account of its guarantee under this Agreement or assets of any other Guarantor shall be sold pursuant to any Security Document to satisfy any Obligation owed to any Secured Party and such other Guarantor (the “Claiming Guarantor”) shall not have been fully indemnified by the applicable Borrower as provided in Section 6.01, the Contributing Guarantor shall indemnify the Claiming Guarantor in an amount equal to (i) the amount of such payment or (ii) the greater of the book value or the fair market value of such assets, as the case may be, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Guarantor on the date hereof and the denominator shall be the aggregate net worth of all the Guarantors on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 7.16, the date of the supplement hereto executed and delivered by such Guarantor). Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this Section 6.02 shall be subrogated to the rights of such Claiming Guarantor under Section 6.01 to the extent of such payment.

SECTION 6.03. Subordination. Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantors under Sections 6.01 and 6.02 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully

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subordinated to the indefeasible payment in full in cash of the Obligations. No failure on the part of any Borrower or any Guarantor to make the payments required by Sections 6.01 and 6.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of the obligations of such Guarantor hereunder.

ARTICLE VII

Miscellaneous

SECTION 7.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to any Guarantor shall be given to it in care of the U.S. Borrower as provided in Section 9.01 of the Credit Agreement.

SECTION 7.02. Security Interest Absolute. All rights of the Collateral Agent hereunder, the grant of a security interest in the Collateral and all obligations of each Guarantor and Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Guarantor or Grantor in respect of the Obligations or this Agreement.

SECTION 7.03. Survival of Agreement. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Secured Parties and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any Secured Party or on its behalf and notwithstanding that the Collateral Agent, the Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under any Loan Document is outstanding and unpaid or the aggregate L/C Exposure does not equal zero and so long as the Commitments have not expired or terminated.

SECTION 7.04. Binding Effect; Several Agreement. This Agreement shall become effective as to any Loan Party when a counterpart hereof executed on behalf of such Loan Party shall have been delivered to the Collateral Agent and a counterpart hereof shall have

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been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Loan Party and the Collateral Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Loan Party, the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that no Loan Party shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Loan Party and may be amended, modified, supplemented, waived or released with respect to any Loan Party without the approval of any other Loan Party and without affecting the obligations of any other Loan Party hereunder.

SECTION 7.05. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Guarantor, any Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

SECTION 7.06. Collateral Agent’s Fees and Expenses; Indemnification. (a) Each Guarantor and Grantor jointly and severally agrees to pay upon demand to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees, disbursements and other charges of its counsel and of any experts or agents, which the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from or other realization upon any of the Collateral, (iii) the exercise, enforcement or protection of any of the rights of the Collateral Agent hereunder or (iv) the failure of any Guarantor or Grantor to perform or observe any of the provisions hereof.

(b) Without limitation of its indemnification obligations under the other Loan Documents, each Guarantor and Grantor jointly and severally agrees to indemnify the Collateral Agent and the other Indemnitees (as defined in Section 9.05 of the Credit Agreement) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the reasonable fees, charges and disbursements, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of, the execution, delivery or performance of this Agreement or any agreement or instrument contemplated hereby or any claim, litigation, investigation or proceeding relating to any of the foregoing or to the Collateral, whether or not any Indemnitee is a party thereto (and regardless of whether such matter is initiated by a third party or by a Borrower, any other Loan Party or any of their respective Affiliates); provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee or (y) result from a claim brought by a Borrower or any of its Subsidiaries against an Indemnitee for breach in bad faith of such Indemnitee’s obligations hereunder or under any other Loan Document, if such Borrower or such Subsidiary has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction. To the extent permitted by law, no Guarantor or Grantor shall assert, and each Guarantor and Grantor hereby waives any claim against any Indemnitee, on any

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theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or Letter of Credit or the use of proceeds thereof.

(c) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section 7.06 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this Section 7.06 shall be payable on written demand therefor.

SECTION 7.07. Collateral Agent Appointed Attorney-in-Fact. Each Guarantor hereby appoints the Collateral Agent the attorney-in-fact of such Guarantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default after notice to the relevant Guarantor, with full power of substitution either in the Collateral Agent’s name or in the name of such Guarantor (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to sign the name of any Guarantor on any invoice or bill of lading relating to any of the Collateral; (d) to send verifications of Accounts to any Account Debtor; (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (g) to notify, or to require any Guarantor to notify, Account Debtors to make payment directly to the Collateral Agent and (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; provided, however, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Guarantor for any act or failure to act hereunder, except for their own gross negligence or wilful misconduct.

27

SECTION 7.08. Applicable Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 7.09. Waivers; Amendment. (a) No failure or delay by the Collateral Agent, the Administrative Agent, the Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver hereof or thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent, the Administrative Agent, the Issuing Bank and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 7.09, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Loan Party or Loan Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.08 of the Credit Agreement.

SECTION 7.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 7.11. Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

28

SECTION 7.12. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 7.04. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 7.13. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 7.14. Jurisdiction; Consent to Service of Process. (a) Each of Loan Parties hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Collateral Agent, the Administrative Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against the Borrowers, Holdings or their respective properties in the courts of any jurisdiction.

(b) Each of the Loan Parties hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (a) of this Section 7.14. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 7.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 7.15. Termination or Release. (a) This Agreement, the Guarantees, the security interest in the Collateral and all other security interests granted hereby shall terminate when all the Loan Document Obligations have been indefeasibly paid in full and the Lenders have no further commitment to lend under the Credit Agreement, the aggregate L/C Exposure has been reduced to zero and the Issuing Bank has no further obligations to issue Letters of Credit under the Credit Agreement.

29

(b) A Subsidiary Guarantor shall automatically be released from its obligations hereunder and the security interest in the Collateral of such Subsidiary Guarantor shall be automatically released, in the event that all the Equity Interests of such Subsidiary Guarantor shall be sold, transferred or otherwise disposed of to a person that is not Holdings, the U.S. Borrower or an Affiliate of any of the foregoing in accordance with the terms of the Credit Agreement; provided that the Required Lenders shall have consented to such sale, transfer or other disposition (to the extent required by the Credit Agreement) and the terms of such consent did not provide otherwise.

(c) Upon any sale or other transfer by any Grantor of any Collateral that is permitted under the Credit Agreement to any person that is not Holdings, the U.S. Borrower or an Affiliate of any of the foregoing, or, upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to Section 9.08 of the Credit Agreement, the security interest in such Collateral shall be automatically released without any action on the part of the Collateral Agent.

(d) Upon any sale or other transfer by any Grantor of any Receivable pursuant to a Permitted Receivables Securitization, the security interest in any such Receivable shall be automatically released without any action on the part of the Collateral Agent.

(e) A Subsidiary Guarantor shall automatically be released from its Guarantee hereunder to the extent required by Section 5.09(a) of the Credit Agreement.

(f) In connection with any termination or release pursuant to the preceding paragraphs of this Section, the Collateral Agent shall execute and deliver to any Grantor, at such Grantor’s expense, all documents that such Grantor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 7.15 shall be without recourse to or representation or warranty by the Collateral Agent or any Secured Party.

SECTION 7.16. Additional Subsidiaries. Pursuant to Section 5.09(a) of the Credit Agreement, certain Subsidiaries not originally party hereto may be required from time to time to enter into this Agreement. Upon execution and delivery by the Collateral Agent and a Subsidiary of a supplement in the form of Exhibit A hereto, such Subsidiary shall become a Subsidiary Guarantor and, to the extent applicable, a Grantor hereunder with the same force and effect as if originally named as a Subsidiary Guarantor and a Grantor herein. The execution and delivery of any such instrument shall not require the consent of any other Loan Party hereunder. The rights and obligations of each Loan Party hereunder shall remain in full force and effect notwithstanding the addition of any new Loan Party as a party to this Agreement.

SECTION 7.17. Reaffirmation. Each of the Guarantors and Grantors hereby acknowledges its receipt of a copy of the Credit Agreement and its review of the terms and conditions thereof, and each of the Guarantors and Grantors hereby consents to the terms and conditions of the Credit Agreement and the transactions contemplated thereby. Each Guarantor and Grantor party to the Existing Guarantee and Pledge Agreement hereby reaffirms its guarantee, pledge and other agreements thereunder and agrees that, notwithstanding the effectiveness of the Credit Agreement and this Agreement and the consummation of the

30

transactions contemplated thereby and hereby, such guarantee, pledge and other agreements shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties as restated under this Agreement.

SECTION 7.18. No Novation. This Agreement shall not extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement or discharge or release the priority of any Loan Document or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement or instruments securing the same, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith. Nothing implied in this Agreement or in any other document contemplated hereby shall be construed as a release or other discharge of any Borrower, Holdings or any Subsidiary Guarantor or Grantor under any Loan Document from any of its obligations and liabilities under the Existing Credit Agreement or the other Loan Documents.

[Remainder of this page intentionally left blank]

31

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

CB RICHARD ELLIS SERVICES, INC.,

by
Name:
Title:

CB RICHARD ELLIS GROUP, INC.,

by
Name:
Title:

EACH OF THE SUBSIDIARIES LISTED ON SCHEDULE I HERETO,

by
Name:
Title:

IN WITNESS WHEREOF, the U.K. Borrower, the Canadian Borrower, the Australian Borrower and the New Zealand Borrower have duly executed this Agreement, as of the day and year first above written, solely with respect to Article VI of this Agreement.

CB RICHARD ELLIS LIMITED, a limited company organized under the laws of England and Wales,

by
Name:
Title:

CB RICHARD ELLIS LIMITED, a corporation organized under the laws of the province of New Brunswick,

by
Name:
Title:

CB RICHARD ELLIS PTY LTD, a company organized under the laws of Australia,

by
Name:
Title:

CB RICHARD ELLIS LIMITED, a company organized under the laws of New Zealand,

by
Name:
Title:

Signature Page to the

the Amended and Restated Guarantee and

Pledge Agreement

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Collateral Agent

by
Name:
Title:

by
Name:
Title:

Schedule I to

the Amended and Restated Guarantee and

Pledge Agreement

SUBSIDIARY GUARANTORS

CB HoldCo, Inc.

CB Richard Ellis Investors, Inc.

CB Richard Ellis Investors, L.L.C.

CB Richard Ellis, Inc.

CB/TCC Global Holdings Limited

CB/TCC Holdings LLC

CB/TCC, LLC

CBRE Capital Markets, Inc.

CBRE Capital Markets of Texas, LP

CBRE Technical Services, LLC

CBRE/LJM Mortgage Company, L.L.C.

CBRE/LJM-Nevada, Inc.

HoldPar A

HoldPar B

Insignia/ESG Capital Corporation

TC Houston, Inc.

TCCT Real Estate, Inc.

TCDFW, Inc.

The Polacheck Company, Inc.

Trammell Crow Company

Trammell Crow Development & Investment, Inc.

Trammell Crow Services, Inc.

Vincent F. Martin, Jr., Inc.

Westmark Real Estate Acquisition Partnership, L.P.

Schedule II to

the Amended and Restated Guarantee and

Pledge Agreement

DOMESTIC PLEDGED STOCK
Issuer	Number of Certificate	Registered Owner	Number and Class of Shares	Percentage of Ownership Pledged
CB Richard Ellis Services, Inc.	P-2	CB Richard Ellis Group, Inc.	6,250 Series A Convertible Participating Preferred Stock	100%

CB Richard Ellis, Inc.	3	CB HoldCo, Inc.	100 Capital Stock	100%

CB HoldCo, Inc.	V-2	CB/TCC, LLC	100 Voting Common	100%

CB/TCC, LLC	N/A	CB Richard Ellis Services, Inc.	N/A	85.08%

CB/TCC, LLC	N/A	CB/TCC Global Holdings Limited	N/A	14.92%

CB Richard Ellis Investors, Inc.	4	CB Richard Ellis, Inc.	2,000 Common	100%

CBRE Capital Markets, Inc. (f/k/a CBRE Melody & Company and L. J. Melody & Company)	8	CB Richard Ellis, Inc.	10	100%

HoldPar A	N/A	Westmark Real Estate Acquisition Partnership, L.P.	N/A	99.966%

HoldPar A	N/A	HoldPar B	N/A	0.034%

Westmark Real Estate Acquisition Partnership, L.P.	N/A	CB Richard Ellis, Inc.	N/A	20.87%

Westmark Real Estate Acquisition Partnership, L.P.	N/A	Vincent F. Martin, Jr., Inc.	N/A	79.13%

HoldPar B	N/A	Westmark Real Estate Acquisition Partnership, L.P.	N/A	99.999%

HoldPar B	N/A	HoldPar A	N/A	0.001%

CB Richard Ellis Investors, L.L.C.	N/A	HoldPar A	N/A	79.13%

Schedule II to

the Amended and Restated Guarantee and

Pledge Agreement

CB Richard Ellis Investors, L.L.C.	N/A	HoldPar B	N/A	20.87%

CBRE Technical Services, LLC	N/A	CB Richard Ellis, Inc.	N/A	100%

CBRE/LJM Mortgage Company, L.L.C.	N/A	CBRE/LJM-Nevada, Inc.	N/A	100%

CBRE Capital Markets of Texas, LP (f/k/a CBRE Melody of Texas, LP and L.J. Melody & Company of Texas, LP)	N/A	CBRE/LJM-Nevada, Inc.	N/A	99.99%

CBRE Capital Markets of Texas, LP (f/k/a CBRE Melody of Texas, LP and L.J. Melody & Company of Texas, LP)	N/A	CBRE/LJM Mortgage Company LLC	N/A	0.01%

The Polacheck Company, Inc.	107	CB Richard Ellis, Inc.	11,683 Common	100%

The Polacheck Company, Inc.	108	CB Richard Ellis, Inc.	393 Preferred Stock	100%

Vincent F. Martin, Jr., Inc.	2	CB Richard Ellis, Inc.	1,000	100%

CB/TCC Holdings LLC	N/A	CB Richard Ellis Services, Inc.	N/A	100%

Schedule II to

the Amended and Restated Guarantee and

Pledge Agreement

FOREIGN PLEDGED STOCK
Issuer	Number of Certificate	Registered Owner	Number and Class of Shares	Percentage of Ownership Pledged
CB Richard Ellis Limited (incorporated in New Brunswick)	N/A	CB Richard Ellis, Inc.	N/A	65%

Noble Gibbons Limited	12	CB Richard Ellis, Inc.	6,500 Ordinary Shares	65%

CB Richard Ellis KK	N/A	CB Richard Ellis Services, Inc.	N/A	62.58%

Relam Amsterdam Holdings B.V.	N/A	CB Richard Ellis, Inc.	N/A	65%

CBRE Stewardship Company	8	CB Richard Ellis, Inc.	68	65%

CB Richard Ellis Registrars Ltd.	N/A	CB Richard Ellis, Inc.	N/A	65%

CB Richard Ellis Limited (organized in England and Wales)	N/A	CB Richard Ellis, Inc. / CB Richard Ellis Services, Inc.	N/A	65%

CBRE Finance Europe LLP	N/A	CB Richard Ellis Services, Inc. / CB Richard Ellis , Inc.	N/A	65%

CB/TCC Global Holdings Limited	1	CB Richard Ellis Services, Inc.	2 Ordinary Shares	20%

CB/TCC Global Holdings Limited	2	CB Richard Ellis Services, Inc.	8 Ordinary Shares	80%

Schedule II to

the Amended and Restated Guarantee and

Pledge Agreement

DEBT INSTRUMENTS

Borrower	Lender	Functional Currency of Loan	Loan in Functional Currency	Loan in USD
CB Richard Ellis, Inc.	CB Richard Ellis Services, Inc.	USD	130,000,000.00	130,000,000.00

CB Richard Ellis, Inc.	CB Richard Ellis Services, Inc.	USD	500,000,000.00	500,000,000.00

CB Richard Ellis Limited	CB Richard Ellis, Inc.	CAD	6,500,000.00	5,257,131.53

CB Richard Ellis Ltd.	CB Richard Ellis Services, Inc.	HKD	98,512,180.04	12,710,271.35

CB Richard Ellis Real Estate Services, Inc.	Insignia/ESG Capital Corporation	USD	44,323,513.55	44,323,513.55

CB Richard Ellis Ltd.	CB Richard Ellis Services, Inc.	NZD	1,895,130.90	1,063,274.76

CB Richard Ellis Investors, Inc.	CB Richard Ellis, Inc.	USD	1,686,680.41	1,686,680.41

CBRE-Profi Acquisition Corp.	CB Richard Ellis, Inc	USD	4,994,852.84	4,994,852.84

CB Richard Ellis Investors, LLC	CB Richard Ellis Services, Inc	USD	1,021,672.50	1,021,672.50

CB Richard Ellis Ltd.	CB Richard Ellis Services, Inc.	USD	1,638,100.00	1,638,100.00

Schedule IV to

the Amended and Restated Guarantee and

Pledge Agreement

Intellectual Property

INBOUND LICENSES

Inbound Licenses of Grantors as of the Date Hereof

A. Licenses of U.S. Copyrights

NONE

B. Licenses of U.S. Patents and U.S. Patent Applications

NONE

C. Licenses of U.S. Trademark Registrations and Applications

Licensee Name and Address	Date of License	U.S. Mark	Date Filed	Registration No.
Trammell Crow Company	11/24/97, amended 7/31/02	TRAMMELL CROW	2/29/00	2,322,857

U.S. REGISTERED INTELLECTUAL PROPERTY

A. U.S. Copyright Applications and Registrations Owned by Grantors

NONE

B. U.S. Patents and Patent Applications Owned by Grantors

NONE

C. U.S. Trademark Applications and Registrations Owned by Grantors

Trademark	Owner/Grantor	Application Number	Application Date	Registration Number	Registration Date
AXIS	CB Richard Ellis, Inc.	78/936,460	7/24/2006

CB RICHARD ELLIS	CB Richard Ellis, Inc.	78/266,668	6/24/2003	2,978,956	7/26/2005

CB RICHARD ELLIS	CB Richard Ellis, Inc.	78/269,993	7/2/2003	2,925,953	2/8/2005

CB RICHARD ELLIS GREENERGY	CB Richard Ellis, Inc.	77/138,719	3/23/2007	3,371,758	1/22/2008

CBRE	CB Richard Ellis, Inc.	78/264,860	6/19/2003	2,925,943	2/8/2005

CBRE	CB Richard Ellis, Inc.	78/269,992	7/2/2003	2,925,952	2/8/2005

CBRE CAPITAL MARKETS	CB Richard Ellis, Inc.	77/488,885	6/2/2008

CBRE CB RICHARD ELLIS AND COLOR LOGO	CB Richard Ellis, Inc.	78/264,861	6/19/2003	2,934,148	3/15/2005

CBRE CB RICHARD ELLIS AND COLOR LOGO	CB Richard Ellis, Inc.	78/269,997	7/2/2003	2,958,200	5/31/2005

CBRE CB RICHARD ELLIS LOGO	CB Richard Ellis, Inc.	78/264,862	6/19/2003	2,945,092	4/26/2005

CBRE CB RICHARD ELLIS LOGO	CB Richard Ellis, Inc.	78/269,994	7/2/2003	2,925,954	2/8/2005

CBRE FOUNDATIONS	CB Richard Ellis, Inc.	77/246,572	8/3/2007

CBRE MELODY	CB Richard Ellis, Inc.	77/160,791	4/19/2007	3,387,953	2/26/2008

CROPPED C LOGO	CB Richard Ellis, Inc.	77/199,695	6/6/2007

GLOBAL DYNAMIC PARTNERS CBRE INVESTORS & LOGO IN COLOR	CB Richard Ellis, Inc.	77/597,855	10/22/2008

2

LABORANALYTICS	CB Richard Ellis, Inc.	77/553,873	8/22/2008

LABORPLAN	CB Richard Ellis, Inc.	77/553,888	8/22/2008

LABORSITE	CB Richard Ellis, Inc.	77/553,879	8/22/2008

PJM FOUNDATIONS (STYLIZED)	CB Richard Ellis, Inc.	77/364,700	1/4/2008

PORTFOLIOIQ	CB Richard Ellis, Inc.	78/557,817	2/1/2005	3,276,562	8/7/2007

RICHARD ELLIS	CB Richard Ellis, Inc.	73/807,494	6/19/1989	1615148	9/25/1990

SKYLINE DESIGN	CB Richard Ellis, Inc.	74/130,700	1/15/1990	1,784,402	7/27/1993

SKYLINE DESIGN	CB Richard Ellis, Inc.	73/787,745	3/20/1989	1,637,794	3/12/1991

TORTO WHEATON RESEARCH	CB Richard Ellis, Inc.	78/115,689	3/18/2002	2,734,761	7/8/2003

TOWARD A GREENER TOMORROW	CB Richard Ellis, Inc.	77/470,298	5/9/2008

U.S. STATE TRADEMARK REGISTRATIONS OWNED BY GRANTORS

NONE

3

Exhibit A to the

Amended and Restated Guarantee and

Pledge Agreement

SUPPLEMENT NO. [—] (this “Supplement”) dated as of [                    ], to the Amended and Restated Guarantee and Pledge Agreement dated as of March 24, 2009 (the “Guarantee and Pledge Agreement”), among CB RICHARD ELLIS SERVICES, INC., a Delaware corporation (the “U.S. Borrower”), CB RICHARD ELLIS GROUP, INC., a Delaware corporation (“Holdings”), each Subsidiary of the U.S. Borrower from time to time party thereto (each such Subsidiary that is also a Domestic Subsidiary individually a “Subsidiary Guarantor” and collectively, the “Subsidiary Guarantors”; the Subsidiary Guarantors, Holdings and the U.S. Borrower are referred to collectively herein as the “Grantors”) and CREDIT SUISSE (“Credit Suisse”), as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties (as defined therein).

A. Reference is made to the Amended and Restated Credit Agreement dated as of March 24, 2009 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the U.S. Borrower, CB Richard Ellis Limited, a limited company organized under the laws of England and Wales (the “U.K. Borrower”), CB Richard Ellis Limited, a corporation organized under the laws of the province of New Brunswick (the “Canadian Borrower”), CB Richard Ellis Pty Ltd, a company organized under the laws of Australia and registered in New South Wales (the “Australian Borrower”), CB Richard Ellis Limited, a company organized under the laws of New Zealand (the “New Zealand Borrower”), Holdings, the lenders from time to time party thereto (the “Lenders”) and Credit Suisse, as administrative agent (in such capacity, the “Administrative Agent”) and Collateral Agent.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Guarantee and Pledge Agreement and the Credit Agreement.

C. The Grantors have entered into the Guarantee and Pledge Agreement in consideration of, among other things, Loans made and Letters of Credit issued under the Credit Agreement. Section 7.16 of the Guarantee and Pledge Agreement provides that additional Subsidiaries of the U.S. Borrower may become Subsidiary Guarantors and Grantors under the Guarantee and Pledge Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Loan Party”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Guarantor and a Grantor under the Guarantee and Pledge Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

Accordingly, the Collateral Agent and the New Loan Party agree as follows:

SECTION 1. In accordance with Section 7.16 of the Guarantee and Pledge Agreement, the New Loan Party by its signature below becomes a Grantor and Subsidiary Guarantor under the Guarantee and Pledge Agreement with the same force and effect as if originally named therein as a Grantor and Subsidiary Guarantor and the New Loan Party hereby (a) agrees to all the terms and provisions of the Guarantee and Pledge Agreement applicable to it as a Grantor and Subsidiary Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor and Subsidiary Guarantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Loan Party, as security for the payment and performance in full of the Obligations (as defined in the Guarantee and Pledge Agreement), does hereby create and grant to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Loan Party’s right, title and interest in and to the Collateral (as defined in the Guarantee and Pledge Agreement) of the New Loan Party. Each reference to a “Grantor” or a “Subsidiary Guarantor” in the Guarantee and Pledge Agreement shall be deemed to include the New Loan Party. The Guarantee and Pledge Agreement is hereby incorporated herein by reference.

SECTION 2. The New Loan Party represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Loan Party and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. The New Loan Party hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of (i) any and all Equity Interests and all Pledged Debt Securities now owned by the New Loan Party and (ii) any and all Intellectual Property now owned by the New Loan Party and (b) set forth under its signature hereto, is the true and correct legal name of the New Loan Party and its jurisdiction of organization.

SECTION 5. Except as expressly supplemented hereby, the Guarantee and Pledge Agreement shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guarantee and Pledge Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8. All communications and notices hereunder shall (except as otherwise expressly permitted by the Guarantee and Pledge Agreement) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to the New Loan Party shall be given to it in care of the U.S. Borrower as provided in Section 9.01 of the Credit Agreement.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the New Loan Party and the Collateral Agent have duly executed this Supplement to the Guarantee and Pledge Agreement as of the day and year first above written.

[NAME OF NEW LOAN PARTY]

by
Name:
Title:

Address:
Legal Name:
Jurisdiction of Formation:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Collateral Agent

by
Name:
Title:

by
Name:
Title:

Schedule I

to the Supplement No      to the

Amended and Restated Guarantee and

Pledge Agreement

LOCATION OF COLLATERAL

Description	Location

Schedule II

to the Supplement No      to the

Amended and Restated Guarantee and

Pledge Agreement

Equity Interests

Issuer	Number of Certificate	Registered Owner	Number and Class of Equity Interests	Percentage of Equity Interests

Pledged Debt Securities

Issuer	Principal Amount	Date of Note	Maturity Date

Schedule III

to the Supplement No      to the

Amended and Restated Guarantee and

Pledge Agreement

INTELLECTUAL PROPERTY

To be provided separately.

Exhibit B to the

Amended and Restated Guarantee and

Pledge Agreement

[FORM OF]

PERFECTION CERTIFICATE

Exhibit H to the Second Amended

and Restated Credit Agreement

PURCHASER AGREEMENT dated as of [—] (this “Agreement”), among [PURCHASER], a [Delaware] [limited liability company] [corporation] (the “Purchaser”), and CREDIT SUISSE, in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”) and Collateral Agent (in such capacity, the “Collateral Agent”) under the Credit Agreement referenced below.

The parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Defined Terms. (a) Each capitalized term used but not otherwise defined herein shall have the meaning assigned to it in the Credit Agreement or, if not defined therein, in the New York UCC (as defined herein).

(b) As used in this Agreement, the following terms have the meanings specified below:

“Agreement” shall have the meaning assigned thereto in the preamble.

“Article 9 Collateral” shall have the meaning assigned thereto in Section 5.01(a).

“Bankruptcy Default” shall mean an “Event of Default” under paragraph (g) or (h) of Article VII of the Credit Agreement.

“Borrower Contributions” shall mean amounts received by the Purchaser directly or indirectly from Holdings or any of its Subsidiaries to enable the Purchaser to purchase Purchased Loans (or pay related fees and expenses).

“Class” of any Term Loan shall refer to whether such Term Loan is a Tranche A Loan, a Tranche A-1 Loan or a Tranche B Loan.

“Credit Agreement” shall mean the Second Amended and Restated Credit Agreement dated as of March 24, 2009, as amended, supplemented or otherwise modified from time to time, among CB Richard Ellis Services, Inc., a Delaware corporation, CB Richard Ellis Limited, a limited company organized under the laws of England and Wales, CB Richard Ellis Limited, a corporation organized under the laws of the province of New Brunswick, CB Richard Ellis Pty Limited, a company organized under the laws of Australia and registered in New South Wales, CB Richard Ellis Limited, a company organized under the laws of New Zealand, CB Richard Ellis Limited Group, Inc., a Delaware corporation, the Lenders from time to time party thereto, and Credit Suisse, as Administrative Agent and Collateral Agent for the Lenders.

“Junior Lender” shall mean the Purchaser.

“Junior Term Loan” shall mean any Term Loan held by the Purchaser and any Term Loan to the extent the payment rights in respect thereof are held by the Purchaser pursuant to its subrogation rights hereunder.

“Junior Obligations” shall mean all obligations in respect of the Junior Term Loans, including any interest at any time accruing on the Junior Term Loans, whether before or after the commencement of a total or partial liquidation or a total or partial dissolution of any Loan Party or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to any Loan Party or its property.

“New York UCC” shall mean the Uniform Commercial Code as from time to time in effect in the State of New York.

“Payment in Full of Senior Obligations” shall mean the payment in full of all Senior Obligations in respect of the Credit Agreement (other than unmatured contingent obligations) in cash, including pursuant to the application of amounts transferred to the Senior Lenders by the Purchaser or from the proceeds of the Junior Term Loans pursuant to the provisions hereof.

“Proceeds” shall have the meaning specified in Section 9-102 of the New York UCC.

“Purchaser” shall have the meaning assigned thereto in the preamble.

“Purchaser Obligations” shall mean the due and punctual payment of each payment required to be made by the Purchaser under this Agreement and the due and punctual performance of all covenants, agreements, obligations and liabilities of the Purchaser under this Agreement.

“Security Interest” shall have the meaning assigned thereto in Section 5.01(a).

“Senior Agents” shall mean each of the Administrative Agent and the Collateral Agent.

“Senior Lender” shall mean any Lender under the Credit Agreement other than the Purchaser.

“Senior Term Loan” shall mean any Term Loan other than a Junior Term Loan.

“Senior Obligations” shall mean all Obligations under the Credit Agreement other than Junior Obligations, whether before or after the commencement of a total or partial liquidation or a total or partial dissolution of any Loan Party or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to any Loan Party or its property.

ARTICLE II

Borrower Contributions

SECTION 2.01. Receipt of Borrower Contributions. On each occasion on or after the Second Restatement Date that the Purchaser receives Borrower Contributions from Holdings or any Subsidiary, the Purchaser shall within two Business Days of such receipt either (a) use such Borrower Contributions to purchase Term Loans pursuant to Auctions conducted substantially in accordance with the requirements of Exhibit D to the Credit Agreement or (b) return such Borrower Contributions to Holdings, the U.S. Borrower, or, to the extent an investment in the amount of such Borrower Contributions would then be permitted under Section 6.03 of the Credit Agreement (other than under Section 6.03(q) thereof), one or more Subsidiaries.

SECTION 2.02. Deposit Accounts. All Borrower Contributions shall be received in, and shall at all times prior to use pursuant to Section 2.01 be held in, a deposit account under the control of the Collateral Agent and subject to the Security Interest.

ARTICLE III

Application of Junior Term Loan Proceeds

SECTION 3.01. Prepayments. All proceeds received by the Purchaser of voluntary or mandatory prepayments of principal of the Term Loans of a Class shall be, until Payment in Full of Senior Obligations, turned over (and held in trust prior to such turnover) by the Purchaser to the Administrative Agent for application to the principal amount of first, the Senior Term Loans of such Class, second, the other Senior Term Loans, and third, the other Senior Obligations, in each case on a pro rata basis based on the respective amounts thereof.

SECTION 3.02. Scheduled Principal Payments; Interest Payments; Bankruptcy Distributions. (a) So long as no Bankruptcy Default has occurred and is continuing, an amount equal to all proceeds of scheduled principal payments and all proceeds of interest payments and fees (if any) on the Junior Term Loans that are received by the Purchaser shall, within two Business Days of such receipt, be repaid or otherwise returned to the U.S. Borrower.

(b) If a Bankruptcy Default has occurred and is continuing, all proceeds of scheduled principal payments and all proceeds of interest payments on the Junior Term Loans and all other amounts received by the Purchaser in respect of the Junior Term Loans or any Proceeds thereof (including any distributions in any bankruptcy proceeding) shall be, until Payment in Full of Senior Obligations, turned over (and held in trust prior to such turnover) by the Purchaser to the Administrative Agent for application to the Senior Obligations in accordance with the Loan Documents.

ARTICLE IV

Subordination

SECTION 4.01. Agreement to Subordinate. Until Payment in Full of Senior Obligations, the Purchaser agrees that all its right, title and interest in and to the Junior Obligations shall be subordinate, and junior in right of payment, to the rights of the Senior Lenders in respect of the Senior Obligations, and that such subordination is for the benefit of and enforceable by the Senior Lenders.

SECTION 4.02. Restrictions on Payments Received in Respect of Junior Term Loans. The Purchaser agrees that all payments (whether directly, by purchase, redemption or exercise of any right of setoff or otherwise) in respect of the Junior Obligations, whether as principal, interest or otherwise, and whether in cash, securities or property, that are received or accepted, directly or indirectly, by or on behalf of the Purchaser unless and until Payment in Full of Senior Obligations has occurred shall be subject to the turnover or application of such payments as specified in Article III.

SECTION 4.03. Liquidation, Dissolution, Bankruptcy. Upon any payment or distribution of the assets of any Loan Party to creditors of any Loan Party upon a total or partial liquidation or a total or partial dissolution of any Loan Party or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to any Loan Party or its property:

(a) the Senior Lenders shall be entitled to receive Payment in Full of Senior Obligations or provisions satisfactory to the holders of the Senior Obligations shall be made for such payment before the Purchaser shall be entitled to receive any payment of principal or interest with respect to any Junior Obligation; and

(b) until Payment in Full of Senior Obligations, any payment or distribution to which the Purchaser would be entitled on account of the Junior Term Loans but for this Article IV shall be made to holders of Senior Obligations as their interests may appear.

SECTION 4.04. When Distributions Must Be Paid Over. In addition to the circumstances in which the Purchaser is required to turn over payments to Senior Lenders under Article III, if any payment or distribution is made to the Purchaser that pursuant to this Article IV should not have been so made, then the Purchaser shall hold such payment or distribution in trust for holders of the Senior Obligations and pay it over to, until Payment in Full of Senior Obligations, the Administrative Agent, to be paid to the holders of the Senior Obligations as their interests may appear.

SECTION 4.05. Reinstatement. If, at any time, all or part of any payment previously made by any Borrower or any other person with respect to Senior Obligations is rescinded for any reason whatsoever (including the insolvency, bankruptcy or reorganization of any Borrower or such other person), the subordination provisions set forth in this Article IV shall continue to be effective or be reinstated, as the case may be, all as though such payment had not been made.

SECTION 4.06. Non-Impairment. The Purchaser agrees (and consents) that, without notice to or assent by it, and without affecting the liabilities and obligations of the Borrowers and the other Loan Parties and the rights and benefits of the holders of the Senior Obligations set forth in this Article IV:

(a) the obligations and liabilities of any Borrower and any other party or parties for or upon the Senior Obligations may, from time to time, be increased, renewed, refinanced, extended, modified, amended, restated, compromised, supplemented, terminated, waived or released;

(b) the holders of Senior Obligations, and any representative or representatives acting on behalf thereof, including each Senior Agent, may exercise or refrain from exercising any right, remedy or power granted by or in connection with any agreements relating to such Senior Obligations; and

(c) any balance or balances of funds at any time outstanding to the credit of any Borrower with any holder of Senior Obligations may, from time to time, in whole or in part, be surrendered or released, all as the holders of any Senior Obligations, or any representative or representatives acting on behalf thereof, including any Senior Agent, may deem advisable, and all without impairing, abridging, diminishing, releasing or affecting the subordination of the Junior Obligations to such Senior Obligations.

SECTION 4.07. Enforcement of Rights. The Purchaser hereby expressly agrees that the holders of Senior Obligations may enforce any and all rights derived herein by suit, either in equity or at law, for specific performance of any agreement contained in this Article IV or for judgment at law and any other relief whatsoever appropriate to such action or procedure.

SECTION 4.08. Voting. The Junior Lender hereby agrees that if a proceeding under the Bankruptcy Code or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law shall be commenced by or against any Borrower prior to the time when Payment in Full of Senior Obligations has occurred, then the Junior Lender shall (i) promptly give notice to the Senior Agents of any solicitation of the Purchaser for a vote, or of the Purchaser’s receipt of a ballot to vote, in or in connection with such proceeding and (ii) notwithstanding Article VII, irrevocably authorize and empower the Administrative Agent to vote on behalf of the Junior Lender with respect to the Junior Obligations in any manner in the Administrative Agent’s sole discretion, unless the Administrative Agent instructs the Purchaser to vote, in which case the Purchaser shall vote with respect to the applicable Junior Obligations as the Administrative Agent directs; provided that the Administrative Agent will vote the applicable Junior Obligations as directed by the applicable Required Lenders.

SECTION 4.09. No Modification. The provisions of this Article IV and the definitions used herein are for the benefit of the holders from time to time of Senior Obligations and, so long as Payment in Full of Senior Obligations has not yet occurred, such provisions and definitions may not be modified, rescinded or canceled in whole or in part, provided that the provisions of this Article IV and such definitions may be modified, amended or supplemented in accordance with Section 9.05.

ARTICLE V

Security

SECTION 5.01. Security Interests. (a) As security for the payment or performance, as the case may be, in full of the Purchaser Obligations, the Purchaser hereby assigns and pledges to the Collateral Agent and its successors and assigns, for the benefit of the Senior Lenders and the Senior Agents, and hereby grants to the Collateral Agent and its successors and assigns, for the benefit of the Senior Lenders and the Senior Agents, a security interest (the “Security Interest”) in, all right, title or interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by the Purchaser or in which the Purchaser now has or at any time in the future may acquire any right, title or interest (collectively, the “Article 9 Collateral”):

(i) the Junior Term Loans and all other General Intangibles in respect thereof;

(ii) all Deposit Accounts and Cash received in respect of (a) the Borrower Contributions or (b) the Junior Term Loans;

(iii) all Instruments in respect to the Junior Term Loans;

(iv) all Investment Property in respect of the Junior Term Loans;

(v) all books and records pertaining to the Article 9 Collateral; and

(vi) to the extent not otherwise included, all Proceeds of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing.

(b) The Purchaser hereby irrevocably authorizes each Senior Agent at any time and from time to time to file in any relevant jurisdiction any initial financing statements with respect to the Article 9 Collateral or any part thereof and amendments thereto that (i) reasonably describe the collateral and (ii) contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment, including the type of organization of the Purchaser and any organizational identification number issued to the Purchaser. The Purchaser agrees to provide such information to the Collateral Agent promptly upon request.

(c) The Purchaser also ratifies its authorization for the Collateral Agent to file in any relevant jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

(d) The Security Interest is granted as security only and shall not subject any Senior Agent or any Senior Lender to, or in any way alter or modify, any obligation or liability of the Purchaser with respect to or arising out of the Article 9 Collateral.

(e) Any Security Interest in the portion of Article 9 Collateral consisting of amounts returned to the U.S. Borrower in accordance with this Agreement shall automatically be released, discharged and terminated upon such return.

SECTION 5.02. Representations and Warranties. The Purchaser represents and warrants to each Senior Agent and the Senior Lenders that:

(a) The Purchaser has good and valid rights in and title to the Article 9 Collateral with respect to which it has purported to grant the Security Interests hereunder and has full power and authority to grant to the Senior Agents for the benefit of the Senior Lenders the Security Interests in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval that has been obtained.

(b) The Uniform Commercial Code financing statements prepared by each Senior Agent based upon the information provided to each Senior Agent by the Purchaser for filing in each filing office specified thereon, are all the filings, recordings and registrations that are necessary to establish a legal, valid and perfected security interest in favor of each Senior Agent (for the benefit of the Senior Lenders) in respect of all Article 9 Collateral in which the Security Interests may be perfected by filing, recording or registering in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary to maintain such security interest in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements.

(c) The Security Interest constitutes (i) a legal and valid security interest in all the Article 9 Collateral securing the payment and performance of the Purchaser Obligations, subject to the effects of bankruptcy, insolvency or similar laws affecting creditors’ rights generally and general equitable principles, and (ii) subject to the filings described in Section 5.02(b), a perfected security interest in all Article 9 Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code. The Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral except for non-consensual Liens arising by operation of law and any Liens of the type referred to in Section 6.02(o) of the Credit Agreement.

(d) The Article 9 Collateral is owned by the Purchaser free and clear of any Lien (other than those referred to in paragraph (c) above). Except pursuant to this Agreement, the Purchaser has not filed or consented to the filing of any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Article 9 Collateral.

SECTION 5.03. Covenants. (a) The Purchaser agrees promptly to notify each Senior Agent in writing of any change (i) in its legal name, (ii) in its identity or type of organization or corporate structure, (iii) in its Federal Taxpayer Identification Number or organizational identification number or (iv) in its jurisdiction of organization or location for purposes of the Uniform Commercial Code. The Purchaser agrees to promptly provide each Senior Agent with certified organizational documents reflecting any of the changes described in the first sentence of this paragraph.

(b) The Purchaser shall, at its own expense, take any and all actions necessary to defend title to the Article 9 Collateral against all Persons and to defend each Security Interest in the Article 9 Collateral and the priority thereof against any other Lien (other than any non-consensual Liens arising by operation of law and Liens of the type agreed to Section 6.02(o) of the Credit Agreement).

(c) The Purchaser agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as each Senior Agent may from time to time reasonably request to grant, preserve, protect and perfect the Security Interest and the rights and remedies created or intended to be created hereby. If any amount payable under or in connection with any of the Article 9 Collateral shall be or become evidenced by any promissory note or other instrument that has been delivered to the Purchaser, such note or instrument shall be promptly pledged and delivered to the Collateral Agent, duly endorsed in a manner reasonably satisfactory to it.

(d) The Purchaser shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Article 9 Collateral, all in accordance with the terms and conditions thereof.

(e) The Purchaser shall not make or permit to be made an assignment, pledge or hypothecation of the Article 9 Collateral nor shall it grant any other Lien in respect of the Article 9 Collateral. The Purchaser shall not make or permit to be made any transfer of the Article 9 Collateral and the Purchaser shall remain at all times in possession of the Article 9 Collateral owned by it, except as required or permitted by this Agreement. The Purchaser shall not request under Section 2.04(e) of the Credit Agreement or otherwise that any Junior Term Loans at any time held by it be represented by a promissory note (other than any Junior Term Loan that was evidenced by a promissory note prior to its acquisition thereof).

SECTION 5.04. Other Actions. In order to further insure the attachment, perfection and priority of, and the ability of each Senior Agent to enforce, the Security Interest, the Purchaser agrees, in each case at the Purchaser’s own expense, to take the following actions with respect to the following Article 9 Collateral:

(a) Instruments. If the Purchaser shall at any time hold or acquire any Instruments constituting Article 9 Collateral, the Purchaser shall forthwith endorse, assign and deliver the same to the Collateral Agent.

(b) Deposit Accounts. For any deposit account that the Purchaser at any time opens or maintains and contains on deposit amounts representing Article 9 Collateral, the Purchaser shall enter into an agreement satisfactory to the Collateral Agent to provide that such deposit account shall be under the control of the Collateral Agent.

SECTION 5.05. Remedies Upon Default. In the event that any Event of Default under paragraph (o) of Article VII of the Credit Agreement occurs and is continuing, the Senior Agents and the Senior Lenders shall have the right to exercise any and all rights afforded to a secured party under the New York UCC. At any time prior to Payment in Full of Senior Obligations, the Collateral Agent shall control the exercise of all such remedies, and after Payment in Full of Senior Obligations, the Purchaser shall control the exercise of all such remedies.

ARTICLE VI

Assignments of Junior Term Loans

SECTION 6.01. No Assignment. At any time prior to Payment in Full of Senior Obligations, the Purchaser may not assign, sell any participation in or otherwise transfer any Junior Term Loan or any rights or obligations with respect thereto without the consent of (i) each Senior Agent and (ii) the Required Lenders (and any attempted assignment or transfer by the Purchaser without such consent shall be null and void).

ARTICLE VII

Limited Voting Rights

SECTION 7.01. Proportionate Vote. For so long as the Purchaser holds any Term Loan (i) in connection with any matter requiring the consent, approval, vote or other similar action of the Lenders under the Credit Agreement, the Purchaser will be deemed to have consented, approved, voted or taken such action in respect of such Loans held by it in the same proportion to the consents, approvals or votes provided, or actions taken, by the Senior Lenders holding such Loans of the same Class, (ii) the Senior Lenders, in determining whether to take any actions, and the Senior Agents, in carrying out actions that they may take under the Credit Agreement, shall have no duties to the Purchaser and no liability or responsibility for any consequences of actions taken under the Credit Agreement insofar as they may affect the interests of the Purchaser and (iii) the Purchaser shall neither have the right to (A) participate in any deliberations by the Senior Lenders, unless so requested, with respect to any matter under the Credit Agreement, nor (B) have access, unless so granted, to any information made available solely to the Senior Lenders.

SECTION 7.02. Other Voting Matters. The parties hereto agree that the Junior Lender will not, prior to the Payment in Full of Senior Obligations, acquire any voting rights with respect to Junior Term Loans acquired by the Junior Lender pursuant to its subrogation rights hereunder. The Junior Lender agrees that to the extent it would be deemed, notwithstanding the foregoing, to have acquired any such voting rights, it will vote such Junior Term Loans acquired by subrogation in accordance with the instructions of the Senior Lender from which such Junior Term Loans were acquired.

ARTICLE VIII

Limited Business Purpose

SECTION 8.01. Conduct of Business. The Purchaser shall not enter into or conduct any business or engage in any activity other than (i) conducting Auctions, (ii) owning the Article 9 Collateral, (iii) paying taxes, (iv) preparing reports to Governmental Authorities and to Holdings, (v) holding directors and member meetings, preparing corporate records and other corporate activities required to maintain its separate corporate existence and (vi) performing its obligations under this Agreement and other activities incidental to the foregoing (including, without limitation, obtaining Borrower Contributions for the purpose of conducting Auctions as contemplated by the Credit Agreement and this Agreement).

ARTICLE IX

Miscellaneous

SECTION 9.01. Notices. All notices and other communications shall be effected as provided in Section 9.01 of the Credit Agreement. In the case of notices to the Purchaser, such notices shall be effected by delivery to the Purchaser as follows:

Laurence H. Midler

Executive VP and General Counsel

CB Richard Ellis, Inc.

11150 Santa Monica Boulevard, Suite 1600

Los Angeles, CA 90025

Fax number: (310) 405-8925

With a copy to

Debbie Fan

Senior Vice President & Treasurer

CB Richard Ellis

100 N. Sepulveda Boulevard, Suite 1100

El Segundo, CA 90245

Fax number: (310) 606-5035

SECTION 9.02. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 9.03. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

SECTION 9.04. Further Assurances. Each of the parties hereto agrees to execute such further documentation and take such further action as shall be reasonably necessary to fully effectuate the provisions of this Agreement.

SECTION 9.05. Modification of Agreement. (a) No modification or amendment of any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by (i) each Senior Agent (ii) the Purchaser and (iii) the Required Lenders.

(b) No waiver of any provision of this Agreement and no consent to any departure by any party hereto from the provisions hereof shall be effective unless such waiver or consent shall be (i) in writing and signed by (x) each Senior Agent, (y) the Purchaser and (z) the Required Lenders or (ii) set forth in a written instrument executed by the party against which it is sought to be enforced, and any such waiver or consent shall be effective only for the purpose for which given. No notice to or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in the same, similar or other circumstances.

(c) Notwithstanding clause (a) above, without the consent of any other party hereto or beneficiary hereof (including, without limitation, any Senior Lender), the Purchaser and the Senior Agents may amend or supplement this Agreement to cure any ambiguity, mistake, defect or inconsistency.

SECTION 9.06. Successors and Assigns. This Agreement shall be binding on and inure to the benefit of the parties hereto, including the Purchaser, each Senior Agent, each of the Senior Lenders and their respective successors and permitted assigns (including any assignee of any Senior Lender in accordance with the Credit Agreement) except that the Purchaser may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of (i) each Senior Agent and (ii) the Required Lenders (and any attempted assignment or transfer by the Purchaser without such consent shall be null and void). The rights and obligations of any Senior Lender under this Agreement shall be assigned automatically (without the need for the execution of any document or any other action) to, and the term “Senior Lender” as used in this Agreement shall include, any assignee, transferee or successor of such Senior Lender under the Credit Agreement (other than the Purchaser), in accordance with the terms of and upon the effectiveness of an assignment pursuant to the Credit Agreement, and any such assignee, transferee or successor shall automatically become a party to this Agreement. If required by any party to this Agreement, such assignee, transferee or successor shall execute and deliver to the other parties to this Agreement a written confirmation of its assumption of the obligations of the assignor or transferor hereunder.

SECTION 9.07. Subrogation. With respect to the value of any payments or distributions in cash, property or other assets that the Purchaser pays over to the Administrative Agent for payment to any Senior Lender under the terms of this Agreement, the Purchaser shall be subrogated to the rights of the Administrative Agent, and each such Senior Lender; provided that the Purchaser hereby agrees not to assert or enforce any such right of subrogation it may acquire as a result of any payment hereunder until Payment in Full of Senior Obligations. The value of any payments or distributions in cash, property or other assets received by the Purchaser that are paid over to the Administrative Agent or any Senior Lender pursuant to this Agreement shall not reduce any of the Senior Obligations.

SECTION 9.08. Authorization of Agents. The Purchaser hereby irrevocably consents, authorizes and directs each of the Senior Agents to take any and all actions necessary to give effect to the provisions of this Agreement, including, without limitation, those of Articles III and IV, without any further action, authorization or consent of the Purchaser.

SECTION 9.09. Severability. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

SECTION 9.10. Counterparts. This Agreement may be executed in more than one counterpart, each of which shall constitute an original but all of which, when taken together, shall constitute but one instrument. Delivery of an executed signature page to this Agreement by facsimile or other customary means of electronic transmission (e.g., “pdf”) shall be effective as delivery of a manually executed counterpart hereof.

SECTION 9.11. Headings. The section headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning or construction of any provisions hereof.

SECTION 9.12. Complete Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior representations, negotiations, writings, memoranda and agreements.

SECTION 9.13. Termination. This Agreement shall automatically terminate, and the Security Interest shall automatically be terminated, released and discharged, in each case without any action by any party hereto, upon Payment in Full of Senior Obligations. Upon such termination, the Collateral Agent shall deliver to the Purchaser such instruments of termination, release and discharge pertaining to the Security Interest as the Purchaser may reasonably request to effectuate, or reflect of public record, the termination, release and discharge of such Security Interest.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

[PURCHASER],

by
Name:
Title:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Administrative Agent and Collateral Agent,

by
Name:
Title:

by
Name:
Title:

[CBRE Purchaser Agreement]

Exhibit I to the Second Amended

and Restated Credit Agreement

[Date]

Credit Suisse, as Administrative Agent and

Collateral Agent under the Credit Agreement

(as defined below)

and

The Lenders listed on Schedule I hereto

Re:	Purchaser Agreement dated as of [—], among [PURCHASER] and Credit Suisse, in its capacity as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”) under the Second Amended and Restated Credit Agreement dated as of March 24, 2009 (the “Credit Agreement”), among CB Richard Ellis Services, Inc., a Delaware corporation, CB Richard Ellis Limited, a limited company organized under the laws of England and Wales, CB Richard Ellis Limited, a corporation organized under the laws of the province of New Brunswick, CB Richard Ellis Pty Limited, a company organized under the laws of Australia and registered in New South Wales, CB Richard Ellis Limited, a company organized under the laws of New Zealand, CB Richard Ellis Limited Group, Inc., a Delaware corporation, the lenders from time to time party thereto (the “Lenders”), and Credit Suisse, as Administrative Agent and Collateral Agent for the Lenders

Ladies and Gentlemen:

We have acted as special counsel to the Purchaser in connection with the preparation, execution and delivery of the Purchaser Agreement. Unless otherwise indicated, terms used but not defined herein shall have the respective meanings set forth in the Purchaser Agreement. This opinion is furnished to you pursuant to clause (d) of the definition of the term “Purchaser Funding Condition” set forth in the Credit Agreement.

In connection with this opinion, we have examined (i) the Purchaser Agreement, signed by the Purchaser, the Administrative Agent and the Collateral Agent and (ii) an unfiled copy of the financing statement listed on Schedule II hereto (the “Delaware Financing Statement”), naming the Purchaser as debtor and the Collateral Agent as secured party, which we understand will be filed in the Office of the Secretary of State of Delaware (the “Delaware Filing Office”).

In addition, we have examined, and have relied as to matters of fact, upon the documents delivered to you at the closing, and upon originals, or duplicates or certified or conformed copies, of such [corporate] [limited liability company] records, agreements, documents and other instruments and such certificates or comparable documents of public officials and of officers and representatives of the Purchaser, and have made such other investigations, as we have deemed relevant and necessary in connection with the opinions hereinafter set forth. In such examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as duplicates or certified or conformed copies and the authenticity of the originals of such latter documents. As to questions of fact material to this opinion, we have relied upon certificates of public officials and of officers and representatives of the Purchaser. In addition, we have relied as to certain matters of fact upon the representations made in the Purchaser Agreement.

In addition, we have assumed that (1) the Purchaser has rights in the Article 9 Collateral existing on the date hereof and will have rights in property which becomes Article 9 Collateral after the date hereof and (2) “value” (as defined in Section 1-201(44) of the Uniform Commercial Code as in effect on the date hereof in the State of New York (the “New York UCC”)) has been given by the Senior Lenders and the Senior Agents to the Purchaser for the security interests and other rights in the Article 9 Collateral.

Based upon and subject to the foregoing and subject to the qualifications and limitations set forth herein we are of the opinion that:

1. The Purchaser is a [limited liability company] [corporation] duly [formed] [incorporated], validly existing and in good standing under the laws of the State of Delaware.

2. The Purchaser has the [corporate] [limited liability company] power and authority to execute and deliver the Purchaser Agreement and has duly authorized executed and delivered the Purchaser Agreement.

3. The execution and delivery by the Purchaser of the Purchaser Agreement and the performance by the Purchaser of its obligations thereunder will not result in any violation of (a) the [certificate of incorporation] [limited liability company agreement] or [by-laws] of the Purchaser or (b) any Federal or New York statute or the [Delaware General Corporation Law] [Delaware Limited Liability Company Act] or any rule or regulation issued pursuant to any New York or Federal Statute or the [Delaware General Corporation Law] [Delaware Limited Liability Company Act].

4. No consent, approval, authorization, order, filing, registration or qualification of or with any Federal or New York governmental agency or body or any Delaware governmental agency or body acting pursuant to the [Delaware General Corporation Law] [Delaware Limited Liability Company Act] is required for the execution and delivery by the Purchaser of the Purchaser Agreement or the performance by the Purchaser of its obligations under the Purchaser Agreement.

5. Assuming that the Purchaser Agreement is a valid and legally binding obligation of each of the parties thereto other than the Purchaser, the Purchaser Agreement constitutes the valid and legally binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms.

6. To our knowledge, there is no action, suit or proceeding now pending before or by any court, arbitrator or governmental agency, body or official to which the Purchaser is party or to which the business, assets or property of the Purchaser is subject and no such action, suit or proceeding is threatened to which the Purchaser or the business assets or property of the Purchaser would be subject, that in either case questions the validity of the Purchaser Agreement.

7. The Purchaser is not an “investment company” within the meaning of, and subject to regulation under, the Investment Company Act of 1940, as amended.

8. The Purchaser Agreement creates in favor of the Collateral Agent for the benefit of the Senior Lenders a security interest in the Purchaser’s right, title and interest in the Article 9 Collateral described therein in which a security interest may be created under Article 9 of the New York UCC (the “NY UCC Article 9 Collateral”).

Although we express no opinion as to the law of the State of Delaware (other than the [Delaware Limited Liability Company Act] [Delaware General Corporation Law]), we have reviewed Article 9 of the Uniform Commercial Code in effect in the State of Delaware as set forth in the Commerce Clearing House, Inc. Secured Transactions Guide as supplemented through [—] (the “Delaware UCC”) and, based solely on such review, we advise you that (a) the Delaware Financing Statement is in appropriate form for filing in the Delaware Filing Office and (b) upon the filing of the Delaware Financing Statement in the Delaware Filing Office, the Collateral Agent will have a perfected security interest for the benefit of the Senior Lenders in that portion of the NY UCC Article 9 Collateral in which a security interest is perfected by filing a financing statement in the Delaware Filing Office.

Our opinions in paragraphs 5 and 8 above are subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law) and (iii) an implied covenant of good faith and fair dealing. Our opinion in paragraph 4 above also is subject to the qualification that certain of the remedial provisions of the Purchaser Agreement may not be enforceable in whole or in part, although the inclusion of such provisions does not render the Purchaser Agreement invalid, and the Purchaser Agreement and the law of the State of New York contain adequate remedial provisions for the practical realization of the rights and benefits afforded thereby.

Our opinion in paragraph 8 above, and our advice in the second preceding paragraph above, are limited to Article 9 of the New York UCC or the Delaware UCC, as the case may be, and, therefore, that opinion and advice paragraph do not address (i) collateral of a type not subject to Article 9 of the New York UCC or the Delaware UCC and (ii) what law governs perfection of the security interests granted in the collateral covered by this opinion letter.

We note that (A) a New York statute provides that with respect to a foreign currency obligation a court of the State of New York shall render a judgment or decree in such foreign currency and such judgment or decree shall be converted into currency of the United States at the rate of exchange prevailing on the date of entry of such judgment or decree and (B) with respect to a foreign currency obligation a United States Federal court in New York may award judgment in United States dollars provided that we express no opinion as to the rate of exchange such court would apply.

We express no opinion with respect to:

(A) perfection of any security interest in (1) any collateral of a type represented by a certificate of title and (2) any collateral consisting of money or Cash Equivalents;

(B) perfection of any security interest in proceeds except to the extent provided pursuant to § 9-315 of the New York UCC;

(C) perfection of any security interest whose priority is subject to Section 9-334 of the New York UCC;

(D) the priority of any security interest;

(E) the effect of Section 552 of the Bankruptcy Code (11 U.S.C. 552) (relating to property acquired by a pledgor after the commencement of a case under the United States Bankruptcy Code with respect to such pledgor) and Section 506(c) of the Bankruptcy Code (11 U.S.C. 506(c)) (relating to certain costs and expenses of a trustee in preserving or disposing of collateral);

(F) the effect of any provision of the Purchaser Agreement which is intended to establish any standard other than a standard set forth in the New York UCC as the measure of the performance by any party thereto of such party’s obligations of good faith, diligence, reasonableness or care or of the fulfillment of the duties imposed on any secured party with respect to the maintenance, disposition or redemption of collateral, accounting for surplus proceeds of collateral or accepting collateral in discharge of liabilities;

(G) the effect of any provision of the Purchaser Agreement which is intended to permit modification thereof only by means of an agreement signed in writing by the parties thereto;

(H) the effect of any provision of the Purchaser Agreement imposing penalties or forfeitures;

(I) the enforceability of any provision of the Purchaser Agreement to the extent that such provision constitutes a waiver of illegality as a defense to performance of contract obligations; and

(J) the effect of any provision of the Purchaser Agreement relating to indemnification or exculpation in connection with violations of any securities laws or relating to indemnification, contribution or exculpation in connection with willful, reckless or criminal acts or gross negligence of the indemnified or exculpated person or the person receiving contribution.

We do not express any opinion herein concerning any law other than the law of the State of New York, the Federal law of the United States and the [Delaware Limited Liability Company Act] [Delaware General Corporation Law].

This opinion letter is rendered to you in connection with the above described transactions. This opinion letter may not be relied upon by you for any other purpose, or relied upon by, or furnished to, any other person, firm or corporation without our prior written consent.

                Very truly yours

Exhibit J-1 to the Second Amended

and Restated Credit Agreement

March 24, 2009

Credit Suisse, as Administrative Agent, Collateral Agent and Issuing Bank

Eleven Madison Avenue

New York, NY 10010

and

The Lenders listed on Schedule I hereto

Re:	Second Amended and Restated Credit Agreement, dated March 24, 2009 (the “Credit Agreement”), among CB Richard Ellis Services, Inc., a Delaware corporation (the “U.S. Borrower”), CB Richard Ellis Limited, a limited company organized under the laws of England and Wales, CB Richard Ellis Limited, a corporation organized under the laws of the province of New Brunswick, CB Richard Ellis Pty Ltd, a company organized under the laws of Australia and registered in New South Wales, CB Richard Ellis Limited, a company organized under the laws of New Zealand (collectively, the “Foreign Borrowers” and, with the U.S. Borrower, the “Borrowers”), CB Richard Ellis Group, Inc., a Delaware corporation (“Holdings”), the Lenders referred to therein, and Credit Suisse, as Administrative Agent and as Collateral Agent for the Lenders

Ladies and Gentlemen:

I am the General Counsel of the U.S. Borrower. I have supervised the corporate proceedings of the U.S. Borrower, and certain of its Subsidiaries listed on Schedule II hereto (each, a “Subsidiary Guarantor”; together with the U.S. Borrower and Holdings, the “U.S. Credit Parties” and, together with CB/TCC Global Holdings Limited (the “UK Subsidiary Guarantor”) and the Foreign Borrowers, the “Credit Parties”) in connection with the execution and delivery of (i) the Credit Agreement and (ii) the Amended and Restated Guarantee and Pledge Agreement, dated as of March 24, 2009, among the U.S. Borrower, Holdings, the Subsidiary Guarantors and the Collateral Agent for the Secured Parties (the “Guarantee and Pledge Agreement” and, collectively with the Credit Agreement, the “Credit Documents”).

Unless otherwise indicated, terms used but not defined herein shall have the respective meanings set forth in the Credit Agreement. This opinion is furnished to you pursuant to Section 4.02(a)(i) of the Credit Agreement.

In connection with this opinion, I have examined (i) the Credit Agreement, signed by the Borrowers, Holdings, certain of the Lenders and the Administrative Agent and Collateral Agent and (ii) the Guarantee and Pledge Agreement, signed by Holdings, the U.S. Borrower, the Subsidiary Guarantors and the Collateral Agent. I also have examined the originals, or duplicates or certified or conformed copies, of such records, agreements, instruments and other documents and have made such other investigations as I have deemed relevant and necessary in connection with the opinions expressed herein. As to questions of fact material to this opinion, I have relied upon certificates of public officials and of officers and representatives of the Credit Parties.

In rendering the opinions set forth below, I have assumed the genuineness of all signatures (other than those of the U.S. Credit Parties), the legal capacity of natural persons, the authenticity of all documents submitted to me as originals, the conformity to original documents of all documents submitted to me as duplicates or certified or conformed copies, and the authenticity of the originals of such latter documents.

Based upon and subject to the foregoing, and subject to the qualifications and limitations set forth herein, I am of the opinion that:

1. Each of the U.S. Credit Parties (a) has been duly formed and is validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, (b) has the power and authority to execute and deliver, and to borrow (in the case of the U.S. Borrower) and perform its obligations under, each of the Credit Documents to which it is a party (c) has duly authorized, executed and delivered each of the Credit Documents to which it is a party.

2. The execution and delivery by any U.S. Credit Party of each of the Credit Documents to which it is a party, the U.S. Borrower’s borrowings in accordance with the terms of the Credit Agreement and performance of its payment obligations thereunder, and the granting of the Liens by each U.S. Credit Party under the Guarantee and Pledge Agreement (a) will not result in any violation of (1) the certificate of incorporation (or comparable formation document) or by-laws (or comparable governing document) of any U.S. Credit Party or (2) any provision of any indenture or, to my knowledge, any provision of any other material agreement or other material instrument to which any U.S. Credit Party is a party or by which any of them or any of their property is or may be bound, (b) will not be in conflict with, result in a breach of or constitute (along or with the notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligations under any such indenture or, to my knowledge, any such other agreement or other instrument, and (c) to my knowledge, will not breach or result in a default under or result in the creation of any lien upon or security interest in the U.S. Credit Parties’ properties pursuant to the terms of any agreement or instrument currently binding upon any of them or any of their assets, except for violations, defaults or liens that, individually and in the aggregate, could not reasonably be expected to have a material adverse effect on the business, assets, operations, or financial condition of the U.S. Borrower and its subsidiaries, taken as a whole.

3. To my knowledge and other than as identified in the Credit Agreement, there is no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, now pending, to which any U.S. Credit Party is a party or to which the business, assets or property of any U.S. Credit Party is subject and no such action, suit or proceeding is threatened to which any U.S. Credit Party or the business, assets or property of any U.S. Credit Party would be subject that in either case could reasonably be expected, individually or in the aggregate, to have a material adverse effect on the business, assets, operations, or financial condition of the U.S. Borrower and its subsidiaries, taken as a whole.

2

4. No Credit Party is an “investment company” within the meaning of and subject to regulation under the Investment Company Act of 1940, as amended.

This opinion letter is rendered to you in connection with the above described transactions. This opinion letter may not be relied upon by you for any other purpose, or relied upon by, or furnished to, any other person, firm or corporation (other than your permitted successors and assigns) without my prior written consent.

Very truly yours,

/s/ Laurence H. Midler
Laurence H. Midler

3

SCHEDULE I

THE LENDERS

ACA CLO 2005-1, LTD

ACA CLO 2006-2, LTD

ACA CLO 2006-1, LTD

ACA CLO 2007-1, LTD

ACAS CLO 2007-1 LTD.

AF III US BD HOLDINGS, LP

AIB DEBT MANAGEMENT, LIMITED

ALADDIN FLEXIBLE INVESTMENT FUND SPC FOR ACCOUNT OF SERIES 2007-01

ALADDIN FLEXIBLE INVESTMENT FUND SPC FOR ACCOUNT OF SERIES 2008-01

ALZETTE EUROPEAN CLO S.A.

AMMC CLO III, LIMITED

AMMC CLO IV, LIMITED

AMMC CLO VI, LIMITED

AMMC VII, LIMITED

APIDOS CDO I

APIDOS CDO II

APIDOS CDO III

APIDOS CDO IV

APIDOS CDO V

APIDOS CDO VI

APIDOS CINCO

APIDOS QUATTRO CDO

APOSTLE LOOMIS SAYLES CREDIT OPPORTUNITIES FUND

APOSTLE LOOMIS SAYLES SENIOR LOAN FUND

ARTUS LOAN FUND 2007-1 LTD

ATLANTIS FUNDING LTD.

ATLAS LOAN FUNDING NAV

ATTENTUS CDO III, LTD.

AVALON CAPITAL LTD. 3

AVENUE CLO FUND, LTD.

AVENUE CLO, V LTD.

AVENUE CLO VI, LTD.

AVERY STREET CLO LTD.

BABSON BLUE CHIP MULTI-STRATEGY

BABSON CLO LTD 2003-I

BABSON CLO LTD 2004-1

BABSON CLO LTD 2004-II

BABSON CLO LTD 2005-I

BABSON CLO LTD 2005-II

BABSON CLO LTD 2005-III

BABSON CLO LTD 2006-I

BABSON CLO LTD 2006-II

BABSON CLO LTD 2007-I

BACCHUS (U.S.) 2006-1, LTD.

BAKER STREET CLO IV LTD.

BAKER STREET FUNDING CLO 2005-I LTD

BALLYROCK CLO 2006-1 LTD

BALLYROCK CLO 2006-2 LTD

BANCO ESPIRITO SANTO, S.A. – NEW YORK BRANCH

BANK OF AMERICA, N.A.

BANK OF AMERICA NT & SA

BANK OF CHINA, LOS ANGELES BRANCH

THE BANK OF EAST ASIA, LTD., NEW YORK BRANCH

BANK OF HAWAII

BANK OF NOVA SCOTIA

BANKERS LIFE & CASUALTY COMPANY

BARCLAYS BANK PLC

BAYERISCHE HYPO-UND VEREINBANK AG, NEW YORK BRANCH

BAYERISCHE LANDESBANK, NEW YORK BRANCH

BELHURST CLO LTD.

BLT 18 LLC

BNP PARIBAS

BURR RIDGE CLO PLUS LTD.

CALLIDUS DEBT PARTNERS CLO FUND II, LTD.

CALLIDUS DEBT PARTNERS CLO FUND III LTD.

CAMULOS LOAN VEHICLE I, LTD.

CANNINGTON FUNDING LTD.

CANYON CAPITAL CLO 2004 1 LTD

CANYON CAPITAL CLO 2006-1 LTD

CANYON CAPITAL CLO 2007-1 LTD

CARLYLE CREDIT PARTNERS FIN I

CARLYLE HIGH YIELD PART IV

CARLYLE HIGH YIELD PART VI

CARLYLE HIGH YIELD PART VII

CARLYLE HIGH YIELD PART VIII

CARLYLE HIGH YIELD PARTNERS IX

CARLYLE HIGH YIELD PARTNERS X

CARLYLE LOAN INVESTMENT LTD

CHAMPLAIN CLO, LTD.

CHANG HWA COMMERCIAL BANK, LTD., NEW YORK BRANCH

CHELSEA PARK CLO LTD.

CHINATRUST BANK (USA)

CITIBANK N.A.

CITICORP USA INC.

CITY NATIONAL BANK, N.A.

CLYDESDALE CLO 2004, LTD.

CLYDESDALE CLO 2005, LTD.

CLYDESDALE CLO 2006, LTD.

CLYDESDALE STRATEGIC CLO-I, LTD.

COLUMBUS PARK CDO LTD.

COLUMBUSNOVA CLO IV LTD. 2007-II

COLUMBUSNOVA CLO LTD. 2006-I

COLUMBUSNOVA CLO LTD. 2006-II

COLUMBUSNOVA CLO LTD. 2007-I

COMERICA BANK

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES

COMSTOCK FUNDING LTD

CONFLUENT 4 LIMITED

CONSECO LIFE INSURANCE COMPANY

CONSECO HEALTH INSURANCE COMPANY

CONSECO INSURANCE COMPANY

CORNERSTONE CLO LTD

CREDIT SUISSE LOAN FUNDING LLC

CREDIT SUISSE, CAYMAN ISLANDS BRANCH

DEL MAR CLO I, LTD.

DENALI CAPITAL CLO IV LTD

DENALI CAPITAL CLO V LTD

DENALI CAPITAL CLO VI LTD

DENALI CAPITAL CLO VII LTD.

DRYDEN IX SENIOR LOAN

DRYDEN VII LEVERAGED LOAN CDO

DRYDEN VIII-LEVERAGED LOAN CDO

DRYDEN XI LEVERAGE LOAN CDO 06

DRYDEN XVI - LEVERAGED LOAN CD

DRYDEN XVIII LEVERAGED LOAN 20

DUANE STREET CLO 1 LTD

DUANE STREET CLO II LTD

DUANE STREET CLO III LTD

DUANE STREET CLO IV, LTD.

DUANE STREET CLO V LTD

EAGLE CREEK CLO, LTD.

EAGLE LOAN TRUST

EAGLE MASTER FUND LTD.

EMERSON PLACE CLO, LTD

ERSTE BK DER OESTERREICHISCHEN

ERSTE GROUP BANK AG

ESSEX PARK CDO LTD.

E.SUN COMMERCIAL BANK, LTD., LOS ANGELES BRANCH

EXTRA YIELD $ LOAN FUND

EXTRAYIELD GLOBAL LOAN FUND

FALL CREEK CLO LTD

FARMERS BANK OF CHINA

FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND

FIDELITY CENTRAL INVESTMENT PORTFOLIOS LLC: FIDELITY FLOATING RATE CENTRAL INVESTMENT PORTFOLIO

FIFTH THIRD BANK

FIRST COMMERCIAL BANK, NEW YORK AGENCY

FIRST FINANCIAL BANK

FIRST TENNESSEE BANK

FLATIRON CLO 2007-1 LTD.

FLOATING RATE SENIOR LOAN FUNDING I LLC

FM LEVERAGED CAPITAL FUND II

FOUNDERS GROVE CLO, LTD.

FRANKLIN FLOATING RATE DAILY ACCESS FUND

FRANKLIN FLOATING RATE MASTER SERIES

FRANKLIN TEMPLETON LIMITED DURATION INCOME TRUST

FRANKLIN TEMPLETON SERIES II FUNDS-FRANKLIN FLOATING RATE II FUND

FRANKLIN TOTAL RETURN FUND

FREMONT CBNA LOAN FUNDING LLC

GALE FORCE 1 CLO, LTD.

GALE FORCE 3 CLO, LTD.

GALE FORCE 4 CLO, LTD.

GALE FORCE 2 CLO, LTD.

GE BUSINESS FINANCIAL SERVICES

GENERAL ELECTRIC CAPITAL CORPORATION

GENESIS CLO 2007-1 LTD.

GENESIS CLO 2007-2 LTD.

GOLDMAN SACHS CREDIT PARTNERS L.P.

GOVERNOR AND COMPANY OF THE BA

GRAND CENTRAL ASSET TRUST LBAM SERIES

GRAND HORN CLO LTD

GRANITE VENTURES I LTD

GRANITE VENTURES II LTD

GRANITE VENTURES III LTD

GRANT GROVE CLO, LTD.

GREENS CREEK FUNDING LTD.

GREYROCK CDO LTD.

GULF STREAM-COMPASS CLO 2005-1 LTD

GULF STREAM-RASHINBAN CLO 2006-I LTD

GULF STREAM-COMPASS CLO 2007-I LTD

HAKONE FUND II LLC

HAMLET II, LTD.

HARCH CLO III LIMITED

HARLEYSVILLE NATIONAL BANK

HEWETT’S ISLAND CDO LTD

HEWETT’S ISLAND CLO II LTD

HEWETT’S ISLAND CLO III LTD

HEWETT’S ISLAND CLO IV, LTD.

HEWETT’S ISLAND CLO V

HEWETT’S ISLAND CLO VI LTD

HILLMARK FUNDING LTD.

HSBC BANK PLC

HSBC BANK USA, NATIONAL ASSOCIATION

HUA NAN COMMERCIAL BANK LTD., LOS ANGELES BRANCH

HUDSON STRAITS CLO 2004, LTD.

IKB CAPITAL CORPORATION

ING INTL II SR BK LNS EURO

ING INVESTMENT MGMT CLO II LTD

ING INVESTMENT MGMT CLO III LT

ING INVESTMENT MGMT CLO IV

ING INVESTMENT MGMT CLO V

ING INVESTMENT MGT CLO I

INWOOD PARK CDO LTD.

JACKSON NATIONAL LIFE INSURANCE COMPANY

JERSEY STREET CLO, LTD.

J.P. MORGAN WHITEFRIARS INC.

KEYBANK NATION ASSOCIATION

KEYSTONE NAZARETH BANK AND TRUST (a division of National Penn Bank)

KINGSLAND I, LTD.

KINGSLAND II, LTD.

KINGSLAND III, LTD.

KINGSLAND IV, LTD.

KINGSLAND V, LTD.

KKR DEBT INVESTORS II (2006)(I

KKR FINANCIAL PARTNERS I LP

KKR FINANCIAL CLO 2005-1 LTD.

KKR FINANCIAL CLO 2005-2 COLLECTION

KKR FINANCIAL CLO 2006-1, LTD.

LAFAYETTE SQUARE CDO LTD.

LANDMARK III CDO LIMITED

LANDMARK IV CDO LIMITED

LANDMARK VI CDO LTD

LANDMARK VIII CLO LTD

LASALLE BANK NA

LATITUDE CLO III, LTD.

LCM I LIMITED PARTNERSHIP

LCM II LIMITED PARTNERSHIP

LCM III, LTD.

LCM IV, LTD.

LCM V LTD.

LCM VI, LTD.

LIBRA GLOBAL LIMITED

LIGHTPOINT CLO 2004-1

LIGHTPOINT CLO III, LTD.

LIGHTPOINT CLO IV, LTD.

LIGHTPOINT CLO V, LTD.

LIGHTPOINT CLO VIII, LTD.

LIME STREET CLO LTD

LIMEROCK CLO I

LMP CORPORATE LOAN FUND, INC.

LOAN FUNDING V LLC

LOAN FUNDING VI LLC

LOAN FUNDING XIII

LOOMIS SAYLES LEVERAGED SENIOR LOAN FUND LTD.

LOOMIS SAYLES SENIOR LOAN FUND, LLC

LOOMIS SAYLES SENIOR LOAN FUND II LLC

MAINSTAY FLOATING RATE FUND

MAINSTAY VP FLOATING RATE PORTFOLIO

MAPLEWOOD (CAYMAN) LTD.

MARKET SQUARE CLO LTD.

MARLBOROUGH STREET CLO, LTD.

MASSACHUSETTS MUTUAL LIFE INSURANCE

MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD. LOS ANGELES BRANCH

METLIFE BANK NATIONAL ASSOCIATION

MFS FLOATING RATE HIGH INCOME FUND (FRH)

MFS FLOATING RATE INCOME FUND

MIZUHO CORPORATE BANK, LTD.

MONUMENT PARK CDO LTD.

MOSELLE CLO S.A.

MOUNTAIN CAPITAL CLO III LTD

MOUNTAIN CAPITAL CLO V LTD.

MOUNTAIN CAPITAL CLO VI LTD.

MOUNTAIN VIEW CLO II LTD.

MOUNTAIN VIEW CLO III LTD.

MSIM PECONIC BAY, LTD.

NACM CLO I

NACM CLO II

NATIONAL AUSTRALIA BANK LTD

NATIONAL CITY BANK

NATIXIS

NATIXIS LOOMIS SAYLES SENIOR LOAN FUND

NATIXIS LOOMIS SAYLES SENIOR L

NAUTIQUE FUNDING LTD.

NAVIGARE FUNDING III CLO, LTD.

NEPTUNE FINANCE CCS, LTD.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NEW YORK LIFE INSURANCE COMPANY

THE NORINCHUKIN BANK, NEW YORK BRANCH

THE NORTHERN TRUST COMPANY

NYLIM FLATIRON CLO 2003-1 LTD.

NYLIM FLATIRON CLO 2004-1 LTD.

NYLIM FLATIRON CLO 2005-1 LTD.

NYLIM FLATIRON CLO 2006-1 LTD.

NYLIM INSTITUTIONAL FLAT RATE COLLECTIVE FUND

NYLIM INSTITUTIONAL FLOATING RATE FUND L.P.

OCTAGON INV PARTNERS X LTD

OCTAGON INV PARTNERS V

OCTAGON INV PARTNERS VI

OCTAGON INV PARTNERS VII

OCTAGON INVEST PARTNERS XI LTD

OCTAGON INVESTMENT PARTNERS VIII

OLYMPIC CLO I

OREGON PUBLIC EMPLOYEE RET

PEOPLE’S UNITED BANK (formerly known as People’s Bank)

POTENTIAL CLO I LTD

PREMIUM LOAN TRUST I, LTD.

PROSPECT PARK CDO LTD.

QVP CDO LTD

RAMPART CLO 2006-I LTD.

RAMPART CLO 2007 LTD

RAYMOND JAMES BANK, FSB

REGATTA FUNDING LTD

REGIONS BANK

RIVERSIDE PARK CLO, LTD.

ROSEDALE CLO II LTD.

ROSEDALE CLO LTD.

ROYAL BANK OF SCOTLAND PLC

SAGAMORE CLO LTD.

SAN GABRIEL CLO I LTD

SAN JOAQUIN COUNTY EMPLOYEES’ RETIREMENT ASSOCIATION

SARATOGA CLO I, LIMITED

SCHILLER PARK CLO LTD.

SCOTIABANC, INC.

SHASTA CLO I

SHINNECOCK 2006-1 CLO

SIERRA CLO II LTD

SILVER CREST CBNA LOAN FUNDING

SILVERADO CLO 2006-II LIMITED

STANFIELD ARNAGE CLO LTD.

STANFIELD AZURE CLO, LTD.

STANFIELD BRISTOL CLO, LTD.

STANFIELD DAYTONA CLO, LTD.

STANFIELD MCLAREN CLO, LTD.

STANFIELD MODENA CLO, LTD.

STANFIELD VANTAGE CLO, LTD.

STANFIELD VEYRON CLO, LTD.

STATE BANK OF INDIA, LOS ANGELES AGENCY

STONE TOWER CDO II LTD

STONE TOWER CLO III LTD

STONE TOWER CLO IV LTD

STONE TOWER CLO V LTD

STONE TOWER CLO VI LTD.

STONE TOWER CLO VII LTD.

STONEY LANE FUNDING I LTD.

SUMITOMO TRUST & BANKING CO., LTD., NEW YORK BRANCH

SUNTRUST BANK

TABERNA PREFERRED FUNDING VIII

TAIPEI FUBON COMMERCIAL BANK CO., LTD. LOS ANGELES BRANCH

TAIWAN COOPERATIVE BANK, LOS ANGELES BRANCH

TRIBECA PARK CLO LTD.

TRIMARAN CLO IV LTD

TRIMARAN CLO V LTD

TRIMARAN CLO VI LTD

TRIMARAN CLO VII LTD

UNION BANK, N.A.

UNION SQUARE CDO LTD.

UNITED OVERSEAS BANK LIMITED, NEW YORK AGENCY

US BANK NA

VEER CASH FLOW CLO, LTD

VENTURE II CDO 2002, LIMITED

VENTURE III CDO LIMITED

VENTURE IV CDO LIMITED

VENTURE IX CDO, LIMITED

VENTURE V CDO LIMITED

VENTURE VI CDO LIMITED

VENTURE VII CDO LIMITED

VENTURE VIII CDO, LIMITED

VINACASA CLO LTD

VISTA LEVERAGED INCOME FUND

WACHOVIA BANK, N.A.

WASATCH CLO LTD.

WASHINGTON NATIONAL INSURANCE COMPANY

WATERFRONT CLO 2007-1, LTD.

WAYZATA FUNDING LLC

WELLS FARGO BANK, NA

WHITEHORSE I, LTD.

WHITEHORSE III, LTD.

WHITEHORSE IV, LTD.

WHITEHORSE V, LTD.

WHITNEY CLO I LTD.

WILLOW FINANCIAL BANK

XL RE EUROPE LIMITED

SCHEDULE II

SUBSIDIARY GUARANTORS

Name of Subsidiary Guarantor	Jurisdiction of Formation
CB HoldCo, Inc.	Delaware
CB Richard Ellis Investors, Inc.	California
CB Richard Ellis Investors, L.L.C.	Delaware
CB Richard Ellis, Inc.	Delaware
CB/TCC Holdings LLC	Delaware
CB/TCC, LLC	Delaware
CB/TCC Global Holdings Limited	United Kingdom
CBRE Capital Markets, Inc.	Texas
CBRE Capital Markets of Texas, LP	Texas
CBRE Technical Services, LLC	Delaware
CBRE/LJM Mortgage Company, L.L.C.	Delaware
CBRE/LJM-Nevada, Inc.	Nevada
HoldPar A	Delaware
HoldPar B	Delaware
Insignia/ESG Capital Corporation	Delaware
TC Houston, Inc.	Delaware
TCCT Real Estate, Inc.	Delaware
TCDFW, Inc.	Delaware
The Polacheck Company, Inc.	Wisconsin
Trammell Crow Company	Delaware
Trammell Crow Development & Investment, Inc.	Delaware
Trammell Crow Services, Inc.	Delaware
Vincent F. Martin, Jr., Inc.	California
Westmark Real Estate Acquisition Partnership, L.P.	Delaware

Exhibit J-2 to the Second Amended

and Restated Credit Agreement

March 24, 2009

Credit Suisse, as Administrative Agent

          and Collateral Agent under the Credit Agreement

          (as defined below)

            and

          The Lenders listed on Schedule I hereto

Re:	Second Amended and Restated Credit Agreement, dated as of March 24, 2009 (the “Credit Agreement”), among CB Richard Ellis Services, Inc., a Delaware corporation (the “U.S. Borrower”), CB Richard Ellis Limited, a limited company organized under the laws of England and Wales, CB Richard Ellis Limited, a corporation organized under the laws of New Brunswick, CB Richard Ellis Pty Ltd, a company organized under the laws of Australia and registered in New South Wales, CB Richard Ellis Limited, a company organized under the laws of New Zealand, (collectively the “Foreign Borrowers” and with the U.S. Borrower, the “Borrowers”), CB Richard Ellis Group, Inc., a Delaware corporation (“Holdings”), the Lenders named therein (the “Lenders”), and Credit Suisse, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”) for the Lenders

Ladies and Gentlemen:

We have acted as counsel to Holdings, the Borrowers, CB/TCC Global Holdings Limited (the “UK Subsidiary Guarantor”), the other Subsidiaries of the U.S. Borrower named on Schedule II attached hereto (collectively, the “U.S. Subsidiary Guarantors”; together with the UK Subsidiary Guarantor, the “Subsidiary Guarantors”); together with Holdings and the U.S. Borrower, the “U.S. Credit Parties”; and the U.S. Credit Parties together with the Foreign Borrowers and the UK Subsidiary Guarantor, the “Credit Parties”) in connection with the execution and delivery of (i) the Credit Agreement, (ii) the Amended and Restated Guarantee and Pledge Agreement, dated as of March 24, 2009, among the U.S. Borrower, Holdings, the Subsidiary Guarantors and the Collateral Agent for the Secured Parties (the “Guarantee and Pledge Agreement”) and (iii) the Trademark Security Agreement, dated as of March 24, 2009, among the U.S. Borrower, Holdings, CB Richard Ellis, Inc. and the Collateral Agent (the “Trademark Security Agreement” and, collectively with the Credit Agreement and the Guarantee and Pledge Agreement, the “Credit Documents”). Unless otherwise indicated, terms used but not defined herein shall have the respective meanings set forth in the Credit Agreement. This opinion is furnished to you pursuant to Section 4.02(a)(ii) of the Credit Agreement.

In connection with this opinion, we have examined (i) the Credit Agreement, signed by the Borrowers, Holdings, certain of the Lenders, the Administrative Agent and the Collateral Agent, (ii) the Guarantee and Pledge Agreement, signed by Holdings, the U.S. Borrower, the Subsidiary Guarantors and the Collateral Agent, (iii) the Trademark Security

Agreement in respect of United States Trademark registrations and applications, signed by the U.S. Borrower, Holdings, CB Richard Ellis, Inc. and the Collateral Agent and (iv) unfiled copies of the financing statements listed on Schedule III hereto (the “Delaware Financing Statements”), naming certain of the U.S. Credit Parties on such Schedule III as debtors and the Collateral Agent as secured party, which we understand will be filed in the Office of the Secretary of State of Delaware (the “Delaware Filing Office”).

In addition, we have examined, and have relied as to matters of fact upon, the documents delivered to you at the closing, and upon originals, or duplicates or certified or conformed copies, of such corporate records, agreements, documents and other instruments and such certificates or comparable documents of public officials and of officers and representatives of the Credit Parties, and have made such other investigations, as we have deemed relevant and necessary in connection with the opinions hereinafter set forth. In such examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as duplicates or certified or conformed copies and the authenticity of the originals of such latter documents. As to questions of fact material to this opinion, we have relied upon certificates of public officials and of officers and representatives of the Credit Parties. In addition, we have relied as to certain matters of fact upon the representations made in the Credit Documents.

In addition, we have assumed that (1) the Credit Parties have rights in the Collateral existing on the date hereof and will have rights in property which becomes Collateral after the date hereof and (2) “value” (as defined in Section 1-201(44) of the Uniform Commercial Code as in effect on the date hereof in the State of New York (the “New York UCC”)) has been given by the Lenders to the Credit Parties for the security interests and other rights in the Collateral.

Based upon and subject to the foregoing, and subject to the qualifications and limitations set forth herein, we are of the opinion that:

1. Each of the Subsidiary Guarantors (other than the Subsidiary Guarantors that are not incorporated, or organized or formed under the Delaware General Corporation Law, the Delaware Limited Liability Company Act or the Delaware Revised Uniform Limited Partnership Act (such Subsidiary Guarantors, collectively, the “Non-Delaware Guarantors”)) (a) has the corporate, limited liability company or limited partnership power and authority to execute and deliver the Guarantee and Pledge Agreement, and (b) has duly authorized, executed and delivered the Guarantee and Pledge Agreement.

2. The execution and delivery by each of Holdings and the U.S. Borrower of the Credit Agreement and the Guarantee and Pledge Agreement, the borrowings by the U.S. Borrower in accordance with the terms of the Credit Agreement, the performance by Holdings and the U.S. Borrower of their respective payment obligations thereunder and the granting of the security interests to be granted by Holdings and the U.S. Borrower pursuant to the Guarantee and Pledge Agreement and the Trademark Security Agreement will not result in any violation of (i) the certificate of incorporation or by-laws of such U.S. Credit Party or (ii) assuming the proceeds of borrowings will be used in accordance with the terms of the Credit Agreement, any Federal or New York statute or the Delaware General Corporation Law or any rule or regulation issued pursuant to any New York or Federal Statute or the Delaware General Corporation Law.

2

3. The execution and delivery by each Foreign Borrower of the Credit Agreement and by each Subsidiary Guarantor of the Guarantee and Pledge Agreement, as applicable, will not result in any violation of any Federal or New York statute, the Delaware General Corporation Law, the Delaware Limited Liability Company Act or the Delaware Revised Uniform Limited Partnership Act or any rule or regulation issued pursuant to any New York or Federal Statute, the Delaware General Corporation Law, the Delaware Limited Liability Company Act or the Delaware Revised Uniform Limited Partnership Act.

4. No consent, approval, authorization, order, filing, registration or qualification of or with any Federal or New York governmental agency or body or any Delaware governmental agency or body acting pursuant to the Delaware General Corporation Law, the Delaware Limited Liability Company Act or the Delaware Revised Uniform Limited Partnership Act is required for the execution and delivery by any Credit Party of the Credit Agreement or the Guarantee and Pledge Agreement, the borrowings by the Borrowers in accordance with the terms of the Credit Agreement, the performance by Holdings and the Borrowers of their respective payment obligations under the Credit Agreement or the granting of any security interests under the Guarantee and Pledge Agreement and the Trademark Security Agreement, except filings required for the perfection of security interests granted pursuant to the Guarantee and Pledge Agreement and the Trademark Security Agreement.

5. Assuming that each of the Credit Agreement, the Guarantee and Pledge Agreement and the Trademark Security Agreement is a valid and legally binding obligation of each of the Lenders parties thereto and assuming that (a) each of the Foreign Borrowers, the UK Subsidiary Guarantor and each of the Non-Delaware Guarantors is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized and has duly authorized, executed and delivered the Credit Documents to which it is a party in accordance with its certificate of incorporation and by-laws or equivalent organizational documents, (b) execution, delivery and performance by Holdings and the Borrowers of the Credit Agreement, by Holdings, the U.S. Borrower and the Subsidiary Guarantors of the Guarantee and Pledge Agreement and by Holdings, the U.S. Borrower and CB Richard Ellis, Inc, of the Trademark Security Agreement, as applicable, does not violate the laws of the jurisdiction in which it is organized or any other applicable laws (excepting the laws of the State of New York, the Delaware Revised Uniform Limited Partnership Act, the Delaware Limited Liability Company Act, the General Corporation Law of the State of Delaware, and the Federal laws of the United States), (c) execution, delivery and performance by Holdings and the Borrowers of the Credit Agreement, by Holdings, the U.S. Borrower and the Subsidiary Guarantors of the Guarantee and Pledge Agreement and by Holdings, the U.S. Borrower and CB Richard Ellis, Inc, of the Trademark Security Agreement, as applicable, does not constitute a breach or violation of any agreement or instrument which is binding upon such Credit Party and (d) no Credit Party is an “investment company” within the meaning of and subject to regulation under the Investment Company Act of 1940 (except that we do not make this assumption with respect to Holdings), each of the Credit Agreement, the Guarantee and Pledge Agreement and the Trademark Security Agreement constitutes the valid and legally binding obligation of each Credit Party party thereto, respectively, enforceable against such Credit Party in accordance with its terms.

3

6. To our knowledge and other than as identified in the Credit Agreement, there is no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, now pending, to which any Credit Party is a party or to which the business, assets or property of any Credit Party is subject and no such action, suit or proceeding is threatened to which any Credit Party or the business, assets or property of any Credit Party would be subject that in either case questions the validity of the Credit Agreement or the Guarantee and Pledge Agreement.

7. Holdings is not an “investment company” within the meaning of and subject to regulation under the Investment Company Act of 1940, as amended.

8. Assuming that the Borrowers will comply the provisions of the Credit Agreement relating to the use of proceeds, the making of the Loans under the Credit Agreement will not violate Regulation T, U or X of the Board of Governors of the Federal Reserve System.

9. Each of the Guarantee and Pledge Agreement and the Trademark Security Agreement creates in favor of the Collateral Agent for the benefit of the Secured Parties a security interest in the U.S. Credit Parties’ and the UK Subsidiary Guarantor’s, as applicable, right, title and interest in the Collateral described therein in which a security interest may be created under Article 9 of the New York UCC (the “Security Agreement Article 9 Collateral”).

10. The Guarantee and Pledge Agreement creates in favor of the Collateral Agent for the benefit of the Secured Parties a security interest under the New York UCC in the investment property (as defined in Section 9-102 of the New York UCC) identified on Schedule II to the Guarantee and Pledge Agreement (the “Pledged Securities”).

11. The Collateral Agent will have a perfected security interest in the Pledged Securities for the benefit of the Secured Parties under the New York UCC upon delivery to the Collateral Agent for the benefit of the Secured Parties in the State of New York of the certificates representing the Pledged Securities in registered form, indorsed in blank by an effective indorsement or accompanied by undated stock and note powers with respect thereto duly indorsed in blank by an effective indorsement. Assuming neither the Collateral Agent nor any of the Secured Parties has notice of any adverse claim to the Pledged Securities, the Collateral Agent will acquire the security interest in the Pledged Securities for the benefit of the Secured Parties free of any adverse claim.

12. The Collateral Agent will have a perfected security interest for the benefit of the Secured Parties in that portion of the Collateral constituting the U.S. trademark registrations of Holdings, the U.S. Borrower and CB Richard Ellis, Inc., and correctly identified, on Schedules I and II to Trademark Security Agreement, upon (a) the filing of Uniform Commercial Code financing statements under the laws of the jurisdiction in which such Credit Party is located (as determined in accordance with Section 9-307 of the New York UCC) and (b) the timely filing and recording of the Trademark Security Agreement, including Schedules thereto, in the United States Patent and Trademark Office in the manner specified by such office and in accordance with its rules and regulations.

Although we express no opinion as to the law of the State of Delaware (other than the Delaware Revised Uniform Limited Partnership Act, the Delaware Limited Liability

4

Company Act and the Delaware General Corporation Law), we have reviewed Article 9 of the Uniform Commercial Code in effect in the State of Delaware as set forth in the Commerce Clearing House, Inc. Secured Transactions Guide as supplemented through March 17, 2009 (the “Delaware UCC”) and, based solely on such review, we advise you that (a) the Delaware Financing Statements are in appropriate form for filing in the Delaware Filing Office and (b) upon the filing of the Delaware Financing Statements in the Delaware Filing Office, the Collateral Agent will have a perfected security interest for the benefit of the Secured Parties in that portion of the Security Agreement Article 9 Collateral in which a security interest is perfected by filing a financing statement in the Delaware Filing Office.

Our opinion in paragraphs 5, 9 and 10 above are subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law), (iii) an implied covenant of good faith and fair dealing and (iv) with respect to Credit Parties other than U.S. Credit Parties, the effects of the possible judicial application of foreign laws or foreign governmental or judicial action affecting creditors’ rights. Our opinion in paragraph 5 above also is subject to the qualification that certain of the remedial provisions of the Guarantee and Pledge Agreement may not be enforceable in whole or in part, although the inclusion of such provisions does not render the Guarantee and Pledge Agreement invalid, and the Guarantee and Pledge Agreement and the law of the State of New York contain adequate remedial provisions for the practical realization of the rights and benefits afforded thereby.

Our opinions in paragraphs 9 and 10, and our advice in the second preceding paragraph above, are limited to Article 9 of the New York UCC or the Delaware UCC, as the case may be, and our opinion in paragraph 11 is limited to Articles 8 and 9 of the New York UCC, and, therefore, those opinion and advice paragraphs do not address (i) collateral of a type not subject to Article 8 or 9, as the case may be, of the New York UCC or the Delaware UCC and (ii) what law governs perfection of the security interests granted in the collateral covered by this opinion letter.

We note that (A) a New York statute provides that with respect to a foreign currency obligation a court of the State of New York shall render a judgment or decree in such foreign currency and such judgment or decree shall be converted into currency of the United States at the rate of exchange prevailing on the date of entry of such judgment or decree and (B) with respect to a foreign currency obligation a United States Federal court in New York may award judgment in United States dollars, provided that we express no opinion as to the rate of exchange such court would apply.

We express no opinion with respect to:

(A) perfection of any security interest in (1) any collateral of a type represented by a certificate of title and (2) any collateral consisting of money or Cash Equivalents;

(B) perfection of any security interest in proceeds except to the extent provided pursuant to § 9-315 of the New York UCC;

5

(C) perfection of any security interest whose priority is subject to Section 9-334 of the New York UCC;

(D) except to the extent set forth in opinion paragraph 11, the priority of any security interest;

(E) the effect of Section 552 of the Bankruptcy Code (11 U.S.C. 552) (relating to property acquired by a pledgor after the commencement of a case under the United States Bankruptcy Code with respect to such pledgor) and Section 506(c) of the Bankruptcy Code (11 U.S.C. 506(c) (relating to certain costs and expenses of a trustee in preserving or disposing of collateral);

(F) the effect of any provision of the Credit Documents which is intended to establish any standard other than a standard set forth in the New York UCC as the measure of the performance by any party thereto of such party’s obligations of good faith, diligence, reasonableness or care or of the fulfillment of the duties imposed on any secured party with respect to the maintenance, disposition or redemption of collateral, accounting for surplus proceeds of collateral or accepting collateral in discharge of liabilities;

(G) the effect of any provision of the Credit Documents which is intended to permit modification thereof only by means of an agreement signed in writing by the parties thereto;

(H) the effect of any provision of the Credit Documents insofar as it provides that any person purchasing a participation from a Lender or other person may exercise set-off or similar rights with respect to such participation or that any Lender or other person may exercise set-off or similar rights other than in accordance with applicable law;

(I) the effect of any provision of the Credit Documents imposing penalties or forfeitures;

(J) the enforceability of any provision of any of the Credit Documents to the extent that such provision constitutes a waiver of illegality as a defense to performance of contract obligations; and

(K) the effect of any provision of the Credit Documents relating to indemnification or exculpation in connection with violations of any securities laws or relating to indemnification, contribution or exculpation in connection with willful, reckless or criminal acts or gross negligence of the indemnified or exculpated person or the person receiving contribution.

In connection with the provisions of the Credit Documents whereby the parties submit to the jurisdiction of the courts of the United States of America located in New York City, we note the limitations of 28 U.S.C. §§ 1331 and 1332 on subject matter jurisdiction of the Federal courts. In connection with the provisions of the Credit Documents which relate to forum selection of the courts of the United States located in the Borough of Manhattan, City of New

6

York State of New York (including, without limitation, any waiver of any objection to venue or any objection that a court is an inconvenient forum), we note such court’s discretion to transfer an action from one Federal court to another under 28 U.S.C. § 1404 (a).

We do not express any opinion herein concerning any law other than the law of the State of New York, the Federal law of the United States, the Delaware Revised Uniform Limited Partnership Act, the Delaware Limited Liability Company Act, and the Delaware General Corporation Law.

This opinion letter is rendered to you in connection with the above described transactions. This opinion letter may not be relied upon by you for any other purpose, or relied upon by, or furnished to, any other person, firm or corporation without our prior written consent.

Very truly yours,

/s/ SIMPSON THACHER & BARTLETT LLP
SIMPSON THACHER & BARTLETT LLP

7

SCHEDULE I

THE LENDERS

ACA CLO 2005-1, LTD

ACA CLO 2006-2, LTD

ACA CLO 2006-1, LTD

ACA CLO 2007-1, LTD

ACAS CLO 2007-1 LTD.

AF III US BD HOLDINGS, LP

AIB DEBT MANAGEMENT, LIMITED

ALADDIN FLEXIBLE INVESTMENT FUND SPC FOR ACCOUNT OF SERIES 2007-01

ALADDIN FLEXIBLE INVESTMENT FUND SPC FOR ACCOUNT OF SERIES 2008-01

ALZETTE EUROPEAN CLO S.A.

AMMC CLO III, LIMITED

AMMC CLO IV, LIMITED

AMMC CLO VI, LIMITED

AMMC VII, LIMITED

APIDOS CDO I

APIDOS CDO II

APIDOS CDO III

APIDOS CDO IV

APIDOS CDO V

APIDOS CDO VI

APIDOS CINCO

APIDOS QUATTRO CDO

APOSTLE LOOMIS SAYLES CREDIT OPPORTUNITIES FUND

APOSTLE LOOMIS SAYLES SENIOR LOAN FUND

ARTUS LOAN FUND 2007-1 LTD

ATLANTIS FUNDING LTD.

ATLAS LOAN FUNDING NAV

ATTENTUS CDO III, LTD.

AVALON CAPITAL LTD. 3

AVENUE CLO FUND, LTD.

AVENUE CLO, V LTD.

AVENUE CLO VI, LTD.

AVERY STREET CLO LTD.

BABSON BLUE CHIP MULTI-STRATEGY

BABSON CLO LTD 2003-I

BABSON CLO LTD 2004-I

BABSON CLO LTD 2004-II

BABSON CLO LTD 2005-I

BABSON CLO LTD 2005-II

BABSON CLO LTD 2005-III

BABSON CLO LTD 2006-I

BABSON CLO LTD 2006-II

BABSON CLO LTD 2007-I

BACCHUS (U.S.) 2006-1, LTD.

BAKER STREET CLO IV LTD.

BAKER STREET FUNDING CLO 2005-I LTD

BALLYROCK CLO 2006-1 LTD

BALLYROCK CLO 2006-2 LTD

BANCO ESPIRITO SANTO, S.A. – NEW YORK BRANCH

BANK OF AMERICA, N.A.

BANK OF AMERICA NT & SA

BANK OF CHINA, LOS ANGELES BRANCH

THE BANK OF EAST ASIA, LTD., NEW YORK BRANCH

BANK OF HAWAII

BANK OF NOVA SCOTIA

BANKERS LIFE & CASUALTY COMPANY

BARCLAYS BANK PLC

BAYERISCHE HYPO-UND VEREINBANK AG, NEW YORK BRANCH

BAYERISCHE LANDESBANK, NEW YORK BRANCH

BELHURST CLO LTD.

BLT 18 LLC

BNP PARIBAS

BURR RIDGE CLO PLUS LTD.

CALLIDUS DEBT PARTNERS CLO FUND II, LTD.

CALLIDUS DEBT PARTNERS CLO FUND III LTD.

CAMULOS LOAN VEHICLE I, LTD.

CANNINGTON FUNDING LTD.

CANYON CAPITAL CLO 2004 1 LTD

CANYON CAPITAL CLO 2006-1 LTD

CANYON CAPITAL CLO 2007-1 LTD

CARLYLE CREDIT PARTNERS FIN I

CARLYLE HIGH YIELD PART IV

CARLYLE HIGH YIELD PART VI

CARLYLE HIGH YIELD PART VII

CARLYLE HIGH YIELD PART VIII

CARLYLE HIGH YIELD PARTNERS IX

CARLYLE HIGH YIELD PARTNERS X

CARLYLE LOAN INVESTMENT LTD

CHAMPLAIN CLO, LTD.

CHANG HWA COMMERCIAL BANK, LTD., NEW YORK BRANCH

CHELSEA PARK CLO LTD.

CHINATRUST BANK (USA)

CITIBANK N.A.

CITICORP USA INC.

CITY NATIONAL BANK, N.A.

CLYDESDALE CLO 2004, LTD.

CLYDESDALE CLO 2005, LTD.

CLYDESDALE CLO 2006, LTD.

CLYDESDALE STRATEGIC CLO-I, LTD.

COLUMBUS PARK CDO LTD.

COLUMBUSNOVA CLO IV LTD. 2007-II

COLUMBUSNOVA CLO LTD. 2006-I

COLUMBUSNOVA CLO LTD. 2006-II

COLUMBUSNOVA CLO LTD. 2007-I

COMERICA BANK

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES

COMSTOCK FUNDING LTD

CONFLUENT 4 LIMITED

CONSECO LIFE INSURANCE COMPANY

CONSECO HEALTH INSURANCE COMPANY

CONSECO INSURANCE COMPANY

CORNERSTONE CLO LTD

CREDIT SUISSE LOAN FUNDING LLC

CREDIT SUISSE, CAYMAN ISLANDS BRANCH

DEL MAR CLO I, LTD.

DENALI CAPITAL CLO IV LTD

DENALI CAPITAL CLO V LTD

DENALI CAPITAL CLO VI LTD

DENALI CAPITAL CLO VII LTD.

DRYDEN IX SENIOR LOAN

DRYDEN VII LEVERAGED LOAN CDO

DRYDEN VIII-LEVERAGED LOAN CDO

DRYDEN XI LEVERAGE LOAN CDO 06

DRYDEN XVI - LEVERAGED LOAN CD

DRYDEN XVIII LEVERAGED LOAN 20

DUANE STREET CLO I LTD

DUANE STREET CLO II LTD

DUANE STREET CLO III LTD

DUANE STREET CLO IV, LTD.

DUANE STREET CLO V LTD

EAGLE CREEK CLO, LTD.

EAGLE LOAN TRUST

EAGLE MASTER FUND LTD.

EMERSON PLACE CLO, LTD

ERSTE BK DER OESTERREICHISCHEN

ERSTE GROUP BANK AG

ESSEX PARK CDO LTD.

E.SUN COMMERCIAL BANK, LTD., LOS ANGELES BRANCH

EXTRA YIELD $ LOAN FUND

EXTRAYIELD GLOBAL LOAN FUND

FALL CREEK CLO LTD

FARMERS BANK OF CHINA

FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND

FIDELITY CENTRAL INVESTMENT PORTFOLIOS LLC: FIDELITY FLOATING RATE CENTRAL INVESTMENT PORTFOLIO

FIFTH THIRD BANK

FIRST COMMERCIAL BANK, NEW YORK AGENCY

FIRST FINANCIAL BANK

FIRST TENNESSEE BANK

FLATIRON CLO 2007-1 LTD.

FLOATING RATE SENIOR LOAN FUNDING I LLC

FM LEVERAGED CAPITAL FUND II

FOUNDERS GROVE CLO, LTD.

FRANKLIN FLOATING RATE DAILY ACCESS FUND

FRANKLIN FLOATING RATE MASTER SERIES

FRANKLIN TEMPLETON LIMITED DURATION INCOME TRUST

FRANKLIN TEMPLETON SERIES II FUNDS-FRANKLIN FLOATING RATE II FUND

FRANKLIN TOTAL RETURN FUND

FREMONT CBNA LOAN FUNDING LLC

GALE FORCE 1 CLO, LTD.

GALE FORCE 3 CLO, LTD.

GALE FORCE 4 CLO, LTD.

GALE FORCE 2 CLO, LTD.

GE BUSINESS FINANCIAL SERVICES

GENERAL ELECTRIC CAPITAL CORPORATION

GENESIS CLO 2007-1 LTD.

GENESIS CLO 2007-2 LTD.

GOLDMAN SACHS CREDIT PARTNERS L.P.

GOVERNOR AND COMPANY OF THE BA

GRAND CENTRAL ASSET TRUST LBAM SERIES

GRAND HORN CLO LTD

GRANITE VENTURES I LTD

GRANITE VENTURES II LTD

GRANITE VENTURES III LTD

GRANT GROVE CLO, LTD.

GREENS CREEK FUNDING LTD.

GREYROCK CDO LTD.

GULF STREAM-COMPASS CLO 2005-I LTD

GULF STREAM-RASHINBAN CLO 2006-I LTD

GULF STREAM-COMPASS CLO 2007-I LTD

HAKONE FUND II LLC

HAMLET II, LTD.

HARCH CLO III LIMITED

HARLEYSVILLE NATIONAL BANK

HEWETT’S ISLAND CDO LTD

HEWETT’S ISLAND CLO II LTD

HEWETT’S ISLAND CLO III LTD

HEWETT’S ISLAND CLO IV, LTD.

HEWETT’S ISLAND CLO V

HEWETT’S ISLAND CLO VI LTD

HILLMARK FUNDING LTD.

HSBC BANK PLC

HSBC BANK USA, NATIONAL ASSOCIATION

HUA NAN COMMERCIAL BANK LTD., LOS ANGELES BRANCH

HUDSON STRAITS CLO 2004, LTD.

IKB CAPITAL CORPORATION

ING INTL II SR BK LNS EURO

ING INVESTMENT MGMT CLO II LTD

ING INVESTMENT MGMT CLO III LT

ING INVESTMENT MGMT CLO IV

ING INVESTMENT MGMT CLO V

ING INVESTMENT MGT CLO I

INWOOD PARK CDO LTD.

JACKSON NATIONAL LIFE INSURANCE COMPANY

JERSEY STREET CLO, LTD.

J.P. MORGAN WHITEFRIARS INC.

KEYBANK NATION ASSOCIATION

KEYSTONE NAZARETH BANK AND TRUST (a division of National Penn Bank)

KINGSLAND I, LTD.

KINGSLAND II, LTD.

KINGSLAND III, LTD.

KINGSLAND IV, LTD.

KINGSLAND V, LTD.

KKR DEBT INVESTORS II (2006)(I)

KKR FINANCIAL PARTNERS I LP

KKR FINANCIAL CLO 2005-1 LTD.

KKR FINANCIAL CLO 2005-2 COLLECTION

KKR FINANCIAL CLO 2006-1, LTD.

LAFAYETTE SQUARE CDO LTD.

LANDMARK III CDO LIMITED

LANDMARK IV CDO LIMITED

LANDMARK VI CDO LTD

LANDMARK VIII CLO LTD

LASALLE BANK NA

LATITUDE CLO III, LTD.

LCM I LIMITED PARTNERSHIP

LCM II LIMITED PARTNERSHIP

LCM III, LTD.

LCM IV, LTD.

LCM V LTD.

LCM VI, LTD.

LIBRA GLOBAL LIMITED

LIGHTPOINT CLO 2004-1

LIGHTPOINT CLO III, LTD.

LIGHTPOINT CLO IV, LTD.

LIGHTPOINT CLO V, LTD.

LIGHTPOINT CLO VIII, LTD.

LIME STREET CLO LTD

LIMEROCK CLO I

LMP CORPORATE LOAN FUND, INC.

LOAN FUNDING V LLC

LOAN FUNDING VI LLC

LOAN FUNDING XIII

LOOMIS SAYLES LEVERAGED SENIOR LOAN FUND LTD.

LOOMIS SAYLES SENIOR LOAN FUND, LLC

LOOMIS SAYLES SENIOR LOAN FUND II LLC

MAINSTAY FLOATING RATE FUND

MAINSTAY VP FLOATING RATE PORTFOLIO

MAPLEWOOD (CAYMAN) LTD.

MARKET SQUARE CLO LTD.

MARLBOROUGH STREET CLO, LTD.

MASSACHUSETTS MUTUAL LIFE INSURANCE

MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD. LOS ANGELES BRANCH

METLIFE BANK NATIONAL ASSOCIATION

MFS FLOATING RATE HIGH INCOME FUND (FRH)

MFS FLOATING RATE INCOME FUND

MIZUHO CORPORATE BANK, LTD.

MONUMENT PARK CDO LTD.

MOSELLE CLO S.A.

MOUNTAIN CAPITAL CLO III LTD

MOUNTAIN CAPITAL CLO V LTD.

MOUNTAIN CAPITAL CLO VI LTD.

MOUNTAIN VIEW CLO II LTD.

MOUNTAIN VIEW CLO III LTD.

MSIM PECONIC BAY, LTD.

NACM CLO I

NACM CLO II

NATIONAL AUSTRALIA BANK LTD

NATIONAL CITY BANK

NATIXIS

NATIXIS LOOMIS SAYLES SENIOR LOAN FUND

NATIXIS LOOMIS SAYLES SENIOR L

NAUTIQUE FUNDING LTD.

NAVIGARE FUNDING III CLO, LTD.

NEPTUNE FINANCE CCS, LTD.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NEW YORK LIFE INSURANCE COMPANY

THE NORINCHUKIN BANK, NEW YORK BRANCH

THE NORTHERN TRUST COMPANY

NYLIM FLATIRON CLO 2003-1 LTD.

NYLIM FLATIRON CLO 2004-1 LTD.

NYLIM FLATIRON CLO 2005-1 LTD.

NYLIM FLATIRON CLO 2006-1 LTD.

NYLIM INSTITUTIONAL FLAT RATE COLLECTIVE FUND

NYLIM INSTITUTIONAL FLOATING RATE FUND L.P.

OCTAGON INV PARTNERS X LTD

OCTAGON INV PARTNERS V

OCTAGON INV PARTNERS VI

OCTAGON INV PARTNERS VII

OCTAGON INVEST PARTNERS XI LTD

OCTAGON INVESTMENT PARTNERS VIII

OLYMPIC CLO I

OREGON PUBLIC EMPLOYEE RET

PEOPLE’S UNITED BANK (formerly known as People’s Bank)

POTENTIAL CLO I LTD

PREMIUM LOAN TRUST I, LTD.

PROSPECT PARK CDO LTD.

QVP CDO LTD

RAMPART CLO 2006-I LTD.

RAMPART CLO 2007 LTD

RAYMOND JAMES BANK, FSB

REGATTA FUNDING LTD

REGIONS BANK

RIVERSIDE PARK CLO, LTD.

ROSEDALE CLO II LTD.

ROSEDALE CLO LTD.

ROYAL BANK OF SCOTLAND PLC

SAGAMORE CLO LTD.

SAN GABRIEL CLO I LTD

SAN JOAQUIN COUNTY EMPLOYEES’ RETIREMENT ASSOCIATION

SARATOGA CLO I, LIMITED

SCHILLER PARK CLO LTD.

SCOTIABANC, INC.

SHASTA CLO I

SHINNECOCK 2006-1 CLO

SIERRA CLO II LTD

SILVER CREST CBNA LOAN FUNDING

SILVERADO CLO 2006-II LIMITED

STANFIELD ARNAGE CLO LTD.

STANFIELD AZURE CLO, LTD.

STANFIELD BRISTOL CLO, LTD.

STANFIELD DAYTONA CLO, LTD.

STANFIELD MCLAREN CLO, LTD.

STANFIELD MODENA CLO, LTD.

STANFIELD VANTAGE CLO, LTD.

STANFIELD VEYRON CLO, LTD.

STATE BANK OF INDIA, LOS ANGELES AGENCY

STONE TOWER CDO II LTD

STONE TOWER CLO III LTD

STONE TOWER CLO IV LTD

STONE TOWER CLO V LTD

STONE TOWER CLO VI LTD.

STONE TOWER CLO VII LTD.

STONEY LANE FUNDING I LTD.

SUMITOMO TRUST & BANKING CO., LTD., NEW YORK BRANCH

SUNTRUST BANK

TABERNA PREFERRED FUNDING VIII

TAIPEI FUBON COMMERCIAL BANK CO., LTD. LOS ANGELES BRANCH

TAIWAN COOPERATIVE BANK, LOS ANGELES BRANCH

TRIBECA PARK CLO LTD.

TRIMARAN CLO IV LTD

TRIMARAN CLO V LTD

TRIMARAN CLO VI LTD

TRIMARAN CLO VII LTD

UNION BANK, N.A.

UNION SQUARE CDO LTD.

UNITED OVERSEAS BANK LIMITED, NEW YORK AGENCY

US BANK NA

VEER CASH FLOW CLO, LTD

VENTURE II CDO 2002, LIMITED

VENTURE III CDO LIMITED

VENTURE IV CDO LIMITED

VENTURE IX CDO, LIMITED

VENTURE V CDO LIMITED

VENTURE VI CDO LIMITED

VENTURE VII CDO LIMITED

VENTURE VIII CDO, LIMITED

VINACASA CLO LTD

VISTA LEVERAGED INCOME FUND

WACHOVIA BANK, N.A.

WASATCH CLO LTD.

WASHINGTON NATIONAL INSURANCE COMPANY

WATERFRONT CLO 2007-1, LTD.

WAYZATA FUNDING LLC

WELLS FARGO BANK, NA

WHITEHORSE I, LTD.

WHITEHORSE III, LTD.

WHITEHORSE IV, LTD.

WHITEHORSE V, LTD.

WHITNEY CLO I LTD.

WILLOW FINANCIAL BANK

XL RE EUROPE LIMITED

SCHEDULE II

SUBSIDIARY GUARANTORS

Name of Subsidiary Guarantor	Jurisdiction of Formation
CB HoldCo, Inc.	Delaware
CB Richard Ellis Investors, Inc.	California
CB Richard Ellis Investors, L.L.C.	Delaware
CB Richard Ellis, Inc.	Delaware
CB/TCC Holdings LLC	Delaware
CB/TCC, LLC	Delaware
CB/TCC Global Holdings Limited	United Kingdom
CBRE Capital Markets, Inc.	Texas
CBRE Capital Markets of Texas, LP	Texas
CBRE Technical Services, LLC	Delaware
CBRE/LJM Mortgage Company, L.L.C.	Delaware
CBRE/LJM-Nevada, Inc.	Nevada
HoldPar A	Delaware
HoldPar B	Delaware
Insignia/ESG Capital Corporation	Delaware
TC Houston, Inc.	Delaware
TCCT Real Estate, Inc.	Delaware
TCDFW, Inc.	Delaware
The Polacheck Company, Inc.	Wisconsin
Trammell Crow Company	Delaware
Trammell Crow Development & Investment, Inc.	Delaware
Trammell Crow Services, Inc.	Delaware
Vincent F. Martin, Jr., Inc.	California
Westmark Real Estate Acquisition Partnership, L.P.	Delaware

SCHEDULE III

DELAWARE FINANCING STATEMENTS

The following financing statements on form UCC-1, naming the person listed below as debtor and the Collateral Agent as secured party for the benefit of the Lenders, to be filed in the offices listed opposite the name of such party:

Debtor	Filing Office
CB Richard Ellis Services, Inc.	Office of the Secretary of State of Delaware

CB Richard Ellis Group, Inc.	Office of the Secretary of State of Delaware

CB Richard Ellis, Inc.	Office of the Secretary of State of Delaware

Insignia/ESG Capital Corporation	Office of the Secretary of State of Delaware

Westmark Real Estate Acquisition Partnership, L.P.	Office of the Secretary of State of Delaware

HoldPar A	Office of the Secretary of State of Delaware

HoldPar B	Office of the Secretary of State of Delaware

CBRE/LJM Mortgage Company, L.L.C.	Office of the Secretary of State of Delaware

CB/TCC Holdings LLC	Office of the Secretary of State of Delaware

CB/TCC, LLC	Office of the Secretary of State of Delaware

CBRE Technical Services, LLC	Office of the Secretary of State of Delaware

CB Holdco, Inc.	Office of the Secretary of State of Delaware

Exhibit J-3 to the Second Amended

and Restated Credit Agreement

24 March 2009

Credit Suisse, as Administrative Agent, Collateral Agent and Issuing Bank Eleven Madison Avenue New York, NY 10010 And each of the Lenders party to the Restated Credit Agreement referred to below	ABN 47 702 595 758

Level 31

Riverside Centre

123 Eagle Street

Brisbane QLD 4000

Australia

T +61 7 3334 3000

F +61 7 3334 3444

Correspondence

PO Box 7082

Riverside Centre

Brisbane QLD 4001

Australia

DX 210 Brisbane

CB Richard Ellis Pty Ltd – Second Amended and Restated Credit Agreement – Legal Opinion	www.aar.com.au

We have acted as Australian counsel to CB Richard Ellis Pty Ltd, an Australian company, (the “Australian Borrower”), in connection with:

(a)	the Second Amended and Restated Credit Agreement, dated as of March 24, 2009 (the “Restated Credit Agreement”), among CB Richard Ellis Services, Inc., CB Richard Ellis Group, Inc., certain subsidiaries of CB Richard Ellis Services, Inc., (of which the Australian Borrower is one), the lenders parties thereto (the “Lenders”) and Credit Suisse, as administrative agent and collateral agent for the Lenders (in such capacity, the “Agent”); and

(b)	the Amended and Restated Guarantee and Pledge Agreement dated as of March 24, 2009 (the “Restated Guarantee and Pledge Agreement”) among CB Richard Ellis Services Inc., CB Richard Ellis Group Inc., certain subsidiaries of CB Richard Ellis Services Inc. (of which the Australian Borrower is one) and the Agent,

(the Restated Credit Agreement and Restated Guarantee and Pledge Agreement together called the “Loan Documents”).

The opinions expressed below are furnished to you pursuant to subsection 4.02(a) of the Restated Credit Agreement. Unless otherwise defined herein, terms defined in the Restated Credit Agreement and used herein shall have the meanings given to them in the Restated Credit Agreement.

A. Documents

In arriving at tine opinions expressed below, we have examined the following documents:

(a)	the unexecuted copy of the final execution version of the Restated Credit Agreement (sent to us by email from Simpson Thacher Bartlett LLP on 24 March 2009);

(b)	the unexecuted copy of the final execution version of the Restated Guarantee and Pledge Agreement (sent to us by email from Simpson Thacher Bartlett LLP on 24 March 2009);

Bangkok Beijing Beijing IP Brisbane Hanoi Ho Chi Minh City Hong Kong Jakarta Melbourne Perth Phnom Penh Port Moresby Shanghai Singapore Sydney

Our Ref ASTB:406155283

sgmb A0112129271v4 406155283     24.03.2009

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(c)	original execution pages of the Restated Credit Agreement and Restated Guarantee and Pledge Agreement signed by the Australian Borrower; and

(d)	a photocopy of a certificate signed by a secretary of the Australian Borrower attaching the following:

(i)	the certificate of registration of the Australian Borrower;

(ii)	the constitution of the Australian Borrower; and

(iii)	resolutions of the Board of Directors of the Australian Borrower authorizing entry into the Loan Documents.

B. Assumptions

In rendering the opinions expressed below, we have assumed, with your permission, without independent investigation or inquiry:

(a)	the authenticity of all documents submitted to us as originals;

(b)	the genuineness of all signatures on all documents that we examined;

(c)	the conformity to authentic originals of documents submitted to us as certified, conformed or photostatic copies;

(d)	all documents are within the capacity and powers of, and have been validly authorized, executed and delivered by and are binding on, the parties to them other than the Australian Borrower;

(e)	insofar as any obligation under the Loan Documents is to be performed in any jurisdiction other than Australia, its performance will not be illegal or unenforceable under the law of that jurisdiction;

(f)	the Loan Documents constitute, or will on execution constitute, legal, valid and binding obligations of the Australian Borrower under the laws of New York enforceable in competent courts of that jurisdiction;

(g)	where a document has been submitted to us in draft form it will be executed in the form of that draft;

(h)	formalities for execution required by the law of the place of execution (other than Australia) of the Loan Documents have been or will be complied with;

(i)	the Loan Documents will be duly stamped in each jurisdiction other than Australia where stamp duty is payable;

(j)	none of the Collateral (as defined in the Restated Guarantee and Pledge Agreement) is located, or deemed to be located, in Australia; and

(k)	the Commissioner of Taxation of Australia will not give any direction under section 255 of the Income Tax Assessment Act 1936(Cth) or the Income Tax Assessment Act 1997 (Cth) (collectively the Tax Act) or section 260-5 of Schedule 1 to the Taxation Administration Act 1953 (Cth) (the Tax Administration Act) or any similar provision requiring the Australian Borrower to deduct from any payment to any other party to a Loan Document any amount in respect of Australian tax payable by that other party.

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C. Qualifications

Our opinion is subject to the following qualifications:

(a)	Our opinion that an obligation or document is enforceable means that the obligation or document is of a type and form which courts in Australia enforce. It does not mean that the obligation or document can necessarily be enforced in accordance with its terms in all circumstances. In particular:

(i)	equitable remedies, such as injunction and specific performance, are discretionary; and

(ii)	the enforceability of an obligation, document or security may be affected by statutes of limitation, by estoppel, waiver and similar principles, by the doctrine of frustration, by laws concerning insolvency, bankruptcy, liquidation, administration, enforcement of securities or reorganization, or by other laws generally affecting creditors’ or counterparties’ rights or duties.

(b)	We have relied on a search of public records of the Australian Securities and Investments Commission on 17 March 2009. We note that records disclosed by such search may not be complete or up to date.

(c)	We have relied on the assumptions specified in s129 of the Corporations Act 2001 and note that you may do so unless you knew or suspected that the assumption was incorrect.

(d)	Any provision that certain calculations, determinations or certificates will be conclusive and binding will not apply under Queensland law (where they will be deemed to be prima facie evidence only), nor generally if those calculations, determinations or certificates are fraudulent or manifestly inaccurate.

(e)	Any clause providing for severability may not be enforceable in accordance with its terms, as a court may reserve to itself a decision as to whether any provision is severable.

(f)	The obligation of a party under the Loan Documents to pay interest on overdue amounts at a rate higher than the rate applying before the amount fell due may be held to constitute a penalty and be unenforceable.

(g)	We express no opinion on any provision in any document requiring written amendments and waivers insofar as it suggests that oral or other modifications, amendments or waivers could not be effectively agreed on or granted between or by the parties.

(h)	The courts might not give full effect to an indemnity for legal costs or for penalties or taxes.

(i)	We express no opinion as to any security over property situated outside Australia.

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(j)	A judgment by an Australian court may be given in some cases only in Australian dollars.

(k)	Purported waivers of statutory rights or agreements not to sue or agreements to agree or negotiate or consult may not be enforceable.

(l)	Our opinion in paragraph 4 of Part D below is subject to the qualification that where:

(i)	a Lender is a non-resident of Australia for the purposes of the Tax Act who derives any interest under the Loan Documents in carrying on business in Australia at or through a permanent establishment of the non-resident in Australia; and

(ii)	the loans made by that Lender under the Loan Documents are not made in the ordinary course of the business of providing business or consumer finance by a person who carries on that business,

then the Australian Borrower must either:

(A)	ensure that the tax file number or an Australian Business Number has been quoted, or has been taken to be quoted, to it by the Lender under the Tax Act or Tax Administration Act; or

(B)	deduct Australian tax in respect of the interest at the rate of 46.5%.

D. Opinion

Based upon and subject to the foregoing, we are of the opinion that:

1.	The Australian Borrower is:

(a)	validly incorporated in Australia;

(b)	has the power and authority to execute and deliver the Loan Documents and to borrow and perform its obligations thereunder; and

(c)	has duly authorized, executed and delivered the Loan Documents.

2.	The execution and delivery by the Australian Borrower of the Loan Documents and performance of its obligations thereunder will not result in any violation of:

(a)	the constitution of the Australian Borrower; or

(b)	any Australian law or any rule or regulation or any order issued by any court or governmental agency or body.

3.	No consent approval, authorization, order, filing, registration or qualification of or with any Australian governmental agency or body is required for the execution and delivery by the Australian Borrower of the Loan Documents.

4.	All payments made under the Loan Documents by the Australian Borrower to Lenders which are non-residents of Australia will be made free and clear of any tax, duty, withholding or deduction imposed by Australia or any political subdivision or taxing authority thereof or therein subject to the exception that payments of interest, or amounts in the nature of interest, by the Australian Borrower to Lenders which are non-residents of Australia will be subject to Australian interest withholding tax (currently at the rate of 10%) of the gross amount of the interest payment unless:

(a)	the non-resident Lender is a financial institution that is entitled to the exemption from Australian interest withholding tax under the terms of:

(i)	the Convention between the Government of Australia and the Government of the United Kingdom for the avoidance of double taxation and the prevention of fiscal evasion with respect to taxes on income and on capital gains; or

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(ii)	the Convention between the Government of Australia and the Government of the United States of America for the avoidance of double taxation and the prevention of fiscal evasion with respect to taxes on income; or

(iii)	the Convention between the Government of Australia and the Government of Japan for the avoidance of double taxation and the prevention of fiscal evasion with respect to taxes on income; or

(b)	the interest is derived by the non-resident Lender in carrying on business in Australia at or through a permanent establishment of that non-resident in Australia (in which case that interest may be liable to income tax in Australia).

No stamp or other taxes or duties are payable in Australia upon the execution, performance or enforcement of the Loan Documents.

5.	With respect to the execution, delivery and performance of the Loan Documents, the Australian Borrower is subject to private commercial law and to suit, and neither it nor its properties have any immunity from the jurisdiction of any court or any legal process that may be brought in the courts of Australia (whether through service of notice, attachment prior to notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise).

6.	It is not necessary to ensure the legality, validity, enforceability or admissibility into evidence in Australia of the Loan Documents that such agreements be filed, recorded or enrolled with any Governmental Authority in Australia.

7.	The Loan Documents are in proper legal form for enforcement in the courts of Australia, and in a legal action in such courts, such courts (a) would recognize and give effect to the provisions of the Loan Documents that they be governed by the laws of the State of New York and (b) would accordingly apply New York law with respect to the Loan Documents. Such courts would also award a judgment in Dollars.

8.	It is not necessary under the laws of Australia (a) to enable any Agent or any Lender to enforce its rights under the Loan Documents (b) by reason of such enforcement that any Agent or any Lender be licensed, qualified or entitled to carry on business in Australia.

9.	The submission by the Australian Borrower for itself and its properties to the non-exclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, the agreement to suit therein, the waiver of objection to the venue thereof and the designation of an agent for service of process in New York City are valid and binding upon the Australian Borrower.

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10.	A final conclusive judgment or award for the payment of a fixed sum of money rendered by the courts of the State of New York or the United States of America in an action arising out of the Loan Documents would be recognized and enforced in the courts of Australia, without any retrial or reexamination of the merits of the original action unless:

(a)	the proceedings involved a denial of the principles of natural justice;

(b)	the judgment is contrary to the public policy of Australia;

(c)	the judgment was obtained by fraud or duress;

(d)	the judgment is a penal judgment or a judgment in respect of payment of taxes; or

(e)	there has been a prior judgment in another court between the same parties concerning the same issues as are dealt with in the relevant judgment.

11.	No Lender or Agent is or will be deemed to be resident or domiciled in Australia, or subject to taxation in Australia other than withholding tax as described in paragraph 4 above, solely by the reason of the execution, delivery or performance of the Loan Documents.

12.	We are authorized to practice law in Australia.

13.	We express no opinion as to the laws of any jurisdiction other than the laws of Australia.

E. Limitation of Liability

Our liability in relation to this opinion is limited. This opinion is addressed to you for your sole benefit. It is not to be relied on by any other person or for any other purpose. It is not to be quoted or referred to in any public document or filed with or disclosed to any person or entity other than:

(a)	to the extent required by law or an official directive;

(b)	in connection with any litigation or other proceeding relating to the Loan Documents and the transactions contemplated thereby or this opinion; or

(c)	with our consent, which we will not withhold unreasonably.

Limitation of Liability

(a)	Amount

To the extent permitted by law, our liability for all claims directly or indirectly connected with the matter the subject of this opinion (whether in negligence or otherwise and whether to you or any other person) is limited to A$50,000,000 in total to all persons.

(b)	Contribution to loss

To the extent permitted by law, if we are liable to pay damages to you and if you or any other person (including other advisers to you) have contributed to the loss you suffered, the damages payable by us will be reduced to the amount which would ultimately be payable by us if:

•	the damages payable by us were reduced by the amount that they would be if legislation providing for apportionment of damages in the case of contributory negligence applied to your claim;

•	you had not agreed to exempt or limit the liability of any person; and

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•	you joined every person who was liable to pay you damages in respect of your loss, we obtained an order for contribution against each of them and they paid you the full amount of their contribution.

For the purpose of this section “you” includes any person to whom we are liable to pay damages and “damages” includes any similar liability (such as an obligation to pay compensation).

Yours faithfully

/s/ Allens Arthur Robinson
Allens Arthur Robinson

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1300-1969 Upper Water Street
Purdy’s Wharf Tower II
Post Office Box 730
Halifax, Nova Scotia
Canada B3J 2V1
Tel 902.425.6500 | Fax 902.425.6350

Our File: PT-1138

March 24, 2009

Credit Suisse, as Administrative Agent, Collateral Agent and Issuing Bank

Eleven Madison Avenue

New York, NY 10010

And each of the Lenders party to the

Second Amended and Restated Credit Agreement referred to below

Ladies and Gentlemen:

CB Richard Ellis Limited et al and Credit Suisse Financing

We have acted as special New Brunswick counsel to CB Richard Ellis Limited, a New Brunswick corporation, (the “Canadian Borrower”), in connection with the Second Amended and Restated Credit Agreement, dated as of March 24, 2009 (the “Restated Credit Agreement”), among CB Richard Ellis Services, Inc., a Delaware corporation, CB Richard Ellis Limited, a limited company organized under the laws of England and Wales, the Canadian Borrower, CB Richard Ellis Pty Ltd, a company organized under the laws of Australia and registered in New South Wales, CB Richard Ellis Limited, a company organized under the laws of New Zealand, CB Richard Ellis Group, Inc., a Delaware corporation, the Lenders referred to therein, and Credit Suisse, as administrative agent and as collateral agent (the “Agent”) for the Lenders.

The opinions expressed below are furnished to you pursuant to subsection 4.02(a) of the Restated Credit Agreement. Unless otherwise defined herein, terms defined in the Restated Credit Agreement and used herein shall have the meanings given to them in the Restated Credit Agreement.

Documents Examined

In arriving at the opinions expressed below, we have examined a copy of the following:

(a)	the Restated Credit Agreement; and

(b)	the Amended and Restated Guarantee and Pledge Agreement dated as of March 24, 2009 (the “Restated Guarantee and Pledge Agreement”) among CB Richard Ellis Services, Inc., CB Richard Ellis Group, Inc., certain subsidiaries of CB Richard Ellis Services, Inc. (of which the Canadian Borrower is one) and the Agent,

New Brunswick    Newfoundland & Labrador    Nova Scotia    Prince Edward Island    mcinnescooper.com

MClNNES COOPER	Page 2 PT-1138 March 24, 2009

(the Restated Credit Agreement and Restated Guarantee and Pledge Agreement together called the “Loan Documents”).

In addition, we have made such investigations and examined and relied upon originals or copies, certified or otherwise identified to our satisfaction, of such certificates of public officials and of such other certificates, documents and records and have considered such matters of law as we have considered necessary or relevant as a basis for providing the opinions expressed below, including:

(a)	the Articles of Continuance and By-laws and other corporate records in the minute book of the Canadian Borrower as amended from time to time;

(b)	an officer’s certificate duly executed by Camille McKee, Vice President of the Canadian Borrower, including inter alia a resolution of the directors of the Canadian Borrower passed on March 20, 2009 authorizing the execution and delivery of the Loan Documents; and

(c)	the certificates referred to in Schedule “A” attached hereto.

Assumptions

In rendering the opinions expressed below, we have assumed, with your permission, without independent investigation or inquiry, the following:

(a)	the authenticity of all documents submitted to us as originals;

(b)	the genuineness of all signatures on all documents that we examined;

(c)	the conformity to authentic originals of documents submitted to us as certified, conformed or photostatic copies;

(d)	the legal capacity of individuals signing any documents (and we have no reason to believe otherwise);

(e)	that the copy of the minute book of the Canadian Borrower in our possession including the resolutions of the directors and shareholders, registers of shareholders, directors, and officers and records of share transfers is a true, accurate and complete copy of the original minute book of the Canadian Borrower which is accurate, complete and up to date (and we have no reason to believe otherwise);

(f)	each of the Loan Documents are legal, valid, binding and enforceable under the laws of the State of New York;

(g)	the accuracy of the information in the certificates and letters referred to in Schedule “A” attached hereto and that such information continues to be accurate as of the date of this opinion as if issued on that date;

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MClNNES COOPER	Page 3 PT-1138 March 24, 2009

(h)	the accuracy of the indices and filing systems maintained at the public offices where we have searched or inquired or have caused searches or inquiries to be conducted, as the case may be;

(i)	that each of the parties to the Loan Documents other than the Canadian Borrower has been duly incorporated or otherwise formed, as the case may be, under the laws of the jurisdiction of its incorporation or formation;

(j)	that each of the Loan Documents has been duly authorized, executed and delivered by each of the parties thereto other than the Canadian Borrower, and is a legal, valid and binding obligation of each such party, enforceable against it in accordance with its terms; and

(k)	that each of the Loan Documents has been physically delivered by each of the parties thereto to the other parties thereto or their agents and has been properly delivered under all relevant laws other than the Applicable Laws and has not been delivered subject to any condition or escrow which has not been satisfied.

Applicable Laws

The opinions expressed herein relate only to the laws of the Province of New Brunswick and the federal laws of Canada applicable therein at the date hereof, and no opinions are expressed with respect to the laws of any other jurisdiction.

Opinions

Based upon and subject to the foregoing, we are of the opinion that:

1.	The Canadian Borrower (a) is validly existing and in good standing as a corporation under the laws of New Brunswick, (b) has the power and authority to execute and deliver each of the Loan Documents and to borrow and perform its obligations thereunder and (c) has duly authorized, executed and delivered each of the Loan Documents.

2.	The execution and delivery by the Canadian Borrower of the Loan Documents and performance of its obligations thereunder will not result in any violation of (a) the articles of continuance or by-laws of the Canadian Borrower or (b) any New Brunswick law or any rule or regulation or, to our knowledge, any order issued by any court or governmental agency or body.

3.	No consent, approval, authorization, order, filing, registration or qualification of or with any New Brunswick governmental agency or body is required for the execution and delivery by the Canadian Borrower of the Loan Documents or the performance by the Canadian Borrower of its obligations under the Loan Documents.

4.	To our knowledge, there is no action, suit or proceeding now pending or threatened before or by any court, arbitrator or governmental agency, body or official, to which the Canadian Borrower is a party or to which the business, assets or property of the Canadian Borrower is subject which could reasonably be expected to have a Material Adverse Effect.

5.	No stamp, registration, documentary, recording, filing privilege or other similar tax, duty or fee is payable under the laws of New Brunswick, or the federal laws of Canada

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MClNNES COOPER	Page 4 PT-1138 March 24, 2009

applicable therein, in connection with the execution and delivery of the Loan Documents. Payments made under the Loan Documents by the Canadian Borrower to Lenders which are non-residents of Canada may be subject to a withholding tax imposed by Canada; provided however that if the loan to the Canadian Borrower is made by a Canadian branch (“Canadian Branch”) of a bank created under the laws of the United States of America, which Canadian Branch constitutes a permanent establishment as that term is defined in section 5 of Article XI of the Convention Between Canada and the United States of America with respect to Taxes on income and on Capital (1980), as amended (the “Canada-US Treaty”), the Canada-US Treaty provides that there will be no withholding tax on such payments to the Canadian Branch.

6.	With respect to the execution, delivery and performance of the Loan Documents, the Canadian Borrower is subject to private commercial law and to suit, and does not have the benefit of any right of immunity, whether sovereign immunity or otherwise, from any action, suit, proceeding, execution or set-off in respect of its obligations under the Loan Documents,

7.	It is not necessary to ensure the legality, validity, enforceability or admissibility into evidence in New Brunswick of the Loan Documents that such agreement be filed, recorded or enrolled with any Governmental Authority, or that it be stamped with any stamp, registration or similar transaction tax.

8.	Each of the Loan Documents is in proper legal form for enforcement in the courts of New Brunswick, and in a legal action in such courts, such courts (a) would recognize and give effect to the provisions of the Loan Documents that they be governed by the laws of the State of New York and (b) would accordingly apply New York law with respect to the each of the Loan Documents, subject to the qualifications set out below in opinion 11.

9.	It is not necessary under the laws of New Brunswick (a) to enable any Agent or any Lender to enforce its rights under either Loan Document, or (b) by reason of such enforcement that any Agent or any Lender be licensed, qualified or entitled to carry on business in New Brunswick.

10.	The submission by the Canadian Borrower for itself and its properties to the non-exclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, the agreement to suit therein, the waiver of objection to the venue thereof and the designation of an agent for service of process in New York City as may be set out in the Loan Documents would be recognized and given effect by the courts of the Province of New Brunswick as a valid submission to the jurisdiction of such courts, provided that the provisions of the Loan Documents respecting service of process on the Canadian Borrower are duly complied with.

11.

The choice of the laws of the State of New York as the governing law of each of the Loan Documents will be upheld as a valid choice of law by the courts of New Brunswick provided such choice of law is bona fide (in the sense that it was not made with a view to avoiding the consequences of the laws of any other jurisdiction) and provided that such choice of law is not contrary to public policy as such term is understood under the laws of the Province of New Brunswick. In any proceedings brought before a court of competent jurisdiction in New Brunswick for the enforcement of such Loan Documents, the laws of the State of New York would, to the extent that such laws are specifically pleaded and proved by expert evidence, be recognized and applied by such court, in accordance with the choice of laws of the State of New York as the governing law of the

4833034.2

MClNNES COOPER	Page 5 PT-1138 March 24, 2009

Loan Documents, to all issues that under the conflict of law rules of New Brunswick are to be determined in accordance with the proper or governing law of a contract except that such court: (i) will apply the laws of New Brunswick and not New York laws as they relate to procedural matters; (ii) may reserve to itself an inherent power to decline to hear such an action if it is not the proper forum to hear such action or if concurrent proceedings are being brought elsewhere; and (iii) will not apply those laws of New York which such court characterizes as being of a revenue, expropriatory, penal or public law nature and those laws the application of which would be inconsistent with public policy as such terms are interpreted by the courts of New Brunswick.

12.	If an action or proceeding were brought in a New Brunswick court to enforce the Loan Documents and the court were to apply the laws of New Brunswick or the federal laws of Canada applicable therein to govern and interpret the Loan Documents (either because the court finds that New Brunswick law is the proper law of the contract contrary to the express provisions of the Loan Documents which stipulate that they will be governed and interpreted by the laws of the State of New York, or because such laws are not proven to the court in such action), the Loan Documents would constitute a legal, valid and binding obligation of Canadian Borrower, enforceable against it in accordance with its terms.

13.	The laws of the Province of New Brunswick permit an action to be brought in a court of competent jurisdiction in New Brunswick on any final and conclusive judgment in personam against the Canadian Borrower in respect of the Loan Documents made by a court in the State of New York, which is not impeachable as void or voidable under the internal laws of New York, for a sum certain if (i) the court rendering such judgment had jurisdiction over the judgment debtor as recognized by the courts of New Brunswick; (ii) the judgment debtor was duly served with the process of such court of the State of New York or, if not duly served, appeared before such court of the State of New York; (iii) such judgment was not obtained by fraud or in a manner contrary to natural justice; (iv) such judgment is not for a payment of a penalty or a sum of money due under foreign revenue laws; (v) such judgment is a subsisting judgment and has not been satisfied; (vi) such judgment is not in respect of a cause of action that, for reasons of public policy, as such term is understood under the laws of New Brunswick, or for some similar reasons, would not have been entertained by the courts of New Brunswick; and (vii) there has been compliance with the Limitation of Actions Act (New Brunswick), which provides that an action to enforce a foreign judgment must be commenced within six (6) years of the date of the foreign judgment.

14.	No Lender or Agent not incorporated under the federal laws of Canada or the laws of any province of Canada is or will be deemed to be resident or domiciled, or subject to taxation, in New Brunswick solely by the reason of the execution, delivery or performance of the Loan Documents.

Qualifications

Our opinions herein are subject to the following qualifications, limitations and restrictions:

(a)	the enforceability of the Loan Documents is subject to bankruptcy, insolvency, reorganization, arrangement, winding-up, moratorium or other similar laws affecting the enforceability of creditors’ rights generally;

4833034.2

MClNNES COOPER	Page 6 PT-1138 March 24, 2009

(b)	the enforceability of the Loan Documents is subject to general equitable principles, including the fact that the availability of equitable remedies, such as specific performance and injunctive relief, is in the discretion of a court of competent jurisdiction;

(c)	“to our knowledge” means the actual knowledge of Peter J. Sullivan, Deborah L. Patterson and Steven D. Christie, lawyers of our firm who had involvement in certain of the transactions contemplated by the Loan Documents, such knowledge being based on the conscious awareness of facts or other information and learned during the course of representing the Canadian Borrower and without making any investigations other than as specified herein;

(d)	the enforceability of the Loan Documents is subject to the qualifications that:

(i)	notwithstanding any provision of the Loan Documents, the Agent may be required to give a reasonable time to pay following a demand for payment prior to taking any action to enforce any right of repayment or before exercising any right or remedy expressed to be exercisable under the Loan Documents;

(ii)	the enforceabiiity of any provision of the Loan Documents that purports to sever from the respective Loan Document any provision that is prohibited or unenforceable under applicable law without affecting the enforceability of the remainder of the respective Loan Document would be determined only in the discretion of a court;

(iii)	the costs of and incidental to any proceedings taken in a court are in the discretion of the court, and the court has the power to determine by whom and to what extent such costs should be paid;

(iv)	any certificate or determination provided under any provision of the Loan Documents may be subject to challenge in a court on the grounds of fraud, collusion, mistake on the face of the certificate or mistake on the basis that the certificate differed in a material respect from the certificate contemplated in such provision; and

(v)	the enforceability of the Loan Documents is subject to Nova Scotia Law on limitations of actions, and we express no opinion whether a court might find any provision in the Loan Documents to be unenforceable as an attempt to vary or exclude a limitation period under Nova Scotia Law;

(e)	we express no opinion as to:

(i)	the enforceability of the Loan Documents in respect of any obligation which is determined by a court of competent jurisdiction to constitute a penalty. In particular, but without limiting the generality of the foregoing, we note that any obligation to pay interest after a default or on overdue amounts at a rate in excess of the rate, if any, payable on such amounts before a default or before they become overdue may be determined to be a penalty or otherwise be unenforceable;

(ii)	the enforceability of any provision of the Loan Documents pursuant to which the Canadian Borrower purports to waive generally defenses which might be available to it or which might discharge its liability under the Loan Documents;

4833034.2

MCINNES COOPER	Page 7 PT-1138 March 24, 2009

(iii)	notwithstanding any provision of the Loan Documents respecting the jurisdiction of any court, a court in its discretion may decline jurisdiction on the basis of forum non conveniens;

(iv)	we express no opinion herein as to the effectiveness of any provision of the Loan Documents purporting to excuse any party from any duty or liability or purporting to waive the application of any law or rule of law;

(v)	a receiver, manager or receiver-manager appointed pursuant to the Loan Documents may, for certain purposes, be treated as agent for the Agent and not solely as agent for the Canadian Borrower notwithstanding any provision in the Loan Documents to the contrary

This opinion is given as of the date set forth above and relates to matters of fact and law as of such date only.

The opinions expressed herein may be relied upon only by the addressees for the purpose of the transactions to which the Loan Documents relates. It may not be relied upon by any other person or for any other purpose, nor may it be quoted in whole or in part or otherwise referred to, without our prior written consent, provided that we hereby consent to reliance by a permitted assign of a Lender’s interest in the Loan Documents if such assign becomes a Lender within 30 days of the date hereof.

Yours very truly,

/s/ McInnes Cooper
McInnes Cooper

4833034.2

MClNNES COOPER	Page 8 PT-1138 March 24, 2009

SCHEDULE “A”

Certificates and Letters

In providing the foregoing opinions, we have obtained and relied upon the following certificates and letters, copies of which have been delivered to you today:

(a)	a certificate with respect to the Canadian Borrower issued by the Director pursuant to the Business Corporations Act for the Province of New Brunswick on March 19, 2009, certifying that it was continued under the laws of the Province of New Brunswick, and that its registration is in full force and effect;

(b)	a certificate issued by the office of the Superintendent of Bankruptcy at Hull, Quebec, dated March 19, 2009, for filings and registrations under the Bankruptcy and Insolvency Act (Canada), certifying that there were no facts nor any reference to filings against the Canadian Borrower from 1978 to March 16, 2009.

4833034.2

24 March 2009	FROM:	Derek Parker
Credit Suisse, as Administrative Agent, Collateral Agent and Issuing Bank Eleven Madison Avenue New York, NY 10010	DIRECT;	+64 9 357 9695
	MOBILE:	+64 27 507 7376
	FAX:	+64 9 357 9099
	EMAIL:	derek.parker@chapmantripp.com
	REF:	092489569/1334830.1

And each of the Lenders party to the Amended and Restated Credit Agreement referred to below

CB RICHARD ELLIS LIMITED

We have acted as New Zealand counsel to CB Richard Ellis Limited, a New Zealand company (the New Zealand Borrower), in connection with:

(a)	the Second Amended and Restated Credit Agreement, dated as of March 24, 2009 (the Amended Agreement), among CB Richard Ellis Services, Inc. (the Borrower), CB Richard Ellis Group, Inc., certain subsidiaries of the Borrower, (of which the New Zealand Borrower is one) (the Obligors), the lenders parties thereto (the Lenders) and Credit Suisse, as administrative agent and collateral agent for the Lenders (in such capacity, the Agent), relating to an Amended and Restated Credit Agreement, dated as of December 20, 2006, among the Obligors, the Lenders and the Agent; and

(b)	the Amended and Restated Guarantee and Pledge Agreement, dated as of March 24, 2009 (the Amended Guarantee), among the Borrower, CB Richard Ellis Group, Inc., certain subsidiaries of the Borrower (of which the New Zealand Borrower is one) and the Agent, relating to a Guarantee and Pledge Agreement dated as of June 26, 2006, among the same parties,

(the Amended Agreement and the Amended Guarantee, together called the Documents).

The opinions expressed below are furnished to you pursuant to subsection 4.02(a) of the Amended Agreement. Unless otherwise defined herein, terms defined in the Amended Agreement and used herein shall have the meanings given to them in the Amended Agreement.

A.	Documents and Enquiries

In arriving at the opinions expressed below, we have examined the following:

(a)	an execution copy of the Amended Agreement (sent to us by email by Simpson Thatcher & Bartlett LLP on 24 March, 2009) and electronically transmitted copies of the execution page signed by the New Zealand Borrower;

Chapman Tripp T:+64 9 357 9000 F:+64 9 357 9099	23 Albert Street PO Box 2206. Auckland ll40 New Zealand	www.chapmantripp.com Auckland, Wellington, Christchurch

(b)	an execution copy of the Amended Guarantee (sent to us by email by Simpson Thatcher & Bartlett LLP on 24 March, 2009) and electronically transmitted copies of the execution page signed by the New Zealand Borrower;

(c)	an electronically transmitted copy of a certificate signed by two directors of the New Zealand Borrower attaching the following:

(i)	the certificate of incorporation of the New Zealand Borrower;

(ii)	the certificate of good standing of the New Zealand Borrower;

(iii)	the constitution of the New Zealand Borrower; and

(iv)	resolutions of the Board of Directors of the New Zealand Borrower authorising entry into the Amended Agreement and the Amended Guarantee;

(d)	an online search of the New Zealand Borrower’s public records on the register of companies maintained by the New Zealand Registrar of Companies (the New Zealand Register) on 24 March, 2009;

(e)	the records of a search of the miscellaneous register at the High Court in Auckland (this being the office of the High Court at which a statement of claim for the liquidation of the New Zealand Borrower would be required to be filed under the High Court Rules) for details of any liquidation proceedings, on 23 March, 2009; and

(f)	an electronically transmitted copy of a certificate of one of the New Zealand Borrower’s directors addressed to Chapman Tripp dated 24 March, 2009 (a copy of which is enclosed).

B.	Assumptions

In rendering the opinions expressed below, we have assumed, with your permission, without independent investigation or inquiry:

(a)	the authenticity of all documents submitted to us as originals;

(b)	the genuineness of all signatures on all documents that we examined;

(c)	the conformity to authentic originals of documents submitted to us as certified, conformed or photostatic copies;

(d)	all statements of fact made in each director’s certificate referred to above is and remains true, complete and accurate in all respects;

(e)	in the case of the New Zealand Borrower:

092489569/1334830.1	2

(i)	in determining that it enter into the transactions contemplated by the Documents, its directors have acted for a proper purpose as stated in the director’s certificate; and

(ii)	its entry into the transactions contemplated by the Documents is in its best interests and/or the best interests of its holding company as stated in the director’s certificate;

(f)	in the case of each party to the Documents (other than the New Zealand Borrower), that:

(i)	it exists as a separate legal entity with the capacity, power and authority to enter into, and to exercise its rights and to perform its obligations under, the Documents;

(ii)	it has duly executed the Documents to which it is party, after the taking of all necessary corporate and other action; and

(iii)	in executing the Documents to which it is party, it is or will be complying with all laws applicable to it;

(g)	no receiver, liquidator or voluntary administrator has been appointed to the New Zealand Borrower, and the New Zealand Borrower has not been made subject to statutory management (and these assumptions are not contradicted by our search of the New Zealand Register and High Court Register);

(h)	that the obligations of the parties under each of the Documents are valid, binding and enforceable under the laws of the state of New York; and

(i)	there is nothing under any law (other than New Zealand law) which affects the opinions expressed below.

We have not taken steps to verify these assumptions except for our search of the New Zealand Register and High Court Register in respect of the assumption in paragraph (g) above and our review of the Director’s Certificate. We note however that, pursuant to Section 18(1) of the Companies Act 1993, the New Zealand Borrower may not assert against you that the Companies Act 1993 or its constitution has not been complied with unless you know otherwise, or ought to do so because of your relationship with it.

C.	Opinion

Based upon and subject to the foregoing, we are of the opinion that:

1	The New Zealand Borrower:

(a)	is a company registered under the Companies Act 1993;

092489569/1334830.1	3

(b)	has:

(i)	the corporate power to enter into and to perform its obligations under the Documents; and

(ii)	taken all necessary corporate action to authorise the execution of those documents and the performance by its of its obligations under those Documents; and

(c)	has duly executed and delivered the Amended Agreement and the Amended Guarantee.

2	The execution and delivery by the New Zealand Borrower of the Amended Agreement and the Amended Guarantee and performance of its obligations thereunder will not result in any violation of:

(a)	the constitution of the New Zealand Borrower; or

(b)	any New Zealand law or any rule or regulation or any order issued by any court or governmental agency or body.

3	No consent, approval, authorization, order, filing, registration or qualification of or with any New Zealand governmental agency or body is required for the execution and delivery by the New Zealand Borrower of the Amended Agreement or the Amended Guarantee or the performance by the New Zealand Borrower of its obligations under the Amended Agreement and the Amended Guarantee.

4	The High Court search we have conducted (as referred to under heading of “Documents and Enquiries” above) reveals no proceedings filed in the High Court at Auckland against the Borrower.

5	All payments of interest (which includes fees referable to money lent) made under the Amended Agreement by the New Zealand Borrower to Lenders which are nonresidents of New Zealand will be subject to New Zealand Non Resident Withholding Tax unless the following conditions are satisfied:

(a)	the New Zealand Borrower is registered as an approved issuer as defined in section YA 1 of the Income Tax Act 2007 and the Credit Agreement is registered with the Commissioner of Inland Revenue under section 86H of the Stamp and Cheque Duties Act 1971;

(b)	approved issuer levy of 2 cents for every dollar of interest must be paid by the due date (within 20 days of the month following the payment of interest);

092489569/1334830.1	4

(c)	the New Zealand resident Lender is not associated with the New Zealand Borrower under subpart YB of the Income Tax Act 2007; and

(d)	the interest is not received by the non New Zealand resident Lender jointly with one or more New Zealand resident Lenders.

No stamp or similar taxes or duties are payable in New Zealand upon the Amended Agreement or Amended Guarantee.

6	With respect to the execution, delivery and performance of the Amended Agreement and the Amended Guarantee, the New Zealand Borrower is subject to private commercial law and to suit, and neither it nor its properties have any immunity from the jurisdiction of any court or any legal process that may be brought in the courts of New Zealand (whether through service of notice, attachment prior to notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise).

7	It is not necessary to ensure the legality, validity, enforceability or admissibility into evidence in New Zealand of the Amended Agreement or the Amended Guarantee that either of such agreements be filed, recorded or enrolled with any Governmental Authority in New Zealand, or that it be stamped with any stamp, registration or similar transaction tax in New Zealand.

8	The Amended Agreement and the Amended Guarantee are in proper legal form for enforcement in the courts of New Zealand, and in a legal action in such courts, such courts (a) would recognize and give effect to the provisions of the Amended Agreement and the Amended Guarantee that they be governed by the laws of the State of New York and (b) would accordingly apply New York law with respect to the Amended Agreement and the Amended Guarantee. A New Zealand court can give a judgment in a currency other than New Zealand dollars if, in accordance with the relevant contract, that currency is the one which most fairly expresses the plaintiffs loss.

9	It is not necessary under the laws of New Zealand (a) to enable any Agent or any Lender to enforce its rights under the Amended Agreement or the Amended Guarantee (b) by reason of such enforcement that any Agent or any Lender be licensed, qualified or entitled to carry on business in New Zealand.

10	The submission by the New Zealand Borrower for itself and its properties to the non-exclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, the agreement to suit therein, the waiver of objection to the venue thereof and the designation of an agent for service of process in New York City are valid and binding upon the New Zealand Borrower.

092489569/1334830.1	5

11	Recognition, acceptance and enforcement by a New Zealand court of a final conclusive judgment or award for the payment of money rendered by the courts of the State of New York or the United States of America against the New Zealand Borrower in an action arising out of any of the Amended Agreement or the Amended Guarantee, without any retrial or re-examination of the merits of the action, would depend upon:

(a)	the relevant court having jurisdiction in accordance with the rules of private international law applied in New Zealand;

(b)	the judgment of the relevant court being:

(i)	final and conclusive;

(ii)	for a debt or a sum of money;

(iii)	not in respect of taxes or penalties;

(iv)	not obtained by fraud or in a manner contrary to natural justice; and

(v)	not repugnant to public policy as then recognised in New Zealand; and

(c)	service of process in relation to the proceedings in that court having being properly effected in accordance with New Zealand law.

12	No Lender or Agent is or will be deemed to be resident or domiciled, or subject to taxation, in New Zealand solely by the reason of the execution, delivery or performance of the Amended Agreement and the Amended Guarantee.

D. Qualifications

This opinion is given subject to the following qualifications:

(a)	we express no opinion as to the laws of any jurisdiction other than the laws of New Zealand;

(b)	our opinion on the enforceability of obligations under the Documents means that the obligations are of a type which a New Zealand court enforces or recognises. It does not mean that each obligation will necessarily be enforceable in accordance with all its terms and in all circumstances. For example:

(i)	enforcement of the Documents may be limited by general principles of equity and the discretionary powers of the courts;

092489569/1334830.1	6

(ii)	a New Zealand court may not give effect to provisions of the Documents if to do so would conflict with public policy;

(iii)	a New Zealand court may not give effect to an indemnity for legal costs, as the New Zealand courts reserve a wide discretion in the making of an order for costs;

(iv)	an obligation to pay default interest may not be enforceable if the amount is held to constitute a penalty and not a genuine and reasonable pre-estimate of the loss likely to be suffered in the relevant circumstances;

(v)	a New Zealand court may not enforce a provision of a Document which may be or become illegal under the laws of another jurisdiction in which it is to be performed or which is contrary to the exchange control regulations of another jurisdiction;

(c)	the obligations of the New Zealand Borrower may be subject to limitation of action by the effluxion of time or defences of set off or counterclaim;

(d)	the obligations of the New Zealand Borrower are subject to all insolvency, moratorium, reorganisation or similar laws affecting creditors’ rights generally (and in particular statutory management and voluntary administration);

(e)	under section 297 of the Companies Act 1993, the liquidator of a company may recover any excess benefit provided by a company under a transaction entered into at an undervalue and within the period which begins two years before the commencement of the liquidation (unless certain solvency related matters are satisfied);

(f)	under section 141 of the Companies Act 1993, if a director of a contracting company is interested in a transaction, that transaction may be avoided at any time up to three months after the transaction is disclosed to all shareholders (unless the company receives fair value under it);

(g)	a determination, calculation or certificate as to any matter provided for in the Documents might be held by a New Zealand court not to be conclusive and binding if the matter could be shown to have been determined, calculated or certified on an unreasonable or arbitrary basis;

(h)	discretions may be required to be exercised reasonably, and opinions based on reasonable grounds;

(i)	a provision in the Documents that any amount is payable on demand may be construed as requiring reasonable notice;

092489569/1334830.1	7

(j)	we express no opinion on the enforceability of a currency indemnity clause, to the extent that it is expressed to apply in insolvency, bankruptcy and liquidation. In any liquidation of a company in New Zealand, its foreign currency indebtedness must be converted into New Zealand dollars at the rate of exchange on the date of the commencement of the liquidation, or, if there is more than one rate of exchange on that date, at the average of those rates ;

(k)	our search of the New Zealand Register and the High Court Register is not conclusively capable of disclosing whether or not:

(i)	an application to liquidate a company has been made; or

(ii)	a resolution for liquidation has been passed or a receiver, liquidator or voluntary administrator has been appointed; or

(iii)	a company has been made subject to statutory management.

For example, notice of these matters may not be filed immediately or, even if filed, may not be available for immediate inspection; and it is possible that a statement of claim for the liquidation of a company would be accepted by a High Court registrar other than at Auckland;

(I)	to the extent that the Documents or the arrangements under them constitute a “credit contract” within the meaning of the Credit Contracts and Consumer Finance Act 2003, they may not be enforceable in accordance with their terms to the extent that a New Zealand court holds such terms, or the exercise by a party of any of its rights and powers thereunder, to be oppressive or to the extent that the New Zealand Borrower has been induced to enter into the transactions by oppressive means. In this context the expression “oppressive” is defined by the Credit Contracts and Consumer Finance Act 2003 as meaning oppressive, harsh, unjustly burdensome, unconscionable or in breach of reasonable standards of commercial practice. We are of the view that a New Zealand court is unlikely to hold that any provision of any of the Documents is oppressive.

092489569/1334830.1	8

This opinion is addressed to you personally for the purposes of the Documents. It may not be relied on by or disclosed to another person, without our prior written consent provided that we hereby consent to reliance by a permitted assign of a Lender’s interest in the Amended Agreement if such assign becomes a Lender within 30 days of the date hereof.

This opinion relates only to New Zealand law in force on the date of this opinion.

Very truly yours

/s/ Derek Parker

Derek Parker

PARTNER

DIRECT:	+64 9 357 9695
EMAIL:	derek.parker@chapmantripp.com

092489569/1334830.1	9

Your Reference Our Reference	2009797 /KXJ1 /KXJ1

Wragge & Co LLP
Credit Suisse, as Administrative Agent, Collateral	3 Waterhouse Square
Agent and Issuing Bank	142 Holborn
Eleven Madison Avenue	London
New York	EC1N 2SW
NY10010
And each of the Lenders party to the Amended	DX 155790 Bloomsbury 8
Credit Agreement referred to below

24 March 2009

Dear Sirs

Credit Suisse Credit Agreement

We have acted as special English legal advisers to CB Richard Ellis Limited (company no: 3536032), a company incorporated with limited liability in England and Wales, (the “UK Borrower”), in connection with (a) the Second Amended and Restated Credit Agreement, dated as of March 24, 2009 (the “Amended Credit Agreement”), among CB Richard Ellis Services, Inc., CB Richard Ellis Group, Inc., certain subsidiaries of CB Richard Ellis Services, Inc., (of which the UK Borrower is one), the lenders parties thereto (the “Lenders”) and Credit Suisse, as administrative agent and collateral agent for the Lenders (in such capacity, the “Agent”) and (b) the Amended and Restated Guarantee and Pledge Agreement, dated as of March 24, 2009 (the “Guarantee and Pledge Agreement”), among CB Richard Ellis Services, Inc., CB Richard Ellis Group, Inc., certain subsidiaries of CB Richard Ellis Services, Inc. (of which UK Borrower is one) and Credit Suisse, as collateral agent.

We have also acted as special English legal advisors to CB/TCC Global Holdings Limited (company no: 5972504) a company incorporated with limited liability in England and Wales (the “UK Subsidiary Guarantor”). Together the UK Borrower and the UK Subsidiary Guarantor are referred to as the “UK Companies”.

The opinions expressed below are furnished to you pursuant to subsection 4.02(a)(iii) of the Amended Credit Agreement. Unless otherwise defined herein, terms defined in the Amended Credit Agreement and used herein shall have the meanings given to them in the Amended Credit Agreement.

1	Documents

In arriving at the opinions expressed below, we have examined the documents listed in Schedule 1 to this letter and such corporate documents and records of the UK Companies and such other instruments and certificates of public offcials, officers and representatives of the UK Companies and other persons, and we have made such investigations of law, in each case as we have deemed appropriate as a basis for such opinions as listed in Schedule 2 to this letter.

T +44 (0) 870 903 1000 F +44 (0) 870 904 1099 www.wragge.com	Wragge & Co LLP is registered in England and Wales as a Limited Liability Partnership, Registration No. OC304378. Regulated by the Solicitors Regulation Authority. Registered Office 55 Colmore Row, Birmingham B3 2AS. A list of members of Wragge & Co LLP is open to inspection at the registered offce. This letter is printed on FSC environmentally certified paper.

Legal01#13415390v6[KXJ1]/[HGB1]

LETTER TO	SHEET NO 2	DATE 24 March 2009
Credit Suisse, as Administrative Agent, Collateral Agent and Issuing Bank

For the purpose of giving this opinion we have examined no other documents and have undertaken no other searches or enquiries.

In rendering the opinions expressed below, we have assumed, with your permission, without independent investigation or inquiry, (a) the authenticity of all documents submitted to us as originals, (b) the genuineness of all signatures on all documents that we examined (other than those of the UK Companies and officers of the UK Companies), (c) the conformity to authentic originals of documents submitted to us as certified, conformed or photostatic copies and (d) the additional assumptions and qualifications set out in Schedule 3 to this letter.

2	Opinions

Based upon and subject to the foregoing, we are of the opinion that:

1	The UK Companies (a) are validly existing and in good standing as limited liability companies under the law of England and Wales, (b) have the power and authority to execute and deliver the Agreements (as defined in Schedule 1 hereto) and to performtheir respective obligations thereunder (including borrowing) and (c) have duly authorized, executed and delivered the Agreements.

2	The execution and delivery by the UK Companies of the Agreements and performance of their respective obligations thereunder (a) wil not result in any violation of (1) thememorandum and articles of association of the UK Companies or (2) any English law or any rule or regulation or any order issued by any court or governmental agency or body.

3	No consent, approval, authorization, order, fiing, registration or qualification of or with any UK governmental agency or body is required for the execution and delivery by the UK Companies of the Agreements or the performance by the UK Companies of their respective obligations under the Agreements.

4	To our knowledge, there is no action, suit or proceeding now pending or threatened before or by any court, arbitrator or governmental agency, body or official, to which either UK Company is a party or to which the business, assets or property of either UK Company is subject which could reasonably be expected to have a Material Adverse Effect.

5	All payments made under the Amended Credit Agreement by the UK Companies to Lenders which are non-residents of the United Kingdom wil be made free and clear of any tax, duty, withholding or deduction imposed by the United Kingdom or any political subdivision or taxing authority thereof or therein. No stamp or other taxes or duties are payable in the United Kingdom upon or in connection with the Amended CreditAgreement or any documents delivered by the UK Companies thereunder.

6	With respect to the execution, delivery and performance of the Agreements, the UK Companies are subject to private commercial law and to suit, and neither the UK Companies nor their respective properties have any immunity from the jurisdiction of any court or any legal process that may be brought in the courts of the England and Wales or in the courts in the United States referred to in the Agreements (whether through service of notice, attachment prior to notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise).

Legal01#13415390v6[KXJ1]/[HGB1]

LETTER TO	SHEET NO 3	DATE 24 March 2009
Credit Suisse, as Administrative Agent, Collateral Agent and Issuing Bank

7	It is not necessary to ensure the legality, validity, enforceability or admissibility into evidence in the United Kingdom of the Agreements that any of such agreements be fied, recorded or enrolled with any Governmental Authority, or that it be stamped with any stamp, registration or similar transaction tax.

8	The Agreements are in proper legal form for enforcement in the courts of England and Wales, and in a legal action in such courts, such courts (a) would recognize and give effect to the provisions of the Agreements that they be governed by the laws of the State of New York and (b) would accordingly apply New York law with respect to the Agreements. Such courts would also award a judgment in Dollars.

9	No additional fiings, recording or other action (including corporate action on the part of the UK Borrower) is required in order for the Lien created under the Guarantee and Pledge Agreement on the Equity Interests of the UK Borrower to continue to constitute a perfected Lien securing the Obligations under and as defined in the Amended Credit Agreement.

10	It is not necessary under the laws of England and Wales (a) to enable any Agent or any Lender to enforce its rights under the Agreements (b) by reason of such enforcement that any Agent or any Lender be licensed, qualified or entitled to carry on business in England and Wales.

11	The submission by the UK Companies for themselves and their properties to the non exclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, the agreement to suit therein, the waiver of objection to the venue thereof and the designation of an agent for service of process in New York City are valid and binding upon the UK Companies.

12	A final conclusive judgment or award for the payment of money rendered by the courts of the State of New York or the United States of America in an action arising out of any of the Agreements would be recognized and enforced in the courts of England and Wales, without any retrial or reexamination of the merits of the original action.

13	No Lender or Agent is or wil be deemed to be resident or domiciled, or subject to taxation, in the United Kingdom solely by the reason of the execution, delivery or performance of the Agreements.

14	The obligations which each of the UK Companies expresses to assume pursuant to the Agreements to which it is a party, constitutes its legal, valid and binding obligations.

We further confirm that (following review of the documents set out in Schedules 1 and 2 of this letter, including the Agreements, the Background Documents and Searches), the security expressed to be granted pursuant to the Share Charge dated as of 23 August 2006 granted by CB Richard Ellis, Inc. over shares over 65% of the voting equity share capital of the UK Borrower owned by CB Richard Ellis, Inc. (subject to its terms) is unaffected by the execution of the Agreements.

3	Scope

1

This opinion is given only in relation to English law as it is understood at the date of this opinion. We have no duty to keep you informed of subsequent developments which might affect this opinion. If a question arises in relation to a cross-border transaction, it may not be the English courts which decide that question and English law may not be used to

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LETTER TO	SHEET NO 4	DATE 24 March 2009
Credit Suisse, as Administrative Agent, Collateral Agent and Issuing Bank

settle it. We express no opinion on, and have taken no account of, the laws of any jurisdiction other than England and Wales. In particular, we express no opinion on the interpretation of the Agreements.

2	We express no opinion on matters of fact.

3	Our opinion is given solely for the benefit of the Agent and the Lenders (as that expression is defined in the Amended Credit Agreement). It may not be relied on by any other person provided that we hereby consent to reliance by a permitted assign of the Lender’s interest in the Amended Credit Agreement if such assign becomes a Lender within 30 days of the date hereof.

4	This opinion may not be disclosed to any person other than those persons (such as auditors, legal advisors or regulatory authorities) who, in the ordinary course of business of the Agent and the Credit Agreement, have access to their papers and records or are entitled by law to see them, and on the basis that those persons wil make no further disclosure, or to the extent required in connection with any legal or regulatory proceedings.

Yours faithfully

/s/ Kirsty Jefferies
( Enquiries please contact: Kirsty Jefferies
+44 (0)870 733 0631
kirsty_jefferies@wragge.com

Legal01 #13415390v6[KXJ1]/[HGB1]

LETTER TO	SHEET NO 5	DATE 24 March 2009
Credit Suisse, as Administrative Agent, Collateral Agent and Issuing Bank

Schedule 1

AGREEMENTS

1	A copy of the Second Amended and Restated Credit Agreement dated as of March 24, 2009 among CB Richard Ellis Services, Inc., CB Richard Ellis Group, Inc., certain subsidiaries of CB Richard Ellis Services, Inc. (of which the UK Borrower is one), the Lenders parties thereto and Credit Suisse as Administrative Agent and Collateral Agent (executed by the UK Borrower) (the “Amended Credit Agreement”).

2	A copy of the Amended and Restated Guarantee and Pledge Agreement dated as of March 24 2009 (executed by the UK Subsidiary Guarantor and solely with respect to Article Vi thereof, the UK Borrower) (the “Guarantee and Pledge Agreement”). (together the Amended Credit Agreement and the Guarantee and Pledge Agreement are the “Agreements”).

3	A copy of a Secretary’s Certificate of the UK Borrower dated as of 24 March 2009.

4	A copy of a Secretary’s Certificate of the UK Subsidiary Guarantor dated as of 24 March 2009.

5	The original “certificate of good standing” in respect of the UK Borrower from Companies House issued on 18 March 2009.

6	The original “certificate of good standing” in respect of the UK Subsidiary Guarantor from Companies House issued on 18 March 2009.

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LETTER TO	SHEET NO 6	DATE 24 March 2009
Credit Suisse, as Administrative Agent, Collateral Agent and Issuing Bank

Schedule 2

FILINGS, RECORDINGS AND OTHER DOCUMENTS

Part 1 - Background Documents

1	A copy of the UK Borrower’s certificate of incorporation (and certificates of incorporation on change of name) and memorandum and articles of association, each certified by its company secretary.

2	A copy of the minutes of a meeting of the UK Borrower’s board of directors held on 23 March 2009 certified by its company secretary.

3	A copy of the UK Subsidiary Guarantor’s certificate of incorporation (and certificate of incorporation on change of name) and memorandum and articles of association, each certified by its company secretary.

4	A copy of the minutes of a meeting of the directors of the UK Subsidiary Guarantor held on 23 March 2009 certified by its company secretary.

(together the “Background Documents”).

Part 2 - Searches

1	A search in respect of each of the UK Borrower and the UK Subsidiary Guarantor at Companies House using its database (Companies House Direct) on 17 March 2009 and updated on 24 March 2009.

2	A telephone enquiry (being timed at 12 noon) in respect of each of the UK Borrower and the UK Subsidiary Guarantor at the central registry of winding-up petitions at the High Court on 24 March 2009.

(together the “Searches”).

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LETTER TO	SHEET NO 7	DATE 24 March 2009
Credit Suisse, as Administrative Agent, Collateral Agent and Issuing Bank

Schedule 3

ASSUMPTIONS AND QUALIFICATIONS

Assumptions

This opinion is based on the following assumptions:

1	Status of the UK Companies.

The information provided by the Searches is complete, accurate and up-to-date.

2	Execution of the Agreements by the UK Companies.

The Background Documents are complete, accurate and up-to-date.

The board meetings described in the minutes referred to in part 1 of schedule 2 were duly convened and held. The resolutions of the UK Companies referred to in those minutes were duly passed by the directors concerned in good faith and in the interests of that company and are in full force and effect without modification.

To the extent that the ability of UK Companies or of their respective directors to enter into the Agreements or perform the transactions contemplated thereby requires the determination of a matter of fact (such as whether a borrowing limit in the UK Companies’ articles of association wil be exceeded), that requirement has been complied with.

No insolvency proceedings (which includes those relating to bankruptcy, liquidation, administration, administrative receivership and reorganisation) are in force, or have been commenced, in relation to the UK Companies in any jurisdiction.

The persons who purported to execute the Agreements on behalf of the UK Companies were the persons authorised to do so in the resolutions described in part 1 of schedule 2.

The Agreements are in the form provided to us. There has been no variation, waiver or discharge of any of the provisions of the Agreements.

Each UK Company is solvent both on a balance sheet and on a cash-flow basis, and wil remain so immediately after the Agreements have been executed.

3	Other facts

We are not aware of any other facts relevant to this opinion that do not appear from the documents and Searches referred to in Schedules 1 or 2.

4	Other laws

No law of any jurisdiction other than England and Wales has any bearing on the opinion contained in this letter.

5	Security

All present or future assets over which a Company purports to create security in the Guarantee and Pledge Agreement are (or, in the case of future assets, wil, when they become subject to the security, be) beneficially owned by that Company free from all other present or future rights of any kind except to the extent of any encumbrance which the Guarantee and Pledge Agreement concerned is expressed to rank behind.

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LETTER TO	SHEET NO 8	DATE 24 March 2009
Credit Suisse, as Administrative Agent, Collateral Agent and Issuing Bank

Each Company is solvent both on a balance sheet and on a cash-flow basis, and wil remain so immediately after the Share Charge has been executed.

Qualifications

This opinion is subject to the following qualifications:

1	Status of the UK Companies

The Searches are not conclusive about the status of the UK Companies. For instance, Companies House and the High Court are reliant on third parties to provide them with information; and there wil be a time-lag between the occurrence of an event (such as liquidation) and its notification to, and subsequent appearance at, Companies House.

2	Choice of law and jurisdiction

The law which governs a contract is not determinative of all issues which arise in relation to that contract. For instance:

(a)	it may not be relevant to the determination of proprietary issues (such as those relating to security);

(b)	rules of English or foreign law which are mandatory (which includes public policy rules) in a jurisdiction which is connected with the contract or in the jurisdiction where the issue is decided may be applied regardless of the provisions of the contract; and

(c)	in insolvency proceedings, the law governing those proceedings may override the law governing the contract.

There are circumstances in which the English courts may, or must, decline jurisdiction or stay proceedings. Additionally, it may not be possible to commence proceedings because of an inability to comply with service of process requirements. These problems are less likely to occur where one or more of the parties is domiciled in the European Union.

The English courts have a discretion to accept jurisdiction in an appropriate case even though there is an agreement that other courts have (exclusive or non-exclusive) jurisdiction. This is less likely to occur where the other courts are in the European Union.

The jurisdiction of the English courts in relation to insolvency matters is not dependent on the submission of the parties to the jurisdiction. The precise scope of that jurisdiction depends on the nature of the insolvency procedure in question.

3	Security

We express no opmion on the priority of the security created by the Guarantee and Pledge Agreement in relation to any other rights affecting the assets which are the

Legal01 #13415390v6[KXJ1]/[HGB1]

LETTER TO	SHEET NO 9	DATE 24 March 2009
Credit Suisse, as Administrative Agent, Collateral Agent and Issuing Bank

subject of the security, whether those rights are absolute or by way of security, whether they are created by agreement or arise by operation of law and whether they are created before or after the Guarantee and Pledge Agreement. In relation to particular types of asset, further steps may be required (such as effecting registrations or giving notices) to protect the priority of security against claims by third parties.

To the extent that the Guarantee and Pledge Agreement purports to create a legal (as opposed to an equitable) interest, there are limits on the availability of such an interest and further steps may be required (such as, in relation to land, registration at H.M. Land Registry) in order to create one.

The assets which are the subject of a security created by the Guarantee and Pledge Agreement may consist of rights against third parties, such as contractual rights. To the extent that they do, the security is subject to the terms of those rights (which may, for instance, prohibit the creation of security) and may be subject to the rights of those third parties (who may, for instance, have rights of set-off).

We express no opinion on the effect of the Guarantee and Pledge Agreement to the extent that it relates to assets which are situated outside England and Wales or are governed by a law other than English law.

A purported fixed charge over an asset wil be treated as a floating charge if the chargee has insufficient control over it and its proceeds.

The rights of the holder of a floating charge over assets to the net proceeds of those assets are subject to the payment of various other liabilities including preferential debts, certain unsecured debts and the expenses of an administrator.

As a general principle, a creditor with security over the whole (or substantially the whole) of the assets of a company cannot appoint an administrative receiver of the company but, instead, can appoint an administrator.

A receiver ceases to be the agent of the company over whose assets he has been appointed once that company goes into liquidation.

A provision of the Guarantee and Pledge Agreement may be ineffective to the extent that it purports to limit a Company’s right to the return of the charged assets once it has repaid the secured obligations.

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Schedule 1.01(a)

Subsidiary Guarantors

CB Holdco, Inc.

CB Richard Ellis Investors, Inc.

CB Richard Ellis Investors, L.L.C.

CB Richard Ellis, Inc.

CB/TCC Holdings LLC

CB/TCC Global Holdings Limited

CB/TCC, LLC

CBRE Capital Markets of Texas, LP

CBRE Capital Markets, Inc.

CBRE Technical Services, LLC

CBRE/LJM Mortgage Company L.L.C.

CBRE/LJM-Nevada, Inc.

HoldPar A

HoldPar B

Insignia/ESG Capital Corporation

TC Houston, Inc.

TCCT Real Estate, Inc.

TCDFW, Inc.

The Polacheck Company, Inc.

Trammell Crow Company

Trammell Crow Development & Investment, Inc.

Trammell Crow Services, Inc.

Vincent F. Martin, Jr., Inc.

Westmark Real Estate Acquisition Partnership, L.P.

Schedule 1.01(b)

Additional Cost

1.	The Additional Cost is an addition to the interest rate to compensate Lenders for the cost of compliance with (a) the requirements of the Bank of England and/or the Financial Services Authority (or, in either case, any other authority which replaces all or any of its functions) or (b) the requirements of the European Central Bank.

2.	On the first day of each Interest Period (or as soon as possible thereafter) the Administrative Agent shall calculate, as a percentage rate, a rate (the “Additional Cost Rate”) for each Lender, in accordance with the paragraphs set out below. The Additional Cost will be calculated by the Administrative Agent as a weighted average of the Lenders’ Additional Cost Rates (weighted in proportion to the percentage participation of each Lender in the relevant Loan) and will be expressed as a percentage rate per annum.

3.	The Additional Cost Rate for any Lender lending from a facility office in a Participating Member State will be the percentage notified by that Lender to the Administrative Agent. This percentage will be certified by that Lender in its notice to the Administrative Agent to be its reasonable determination of the cost (expressed as a percentage of that Lender’s participation in all Loans made from that facility office) of complying with the minimum reserve requirements of the European Central Bank in respect of loans made from that facility office.

4.	The Additional Cost Rate for any Lender lending from a facility office in the United Kingdom will be calculated by the Administrative Agent as follows:

(a)	in relation to a sterling Loan:

AB+C(B-D)+E*0.01	per cent. per annum
100-(A+C)

(b)	in relation to a Loan in any currency other than sterling:

E*0.01	per cent. per annum.
300
Where:

A	is the percentage of Eligible Liabilities (assuming these to be in excess of any stated minimum) which that Lender is from time to time required to maintain as an interest free cash ratio deposit with the Bank of England to comply with cash ratio requirements.

B	is the percentage rate of interest (excluding the Applicable Percentage and the Additional Cost and, in the case of a defaulted amount, the additional rate of interest specified in Section 2.07 payable for the relevant Interest Period on the Loan.

C	is the percentage (if any) of Eligible Liabilities which that Lender is required from time to time to maintain as interest bearing Special Deposits with the Bank of England.

D	is the percentage rate per annum payable by the Bank of England to the Administrative Agent on interest bearing Special Deposits.

E	is designed to compensate Lenders for amounts payable under the Fees Rules and is calculated by the Administrative Agent as being the average of the most recent rates of charge supplied by the Reference Banks to the Administrative Agent pursuant to paragraph 7 below and expressed in pounds per £1,000,000.

5.	For the purposes of this Schedule:

(a)	“Eligible Liabilities” and “Special Deposits” have the meanings given to them from time to time under or pursuant to the Bank of England Act 1998 or (as may be appropriate) by the Bank of England;

(b)	“Fees Rules” means the rules on periodic fees contained in the FSA Supervision Manual or such other law or regulation as may be in force from time to time in respect of the payment of fees for the acceptance of deposits;

(c)	“Fee Tariffs” means the fee tariffs specified in the Fees Rules under the activity group A.1 Deposit acceptors (ignoring any minimum fee or zero rated fee required pursuant to the Fees Rules but taking into account any applicable discount rate);

(d)	“Reference Banks” means, in relation to LIBOR and Additional Cost the principal London office of Credit Suisse or such other banks as may be appointed by the Administrative Agent; and

(e)	“Tariff Base” has the meaning given to it in, and will be calculated in accordance with, the Fees Rules.

6.	In application of the above formulae, A, B, C and D will be included in the formulae as percentages (i.e., 5 per cent. will be included in the formula as 5 and not as 0.05). A negative result obtained by subtracting D from B shall be taken as zero. The resulting figures shall be rounded to four decimal places.

7.	If requested by the Administrative Agent, each Reference Bank shall, as soon as practicable after publication by the Financial Services Authority, supply to the Administrative Agent, the rate of charge payable by that Reference Bank to the Financial Services Authority pursuant to the Fees Rules in respect of the relevant financial year of the Financial Services Authority (calculated for this purpose by that Reference Bank as being the average of the Fee Tariffs applicable to that Reference Bank for that financial year) and expressed in pounds per £1,000,000 of the Tariff Base of that Reference Bank.

8.	Each Lender shall supply any information required by the Administrative Agent for the purpose of calculating its Additional Cost Rate. In particular, but without limitation, each Lender shall supply the following information on or prior to the date on which it becomes a Lender:

(f)	the jurisdiction of its facility office; and

(g)	any other information that the Administrative Agent may reasonably require for such purpose.

Each Lender shall promptly notify the Administrative Agent of any change to the information provided by it pursuant to this paragraph.

9.	The percentages of each Lender for the purpose of A and C above and the rates of charge of each Reference Bank for the purpose of E above shall be determined by the Administrative Agent based upon the information supplied to it pursuant to paragraphs 7 and 8 above and on the assumption that, unless a Lender notifies the Administrative Agent to the contrary, each Lender’s obligations in relation to cash ratio deposits and Special Deposits are the same as those of a typical bank from its jurisdiction of incorporation with a facility office in the same jurisdiction as its facility office.

10.	The Administrative Agent shall have no liability to any person if such determination results in an Additional Cost Rate which over or under compensates any Lender and shall be entitled to assume that the information provided by any Lender or Reference Bank pursuant to paragraphs 3, 7 and 8 above is true and correct in all respects.

11.	The Administrative Agent shall distribute the additional amounts received as a result of the Additional Cost to the Lenders on the basis of the Additional Cost Rate for each Lender based on the information provided by each Lender and each Reference Bank pursuant to paragraphs 3, 7 and 8 above.

12.	Any determination by the Administrative Agent pursuant to this Schedule in relation to a formula, the Additional Cost, an Additional Cost Rate or any amount payable to a Lender shall, in the absence of manifest error, be conclusive and binding on all Loan Parties.

13.	The Administrative Agent may from time to time, after consultation with Holdings and the Lenders, determine and notify to all Loan Parties any amendments which are required to be made to this Schedule 1.01(b) in order to comply with any change in law, regulation or any requirements from time to time imposed by the Bank of England, the Financial Services Authority or the European Central Bank (or, in any case, any other authority which replaces all or any of its functions) and any such determination shall, in the absence of manifest error, be conclusive and binding on all Loan Parties.

Schedule 1.01(c)

Approved Take Out Parties

Industrial Developments International, Inc. and the Special Situation Property Fund of JP Morgan Chase Bank, N.A.

MSREF Fund V

Schedule 1.01(d)

Existing Letters of Credit

Issuing Bank	Beneficiary	Amount	Expiration
Credit Suisse	BP 111 Huntington Ave LLC	342,361.74	07/18/09
Credit Suisse	Anne Arundel County	320,699.90	06/19/09
Credit Suisse	Wachovia Bank	5,302,462.50	04/03/09
Credit Suisse	LNR Partners	5,000,000.00	07/06/09
Credit Suisse	Zurich American Insurance Company	3,181,000.00	06/13/09
Credit Suisse	Polk County Board of County Commissioners	286,585.34	07/09/09
Credit Suisse	District of Columbia	100,000.00	10/01/09
Credit Suisse	Ontario Realty Corporation	CAD 2,500,000	12/18/09
Credit Suisse	Fidelity and Deposit Company of Maryland	6,505,204.33	01/09/10
Bank of America	The Major of the District of Columbia	2,500,000.00	08/03/09
Comerica	ACE American Insurance Company	6,400,000.00	03/21/09
Comerica	Pacific Employers Insurance Company and ACE American Insurance Company	4,300,000.00	03/21/09
Comerica	Zurich American Insurance Company	3,919,000.00	10/10/09
Comerica	Zurich American Insurance Company	8,300,301.00	10/31/08

Schedule 2.01

Facility : DOMESTIC REVOLVING LOANS

Master Account Name	Lender Name	Lender Commitment
	BANK OF HAWAII	6,666,667.00
	CHINATRUST BANK USA	5,000,000.00
	E-SUN COMMERCIAL BANK, LTD	5,000,000.00
	FARMERS BANK OF CHINA	3,333,333.00
	FIRST TENNESSEE BANK NA	6,666,667.00
	MEGA INTL’L COMMERCIAL BANK CO	5,000,000.00
	PEOPLE’S UNITED BANK	8,333,333.00
	TAIWAN BUSINESS BANK	5,000,000.00
BANK OF AMERICA	BANK OF AMERICA NT & SA	13,850,000.00
BANK OF CHINA	BANK OF CHINA LIMITED	8,333,333.00
BANK OF IRELAND	GOVERNOR AND COMPANY OF THE BA	15,000,000.00
BANK OF NOVA SCOTIA	BANK OF NOVA SCOTIA	23,333,333.33
BANQUE PARIBAS	BNP PARIBAS	10,000,000.00
BARCLAYS BANK PLC	BARCLAYS BANK PLC	28,500,000.00
BAYERISCHE LANDESBANK	BAYERISCHE LANDESBANK	10,000,000.00
CHANG HWA	CHANG HWA	3,333,333.00
CITIBANK INTERNATIONAL	CITICORP USA, INC	5,000,000.00
CITY NATIONAL BANK	CITY NATIONAL BANK	5,000,000.00
COMERICA BANK	COMERICA BANK	4,666,667.00
COMMERZBANK	COMMERZBANK AG	19,700,000.00

CREDIT SUISSE	CS	13,850,000.00
FIFTH THIRD BANK	FIFTH THIRD BANK	10,000,000.00
FIRST COMMERCIAL BANK	FIRST COMMERCIAL BANK NY AGNCY	5,000,000.00
HSBC BANK	HSBC BANK USA NA	20,000,000.00
Hua Nan Bank	HUA NAN COMMERCIAL BANK LTD NY	6,666,667.00
HYPO VEREINS BANK	BAYERISCHE HYPO-UND VEREIN, NY	15,000,000.00
KEY CAPITAL MARKETS	KEYBANK NA	15,000,000.00
LASALLE NATIONAL BANK (CHG)	LASALLE BANK NA	22,200,000.00
MIZUHO INTERNATIONAL	MIZUHO CORPORATE BANK, LTD.	15,000,000.00
NATEXIS BANQUE SA	NATIXIS	13,333,333.34
NATIONAL AUSTRALIA BANK	NATIONAL AUSTRALIA BANK LTD	10,000,000.00
NATIONAL CITY BANK	NATIONAL CITY BANK	10,000,000.00
NORINCHUKIN BANK	NORINCHUKIN BANK THE NYC BR	3,000,000.00
NORTHERN TRUST	NORTHERN TRUST COMPANY	10,000,000.00
Raymond James Bank	RAYMOND JAMES BANK FSB	10,000,000.33
REGIONS BANK	REGIONS BANK	10,000,000.00
ROYAL BANK OF SCOTLAND	ROYAL BANK OF SCOTLAND PLC	23,200,000.00
SUN TRUST FACTORS	SUNTRUST BANK	23,500,000.00
TAIPEI BANK	TAIPEI FUBON COMMERCIAL BANK	3,333,333.00
UNION BANK OF CALIFORNIA	UNION BANK OF CALIFORNIA NA	6,500,000.00
UNITED OVERSEAS BANK	UNITED OVERSEAS BANK LIMITED	13,000,000.00
US BANK	US BANK NA	15,000,000.00
WACHOVIA BANK OF NC	WACHOVIA BANK NA	15,000,000.00
WELLS FARGO BANK	WELLS FARGO BANK, N.A.	19,700,000.00
Borrower : CB Richard Ellis Limited Facility Subtotal :		500,000,000.00

Facility : MULTICURRENCY REVOLVING LOANS	Ccy : USD

Master Account Name	Lender Name	Lender Commitment
BANK OF AMERICA	BANK OF AMERICA NT & SA	12,756,435.06
CITIBANK INTERNATIONAL	CITIBANK NA	4,605,211.21
CREDIT SUISSE	CS	28,690,465.85
Borrower : CB Richard Ellis Service Inc Facility Subtotal :		46,052,112.12

CAN SUBLIMIT	Ccy : USD

Master Account Name	Lender Name	Lender Commitment
BANK OF AMERICA	BANK OF AMERICA NA	1,093,564.94
CITIBANK INTERNATIONAL	CITIBANK NA	394,788.79
CREDIT SUISSE	CS	2,459,534.15
Borrower : CB Richard Ellis Services Inc Facility Subtotal :		3,947,887.88

Facility : UK REVOLVING LOANS	Ccy : USD

Master Account Name	Lender Name	Lender Commitment
BANK OF AMERICA	BANK OF AMERICA NT & SA	5,300,000.00
CITIBANK INTERNATIONAL	CITICORP USA, INC	5,000,000.00
COMERICA BANK	COMERICA BANK	2,000,000.00
COMMERZBANK	COMMERZBANK AG	5,300,000.00
HSBC BANK	HSBC BANK USA NA	5,000,000.00
LASALLE NATIONAL BANK (CHG)	LASALLE BANK NA	5,300,000.00
NORINCHUKIN BANK	NORINCHUKIN BANK THE NYC BR	2,000,000.00
ROYAL BANK OF SCOTLAND	ROYAL BANK OF SCOTLAND PLC	5,300,000.00
SUN TRUST FACTORS	SUNTRUST BANK	5,000,000.00
UNION BANK OF CALIFORNIA	UNION BANK OF CALIFORNIA NA	2,500,000.00
UNITED OVERSEAS BANK	UNITED OVERSEAS BANK LIMITED	2,000,000.00
WELLS FARGO BANK	WELLS FARGO BANK, N.A.	5,300,000.00
	Facility Subtotal :	50,000,000.00

Facility : TRANCHE A LOANS	Ccy : USD

Master Account Name	Lender Name	Lender Commitment
	BANK OF HAWAII	6,265,151.27
	E-SUN COMMERCIAL BANK, LTD	11,277,272.73
	FARMERS BANK OF CHINA	5,012,121.46
	FIRST TENNESSEE BANK NA	10,024,242.17

	MEGA INTL’L COMMERCIAL BANK CO	7,518,181.82
	PEOPLE’S UNITED BANK	12,530,303.29
	TAIWAN BUSINESS BANK	7,518,181.82
ALLIED IRISH BANK	AIB DEBT MANAGEMENT LIMITED	1,503,636.36
BANCO ESPIRITO SANTO E COML LISBOA	BANCO ESPIRITO SANTO, S.A.	5,080,092.18
BANK OF AMERICA	BANK OF AMERICA NT & SA	45,297,045.46
BANK OF CHINA	BANK OF CHINA LIMITED	12,530,303.29
BANK OF IRELAND	GOVERNOR AND COMPANY OF THE BA	32,554,545.46
BANQUE PARIBAS	BNP PARIBAS	15,036,363.64
BARCLAYS BANK PLC	BARCLAYS BANK PLC	56,198,409.10
BAYERISCHE LANDESBANK	BAYERISCHE LANDESBANK	20,675,000.00
CHANG HWA	CHANG HWA	5,012,121.46
CITIBANK INTERNATIONAL	CITICORP USA, INC	22,554,545.46
CITY NATIONAL BANK	CITY NATIONAL BANK	7,518,181.82
COMERICA BANK	COMERICA BANK	10,024,242.17
COMMERZBANK	COMMERZBANK AG	33,080,000.00
CREDIT SUISSE	CS	7,518,181.78
CYPRESSTREE INVESTMENT MGMT COMPANY	HEWETT’S ISLAND CDO LTD	1,503,636.36
CYPRESSTREE INVESTMENT MGMT COMPANY	HEWETT’S ISLAND CLO V	1,503,636.36
ERSTE BANK	ERSTE BK DER OESTERREICHISCHEN	3,759,090.90
FIFTH THIRD BANK	FIFTH THIRD BANK	15,036,363.64
FIRST COMMERCIAL BANK	FIRST COMMERCIAL BANK NY AGNCY	7,518,181.82
HSBC BANK	HSBC BANK USA NA	22,554,545.46
Hua Nan Bank	HUA NAN COMMERCIAL BANK LTD NY	10,024,242.18
HYPO VEREINS BANK	BAYERISCHE HYPO-UND VEREIN, NY	22,554,545.46
KEY CAPITAL MARKETS	KEYBANK NA	22,554,545.46
KINGSLAND CAPITAL	KINGSLAND I,LTD	521,818.18
KINGSLAND CAPITAL	KINGSLAND II LTD	499,999.99
KINGSLAND CAPITAL	KINGSLAND IV, LTD.	500,000.00
KINGSLAND CAPITAL	KINGSLAND V LTD.	499,999.99

LASALLE NATIONAL BANK (CHG)	LASALLE BANK NA	9,021,818.18
MIZUHO INTERNATIONAL	MIZUHO CORPORATE BANK, LTD.	22,554,545.46
NATEXIS BANQUE SA	NATIXIS	20,048,484.84
NATIONAL AUSTRALIA BANK	NATIONAL AUSTRALIA BANK LTD	15,036,363.64
NATIONAL CITY BANK	NATIONAL CITY BANK	15,036,363.64
NEW YORK LIFE INS	FLATIRON CLO 2007-1 LTD	2,438,089.62
NORINCHUKIN BANK	NORINCHUKIN BANK THE NYC BR	12,036,363.64
NORTHERN TRUST	NORTHERN TRUST COMPANY	11,277,272.73
Raymond James Bank	RAYMOND JAMES BANK FSB	16,915,908.83
REGIONS BANK	REGIONS BANK	15,036,363.64
ROYAL BANK OF SCOTLAND	ROYAL BANK OF SCOTLAND PLC	46,236,818.18
SCOTIABANC INC.	SCOTIABANC INC	35,084,848.49
SUN TRUST FACTORS	SUNTRUST BANK	38,718,636.36
TAIPEI BANK	TAIPEI FUBON COMMERCIAL BANK	5,012,121.46
UNION BANK OF CALIFORNIA	UNION BANK OF CALIFORNIA NA	13,532,727.27
UNITED OVERSEAS BANK	UNITED OVERSEAS BANK LIMITED	22,554,545.46
US BANK	US BANK NA	22,554,545.46
WACHOVIA BANK OF NC	WACHOVIA BANK NA	22,554,545.46
WELLS FARGO BANK	WELLS FARGO BANK, N.A.	37,590,909.10
Borrower : CB Richard Ellis Services Inc Facility Subtotal :		827,000,000.00

Facility : TRANCHE A-1 LOANS	Ccy : USD

Master Account Name	Lender Name	Lender Commitment
	FIRST TENNESSEE BANK NA	1,985,000.00
ALADDIN CAPITAL	GREYROCK CDO LTD	992,500.00
ALADDIN CAPITAL	LANDMARK III CDO LTD	1,985,000.00
ALADDIN CAPITAL	LANDMARK IV CDO LTD	1,985,000.00
ALADDIN CAPITAL	LANDMARK VI CDO LTD	992,500.00
ALADDIN CAPITAL	LANDMARK VIII CLO LTD	992,500.00
BANK OF NOVA SCOTIA	BANK OF NOVA SCOTIA	6,947,500.00

BANQUE PARIBAS	BNP PARIBAS	17,865,000.00
BARCLAYS BANK PLC	BARCLAYS BANK PLC	43,670,000.00
BLACKSTONE DISTRESSED DEBT ADVISORS	COLUMBUS PARK CDO LTD	3,970,000.00
BLACKSTONE GROUP	ESSEX PARK CDO LTD	595,500.00
BLACKSTONE GROUP	LAFAYETTE SQUARE CDO LTD	992,500.00
BLACKSTONE GROUP	LOAN FUNDING VI LLC	992,500.00
BLACKSTONE GROUP	MONUMENT PARK CDO LTD	992,500.00
BLACKSTONE GROUP	UNION SQUARE CDO LTD	992,500.00
BOLDWATER CAPITAL	RIVERSIDE PARK CLO LTD	992,500.00
CALLIDUS CAPITAL MANAGEMENT, LLC	CALLIDUS DEBT PRTNS CLO FD II	1,488,750.00
CALLIDUS CAPITAL MANAGEMENT, LLC	CALLIDUS DEBT PRTNS CLO FD III	496,250.00
CAMULOS CAPITAL MANAGEMENT	CAMULOS LOAN VEHICLE	6,947,500.00
COLUMBUSNOVA	COLUMBUSNOVA CLO IV LTD 2007	1,985,000.00
COMMERZBANK	COMMERZBANK AG	11,910,000.00
DENALI CAPITAL	DENALI CAPITAL CLO V LTD	818,812.50
DENALI CAPITAL	DENALI CAPITAL CLO VI LTD	818,812.50
DENALI CAPITAL	DENALI CAPITAL CLO VII LTD.	843,625.00
Feingold O’Keefe Capital	AVERY STREET CLO LTD.	992,500.00
Feingold O’Keefe Capital	EMERSON PLACE CLO, LTD	1,985,000.00
Feingold O’Keefe Capital	LIME STREET CLO LTD	2,977,500.00
FIFTH THIRD BANK	FIFTH THIRD BANK	9,925,000.00
GSO CAPITAL	FM LEVERAGED CAPITAL FUND II	1,389,500.00
GSO CAPITAL	GALE FORCE 1 CLO	1,985,000.00
GSO CAPITAL	GALE FORCE 3 CLO, LTD.	992,500.00
GSO CAPITAL	GALE FORCE 4 CLO LTD	992,500.00
GSO CAPITAL	HUDSON STRAITS CLO 2004 LTD	992,500.00
GSO CAPITAL	TRIBECA PARK CLO LTD	2,977,500.00
GULF STREAM ASSET MANAGEMENT	GULF STREAM COMPASS CLO 2005-1	1,488,750.00
GULF STREAM ASSET MANAGEMENT	NEPTUNE FINANCE CCS, LTD.	1,488,750.00
HSBC BANK	HSBC BANK PLC	18,857,500.00

HSBC BANK	HSBC BANK USA NA	24,812,500.00
IKB CAPITAL CORP	IKB CAP CORP	3,970,000.00
ING INVESTMENT MANAGEMENT	ING INV MGMT CLO II LTD	413,541.01
ING INVESTMENT MANAGEMENT	ING INVESTMENT MGMT CLO III LT	413,541.99
ING INVESTMENT MANAGEMENT	ING INVESTMENT MGMT CLO IV	620,312.50
ING INVESTMENT MANAGEMENT	ING INVESTMENT MGMT CLO V	413,541.99
ING INVESTMENT MANAGEMENT	ING INVESTMENT MGT CLO I	620,312.50
INVESCO MANAGEMENT & RESEARCH	ALZETTE EUROPEAN CLO S A	504,190.01
INVESCO MANAGEMENT & RESEARCH	ATLAS LOAN FUNDING NAV	1,208,865.00
INVESCO MANAGEMENT & RESEARCH	AVALON CAP LTD 3	2,919,935.00
INVESCO MANAGEMENT & RESEARCH	BELHURST CLO LTD	2,317,487.50
INVESCO MANAGEMENT & RESEARCH	CHAMPLAIN CLO LTD	2,089,212.50
INVESCO MANAGEMENT & RESEARCH	LIMEROCK CLO I	1,740,845.00
INVESCO MANAGEMENT & RESEARCH	MOSELLE CLO SA	1,131,450.00
INVESCO MANAGEMENT & RESEARCH	NAUTIQUE FUNDING LTD	2,512,017.50
INVESCO MANAGEMENT & RESEARCH	SARATOGA CLO I LIMITED	740,405.00
INVESCO MANAGEMENT & RESEARCH	WASATCH CLO LTD	3,313,957.50
LEHMAN ASSET MANAGEMENT	LIGHTPOINT CLO III LTD	992,500.00
LEHMAN ASSET MANAGEMENT	LIGHTPOINT CLO V LTD	992,500.00
LIGHTPOINT CAPITAL MGMT LLC	GRAND CENTRAL ASSET TRUST, LBA	1,488,750.00
LIGHTPOINT CAPITAL MGMT LLC	LIGHTPOINT CLO VIII	1,985,000.00
NEW YORK LIFE INS	FLATIRON CLO 2007-1 LTD	992,500.00
NEW YORK LIFE INS	NEW YORK LIFE INSURANCE & ANNU	653,561.25
NEW YORK LIFE INS	NEW YORK LIFE INSURANCE CO	835,188.75
NEW YORK LIFE INS	NYLIM FLATIRON CLO 2003-1 LTD	992,500.00
NEW YORK LIFE INS	NYLIM FLATIRON CLO 2004-1 LTD	992,500.00
NEW YORK LIFE INS	NYLIM FLATIRON CLO 2005-1 LTD	496,250.00
NEW YORK LIFE INS	NYLIM FLATIRON CLO 2006-1 LTD.	1,985,000.00
NEW YORK LIFE INS	NYLIM INSTITUTIONAL FLOATING	992,500.00

PRINCETON ADVISORY GROUP	ROSEDALE CLO II LTD	992,500.00
PRINCETON ADVISORY GROUP	ROSEDALE CLO LTD	992,500.00
PRUDENTIAL INS CO. OF AMERICA	DRYDEN VIII-LEVERAGED LOAN CDO	496,250.00
PRUDENTIAL INVESTMENT MGMT	DRYDEN IX SENIOR LOAN	496,250.00
PRUDENTIAL INVESTMENT MGMT	DRYDEN VII LEVERAGED LOAN CDO	1,985,000.00
ROYAL BANK OF SCOTLAND	ROYAL BANK OF SCOTLAND PLC	43,670,000.00
SAGAMORE	SAGAMORE CLO LTD	1,371,635.00
STANFIELD CAPITAL PARTNERS	STANFIELD ARNAGE CLO LTD	1,488,750.00
STANFIELD CAPITAL PARTNERS	STANFIELD VANTAGE CLO LTD	992,500.00
TRIMARAN	TRIMARAN CLO IV LTD	1,488,750.00
TRIMARAN	TRIMARAN CLO V LTD	1,488,750.00
WELLS FARGO BANK	SILVERADO CLO 2006-II	1,985,000.00
WELLS FARGO BANK	WELLS FARGO BANK, N.A.	17,865,000.00
Borrower : CB Richard Ellis Services Inc Facility Subtotal :		297,750,000.00

Facility : TRANCHE B LOANS	Ccy : USD

Master Account Name	Lender Name	Lender Commitment
	BANK OF EAST ASIA LIMITED THE	2,457,276.04
	FIRST FINANCIAL BANK NA	1,725,454.54
	KEYSTONE NAZARETH BANK AND TRU	4,911,925.25
	KKR FI PARTNERS I LP	2,820,000.00
	QVP CDO LTD	0.01
	STATE BANK OF INDIA	18,606,801.96
	WILLOW FINANCIAL BANK	3,972,140.14
40/86 ADVISORS	BANKERS LIFE & CASUALTY CO	1,294,090.96
40/86 ADVISORS	CONSECO LIFE INSURANCE CO	172,545.46
40/86 ADVISORS	CONSECO HEALTH INSURANCE CO	129,409.09
40/86 ADVISORS	CONSECO INSURANCE CO	862,727.27
40/86 ADVISORS	WASHINGTON NATIONAL INS CO	129,409.09
ACA MGT	ACA CLO 2005-1LTD	2,588,181.82
ACA MGT	ACA CLO 2006-2, LTD.	1,725,454.54

ACA MGT	ACA CLO 2006-I LIMITED	2,588,181.82
ACA MGT	ACA CLO 2007-1	1,716,783.95
ALADDIN CAPITAL	ALADDIN FLEXIBLE INV FD SPC SR	495,690.77
ALADDIN CAPITAL	ALADDIN FLEXIBLE INVESTMENT FD	991,381.57
ALLIED IRISH BANK	AIB DEBT MANAGEMENT LIMITED	15,529,090.91
AMERICAN CAPITAL	ACAS CLO 2007-1 LTD.	5,425,168.77
AMERICAN MONEY MANAGEMENT	AMMC CLO III LIMITED	1,725,454.54
AMERICAN MONEY MANAGEMENT	AMMC CLO IV LIMITED	3,450,909.09
AMERICAN MONEY MANAGEMENT	AMMC CLO VI LTD.	1,725,454.54
AMERICAN MONEY MANAGEMENT	AMMC VII LTD	7,764,545.46
ARES MANAGEMENT	AF III US BD HOLDINGS, LP	5,999,064.98
ATTENTUS MANAGEMENT	ATTENTUS CDO III, LTD.	7,764,545.46
AVENUE ADVISORS	AVENUE CLO FUND LTD	1,725,454.54
AVENUE ADVISORS	AVENUE CLO V LTD	4,304,965.76
AVENUE ADVISORS	AVENUE CLO VI	4,313,636.36
BABSON CAPITAL MANAGEMENT LLC	ARTUS LOAN FUND 2007-1 LTD	3,285,681.17
BABSON CAPITAL MANAGEMENT LLC	BABSON BLUE CHIP MULTI-STRATEG	0.01
BABSON CAPITAL MANAGEMENT LLC	BABSON CLO LTD 2003-I	2,244,855.09
BABSON CAPITAL MANAGEMENT LLC	BABSON CLO LTD 2004-I	1,665,362.96
BABSON CAPITAL MANAGEMENT LLC	BABSON CLO LTD 2004-II	1,340,316.35
BABSON CAPITAL MANAGEMENT LLC	BABSON CLO LTD 2005-I	2,532,475.52
BABSON CAPITAL MANAGEMENT LLC	BABSON CLO LTD 2005-II	1,488,473.52
BABSON CAPITAL MANAGEMENT LLC	BABSON CLO LTD 2005-III	1,345,724.96
BABSON CAPITAL MANAGEMENT LLC	BABSON CLO LTD 2006-I	1,714,160.21
BABSON CAPITAL MANAGEMENT LLC	BABSON CLO LTD 2006-II	1,085,633.30
BABSON CAPITAL MANAGEMENT LLC	BABSON CLO LTD 2007-I	4,214,397.30
BABSON CAPITAL MANAGEMENT LLC	HAKONE FUND II LLC	1,725,454.54
BABSON CAPITAL MANAGEMENT LLC	MAPLEWOOD (CAYMAN) LTD.	2,588,181.82
BABSON CAPITAL MANAGEMENT LLC	MASSACHUSETTS MUTUAL LIFE INSU	3,275,102.03

BABSON CAPITAL MANAGEMENT LLC	VINACASA CLO LTD	3,450,909.13
BANCO ESPIRITO SANTO E COML LISBOA	BANCO ESPIRITO SANTO, S.A.	4,313,636.39
BANK OF NOVA SCOTIA	BANK OF NOVA SCOTIA	26,335,958.08
BARCLAYS BANK PLC	BARCLAYS BANK PLC	698,642.95
BARCLAYS CAPITAL MANAGEMENT	FREMONT CBNA LOAN FUNDING LLC	35,598.09
BLACKSTONE GROUP	INWOOD PARK CDO LTD	6,039,090.91
BLACKSTONE GROUP	PROSPECT PARK CDO LTD	2,588,181.82
BLT ENTITY	BLT 18 LLC	2,982,713.46
BOLDWATER CAPITAL	RIVERSIDE PARK CLO LTD	4,093,373.50
CAMULOS CAPITAL MANAGEMENT	CAMULOS LOAN VEHICLE	4,538,664.42
CANYON PARTNERS	CANYON CAPITAL CLO 2004 1 LTD	3,959,862.82
CANYON PARTNERS	CANYON CAPITAL CLO 2006-1 LTD	3,959,862.83
CANYON PARTNERS	CANYON CAPITAL CLO 2007-1 LTD	4,433,819.47
CARLYLE	CARLYLE CREDIT PARTNERS FIN I	2,196,945.35
CARLYLE	CARLYLE HIGH YIELD PART IV	2,070,545.46
CARLYLE	CARLYLE HIGH YIELD PART VI	1,854,863.64
CARLYLE	CARLYLE HIGH YIELD PART VII	1,780,273.69
CARLYLE	CARLYLE HIGH YIELD PART VIII	2,377,892.05
CARLYLE	CARLYLE HIGH YIELD PARTNERS IX	2,767,018.04
CARLYLE	CARLYLE HIGH YIELD PARTNERS X,	1,807,694.55
CARLYLE	CARLYLE LOAN INVESTMENT LTD	0.09
CAYWOOD-SCHOLL	DEL MAR CLO I LTD	2,845,490.38
CENTRE PACIFIC LLC	FLOATING RATE SENIOR LOAN FD I	3,665,509.78
CENTRE PACIFIC LLC	OLYMPIC CLO I	2,588,181.82
CENTRE PACIFIC LLC	SHASTA CLO I	5,176,363.64
CENTRE PACIFIC LLC	SIERRA CLO II LTD	4,745,000.00
CENTRE PACIFIC LLC	WHITNEY CLO I LTD	3,882,272.73
CHURCHILL FINANCIAL	SAN GABRIEL CLO I LTD	3,813,820.86
CITIBANK GLOBAL ASSET MGMT	ATLANTIS FUNDING LTD	5,903,860.67
CITIBANK GLOBAL ASSET MGMT	EAGLE MASTER FUND LTD	32,585.85

CITIBANK GLOBAL ASSET MGMT	LMP CORPORATE LOAN FUND	260,685.95
CITIBANK GLOBAL ASSET MGMT	REGATTA FUNDING LTD.	3,574,296.43
CITIBANK INTERNATIONAL	CITIBANK NA	3,018.85
CLINTON GROUP	SHINNECOCK CLO 2006-1, LTD.	978,325.10
COLUMBUSNOVA	COLUMBUSNOVA CLO LTD 2006-I	1,725,454.54
COLUMBUSNOVA	COLUMBUSNOVA CLO LTD 2006-II	3,019,545.46
COLUMBUSNOVA	COLUMBUSNOVA CLO LTD 2007-1	3,019,545.46
COMMERZBANK	COMMERZBANK AG	6,021,793.15
CONSECO INSURANCE COMPANY	EAGLE CREEK CLO, LTD.	2,345,539.77
CONSECO INSURANCE COMPANY	FALL CREEK CLO LTD	2,219,725.38
CREDIT SUISSE	CREDIT SUISSE LOAN FUNDING LLC	8,000,992.72
CYPRESSTREE INVESTMENT MGMT COMPANY	HEWETT’S ISLAND CLO II LTD	2,590,344.01
CYPRESSTREE INVESTMENT MGMT COMPANY	HEWETT’S ISLAND CLO III LTD	2,586,019.63
CYPRESSTREE INVESTMENT MGMT COMPANY	HEWETT’S ISLAND CLO IV, LTD.	862,727.27
CYPRESSTREE INVESTMENT MGMT COMPANY	HEWETT’S ISLAND CLO V	1,725,454.54
CYPRESSTREE INVESTMENT MGMT COMPANY	HEWETT’S ISLAND CLO VI LTD	4,313,636.36
DA CAPITAL	DUANE STREET CLO I LTD	2,156,818.18
DA CAPITAL	DUANE STREET CLO II LTD	2,156,818.18
DA CAPITAL	DUANE STREET CLO III LTD	4,313,636.36
DA CAPITAL	DUANE STREET CLO IV, LTD.	2,601,187.75
DA CAPITAL	DUANE STREET CLO V LTD	1,982,763.11
DEERFIELD CAPITAL	BURR RIDGE CLO PLUS LTD	1,725,454.54
DEERFIELD CAPITAL	MARKET SQUARE CLO LTD	1,294,090.91
DEERFIELD CAPITAL	SCHILLER PARK CLO, LTD	1,725,454.54
DENALI CAPITAL	DENALI CAPITAL CLO IV LTD	985,718.00
DENALI CAPITAL	DENALI CAPITAL CLO V LTD	985,718.00
DENALI CAPITAL	DENALI CAPITAL CLO VI LTD	985,718.00
DENALI CAPITAL	DENALI CAPITAL CLO VII LTD.	3,450,909.10
DEUTSCHE ASSET MGMT / SCUDDER	GENESIS CLO 2007-1 LTD.	8,375,824.59

ERSTE BANK	ERSTE GROUP BANK AG	20,795,556.05
Feingold O’Keefe Capital	AVERY STREET CLO LTD.	2,156,818.18
Feingold O’Keefe Capital	EMERSON PLACE CLO, LTD	2,156,818.18
Feingold O’Keefe Capital	LIME STREET CLO LTD	8,442,304.76
FIDELITY MGMT & RESEARCH CO.	BALLYROCK CLO 2006-1 LTD	1,977,083.32
FIDELITY MGMT & RESEARCH CO.	BALLYROCK CLO 2006-2 LTD	1,920,754.54
FIDELITY MGMT & RESEARCH CO.	FIDELITY ADV SERIES I: AFR	2,902,641.72
FIDELITY MGMT & RESEARCH CO.	FIDELITY CENT INV PORT FLCIP	8,627,272.73
FIFTH THIRD BANK	FIFTH THIRD BANK	4,423,096.86
FRANKLIN MUTUAL SHARES	FRANKLIN FLOATING RATE DAILY A	3,305,098.50
FRANKLIN MUTUAL SHARES	FRANKLIN FLOATING RATE MASTER	908,013.05
FRANKLIN MUTUAL SHARES	FRANKLIN TEMPLETON LTD DURATIO	811,075.77
FRANKLIN MUTUAL SHARES	FRANKLIN TEMPLETON SERIES II F	95,455.82
FRANKLIN MUTUAL SHARES	FRANKLIN TOTAL RETURN FUND	0.01
GENERAL ELECTRIC INV. CORP	GE BUSINESS FINANCIAL SERVICES	10,352,727.27
GENERAL ELECTRIC INV. CORP	GENERAL ELECTRIC CAPITAL CORP	30,195,454.53
GOLDMAN SACHS ASSET MGMT	GOLDMAN SACHS CREDIT PTS LP	862,726.90
GRANDVIEW CAPITAL MGMT	WATERFRONT CLO 2007-1	3,576,723.50
GSO CAPITAL	CHELSEA PARK CLO LTD	2,744,836.32
GSO CAPITAL	GALE FORCE 3 CLO, LTD.	2,588,181.82
GSO CAPITAL	GALE FORCE CLO 2, LTD	2,588,181.82
GSO CAPITAL	HUDSON STRAITS CLO 2004 LTD	3,450,909.09
GULF STREAM ASSET MANAGEMENT	GULF STREAM RASHINBAN CLO’06-1	2,588,181.82
GULF STREAM ASSET MANAGEMENT	GULF STREAM-COMPASS CLO 2007,	2,588,181.82
HARCH INVESTMENT ADVISORS, INC	HARCH CLO III LIMITED	4,313,636.36
HILLMARK CAPITAL	HILLMARK FUNDING	3,576,723.50
HILLMARK CAPITAL	STONEY LANE FUNDING I LTD	3,576,723.50
HSBC BANK	HSBC BANK USA NA	20,735,211.21
IKB CAPITAL CORP	BACCHUS (U.S.) 2006-1 LTD	3,450,909.10
IKB CAPITAL CORP	IKB CAP CORP	5,034,665.84

ING INVESTMENT MANAGEMENT	ING INTL II SR BK LNS EURO	1,300,593.90
ING INVESTMENT MANAGEMENT	ING INV MGMT CLO II LTD	862,727.27
ING INVESTMENT MANAGEMENT	ING INVESTMENT MGMT CLO IV	1,294,090.91
ING INVESTMENT MANAGEMENT	ING INVESTMENT MGMT CLO V	1,313,235.07
ING INVESTMENT MANAGEMENT	ING INVESTMENT MGT CLO I	1,078,409.09
JP MORGAN CHASE	JP MORGAN WHITEFRIARS INC	7,000.33
KINGSLAND CAPITAL	KINGSLAND I,LTD	1,708,876.56
KINGSLAND CAPITAL	KINGSLAND II LTD	1,901,363.93
KINGSLAND CAPITAL	KINGSLAND III LTD.	1,725,454.54
KINGSLAND CAPITAL	KINGSLAND IV, LTD.	3,577,484.23
KINGSLAND CAPITAL	KINGSLAND V LTD.	3,212,544.56
KKR	KKR DEBT INVESTORS II (2006)(I	4,850,000.00
KKR	KKR FINANCIAL CLO 2005-1 LTD.	7,369,128.78
KKR	KKR FINANCIAL CLO 2005-2 LTD	5,176,363.64
KKR	KKR FINANCIAL CLO 2006-1, LTD.	2,164,366.21
KKR	WAYZATA FUNDING LLC	19,799,232.29
LASALLE NATIONAL BANK (CHG)	SILVER CREST CBNA LOAN FUNDING	0.01
LEHMAN ASSET MANAGEMENT	LIGHT POINT CLO 2004-1 (NY)	862,727.27
LEHMAN ASSET MANAGEMENT	LIGHTPOINT CLO IV LTD	517,636.36
LEHMAN ASSET MANAGEMENT	LIGHTPOINT CLO V LTD	3,450,909.09
LEVINE LEICHTMAN CAPITAL	GENESIS CLO 2007-2 LTD	5,172,028.31
LIGHTPOINT CAPITAL MGMT LLC	LIGHTPOINT CLO VIII	3,450,909.09
LIGHTPOINT CAPITAL MGMT LLC	PREMIUM LOAN TRUST I	345,090.91
Loomis, Sayles & Company L.P.	APOSTLE LOOMIS SAYLES CREDIT O	3,269,300.62
Loomis, Sayles & Company L.P.	APOSTLE LOOMIS SAYLES SENIOR L	1,549,477.73
Loomis, Sayles & Company L.P.	LOOMIS SAYLES LEVERAGED SENIOR	1,395,030.16
Loomis, Sayles & Company L.P.	LOOMIS SAYLES SENIOR LOAN FUND	1,364,034.24
Loomis, Sayles & Company L.P.	LOOMIS SAYLES SNR LOAN II	1,738,046.19
Loomis, Sayles & Company L.P.	NATIXIS LOOMIS SAYLES SENIO	2,755,638.81

Loomis, Sayles & Company L.P.	NATIXIS LOOMIS SAYLES SENIOR L	1,992,216.93
LUFKIN ADVISORS	LATITUDE CLO III LTD	2,588,181.82
LYON CAPITAL MANAGEMENT	LCM I LIMITED PARTNERSHIP	2,156,818.18
LYON CAPITAL MANAGEMENT	LCM II LIMITED PARTNERSHIP	3,019,545.46
LYON CAPITAL MANAGEMENT	LCM III LTD	2,156,818.18
LYON CAPITAL MANAGEMENT	LCM IV LTD	3,019,545.46
LYON CAPITAL MANAGEMENT	LCM V LTD	4,313,636.36
LYON CAPITAL MANAGEMENT	LCM VI LTD	3,450,909.09
MET LIFE INS CO	METLIFE BANK NATIONAL ASSOCIAT	17,254,545.46
MFS—MASSACHUSETTS FIN’L SRVS	JERSEY STREET CLO LTD.	1,220,377.64
MFS—MASSACHUSETTS FIN’L SRVS	MARLBOROUGH STREET CLO, LTD.	1,204,280.13
MFS—MASSACHUSETTS FIN’L SRVS	MFS FLOATING RATE HIGH INC FD	723,921.42
MFS—MASSACHUSETTS FIN’L SRVS	MFS FLOATING RATE INCOME FUND	302,329.91
MJX ASSET MANAGEMENT	VEER CASH FLOW CLO LTD	495,690.77
MJX ASSET MANAGEMENT	VENTURE II CDO 2002 LIMITED	2,160,719.65
MJX ASSET MANAGEMENT	VENTURE III CDO LIMITED	3,844,073.24
MJX ASSET MANAGEMENT	VENTURE IV CDO LTD	3,452,648.37
MJX ASSET MANAGEMENT	VENTURE IX CDO LIMITED	1,964,137.62
MJX ASSET MANAGEMENT	VENTURE V CDO LIMITED	3,454,810.57
MJX ASSET MANAGEMENT	VENTURE VI CDO LIMITED	3,454,810.57
MJX ASSET MANAGEMENT	VENTURE VII CDO LIMITED	3,636,166.60
MJX ASSET MANAGEMENT	VENTURE VIII CDO LIMITED	4,069,692.47
MJX ASSET MANAGEMENT	VISTA LEVERAGED INCOME FUND	2,160,719.69
MORGAN STANLEY INVESTMENT MANAGEMENT	MSIM PECONIC BAY LTD.	2,588,181.82
MOUNTAIN CAPITAL	MOUNTAIN CAPITAL CLO III LTD	3,450,909.09
MOUNTAIN CAPITAL	MOUNTAIN CAPITAL CLO V LTD	2,588,181.82
MOUNTAIN CAPITAL	MOUNTAIN CAPITAL CLO VI	2,588,181.82
MUZINICH AND COMPANY	EXTRAYIELD $ LOAN FUND	4,294,930.16
MUZINICH AND COMPANY	EXTRAYIELD GLOBAL LOAN FUND	991,381.57
NATEXIS BANQUE SA	NATIXIS	8,627,272.73

NATIONAL CITY BANK	NATIONAL CITY BANK	4,313,636.36
NAVIGARE PARTNERS	NAVIGARE FUNDING III CLO, LTD	2,594,668.47
NEW YORK LIFE INS	MAINSTAY FLOATING RATE FUND	3,919,104.72
NEW YORK LIFE INS	MAINSTAY VP FLOATING RATE POR	2,588,181.82
NEW YORK LIFE INS	NEW YORK LIFE INSURANCE & ANNU	4,927,898.18
NEW YORK LIFE INS	NEW YORK LIFE INSURANCE CO	5,424,829.09
NEW YORK LIFE INS	NYLIM FLATIRON CLO 2003-1 LTD	1,725,454.54
NEW YORK LIFE INS	NYLIM FLATIRON CLO 2004-1 LTD	1,294,090.91
NEW YORK LIFE INS	NYLIM FLATIRON CLO 2005-1 LTD	2,588,181.82
NEW YORK LIFE INS	NYLIM FLATIRON CLO 2006-1 LTD.	1,294,090.91
NEW YORK LIFE INS	NYLIM INSTITUTIONAL FL RATE CO	431,363.64
NEW YORK LIFE INS	NYLIM INSTITUTIONAL FLOATING	862,727.27
NICHOLAS APPLEGATE CAPITAL MANAGEMENT	NACM CLO I	2,588,181.82
NICHOLAS APPLEGATE CAPITAL MANAGEMENT	NACM CLO II	2,594,668.47
NOMURA HOLDINGS AMERICA	CLYDESDALE CLO 2004 LTD	1,626,882.74
NOMURA HOLDINGS AMERICA	CLYDESDALE CLO 2005 LTD	2,588,181.82
NOMURA HOLDINGS AMERICA	CLYDESDALE CLO 2006 LTD	2,489,610.02
NOMURA HOLDINGS AMERICA	CLYDESDALE STRAT CLO I LTD	1,574,061.93
OCTAGON	HAMLET II, LTD.	2,586,019.62
OCTAGON	OCTAGON INV PARTNERS IX LTD	2,709,671.77
OCTAGON	OCTAGON INV PARTNERS X LTD	3,450,909.09
OCTAGON	OCTAGON INV PTNRS V	2,218,644.26
OCTAGON	OCTAGON INV PTNRS VI	2,651,089.02
OCTAGON	OCTAGON INV PTNRS VII	3,449,827.97
OCTAGON	OCTAGON INVEST PARTNERS XI LTD	3,450,909.09
OCTAGON	OCTAGON INVESTMENT PART VIII	3,017,383.26
OCTAGON	POTENTIAL CLO I LTD	1,725,454.54
PACIFIC INV MGMT CO. (PIMCO)	OREGON PUBLIC EMPLOYEE RET	11,936,096.09
PPM AMERICA INC.	JACKSON NATIONAL LIFE INS	4,313,636.36

PRINCETON ADVISORY GROUP	ROSEDALE CLO II LTD	2,716,836.11
PRINCETON ADVISORY GROUP	ROSEDALE CLO LTD	991,381.57
PRUDENTIAL INS CO. OF AMERICA	DRYDEN XI LEVERAGE LOAN CDO 06	5,056,180.53
PRUDENTIAL INS CO. OF AMERICA	DRYDEN XVI - LEVERAGED LOAN CD	3,115,044.16
PRUDENTIAL INVESTMENT MGMT	DRYDEN IX SENIOR LOAN	2,467,998.71
PRUDENTIAL INVESTMENT MGMT	DRYDEN XVIII LEVERAGED LOAN 20	4,097,954.54
PRUDENTIAL INVESTMENT MGMT	LOAN FUNDING V LLC	2,588,181.82
Raymond James Bank	RAYMOND JAMES BANK FSB	22,770,415.42
RESOURCE AMERICA	APIDOS CDO I	2,609,316.28
RESOURCE AMERICA	APIDOS CDO II	2,189,583.34
RESOURCE AMERICA	APIDOS CDO III LTD	3,031,693.25
RESOURCE AMERICA	APIDOS CDO IV LTD.	1,947,666.43
RESOURCE AMERICA	APIDOS CDO V	2,921,017.67
RESOURCE AMERICA	APIDOS CDO VI	1,983,723.94
RESOURCE AMERICA	APIDOS CINCO CDO	3,019,545.46
RESOURCE AMERICA	APIDOS QUATTRO	2,494,075.39
SEIX	MOUNTAIN VIEW CLO II LTD.	5,176,363.64
SEIX	MOUNTAIN VIEW CLO III	5,176,363.64
SILVERMINE CAPITAL MANAGEMENT	CANNINGTON FUNDING LTD	3,704,202.21
SILVERMINE CAPITAL MANAGEMENT	COMSTOCK FUNDING LTD	4,309,851.29
SILVERMINE CAPITAL MANAGEMENT	GREENS CREEK FUNDING LTD	4,015,799.27
SILVERMINE CAPITAL MANAGEMENT	LOAN FUNDING XIII LLC	6,384,804.91
STANFIELD CAPITAL PARTNERS	EAGLE LOAN TRUST	2,459,527.52
STANFIELD CAPITAL PARTNERS	STANFIELD ARNAGE CLO LTD	4,143,727.48
STANFIELD CAPITAL PARTNERS	STANFIELD AZURE CLO LTD	3,070,620.24
STANFIELD CAPITAL PARTNERS	STANFIELD BRISTOL CLO LTD	2,403,953.58
STANFIELD CAPITAL PARTNERS	STANFIELD DAYTONA CLO, LTD.	5,142,519.51
STANFIELD CAPITAL PARTNERS	STANFIELD MCLAREN CLO, LTD.	4,960,761.44
STANFIELD CAPITAL PARTNERS	STANFIELD MODENA CLO LTD	1,291,251.02
STANFIELD CAPITAL PARTNERS	STANFIELD VANTAGE CLO LTD	2,586,051.89

STANFIELD CAPITAL PARTNERS	STANFIELD VEYRON CLO LTD	2,154,688.26
STANFIELD CAPITAL PARTNERS	XL RE EUROPE LIMITED	3,019,545.46
STONE HARBOR INVESTMENT PARTNERS	LIBRA GLOBAL LIMITED	215,681.82
STONE HARBOR INVESTMENT PARTNERS	SAN JOAQUIN COUNTY EMPLOY RTRE	647,045.46
STONE TOWER CAPITAL	CORNERSTONE CLO LTD	283,914.63
STONE TOWER CAPITAL	GRANITE VENTURES I LTD	862,727.27
STONE TOWER CAPITAL	GRANITE VENTURES II LTD	0.50
STONE TOWER CAPITAL	GRANITE VENTURES III LTD	0.50
STONE TOWER CAPITAL	RAMPART CLO 2006-I LTD.	799,539.18
STONE TOWER CAPITAL	RAMPART CLO 2007 LTD	702,903.24
STONE TOWER CAPITAL	STONE TOWER CDO II LTD	991,381.57
STONE TOWER CAPITAL	STONE TOWER CLO III LTD	396,903.20
STONE TOWER CAPITAL	STONE TOWER CLO IV LTD	409,898.27
STONE TOWER CAPITAL	STONE TOWER CLO V LTD	390,571.26
STONE TOWER CAPITAL	STONE TOWER CLO VI LTD.	0.01
STONE TOWER CAPITAL	STONE TOWER CLO VII LTD.	966,425.01
SUMITOMO TR & BANKING CO. LTD.	SUMITOMO TRUST & BANKING CO LT	6,039,090.91
SUN TRUST FACTORS	BAKER STREET CLO IV LTD.	0.03
SUN TRUST FACTORS	BAKER STREET FUNDING CLO 2005	2,588,181.87
SUN TRUST FACTORS	GRAND HORN CLO LTD	4,949,112.65
TABERNA	TABERNA PREFERRED FUNDING VIII	21,568,181.82
TALL TREE INVESTMENT MGMT	FOUNDERS GROVE CLO LTD	1,725,454.54
TALL TREE INVESTMENT MGMT	GRANT GROVE CLO, LTD.	1,725,454.54
TRIMARAN	TRIMARAN CLO IV LTD	2,588,181.82
TRIMARAN	TRIMARAN CLO V LTD	3,576,723.50
TRIMARAN	TRIMARAN CLO VI LTD	3,576,723.50
TRIMARAN	TRIMARAN CLO VII LTD	5,176,363.64
WHITE HORSE CAPITAL	WHITEHORSE I LTD	862,727.27
WHITE HORSE CAPITAL	WHITEHORSE III LTD	2,588,181.82
WHITE HORSE CAPITAL	WHITEHORSE IV, LTD.	3,450,909.09
WHITE HORSE CAPITAL	WHITEHORSE V LTD	3,450,909.09
Borrower : CB Richard Ellis Services Inc Facility Subtotal :		949,000,000.00

Schedule 3.08

Subsidiaries

CBRE Subsidiaries

Sub No.	Name of Subsidiary	Country of Incorporation	Ownership Percentage of Borrower/Other Subsidiaries	Immaterial Subsidiary (Check if Applicable)	Investment Subsidiary (Check if Applicable)	Guarantor (Check if Applicable)	Pledged (Check if Applicable)
0	CB Richard Ellis Services, Inc.	United States	100% - CB Richard Ellis Group, Inc.			x	x
0a	CB/TCC, LLC	United States	85.08% - Sub No. 0 14.92% - Sub No. 284			x	x
0b	CB HoldCo, Inc.	United States	88.22% - Sub No. 0a (voting shares); 11.15% - Sub No. 302; 0.39% (Trammell Crow Dallas/Fort Worth, Ltd.); 0.08% (Trammell Crow Houston, Ltd.); and 0.16% (Trammell Crow Cerntal Texas, Ltd.)			x	x
1	CB Richard Ellis, Inc.	United States	100% - Sub. No. 0b			x	x
2	Insignia Financial Group, LLC	United States	100% - Sub No. 1	x			x
3	CB Richard Ellis Real Estate Services, LLC	United States	100% - Sub No. 2	x			x
4	CBRE Stewardship U.S.A., LLC	United States	100% - Sub No. 1	x
5	CBRE Consulting, Inc.[2]	United States	100% - Sub No. 1				x
6	Global Professional Assurance Company[1]	United States	100% - Sub No. 1	x
7	CBRE Finance Company	United States	100% - Sub No. 1	x
8	Insignia Acquisition Corporation	United States	100% - Sub No. 3	x
9	CBRE Capital Markets, Inc.	United States	100% - Sub No. 1			x	x
10	CBRE/LJM-Nevada, Inc.	United States	100% - Sub No. 9			x	x
11	Insignia/ESG Capital Corporation	United States	100% - Sub No. 3			x	x
12	I/ESG-Octane Holdings, L.L.C.	United States	99% - Sub No. 3 1% - Sub No. 2	x
13	CBRE Glades GP, LLC	United States	100% - Sub No. 60i	x
14	Intentionally Deleted
15	CBRE-Profi Acquisition Corp.	United States	100% - Sub No. 1	x			x
16	CB Richard Ellis Investors, Inc.	United States	100% - Sub No. 1		x	x	x
17	Intentionally Deleted
18	CB Richard Ellis - Charlotte, LLC	United States	100% - Sub No. 1	x			x
19	Vincent F. Martin, Jr., Inc.	United States	100% - Sub No. 1			x	x
20	Intentionally Deleted
21	Insignia ML Properties, LLC	United States	100% - Sub No. 3	x
22	IIII-BB Holdings, LLC	United States	99% - Sub No. 3 1% - Sub No. 2	x
23	Westmark Real Estate Acquisition Partnership, L.P.	United States	20.87% - Sub No. 1 79.13% - Sub No. 19			x	x
24	HoldPar A	United States	99.966% - Sub No. 23 0.034% - Sub No. 25			x	x
25	HoldPar B	United States	99.999% - Sub No. 23 0.001% - Sub No. 24			x	x
26	CB Richard Ellis Investors, L.L.C.[5]	United States	79.13323% - Sub No. 24 20.86677% - Sub No. 25		x	x	x
27	CBRE Investors 1031, LLC	United States	99% - Sub No. 26 1% - Sub No. 16		x
28	CBRE Fort I MT, LLC	United States	100% - Sub No. 27		x
29	CBREI 1031 Fort I, L.L.C.	United States	100% - Sub No. 27		x
30	CBREI Manager, L.L.C.	United States	100% - Sub No. 26		x
31	CBREI Funding, L.L.C.	United States	100% - Sub No. 26		x
32	CB Richard Ellis Partners II, LLC	United States	92.896% - Sub No. 31 Carry 65% - Sub No. 40		x
33	Global Innovation Contributors, LLC	United States	98.1% - Sub No. 26		x
34	Global Innovation Advisor, LLC	United States	100% - Sub No. 26		x
35	CB Richard Ellis SI, LLC	United States	95% - Sub No. 26 Carry 70% - Sub No. 40		x
36	CB Richard Ellis Partners, LLC	United States	100% - Sub No. 35	x	x
37	CB Richard Ellis Strategic Investors, LLC	United States	90.39% - Sub No. 35		x
38	CB Richard Ellis Value Investors, LLC	United States	100% - Sub No. 26	x	x
39	CB Richard Ellis Venture Investors, LLC	United States	77.33% - Sub No. 26		x
40	CBRE Investors Executive Holdings Company L.L.C.	United States	73% - 81%% - Sub No. 26	x	x
41	LJMGP, LLC	United States	100% - Sub No. 9	x
42	CBRE/LJM Mortgage Company, L.L.C.	United States	100% - Sub No. 10			x	x
43	CBRE Capital Markets of Texas, LP	United States	99.99% LP - Sub No. 10 0.01% GP - Sub No. 42			x	x
44	Koll Investment Management, Inc.	United States	100% - Sub No. 1	x
45	KE Holdings, L.P.	United States	85.82% - Sub No. 44	x			x
46	KB Investors I	United States	50.1% - Sub No. 44	x
47	KB Investors II	United States	50.1% - Sub No. 44	x
48	Koll Partnerships I, Inc.[2]	United States	100% - Sub No. 1	x			x
49	Koll Partnerships II, Inc.	United States	100% - Sub No. 1	x
50	Bonutto-Hofer Investments	United States	100% - Sub No. 48	x
51	Koll Capital Markets Group, Inc.	United States	100% - Sub No. 1	x
52	Koll Capital Markets Subtier, LP	United States	100% - Sub No. 51	x

Sub No.	Name of Subsidiary	Country of Incorporation	Ownership Percentage of Borrower/Other Subsidiaries	Immaterial Subsidiary (Check if Applicable)	Investment Subsidiary (Check if Applicable)	Guarantor (Check if Applicable)	Pledged (Check if Applicable)
53	IIII-BSI Holdings, LLC	United States	99% - Sub No. 3 1% - Sub No. 2	x
54	IIII - SSI Holdings, LLC[2]	United States	99% - Sub No. 3 1% - Sub No. 2
55	CB Richard Ellis SPE II GP LLC	United States	81.45 - Sub No. 16		x
55a	CB Richard Ellis SPE II CarryCo LLC	United States	100% Units -Sub No. 16; Carry 97.27% Sub No. 40, 2.73% Sub No. 60p		x
56	CB Richard Ellis DB Co-Invest LLC	United States	86.69% - Sub No. 16; Carry 97.32% Sub No. 40, 2.68% - Sub No. 60p		x
57	CB Richard Ellis SPUK GP II LLC	United States	81.45% - Sub No. 16		x
58	LJMCO Management Dedicated Team Pool, LLC	United States	Controlling	x
59	LJMCO Executive Team Pool, LLC	United States	Controlling	x
60	CBRE Realty Finance Management, LLC	United States	50% - Sub No. 9 33% - Sub No. 58 17% - Sub No. 59	x
60a	CBRE Investors Executive Holding Company (SP 1), LLC	United States	approx. 81% - Sub No. 26	x	x
60b	CB Richard Ellis Partners III, LLC	United States	69.27 - Sub No. 26 Carry 65% - Sub No. 40		x
60c	CB Richard Ellis Strategic Investors U.S. IV, LLC	United States	.69% - .75% - Sub No. 26 Carry 57.57 - 62.37% - Sub No. 40	x	x
60d	CB Richard Ellis Partners U.S. IV, LLC	United States	25.569% - Sub No. 26 Carry 100% - Sub No. 60c		x
60e	CBRE Strategic U.S. IV Blocker GP, LLC	United States	100% - Sub No. 26	x	x
60f	CBRE Advisors, LLC	United States	14% - Sub No. 26 65% - Sub No. 40	x	x
60g	CBRE REIT Holdings, LLC	United States	100% A units & 14% B units - Sub No. 26 65 B units - Sub No. 40 100% C units - Sub No. 60f	x	x
60h	CB Richard Ellis Global Real Estate Securities, LLC	United States	50.1% - Sub No. 26		x
60i	CBRE Real Estate Investment Holding, LLC	United States	100% - Sub No. 2	x
60j	Global Innovation Manager, LLC	United States	0% (manager Sub No. 26)	x	x
60k	CBREI Fort 2 MT, LLC	United States	100% - Sub No. 27		x
60l	CBREI Fort 2, LLC	United States	100% - Sub No. 27		x
60m	CB Richard Ellis Strategic Investors II, LLC	United States	0% (manager Sub No. 26)		x
60n	CB Richard Ellis Strategic Investors III, LLC	United States	0% (manager Sub No. 26)		x
60o	CBRE Investors Partners Pool 04, LLC	United States	0% (manager Sub No. 26)	x	x
60p	CBRE Investors Partners Pool 05, LLC	United States	0% (manager Sub No. 26)	x	x
61	CB Richard Ellis Pty Ltd.	Australia	100% - Sub No. 185
62	CB Richard Ellis (B) Pty Ltd	Australia	100% - Sub No. 61
63	CB Richard Ellis (P) Pty Ltd	Australia	100% - Sub No. 61
64	CB Richard Ellis (W) Pty Ltd	Australia	100% - Sub No. 61
65	Richard Ellis (Western Australia) Trust	Australia	100% - Sub No. 61
66	CB Richard Ellis (S) Pty Ltd	Australia	100% - Sub No. 61
67	Intentionally Deleted
68	CB Richard Ellis (V) Pty Ltd	Australia	100% - Sub No. 61
69	CB Richard Ellis (N2) Pty Ltd	Australia	100% - Sub No. 61
70	Intentionally Deleted
71	CB Richard Ellis (M) Pty Ltd	Australia	100% - Sub No. 65
72	Intentionally Deleted
73	CB Richard Ellis (C) Pty Ltd	Australia	100% - Sub No. 61
74	CB Richard Ellis Swalehynes Pty Ltd	Australia	75% - Sub No. 80 15% - Sub No. 372 5% - Sub No. 81 5% - Sub No. 373
75	CB Richard Ellis (P) Holdings Pty Ltd	Australia	100% - Sub No. 61
76	Retail Estate Pty Ltd	Australia	100% - Sub No. 61
77	Fralnide Pty Ltd	Australia	100% - Sub No. 61
78	CB Richard Ellis Swalehynes Worldwide Pty Ltd	Australia	100% - Sub No. 74
79	CB Richard Ellis (A) Pty Ltd	Australia	100% - Sub No. 61
80	CB Richard Ellis (GCS) Pty Ltd	Australia	100% - Sub No. 61
81	Nichprop Australia Pty Ltd	Australia	100% - Sub No. 80
82	CB Richard Ellis GmbH	Austria	100% - Sub No. 185
83	CB Richard Ellis S.A.	Belgium	99.9% - Sub No. 185 0.1% - Sub No. 220
84	CB Richard Ellis Facilities Management BVBA	Belgium	99.5% - Sub No. 185 0.5% - Sub No. 219
85	Insignia RE Belgium SA	Belgium	99.84% - Sub No. 186 0.16% - Sub No. 252
86	CB Richard Ellis Retail BVBA	Belgium	100% - Sub No. 83
87	CB Richard Ellis do Brasil Ltda	Brazil	99% - Sub No. 185 1% - Sub No. 1
88	CB Richard Ellis Servicios do Brasil Ltda.	Brazil	99% - Sub No. 185 1% - Sub No. 1
89	Richard Ellis (Canada) Inc.	Canada	100% - Sub No. 185
90	Richard Ellis (B.C.) Inc.	Canada	100% - Sub No. 89

Sub No.	Name of Subsidiary	Country of Incorporation	Ownership Percentage of Borrower/Other Subsidiaries	Immaterial Subsidiary (Check if Applicable)	Investment Subsidiary (Check if Applicable)	Guarantor (Check if Applicable)	Pledged (Check if Applicable)
91	CB Richard Ellis Limited	Canada	100% - Sub No. 1				x
92	CB Richard Ellis Quebec, Limitee	Canada	100% - Sub No. 91
93	Sommerfeld Commercial Real Estate Inc.	Canada	100% - Sub No. 91
94	Richard Ellis Securities (Canada) Inc.	Canada	100% - Sub No. 89
95	CB Richard Ellis Holdings Limited	Canada	100% - Sub No. 91
96	CB Richard Ellis Global Corporate Services	Canada	.01% - Sub No. 95 99.99% - Sub No. 91
97	CB Richard Ellis Advisory Services Inc.	Canada	100% - Sub No. 91
98	CB Richard Ellis Property Consultants Ltd., Shanghai	China	95% - Sub No. 134
99	CB Richard Ellis (Abu Dhabi) LLC (Controlled by CB Richard Ellis)	UAE	49% - Sub No. 215
100	Beijing CB Richard Ellis Property Management Ltd.	China	95% - Sub No. 134
101	Guangzhou CB Richard Ellis Property Management Limited	China	100% - Sub No. 134
102	CB Richard Ellis (Dubai) LLC (Controlled by CB Richard Ellis)	UAE	49% - Sub No. 215
103	CB Richard Ellis S.A.	Columbia	95% - Sub No. 185 5% - Sub No. 218
104	CB Richard Ellis Servicios S.A.	Costa Rica	99.9% - Sub No. 185 0.1% - Sub No. 1
105	Noble Gibbons Limited	Cyprus	100% - Sub No. 1				x
106	CB Richard Ellis s.r.o.	Czech Republic	100% - Sub No. 185
107	CB Richard Ellis S.A.	Dominican Republic	94% - Sub No. 185 2% - Sub No. 1 1% - Sub No. 2 1% - Sub No. 3 1% - Sub No. 42 1% - Sub No. 26	x
108	CB Richard Ellis Holding SAS	France	98.39% - Sub No. 185 1.61% - Sub No. 186
109	Intentionally Deleted
110	Nathan Investissements	France	100% - Sub No. 187		x
111	Intentionally Deleted
112	CB Richard Ellis Residentiel SAS	France	100% - Sub No. 108
113	CB Richard Ellis Ressouces GIE	France	10% - Sub No. 112 20% - Sub No. 119 8% - Sub No. 118 5% - Sub No. 115 15% - Sub No. 124 7% - Sub No. 125 5% - Sub No. 126 5% - Sub No. 127 5% - Sub No. 128 15% - Sub No. 108 5% - Sub No. 129
114	CB Richard Ellis Facilities Management SAS	France	100% - Sub No. 185
115	CB Richard Ellis Investment SAS	France	100% - Sub No. 108
116	CB Richard Ellis Investors SAS	France	100% - Sub No. 185		x
117	Intentionally Deleted
118	CB Richard Ellis Corporate SAS	France	100% - Sub No. 108
119	CB Richard Ellis Agency SAS	France	100% - Sub No. 108
120	CBRE Finance France Holdings SAS	France	100% - Sub No. 108
121	CB Richard Ellis Debt Advisory SAS	France	100% - Sub No. 185
122	C&T Retail	Belgium	100% - Sub No. 86
123	CB Richard Ellis Bourdais Courcelles SAS	France	100% - Sub No. 108
124	CB Richard Ellis Property Management SAS	France	100% - Sub No. 108
125	CB Richard Ellis Valuation SARL	France	100% - Sub No. 108
126	CB Richard Ellis Consulting SARL	France	100% - Sub No. 108
127	CB Richard Ellis Rhone-Alpes SAS	France	100% - Sub No. 108
128	CB Richard Ellis Mediterranee SARL	France	100% - Sub No. 108
129	Easyburo SAS	France	100% - Sub No. 108
130	CB Richard Ellis Facilities Management GmbH	Germany	100% - Sub No. 185
131	CB Richard Ellis GmbH	Germany	100% - Sub No. 185
132	CB Richard Ellis Investors GmbH	Germany	100% - Sub No. 187		x
133	CB Richard Ellis Facilities Management GmbH	Austria	100% - Sub No. 185
134	CB Richard Ellis Limited	Hong Kong	64% - Sub No. 185 36% - Sub No. 0				x
135	CB Richard Ellis Holdings Limited	Mauritius	100% - Sub No. 201
136	Intentionally Deleted
137	CB Richard Ellis AS K.K.	Japan	100% - Sub No. 158
138	Horizon AM Services Pty Ltd	Australia	50% - Sub No. 61 (Controlling Interest)
139	CB Richard Ellis Mauritius Limited	Mauritius	100% - Sub No. 185
140	Intentionally Deleted
141	Intentionally Deleted
142	Intentionally Deleted
143	CB Richard Ellis Global Facilities Management Limited	Hong Kong	100% - Sub No. 134
144	Insignia Brooke (Hong Kong) Limited	Hong Kong	100% - Sub No. 3				x
145	CB Commercial Real Estate Group Limited	Hong Kong	100% - Sub No. 134
146	CB Richard Ellis KFT (Budapest, Hungary)	Hungary	100% - Sub No. 185
147	Intentionally Deleted
148	CB Richard Ellis Facilities Management Limited	Ireland	100% - Sub No. 185
149	Mareagle Ltd.	Ireland	100% - Sub No. 220

Sub No.	Name of Subsidiary	Country of Incorporation	Ownership Percentage of Borrower/Other Subsidiaries	Immaterial Subsidiary (Check if Applicable)	Investment Subsidiary (Check if Applicable)	Guarantor (Check if Applicable)	Pledged (Check if Applicable)
150	CB Richard Ellis	Ireland	90% - Sub No. 149 10% - Sub No. 265
151	CB Richard Ellis (Israel) Limited	Israel	100% - Sub No. 185
152	CB Richard Ellis Professional Services SpA	Italy	51% - Sub No. 185
153	CB Richard Ellis Facilities Management SRL	Italy	90.91% - Sub No. 185 9.09% - Sub No. 219
154	CB Richard Ellis SpA	Italy	90% - Sub No. 252 10% - Sub No. 186
155	CB Richard Ellis Management Services SRL	Italy	100% - Sub No. 154
156	CB Richard Ellis Investors SpA	Italy	95% - Sub No. 187 5% - Sub No. 185		x
157	CB Richard Ellis Investors SGR pA	Italy	96% - Sub No. 187 4% - Sub No. 185		x
158	CB Richard Ellis K.K.	Japan	62.58% - Sub No. 0				x
159	CB Richard Ellis Investors Holdings KK	Japan	100% - Sub No. 185		x
160	CBREI Lease Management YK	Japan	100% - Sub No. 159		x
161	CBRE Japan KK	Japan	100% - Sub No. 158
162	K.K. Ikoma Datea Service System	Japan	100% - Sub No. 158
163	CB Richard Ellis Corporate Service K.K.	Japan	100% - Sub No. 158
164	Intentionally Deleted
165	CB Richard Ellis Investors (Jersey) Ltd.	Jersey	100% - Sub No. 187		x
166	CB-SPUK Carry Co. 1 Limited	Jersey	53.89% Sub No. 16 22.11% Sub No. 40	x	x
167	CB-SPUK Carry Co. 2 Limited	Jersey	47.501-52.501% - Sub No. 16 14.999% - Sub No. 40	x	x
168	CB Richard Ellis Korea Company Limited	Korea	100% - Sub No. 201
169	CB Richard Ellis S.A. (Luxembourg)	Luxembourg	99.9% - Sub No. 83
170	CBRE Luxembourg Finance SARL	Luxembourg	100% - Sub No. 250
171	CB Richard Ellis European Warehousing Sarl (fka CB Richard Ellis Strategic Partners SARL)	Luxembourg	Shares 100% - Sub No. 187; Preferred Shares 78.46% - Sub No. 187; CR Loan Notes 60% - Sub No. 300; DB Loan Notes 62% - Sub No. 56		x
172	SPE Office SARL	Luxembourg	100% - Sub No. 171		x
173	SPE Finance SARL	Luxembourg	100% - Sub No. 171		x
174	CB Richard Ellis Investors SARL	Luxembourg	100% - Sub No. 187		x
175	Intentionally Deleted
176	CB Richard Ellis SPE II Co-Invest SARL	Luxembourg	59.04% - Sub No. 55a, 0.02% - Sub No. 16; Carry 59.94% Sub No. 55a		x
177	CB Richard Ellis Investors DR Co-Invest SARL	Luxembourg	49.824% - Sub No. 26 Carry 57.65-67.5%-Sub No. 40		x
178	S. Asia Real Estate Services (Holdings) Ltd.	Mauritius	100% - Sub No. 3
179	CB Richard Ellis S.A. de C.V.	Mexico	99% - Sub No. 185 1% - Sub No. 1
180	CB Richard Ellis Servicios S.A. de C.V.	Mexico	99% - Sub No. 185 1% - Sub No. 1
181	Insignia/ESG de Mexico S. de R.L. de C.V.	Mexico	99.99967% - Sub No. 2 0.00033% - Sub No. 3
182	Respaldo Inmobilario S.C.	Mexico	99.99967% - Sub No. 2 0.00033% - Sub No. 3
183	Grupo Inmobiliario Inova, S.A. de C.V.	Mexico	99% - Sub No. 192 1% - Sub No. 3
184	CBR Ellis, S.a.r.l Di Associe Unique	Morocco	100% - Sub No. 207
185	Relam Amsterdam Holdings B.V.	Netherlands	98.85% - Sub No. 1 1.15% - Sub No. 3				x
186	CBRE B.V.	Netherlands	100% - Sub No. 185
187	CB Richard Ellis Investors Europe B.V.	Netherlands	100% - Sub No. 185		x
188	CB Richard Ellis, B.V.	Netherlands	100% - Sub No. 185
189	CB Richard Ellis Valuations B.V.	Netherlands	100% - Sub No. 188
190	Insignia (BDR) BV	Netherlands	100% - Sub No. 186
191	Insignia BDR Taxatie & Advies BV	Netherlands	100% - Sub No. 190
192	Froilan Holding, B.V.	Netherlands	100% - Sub No. 3
193	CB Richard Ellis Financial Services B.V.	Netherlands	100% - Sub No. 185
194	CB Richard Ellis Facilities Management B.V.	Netherlands	100% - Sub No. 185
195	CB Richard Ellis Ltd. (N.Z.)	New Zealand	100% - Sub No. 185
196	CB Richard Ellis (Agency) Ltd. (N.Z.)	New Zealand	100% - Sub No. 195
197	Intentionally Deleted
198	CB Richard Ellis Polska Sp. Zo.o	Poland	100% - Sub No. 185
199	CB Richard Ellis Sociedade de Mediacao Imobiliaria Lda	Portugal	100% - Sub No. 185
200	CB Richard Ellis, LLC	Russia	100% - Sub No. 105
201	CB Richard Ellis (Pte) Ltd.	Singapore	100% - Sub No. 185
202	CB Richard Ellis Management Pte Ltd.	Singapore	100% - Sub No. 201
203	Intentionally Deleted
204	CB Richard Ellis s.r.o.	Slovak Republic	100% - Sub No. 82
205	REI S. Africa Holdings (Pty) Ltd (Pretoria, South Africa)	South Africa	91.6% - Sub No. 185
206	CB Richard Ellis Facilities Management S.L.	Spain	100% - Sub No. 185

Sub No.	Name of Subsidiary	Country of Incorporation	Ownership Percentage of Borrower/Other Subsidiaries	Immaterial Subsidiary (Check if Applicable)	Investment Subsidiary (Check if Applicable)	Guarantor (Check if Applicable)	Pledged (Check if Applicable)
207	CB Richard Ellis S.A. (Madrid, Spain)	Spain	90.83% - Sub No. 185 9.16% - Sub No. 219 0.01% - Sub No. 186
208	Richard Ellis Espana S.L. (Socieda Unipersonal)	Spain	100% - Sub No. 207
209	CBRE Gestion Inmobiliaria S.L.	Spain	100% - Sub No. 207
210	CBRE Sweden A.B.	Sweden	100% - Sub No. 15				x
211	CB Richard Ellis A.B.	Sweden	100% - Sub No. 210
212	CB Richard Ellis Facilities Management GmbH	Switzerland	100% - Sub No. 185
213	Intentionally Deleted
214	Intentionally Deleted
215	CB Richard Ellis FZ LLC	UAE	100% - Sub No. 185
216	CBRE Stewardship Company	United Kingdom	100% - Sub No. 1				x
217	CB Richard Ellis Commercial Limited	United Kingdom	100% - Sub No. 216
218	CB Intermediate Limited	United Kingdom	100% - Sub No. 217
219	CB Richard Ellis (Registrars) Ltd.	United Kingdom	100% - Sub No. 1				x
220	CB Richard Ellis Limited	United Kingdom	99.9% - Sub No. 1 0.07% - Sub No. 3 0.03% - Sub No. 0				x
221	CB Richard Ellis Facilities Management Limited	United Kingdom	100% - Sub No. 219
222	CB Richard Ellis Management Services Limited	United Kingdom	100% - Sub No. 220
223	CBRE FM Services Limited	United Kingdom	100% - Sub No. 221
224	CBRE European Treasury Limited	United Kingdom	100% - Sub No. 220
225	CB Richard Ellis Investors UK Holdings Limited	United Kingdom	100% - Sub No. 220		x
226	SP UK (GP1) Limited	United Kingdom	100% - Sub No. 225	x	x
227	CB-SPUK Investment Adviser Ltd.	United Kingdom	100% - Sub No. 225	x	x
228	CB Richard Ellis Collective Investors Limited	United Kingdom	100% - Sub No. 225		x
229	CB Richard Ellis Financial Services Limited	United Kingdom	100% - Sub No. 220
230	Intentionally Deleted
231	Intentionally Deleted
232	Intentionally Deleted
233	Intentionally Deleted
234	Intentionally Deleted
235	Intentionally Deleted
236	Intentionally Deleted
237	Intentionally Deleted
238	Intentionally Deleted
239	Intentionally Deleted
240	Intentionally Deleted
241	Intentionally Deleted
242	Intentionally Deleted
243	Intentionally Deleted
244	Intentionally Deleted
245	Intentionally Deleted
246	Intentionally Deleted
247	Intentionally Deleted
248	Intentionally Deleted
249	Intentionally Deleted
250	CBRE Finance Europe LLP	United Kingdom	90% - Sub No. 0 10% - Sub No. 1				x
251	CB Richard Ellis Investor Partner Limited	United Kingdom	100% - Sub No. 225		x
252	Insignia Europe Holdings Limited	United Kingdom	100% - Sub No. 185
253	Intentionally Deleted
254	Intentionally Deleted
255	CB Richard Ellis Corporate Capital Limited	United Kingdom	100% - Sub No. 220
256	Intentionally Deleted
257	CB Richard Ellis Financial Ltd. (fka: Insignia Financial Services Limited)	United Kingdom	100% - Sub No. 220
258	CB Richard Ellis Hamptons International Limited	United Kingdom	100% - Sub No. 220
259	CBRE Limited (fka: Insignia Richard Ellis Limited)	United Kingdom	100% - Sub No. 220
260	CB Richard Ellis Investors Ltd. (fka: Atlantic Fund Mgmt Ltd)	United Kingdom	100% - Sub No. 225		x
261	Intentionally Deleted
262	Intentionally Deleted
263	Intentionally Deleted
264	CB Richard Ellis Hotels Limited (fka: Insignia Hotels Limited)	United Kingdom	100% - Sub No. 3				x
265	Fintan Limited	United Kingdom	100% - Sub No. 220
266	CB Richard Ellis N.I. Limited	N. Ireland	98% - Sub No. 150
267	CB Richard Ellis Real Estate Finance Limited	United Kingdom	100% - Sub No. 220
268	CB Richard Ellis Jersey Limited	United Kingdom	100% - Sub No. 2220
269	CB Richard Ellis Indirect Investment Services Limited	United Kingdom	100% - Sub No. 220
270	Intentionally Deleted
271	CB Richard Ellis PT GP Limited	United Kingdom	100% - Sub No. 225		x
272	Intentionally Deleted
273	CB Richard Ellis Loan Servicing Limited	United Kingdom	100% - Sub No. 220
274	Intentionally Deleted
275	Intentionally Deleted
276	REI Investments Limited	United Kingdom	100% - Sub No. 219
277	Richard Ellis SA	Switzerland	100% - Sub No. 185
278	CB Richard Ellis Services (Jersey) Limited	United Kingdom	100% - Sub No. 220
279	CB Richard Ellis - Consultoria e Avaliação de Imóveis, Unipessoal Lda	Portugal	100% - Sub No. 199
280	The Polacheck Company, Inc.	United States	100% - Sub No. 1			x	x
281	Polacheck Property Management Corp.[2]	United States	100% - Sub No. 1	x

Sub No.	Name of Subsidiary	Country of Incorporation	Ownership Percentage of Borrower/Other Subsidiaries	Immaterial Subsidiary (Check if Applicable)	Investment Subsidiary (Check if Applicable)	Guarantor (Check if Applicable)	Pledged (Check if Applicable)
282	CB Richard Ellis Hawaii, Inc.	United States	100% - Sub No. 1	x			x
283	PAC, Inc.	United States	100% - Sub No. 280	x
284	CB/TCC Global Holdings Limited	United Kingdom	100% - Borrower			x	x
285	CB/TCC Holdings, LLC	United States	100% - Borrower			x	x
286	CB Richard Ellis DH CarryCo LLC	United States	Shares 100% - Sub No. 16; Carry 97.32% - Sub No. 40, 2.68% - Sub No. 290	x	x
287	CB Richard Ellis DH Co-Invest Sarl	Luxembourg	Shares 100% - Sub No. 286; Carry 60% - Sub No. 286		x
288	Intentionally Deleted
289	CBRE GRES Holdings, LLC	United States	100% - Sub No. 60h	x	x
290	CBRE Investors GLT Carryco, L.L.C. (fka CBRE Investors Partners Pool 06, L.L.C.)	United States	0% (Manager Sub No. 26)	x	x
291	Intentionally Deleted
292	CB Richard Ellis SPE III G.P. LLC	United States	100% - Sub No. 16	x	x
293	CB Richard Ellis SPE III CarryCo, L.L.C.	United States	Shares 87.77% - Sub No. 16; Carry 57.05% - Sub No. 40, 1.35% - Sub No. 16, 1.61% - Sub No. 290		x
294	CB Richard Ellis SPE III Co-Invest 1 Sarl	Luxembourg	9.58% - Sub No. 16, 59.45% - Sub No. 293		x
294a	Miroir Holdings Sarl	Luxembourg	100% - Sub No.172		x
295	CB Richard Ellis SPE III Co-Invest 2 LLC	United States	100% - Sub No. 16		x
296	CB SPUK Carry Co 3 Limited	Jersey	50.001% - Sub No. 16 13.1% - Sub No. 40 2.3% - Sub No. 60o 34.6% - UK Team	x	x
297	CB Richard Ellis SPUK G.P. III, LLC	United States	100% - Sub No. 16		x
298	Intentionally Deleted				x
299	CB Richard Ellis Investors GMM Limited	United Kingdom	100% - Sub No. 225		x
299a	CB Richard Ellis Investors Corporate Director Limtied (fka CB Richard Ellis GMM GP1)	United Kingdom	100% - Sub No. 225		x
299b	Oxford Property Consultants Limited	United Kingdom	100% - Sub No. 225		x
299c	CB Richard Ellis Alpha Plus Warehousing Limited	Jersey	100% - Sub No. 26		x
299d	CB Richard Ellis Alpha Warehousing Limited	Jersey	100% - Sub No. 26		x
300	CB Richard Ellis CR Carryco, LLC	United States	40% - Sub no. 26 60% - Sub No. 60a		x
301	Trammell Crow Company	United States	Senior Debt 100% - Sub No. 0a; Equity 50% - Sub No. 0a			x	x
302	Trammell Crow Services, Inc.	United States	100% - Sub No. 301			x	x
303	CB Richard Ellis Brokerage Services, Inc.	United States	100% - Sub No. 1	x
304	CB Richard Ellis Commercial Limited LLC	United States	100% - Sub No. 1	x
305	CB Richard Ellis / Pittsburgh, LP	United States	100% - Sub No. 1	x
306	CB Richard Ellis Specialty Realty, Inc.	United States	100% - Sub No. 0b	x
307	CB Richard Ellis Sports, LLC	United States	83.333% - Sub No. 305	x
308	CB Richard Ellis St. Louis, LLC	United States	60.606% - Sub No. 1 39.394% - Sub No. 302	x
309	CB Richard Ellis St. Louis Services, LLC	United States	100% - Sub No. 308	x
310	CB Richard Ellis Tucson, LLC	United States	100% - Sub No. 1	x
311	CBRE Capital Corporation	United States	100% - Sub No. 302	x
312	CBRE HMF, Inc.[6]	United States	100% - Sub No. 9	x
313	CBRE Multifamily Capital, Inc.[6]	United States	100% - Sub No. 9
314	CBRE Security Services, Inc.	United States	100% - Sub No. 1	x
315	CBRE Technical Services, LLC	United States	100% - Sub No. 1			x	x
316	CBRE Tucson Management Services, L.L.C.	United States	50% JV - Sub No. 310	x
317	Octane Ventures, LLC	United States	25% - Sub No. 1 25% - Sub No. 301 25% Sub No. 12	x
318	TC Contractors DC, Inc.	United States	100% - Sub No. 0b	x
319	TC Contractors, Inc.	United States	100% - Sub No. 0b	x
320	TC IL Contractors, Inc.	United States	100% - Sub No. 0b	x
321	TC Servicenet, Inc.	United States	100% - Sub No. 0b	x
322	TC Services Florida, Inc.	United States	100% - Sub No. 0b	x
323	TCC General Agency, Inc.	United States	100% - Sub No. 324	x
324	TCC Risk Services, Inc.	United States	100% - Sub No. 0b	x
325	TCS Ohio Brokerage, Inc.	United States	100% - Sub No. 1	x
326	CBRE Redmond Woods Washington, Inc.	United States	100% - Sub No. 1	x
327	Trammell Crow Asset Management, Inc.	United States	100% - Sub No. 0b	x	x
328	Trammell Crow Company - Chile, Inc.	United States	100% - Sub No. 0b	x	x
329	Trammell Crow Medical Services, Inc.	United States	100% - Sub No. 0b	x	x
330	Trammell Crow Mexico, Inc.	United States	100% - Sub No. 327	x	x
331	Trammell Crow Minnesota Services, Inc.	United States	100% - Sub No. 0b	x	x
332	Trammell Crow Company - South American Holdings, Inc	United States	100% - Sub No. 0b	x	x
333	Intentionally Deleted
334	CB Richard Ellis Valuation Services BVBA	Belgium	100% - Sub No. 83
335	CB Richard Ellis Facilities Management s.r.o.	Czech Republic	100% - Sub No. 185
336	CB Richard Ellis A/S	Denmark	100% - Sub No. 185
337	Intentionally Deleted
338	CB Richard Ellis SpA	Denmark	100% - Sub No. 185
339	Facilities Management CBRE Oy	Finland	100% - Sub No. 185
340	Artequation	France	94% - Sub No. 108

Sub No.	Name of Subsidiary	Country of Incorporation	Ownership Percentage of Borrower/Other Subsidiaries	Immaterial Subsidiary (Check if Applicable)	Investment Subsidiary (Check if Applicable)	Guarantor (Check if Applicable)	Pledged (Check if Applicable)
341	CB Richard Ellis Hotels SAS	France	100% - Sub No. 108
342	CB Richard Ellis SAS	France	100% - Sub No. 108
343	Trammell Crow Company (Germany) GmbH	Germany	100% - Sub No. 368
344	Trammell Crow Company Italy S.R.L.	Italy	100% - Sub No. 368
345	Espansione Commerciale	Italy	100% - Sub No. 185
346	Rietmeijer & Partners BV	Netherlands	100% - Sub No. 188
347	Trammell Crow Company (Netherlands) B.V.	Netherlands	100% - Sub No. 368
348	Uski Holdings BV	Netherlands	100% - Sub No. 185
349	CB Richard Ellis Facilities Management Sp. Z.o.o.	Poland	100% - Sub No. 185
350	Alcaeus Gestao de Projectos Imobiliarios Lda	Portugal	100% - Sub No. 199
351	CB Richard Ellis Facilities Management Lda	Portugal	100% - Sub No. 185
352	Predibisa – Sociedade de Mediação Imobiliária, Limitada	Portugal	100% - Sub No. 199
353	Rota Verde – Sociedade de mediação Imobiliária, Lda.	Portugal	100% - Sub No. 199
354	CB Richard Ellis Services SRL	Romania	99.66% - Sub No. 185 0.34% - Sub No. 186
355	CB Richard Ellis Eurisko SRL	Romania	99.99% - Sub No. 185 0.01% - Sub No. 186
356	Paul Gee & Co Limited	Scotland	100% - Sub No. 220
357	CB Richard Ellis Facilities Management (Pty) Ltd	South Africa	100% - Sub No. 185
358	CB Richard Ellis Financial Services SA	Spain	100% - Sub No. 207
359	CB Richard Ellis Valuations Advisory S.L.	Spain	100% - Sub No. 207
360	Martinez FM Arquitectos S.L.U.	Spain	100% - Sub No. 207
361	Trammell Crow Company (Spain) S.R.L.	Spain	100% - Sub No. 368
362	CB Richard Ellis Facilities Management (Sweden) A.B.	Sweden	100% - Sub No. 211
363	Intentionally Deleted
364	CB Richard Ellis LLC	Ukraine	60.01% - Sub No. 185
365	CB Richard Ellis (Middle East) Ltd	UAE	50% - Sub No. 215
366	Grenville Smith & Duncan Limited	United Kingdom	100% - Sub No. 220
367	Reech CBRE Alternative Real Estate LLP	United Kingdom	50% JV - Sub No. 220
368	Trammell Crow Company Limited	United Kingdom	100% - Sub No. 388
369	Trammell Crow Company (UK) Limited	United Kingdom	100% - Sub No. 368
370	CB Richard Ellis (RM) Pty Ltd	Australia	100% - Sub No. 371
371	CB Richard Ellis (RP) Pty Ltd	Australia	71% - Sub No. 61
372	Saltire Pty Ltd	Australia	100% - Sub No. 80
373	Tanha Investments Pty Ltd	Australia	100% - Sub No. 80
374	Trammell Crow Company (Aust) Pty Limited	Australia	100% - Sub No. 61
375	Trammell Crow Company Property Services (Shenzhen) Limited	China	100%- Sub No. 376
376	Trammell Crow Company (Hong Kong Holding) Limited	Hong Kong	100% - Sub No. 387
377	Trammell Crow Company (Hong Kong) Limited	Hong Kong	100% - Sub No. 387
378	CB Richard Ellis South Asia Private Limited	India	76% - Sub No. 135
379	Trammell Crow Company (NZ) Limited	New Zealand	100% - Sub No. 195
380	Trammell Crow Savills Philippines, Inc.	Philippines	100% - Sub No. 387
381	CBRE Indirect Investment Services Pte Ltd	Singapore	100% - Sub No. 201
382	Trammell Crow Company (Singapore) Pte Limited	Singapore	100% - Sub No. 387
383	Trammell Crow (Thailand) Company Ltd	Thailand	100% - Sub No. 387
384	Trammell Crow Argentina S.A.	Argentina	95% - Sub No. 388 5% - Sub No. 390
385	Trammell Crow do Brasil Ltda.	Brazil	99.9999% - Sub No. 388 0.0001% - Sub No. 390
386	Raven Insurance Company Ltd.[1]	Cayman Islands	100% - Sub No. 0b
387	Trammell Crow Company Asia Pacific Limited	Cayman Islands	100% - Sub No. 388
388	Trammell Crow Global Solutions Inc.	Cayman Islands	100% - Sub No. 185				x
389	Trammell Crow Global Solutions II Inc.	Cayman Islands	100% - Sub No. 301
390	Trammell Crow Latin America, Inc.	Cayman Islands	100% - Sub No. 388
391	CBRE Chile S.A.	Chile	99.97% - Sub No. 328 0.03% - Sub No. 332
392	CBRE Ltda.	Chile	99% - Sub No. 265 1% - Sub No. 332
393	Trammell Crow Company Colombia S.A.	Colombia	92% - Sub No. 390 2% - Sub No. 327 2% - Sub No. 301 2% - Sub No. 302 2% - Sub No. 388
394	Trammell Crow Company Honduras, S.A.	Honduras	99.6% - Sub No. 388 0.4% - Sub No. 390
395	T.C. Services Mexico, S. de R.L. de C.V.	Mexico	99.67% - Sub No. 397 0.33% - Sub No. 302
396	Trammell Crow Mexico, S.A. de C.V.	Mexico	100% - Sub No. 330
397	Trammell de Mexico, S. de R.L. de C.V.	Mexico	99.67% - Sub No. 302 0.33% - Sub No. 332
398	Trammell Crow Company (Puerto Rico) Inc.	Puerto Rico	100% - Sub No. 390
399	CBRE Services, C.A.	Venezuela	99.9% - Sub No. 185 0.1% - Sub No. 1
400	CB Richard Ellis Alberta Limited	Canada	100% - Sub No. 91
401	CB Richard Ellis Global Corporate Services Ltd.	Canada	100% - Sub No. 302
402	Realnet Canada Inc.	Canada	50% - Sub No. 91
403	Brampton-Canada Associates, Ltd.	Canada	100% - Sub No. 401
404	CB Richard Ellis Global Corporate Services Ontario Ltd.	Canada	100% - Sub No. 401
405	Trammell Crow Properties (Canada), Ltd.	Canada	100% - Sub No. 401
406	Beijing CB Richard Ellis Property Consultants Ltd.	China	100% - Sub No. 134
407	Premier Property Management Services (Shanghai) Ltd.	China	70% - Sub No. 134
408	CB Richard Ellis Shanghai Property Brokerage Ltd.	China	100% - Sub No. 134
409	CBREI Leaseco Manager, LLC	United	100% - Sub No. 16		x

Sub No.	Name of Subsidiary	Country of Incorporation	Ownership Percentage of Borrower/Other Subsidiaries	Immaterial Subsidiary (Check if Applicable)	Investment Subsidiary (Check if Applicable)	Guarantor (Check if Applicable)	Pledged (Check if Applicable)
410	CBREI Leaseco Manager 2, LLC	United	100% - Sub No. 16		x
411	CBRE Multi-Family Advisor	United	100% - Sub No. 16		x
412	CB Richard Ellis Global REIT Fund GP, LLC	United States	100% - Sub No. 60h		x
413	CBRE Strategic Investors U.S. Value 5, LL	United States	Carry 57.70% Sub No. 40, 2.02% Sub No. 290, 0.28% Sub No. 26	x
414	CBRE Strategic Investors U.S. Opportunity 5, LLC	United States	Carry 57.70% Sub No. 40, 2.02% Sub No. 290, 0.28% Sub No. 26	x
415	CB Richard Ellis U.S. Value 5 GP, LLC	United States	Shares 80.47% - Sub No. 26, Carry 100% Sub No. 413		x
416	CB Richard Ellis Partners U.S. Opportunity 5 GP, LLC	United States	Shares 80.25% - Sub No. 26, Carry 100% Sub No. 414		x
417	CB Richard Ellis Strategic Partners U.S. Employee Value 5, LP	United States	0% (general partner Sub No. 415)	x
418	CB Richard Ellis Strategic Partners U.S. Employee Opportunity 5, LP	United States	0% (general partner Sub No.416)	x
419	CB Richard Ellis Global Dynamic Partners GP Sarl(4)	Luxembourg	100% - Sub No. 187		x
420	CB Richard Ellis Global Dynamic Partners SCA SICAV SIF(4)	Luxembourg	99.997% - Sub no. 312		x
421	Global Dynamique Partners Management Sarl(6)	Luxembourg	100% - Sub No. 187		x
422	CBRE SPA II Co-Investment LLC	United States	82.46% - Sub No. 26, Carry 57.7% Sub No. 40, 12.69 % Sub No. 26, 1.61% Sub No. 290		x
423	CB Richard Ellis SPA II GP, LLC	United States	100% - Sub No. 26		x
424	CB Richard Ellis Investors SP Asia, LLC	United States	100% - Sub No. 26		x
425	CB Richard Ellis Investors Japan KK	Japan	100% - Sub No. 187		x
426	CB Richard Ellis Investors Limited	Hong Kong	100% - Sub No. 185		x
427	CBRE Investors Management Consulting (Shanghai) Co., Ltd	China	100% - Sub No. 426		x
428	CB Richard Elis Global Real Estate Securities PTY Limited	Australia	100% - Sub No. 60h		x

1.	This is an insurance company that is regulated by the Vermont regulatory authorities and cannot be a guarantor and its stock cannot be pledged.
2.	These entities have less than $5 million of total assets.
3.	These entities are legally but not benefically owned by CB Richard Ellis Ltd. Beneficial interest held for Strategic UK Fund I LP.
4.	Fund in formation.
5.	CBRE Investors Inc and CBRE Investors LLC will be guarantors and their stock will be pledged, notwithstanding the fact that they are both Investment Subsidiaries.
6.	Mortgage Banking Subsidiaries

Schedule 3.09

Litigation; Compliance with Laws

None

Schedule 3.18(a)

UCC Filing Offices

Debtor	Secured Party	Filing Office
CB Richard Ellis Services, Inc.	Credit Suisse	Delaware Secretary of State
CB Richard Ellis Group, Inc.	Credit Suisse	Delaware Secretary of State
CB Richard Ellis, Inc.	Credit Suisse	Delaware Secretary of State
CBRE/LJM-Nevada, Inc.	Credit Suisse	Nevada Secretary of State
Insignia/ESG Capital Corporation	Credit Suisse	Delaware Secretary of State
Westmark Real Estate Acquisition Partnership, L.P.	Credit Suisse	Delaware Secretary of State
HoldPar A	Credit Suisse	Delaware Secretary of State
HoldPar B	Credit Suisse	Delaware Secretary of State
CBRE/LJM Mortgage Company, L.L.C.	Credit Suisse	Delaware Secretary of State
CB/TCC Global Holdings Limited	Credit Suisse	District of Columbia, Recorder of Deeds
CB/TCC Holdings LLC	Credit Suisse	Delaware Secretary of State
The Polacheck Company, Inc.	Credit Suisse	Department of Financial Institutions
CB/TCC, LLC	Credit Suisse	Delaware Secretary of State
CBRE Technical Services, LLC	Credit Suisse	Delaware Secretary of State
CB Holdco, Inc.	Credit Suisse	Delaware Secretary of State
Vincent F. Martin, Jr., Inc.	Credit Suisse	California Secretary of State

Schedule 4.02(a)

Foreign Counsel

CB Richard Ellis Pty Ltd (Australia Borrower) – Allens Arthur Robinson

CB Richard Ellis Limited (New Zealand Borrower) – Chapman Tripp

CB Richard Ellis Limited (Canadian Borrower) – McInnes Cooper

CB Richard Ellis Limited (U.K. Borrower) – Wragge & Co LLP

Schedule 6.01(a)

Indebtedness

Country	Debtor	Description of Indebtedness		Amount
Australia	CB Richard Ellis (C) Pty Limited	ANZ Bank - Indemnity Guarantee	AUD	20,000
Australia	CB Richard Ellis (C) Pty Limited	ANZ Bank - Credit Card Facility	AUD	40,000
Australia	CB Richard Ellis (C) Pty Limited	ANZ Bank - Encashment facility	AUD	19,000
Australia	CB Richard Ellis (C) Pty Limited	ANZ Bank - Indemnity Guarantee	AUD	2,433,000
Australia	CB Richard Ellis (C) Pty Limited	ANZ Bank Overdraft Facility	AUD	3,000,000
Australia	CB Richard Ellis (V) Pty Limited	ANZ Bank - Encashment facility	AUD	5,000
Australia	CB Richard Ellis (V) Pty Limited	ANZ Bank - Indemnity Guarantee	AUD	427,000
Austria	CB Richard Ellis Gmbh	Creditanstalt AG overdraft facility	EUR	59,408
Belgium	Immobiliere Developpement et Gestion SARL	Dexia Banque	EUR	41,449
Europe	Various entities in Europe	HSBC Bank Euro Pool overdraft line	EUR	20,000,000
France	CB Richard Ellis S. A.	HSBC Bank Overdraft Facility	EUR	6,000,000
Hong Kong	CB Richard Ellis Limited (HK)	HSBC Bank - Combined Overdraft	HKD	6,500,000
Japan	CB Richard Ellis KK	Mitsubishi Tokyo UFJ Bank	JPY	600,000,000
Japan	CB Richard Ellis KK	Mitsubishi Tokyo UFJ Bank	JPY	100,000,000
Japan	CB Richard Ellis KK	Mizuho Bank	JPY	100,000,000
New Zealand	CB Richard Ellis Limited (NZ)	ANZ Bank - Encashment facility	NZD	1,000
New Zealand	CB Richard Ellis Limited (NZ)	ANZ Bank - Overdraft	NZD	500,000
New Zealand	CB Richard Ellis Limited (NZ)	ANZ Bank - Credit Card Facility	NZD	20,000
Portugal	Richard Ellis Lda.	Banco Comercial Portugues overdraft facility	EUR	299,279
Portugal	Richard Ellis Lda.	Banco Totta overdraft facility	EUR	498,798
Spain	CB Richard Ellis S.A.	Banco Sabadell	EUR	400,000
Spain	CB Richard Ellis S.A.	Banco Santander bank facility	EUR	900,000
Spain	CB Richard Ellis S.A.	Barclays Bank	EUR	1,200,000
Spain	CB Richard Ellis S.A.	CajaMadrid	EUR	400,000
Spain	CB Richard Ellis S.A.	Banesto	EUR	500,000
Spain	CB Richard Ellis S.A.	Bankinter	EUR	600,000
Spain	CB Richard Ellis S.A.	HSBC Bank	EUR	2,000,000
United Kingdom	CB Richard Ellis Investors UK Holdings Limited	Acquisition notes related Oxford Properties	GBP	2,252,500
United Kingdom	Insignia Financial Group, Inc.	Deferred Loan Note: St. Quintin Holdings Limited	GBP	1,118,000
United Kingdom	Trannell Crow Company (UK) Limited	Royal Bank of Scotland Multi-currency Overdraft Facility	GBP	500,000
Various	Various	Capital Lease Obligation (in various currencies)	USD	2,246,000
United States	Parmer Lane Village	Development and Investment Recourse Debt - Hibernia Bank (Name changed to Capital One)	USD	1,382,480
United States	TC DUHS, LLC	Development and Investment Recourse Debt - LaSalle Bank National Assoc.	USD	1,166,519
United States	High Street Clarkson	Development and Investment Recourse Debt - California Bank & Trust	USD	576,618
United States	Arvada Marketplace East	Development and Investment Recourse Debt - Southtrust Bank (Name changed to Wachovia)	USD	1,561,250
United States	TCDFW 1-20 I, LP	Development and Investment Recourse Debt - Union Bank of California	USD	905,000
United States	TCDFW 1-20 II, LP	Development and Investment Recourse Debt - Union Bank of California	USD	202,750
United States	Atascocita Commons	Development and Investment Recourse Debt - Amegy Bank	USD	6,644,260
United States	Atascocita Commons Assoc II LP	Development and Investment Recourse Debt - Amegy Bank	USD	975,525
United States	TC Pennsy Drive	Development and Investment Recourse Debt - Bank Midwest	USD	2,614,525
United States	Centrepoint Commons	Development and Investment Recourse Debt - SunTrust Bank	USD	4,440,000
United States	TC Davidson Mill LLC	Development and Investment Recourse Debt - LaSalle Bank National Assoc.	USD	17,151,600

Schedule 6.02(a)

Liens

•	Lien with respect to CB Richard Ellis, Inc. (agreement with Xerox Capital Services LLC) – equipment lease

•	Various liens with respect to CB Richard Ellis, Inc. (agreement with IOS Capital) – all equipment now or after leased per leasing agreements

•	Various liens with respect to CB Richard Ellis, Inc. (agreement with Mart Financial Group, Inc.) – equipment

•	Various liens with respect to CB Richard Ellis, Inc. (agreement with General Electric Capital Corporation) – equipment

•	Various liens with respect to CB Richard Ellis Services, Inc. (agreement with General Electric Capital Corporation) – equipment leases

•	Lien with respect to CB Richard Ellis, Inc. (agreement with Document Technologies) – equipment lease

•	Various liens with respect to CB Richard Ellis, Inc. (agreement with GreatAmerica Leasing Corporation) – equipment leases

•	Lien with respect to CB Richard Ellis, Inc. (agreement with Xerox Corporation) – equipment lease

•	Various liens with respect to CB Richard Ellis, Inc. (agreement with U.S. Bancorp) – equipment leases

•	Various liens with respect to CB Richard Ellis Services, Inc. (agreement with U.S. Bancorp) – equipment

•	Various liens with respect to CB Richard Ellis (agreement with CDW Leasing, L.L.C.) – all personal property and/or equipment leased per leasing agreements

•	Various liens with respect to CB Richard Ellis Services, Inc. (agreement with CDW Leasing, L.L.C.) – all personal property and/or equipment leased per leasing agreements

•

Lien with respect to CB Richard Ellis Services, Inc. (agreement with Bankers/Softech Divisions of EAB Leasing Corp.) – all now and after acquired goods, chattels, fixtures, furniture, equipment, assets, accounts receivable, contract rights, general intangibles and property of every kind wherever located

•	Lien with respect to CB Richard Ellis Services, Inc. (agreement with Bankers/Softech Divisions of EAB Leasing Corp.) – equipment per leasing agreement

•

Lien with respect to CB Richard Ellis Services, Inc. (agreement with Bankers/Softech Divisions of EAB Leasing Corp.) – all property, goods, inventory and equipment in existing and future leasing agreements or acquired through cash advances or credit provided by secured party

•

Lien with respect to CB Richard Ellis, Inc. (agreement with Bankers/Softech Divisions of EAB Leasing Corp.) – all property, goods, inventory and equipment in existing and future leasing agreements or acquired through cash advances or credit provided by secured party

•

Lien with respect to CB Richard Ellis, Inc. (agreement with Bankers/Softech Divisions of EAB Leasing Corp.) – all now and after acquired goods, chattels, fixtures, furniture, equipment, assets, accounts receivable, contract rights, general intangibles and property of every kind wherever located

•	Lien with respect to CB Richard Ellis, Inc. (agreement with Fidelity Leasing A Division of EAP Leasing Corp.) – equipment

•	Lien with respect to CB Richard Ellis, Inc. (agreement with ePlus Group, Inc.) – equipment lease

•	Various liens with respect to CB Richard Ellis, Inc. (agreement with Tennessee Commerce Bank) – equipment leases

•	Various liens with respect to CB Richard Ellis, Inc. (agreement with Central Leasing Corporation) – equipment leases

•	Lien with respect to CB Richard Ellis, Inc. (agreement with Computer Sales International, Inc.) – equipment leases

•	Lien with respect to CB Richard Ellis, Inc. (agreement with Highline Capital Corp.) – all present and after acquired equipment per lease agreement

•	Various liens with respect to CB Richard Ellis, Inc. (agreement with Wells Fargo Financial Leasing) – equipment

•	Lien with respect to CB Richard Ellis, Inc. (agreement with Steelcase Financial Services, Inc.) – all furniture and equipment

•	Lien with respect to CB Richard Ellis, Inc. (agreement with Marlin Leasing Corp) – equipment

•	Lien with respect to CB Richard Ellis, Inc. (agreement with GFC Leasing) – equipment

•	Lien with respect to CB Richard Ellis, Inc. (agreement with CIT Technology Financing Services, Inc.) – equipment now and after leased from secured party

•	Various liens with respect to CB Richard Ellis Services, Inc. (agreement with CIT Technology Financing Services, Inc.) – equipment now and after leased from secured party

•	Lien with respect to CB Richard Ellis, Inc. (agreement with AmSouth Bank) – equipment lease

•	Lien with respect to CB Richard Ellis Investors, LLC (agreement with Xerox Corporation) – equipment

•	Lien with respect to CB Richard Ellis Investors, LLC (agreement with Siemens Financial Services, Inc.) – equipment

•	Lien with respect to Trammel Crow Services Inc. (agreement with Canon Financial Services, Inc.) – equipment

•	Lien with respect to Trammel Crow Services, Inc. (agreement with IBM Credit LLC) – equipment

•	Lien with respect to Trammel Crow Company (agreement with US Bancorp.) – equipment

•	Lien with respect to Trammel Crow Company (agreement with General Electric Capital Corporation) – equipment

•	Lien with respect to Trammel Crow Company (agreement with Fleet Business Credit, LLC) – equipment

•	Lien with respect to Trammel Crow Company (agreement with Cannon Financial Services, Inc.) – equipment

•	Lien with respect to Trammel Crow Company (agreement with Toyota Motor Credit Corporation) – equipment

•	Lien with respect to Trammel Crow Company (agreement with Textron Financial Corporation) – equipment

•	Lien with respect to Trammel Crow Company (agreement with IOS Capital) – equipment

•	Lien with respect to Trammel Crow Company (agreement with Banc of America Leasing & Capital, LLC) – equipment

•	Lien with respect to Trammel Crow Company (agreement with C-W#11 Limited Partnership) – equipment

•	Lien with respect to Trammel Crow Company (agreement with CIT Technology Financing Services Inc.) – equipment

•	Lien with respect to Trammell Crow Company (agreement with Gramercy Warehouse Funding I LLC) – capital stock of TCC Investors, Inc.

•	Lien with respect to CB Richard Ellis Hawaii (agreement with Bank of Hawaii) – equipment

•	Lien with respect to CB Richard Ellis Hawaii (agreement with Fidelity Leasing a Division of EAB Leasing Corp.) – equipment

•	Lien with respect to CB Richard Ellis Hawaii (agreement with Graybar Financial Services, LLC) – equipment

•	Lien with respect to CB Richard Ellis Hawaii (agreement with US Bancorp) – equipment

•	Lien with respect to CB Richard Ellis Hawaii (agreement with Xerox Corporation) – equipment

•	Various Liens with respect to CB Richard Ellis Hawaii (agreement with Central Pacific Bank) – equipment

•

Lien with respect to CB Richard Ellis Hawaii (agreement with First Hawaiian Bank) – all inventory, equipment, accounts, letter of credit rights, documents, deposit accounts, investment property, money, other rights to payment and performance, all collateral relating to oil and gas, and general intangibles

•	Lien with respect to The Polacheck Company, Inc. (agreement with GFC Leasing) – equipment

Schedule 6.03(k)

Existing Investments

Notes Receivable

(In thousands of U.S. Dollars)

Description of Investment	Amount
Ackerman, J. (Pittsburgh Office)	60
Adams, J. (Charlotte Office)	5
Albuquerque Office	894
Anshuman Magazine (India Office)	222
Bakersfield Office	303
California Bear Holdings (Philippines Office)	231
Carmody	12
CBRE - N.E., LLC	33
Fresno Office	626
Gassaway, S. (Charlotte Office)	28
Insignia Mortgage Loan	16
PacTen Partners	64
Pollock, H. (Pittsburgh Office)	62
Raleigh Office	183
Reno	303
Salt Lake City Office	963
Tucson Office (T. Prouty)	9
Virginia Office	59
Whittier Partners	216
Workplace IQ	160

Total	4,449

Intercompany Loans

Lender	Borrower	Currency	Amount
CB Richard Ellis Investors, Inc.	CB Richard Ellis Investors DB Co-Invest LLC	EUR	1,000,800.00
CB Richard Ellis Services, Inc.	CB Richard Ellis Ltd	HKD	4,500,000.00
CB Richard Ellis Services, Inc.	CB Richard Ellis Ltd	HKD	2,246,177.52
CB Richard Ellis Services, Inc.	CB Richard Ellis Ltd	HKD	801,228.93
CB Richard Ellis Services, Inc.	CB Richard Ellis Ltd	HKD	12,787,983.69
CB Richard Ellis Services, Inc.	CB Richard Ellis Ltd	HKD	5,000,000.00
CB Richard Ellis Services, Inc.	CB Richard Ellis Ltd	USD	748,253.71
CB Richard Ellis Services, Inc.	CB Richard Ellis Ltd	HKD	54,660,664.38
Insignia/ESG Capital Corporation	Insignia (Iberia) Holdings, S.A.	EUR	2,309,391.00
Insignia/ESG Capital Corporation	Insignia S.A.	EUR	1,008,855.00
Insignia/ESG Capital Corporation	Insignia GmbH	EUR	3,613,365.00
CB Richard Ellis Real Estate Services Inc.	Insignia IESG, S. de R.L. de C.V.	USD	1,039,363.85
CB Richard Ellis Investors, L.L.C.	CB Richard Ellis Investors DR Co-Invest	EUR	670,929.00
CB Richard Ellis Investors, Inc.	CB-Spuk Carry Co. 1 Limited	GBP	13,999.99
CB Richard Ellis Limited	CB Richard Ellis Management Services	CAD	15,135,000.00
CB Richard Ellis Pty. Ltd.	RELAM Amsterdam Holdings B.V.	EUR	5,570,685.81
CB Richard Ellis, Inc.	CB Richard Ellis Ltd	HKD	545,450.00
CB Richard Ellis, Inc.	CB Richard Ellis Ltd	HKD	1,638,100.00
CB Richard Ellis Pty. Ltd.	CB Richard Ellis (V) Pty. Ltd.	AUD	4,803,133.00
CB Richard Ellis Pty. Ltd.	CB Richard Ellis (W) Pty. Ltd.	AUD	2,215,807.00
CB Richard Ellis Pty. Ltd.	CB Richard Ellis (A) Pty. Ltd.	AUD	154,979.00
CB Richard Ellis Limited	RELAM Amsterdam Holdings, B.V.	GBP	5,475,986.00
CB Richard Ellis Investors, L.L.C.	Yangtze Tianjin Limited	USD	7,660,878.00

Investments

[***]

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 6.03(p)

D&I Investments

[***]

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 6.03

Committed Amounts

[***]

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 6.05(d)

Certain Existing Restrictions

•	CBRE Melody – JP MorganChase Bank Loan Arbitrage Facility Agreement

•	CBRE Melody – JP MorganChase Senior Secured Credit Agreement

•	CBRE Melody – Washington Mutual REPO Agreement

•	Real Estate Services Agreement dated as of July, 2006 between Boeing Realty Corporation and CB Richard Ellis, Inc.

•	Insignia Financial Group, Inc. –Deferred Loan Notes for St. Quintin Stockholders; restricted cash held in escrow with Royal Bank of Scotland

•	Subordination Agreement between CB Commercial Ltd., REI Investment Ltd., and CB Richard Ellis Gmbh.

•

Amended and Restated Agreement and Plan of Merger, dated as of May 28, 2003, by and among Insignia Financial Group, Inc., CBRE Holding, Inc., CB Richard Ellis Services, Inc. and Apple Acquisition Corp.

•	CB Richard Ellis Services, Inc. Indenture for 9 3 /4% Senior Notes due May 15, 2010